================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-4108

                       Oppenheimer Variable Account Funds
                       ----------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 9/30/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                             Shares       Value
----------------------------------------------------------------------------------
COMMON STOCKS-93.1%
----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-16.7%
----------------------------------------------------------------------------------
AUTO COMPONENTS-0.4%
BorgWarner, Inc.(1)                                          34,520    $ 2,089,496
----------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-2.5%
Chipotle Mexican Grill, Inc., Cl. A(1)                       26,781      8,113,304
----------------------------------------------------------------------------------
Panera Bread Co., Cl. A(1)                                   56,460      5,868,452
                                                                       -----------
                                                                        13,981,756
----------------------------------------------------------------------------------
HOUSEHOLD DURABLES-0.9%
Tempur-Pedic International, Inc.(1)                          90,470      4,759,627
----------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL-1.0%
HomeAway, Inc.(1)                                            76,880      2,584,706
----------------------------------------------------------------------------------
Priceline.com, Inc.(1)                                        6,740      3,029,360
                                                                       -----------
                                                                         5,614,066
----------------------------------------------------------------------------------
MULTILINE RETAIL-3.3%
Dollar Tree, Inc.(1)                                        171,425     12,875,732
----------------------------------------------------------------------------------
Nordstrom, Inc.                                             117,150      5,351,412
                                                                       -----------
                                                                        18,227,144
----------------------------------------------------------------------------------
SPECIALTY RETAIL-4.8%
PetSmart, Inc.                                               76,430      3,259,740
----------------------------------------------------------------------------------
Tiffany & Co.                                                94,460      5,745,057
----------------------------------------------------------------------------------
Tractor Supply Co.                                          138,900      8,688,195
----------------------------------------------------------------------------------
Ulta Salon, Cosmetics & Fragrance, Inc.(1)                  140,480      8,742,070
                                                                       -----------
                                                                        26,435,062
----------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS-3.8%
Deckers Outdoor Corp.(1)                                     77,610      7,237,909
----------------------------------------------------------------------------------
Fossil, Inc.(1)                                              53,860      4,365,892
----------------------------------------------------------------------------------
lululemon athletica, Inc.(1)                                118,890      5,783,999
----------------------------------------------------------------------------------
Under Armour, Inc., Cl. A(1)                                 51,780      3,438,710
                                                                       -----------
                                                                        20,826,510
----------------------------------------------------------------------------------
CONSUMER STAPLES-8.6%
----------------------------------------------------------------------------------
BEVERAGES-2.1%
Hansen Natural Corp.(1)                                     131,340     11,464,669
----------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-2.0%
Fresh Market, Inc. (The)(1)                                  87,440      3,336,710
----------------------------------------------------------------------------------
Whole Foods Market, Inc.                                    115,870      7,567,470
                                                                       -----------
                                                                        10,904,180
----------------------------------------------------------------------------------
FOOD PRODUCTS-2.2%
Green Mountain Coffee, Inc.(1)                              131,530     12,224,398
----------------------------------------------------------------------------------
PERSONAL PRODUCTS-2.3%
Estee Lauder Cos., Inc. (The), Cl. A                         83,850      7,365,384
----------------------------------------------------------------------------------
Herbalife Ltd.                                              106,190      5,691,784
                                                                       -----------
                                                                        13,057,168
----------------------------------------------------------------------------------
ENERGY-6.7%
----------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-4.4%
Atwood Oceanics, Inc.(1)                                     90,650      3,114,734
----------------------------------------------------------------------------------

1 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                         Shares           Value
----------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES CONTINUED
----------------------------------------------------------------------------------
Carbo Ceramics, Inc.                                       37,720      $ 3,867,432
----------------------------------------------------------------------------------
Core Laboratories NV                                       64,760        5,817,391
----------------------------------------------------------------------------------
Key Energy Services, Inc.(1)                              332,480        3,155,235
----------------------------------------------------------------------------------
Oil States International, Inc.(1)                          81,170        4,133,176
----------------------------------------------------------------------------------
Superior Energy Services, Inc.(1)                         163,340        4,286,042
                                                                       -----------
                                                                        24,374,010
----------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-2.3%
Berry Petroleum Co., Cl. A                                110,550        3,911,259
----------------------------------------------------------------------------------
Cabot Oil & Gas Corp., Cl. A                               21,080        1,305,063
----------------------------------------------------------------------------------
Concho Resources, Inc.(1)                                 104,820        7,456,895
                                                                       -----------
                                                                        12,673,217
----------------------------------------------------------------------------------
FINANCIALS-4.4%
CAPITAL MARKETS-1.2%
Affiliated Managers Group, Inc.(1)                         49,770        3,884,549
----------------------------------------------------------------------------------
LPL Investment Holdings, Inc.(1)                          103,170        2,622,581
                                                                       -----------
                                                                         6,507,130
----------------------------------------------------------------------------------
COMMERCIAL BANKS-1.6%
First Republic Bank(1)                                    122,400        2,834,784
----------------------------------------------------------------------------------
Signature Bank(1)                                         130,540        6,230,674
                                                                       -----------
                                                                         9,065,458
----------------------------------------------------------------------------------
CONSUMER FINANCE-0.5%
Cash America International, Inc.                           53,170        2,720,171
----------------------------------------------------------------------------------
INSURANCE-1.1%
ProAssurance Corp.                                         80,380        5,788,968
----------------------------------------------------------------------------------
HEALTH CARE-14.9%
----------------------------------------------------------------------------------
BIOTECHNOLOGY-2.2%
Alexion Pharmaceuticals, Inc.(1)                          191,860       12,290,552
----------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES-1.8%
Cooper Cos., Inc. (The)                                    88,290        6,988,154
----------------------------------------------------------------------------------
IDEXX Laboratories, Inc.(1)                                38,690        2,668,449
                                                                       -----------
                                                                         9,656,603
----------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-4.4%
AmerisourceBergen Corp.                                   110,460        4,116,844
----------------------------------------------------------------------------------
Catalyst Health Solutions, Inc.(1)                        117,360        6,770,498
----------------------------------------------------------------------------------
Healthspring, Inc.(1)                                     115,200        4,200,192
----------------------------------------------------------------------------------
HMS Holdings Corp.(1)                                     322,910        7,875,775
----------------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B                     41,450        1,409,300
                                                                       -----------
                                                                        24,372,609
----------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY-2.7%
Cerner Corp.(1)                                           109,040        7,471,421
----------------------------------------------------------------------------------
SXC Health Solutions Corp.(1)                             132,320        7,370,224
                                                                       -----------
                                                                        14,841,645
----------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES-0.8%
Waters Corp.(1)                                            59,710        4,507,508

2 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                             Shares       Value
----------------------------------------------------------------------------------
PHARMACEUTICALS-3.0%
Perrigo Co.                                                   80,100    $7,778,511
----------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(1)                              127,410     8,695,733
                                                                        ----------
                                                                        16,474,244
----------------------------------------------------------------------------------
INDUSTRIALS-15.0%
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE-3.2%
B/E Aerospace, Inc.(1)                                       177,890     5,889,938
----------------------------------------------------------------------------------
Hexcel Corp.(1)                                              171,020     3,789,803
----------------------------------------------------------------------------------
TransDigm Group, Inc.(1)                                      99,140     8,096,764
                                                                        ----------
                                                                        17,776,505
----------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES-1.7%
Stericycle, Inc.(1)                                           57,740     4,660,773
----------------------------------------------------------------------------------
Waste Connections, Inc.                                      135,180     4,571,788
                                                                        ----------
                                                                         9,232,561
----------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT-4.0%
AMETEK, Inc.                                                 173,905     5,733,648
----------------------------------------------------------------------------------
Polypore International, Inc.(1)                              138,350     7,819,542
----------------------------------------------------------------------------------
Roper Industries, Inc.                                        90,610     6,243,935
----------------------------------------------------------------------------------
Sensata Technologies Holding NV(1)                            95,600     2,529,576
                                                                        ----------
                                                                        22,326,701
----------------------------------------------------------------------------------
MACHINERY-4.6%
Gardner Denver, Inc.                                         123,451     7,845,311
----------------------------------------------------------------------------------
Joy Global, Inc.                                              72,510     4,523,174
----------------------------------------------------------------------------------
Robbins & Myers, Inc.                                        100,152     3,476,276
----------------------------------------------------------------------------------
WABCO Holdings, Inc.(1)                                      107,420     4,066,921
----------------------------------------------------------------------------------
Wabtec Corp.                                                  99,240     5,246,819
                                                                        ----------
                                                                        25,158,501
----------------------------------------------------------------------------------
ROAD & RAIL-1.5%
Kansas City Southern, Inc.(1)                                166,290     8,307,848
----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-20.0%
----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.8%
Acme Packet, Inc.(1)                                         101,320     4,315,219
----------------------------------------------------------------------------------
Aruba Networks, Inc.(1)                                      146,130     3,055,578
----------------------------------------------------------------------------------
Polycom, Inc.(1)                                             156,030     2,866,271
                                                                        ----------
                                                                        10,237,068
----------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-2.7%
Rackspace Hosting, Inc.(1)                                   208,980     7,134,577
----------------------------------------------------------------------------------
SINA Corp.(1)                                                 48,260     3,455,899
----------------------------------------------------------------------------------
VeriSign, Inc.                                               142,770     4,084,650
                                                                        ----------
                                                                        14,675,126
----------------------------------------------------------------------------------
IT SERVICES-1.9%
Alliance Data Systems Corp.(1)                                21,700     2,011,590
----------------------------------------------------------------------------------
Teradata Corp.(1)                                            157,400     8,425,622
                                                                        ----------
                                                                        10,437,212
----------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-4.4%
Avago Technologies Ltd.                                      197,330     6,466,504
----------------------------------------------------------------------------------

3 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                           Shares                    Value
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT CONTINUED
--------------------------------------------------------------------------------------------------------------
Cavuim, Inc.(1)                                                            183,170                  $4,947,422
--------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.                                                233,010                   3,488,160
--------------------------------------------------------------------------------------------------------------
Netlogic Microsystems, Inc.(1)                                             120,950                   5,818,905
--------------------------------------------------------------------------------------------------------------
Xilinx, Inc.                                                               121,450                   3,332,588
                                                                                                  ------------
                                                                                                    24,053,579
SOFTWARE-9.2%
Ariba, Inc.(1)                                                             184,240                   5,105,290
--------------------------------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.(1)                                  105,280                   5,554,573
--------------------------------------------------------------------------------------------------------------
Citrix Systems, Inc.(1)                                                     55,270                   3,013,873
--------------------------------------------------------------------------------------------------------------
Fortinet, Inc.(1)                                                          290,830                   4,885,944
--------------------------------------------------------------------------------------------------------------
Informatica Corp.(1)                                                       149,090                   6,105,236
--------------------------------------------------------------------------------------------------------------
MICROS Systems, Inc.(1)                                                     69,250                   3,040,768
--------------------------------------------------------------------------------------------------------------
Nuance Communications, Inc.(1)                                             136,940                   2,788,098
--------------------------------------------------------------------------------------------------------------
Red Hat, Inc.(1)                                                           147,680                   6,240,957
--------------------------------------------------------------------------------------------------------------
Salesforce.com, Inc.(1)                                                     37,500                   4,285,500
--------------------------------------------------------------------------------------------------------------
SuccessFactors, Inc.(1)                                                    138,550                   3,185,265
--------------------------------------------------------------------------------------------------------------
TIBCO Software, Inc.(1)                                                    302,450                   6,771,856
                                                                                                  ------------
                                                                                                    50,977,360
--------------------------------------------------------------------------------------------------------------
MATERIALS-5.5%
--------------------------------------------------------------------------------------------------------------
CHEMICALS-3.3%
Airgas, Inc.                                                                65,170                   4,159,149
--------------------------------------------------------------------------------------------------------------
Albemarle Corp.                                                             91,820                   3,709,528
--------------------------------------------------------------------------------------------------------------
Celanese Corp., Series A                                                    64,020                   2,082,571
--------------------------------------------------------------------------------------------------------------
CF Industries Holdings, Inc.                                                43,560                   5,374,868
--------------------------------------------------------------------------------------------------------------
Rockwood Holdings, Inc.(1)                                                  88,960                   2,997,062
                                                                                                  ------------
                                                                                                    18,323,178
--------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING-0.5%
Ball Corp.                                                                  80,310                   2,491,216
--------------------------------------------------------------------------------------------------------------
METALS & MINING-1.7%
Allied Nevada Gold Corp.(1)                                                 86,420                   3,094,700
--------------------------------------------------------------------------------------------------------------
Molycorp, Inc.(1)                                                           93,750                   3,081,563
--------------------------------------------------------------------------------------------------------------
Silver Wheaton Corp.                                                       108,260                   3,188,257
                                                                                                  ------------
                                                                                                     9,364,520
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-0.7%
--------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-0.7%
SBA Communications Corp.(1)                                                116,280                   4,009,334
--------------------------------------------------------------------------------------------------------------
UTILITIES-0.6%
--------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-0.6%
ITC Holdings Corp.                                                          39,160                   3,032,159
                                                                                                  ------------
Total Common Stocks (Cost $437,834,710)                                                            513,259,059
--------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-6.8%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.16% (2,3) (Cost $37,441,150)                                          37,441,150                  37,441,150

4 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                                                     Value
--------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $475,275,860)                              99.9%                $550,700,209
--------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                               0.1                      297,258
                                                                       ---------------------------------------
Net Assets                                                                  100.0%                $550,997,467
                                                                       =======================================

Footnotes to Statement of Investments

1.  Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES           GROSS        GROSS           SHARES
                                                    DECEMBER 31, 2010   ADDITIONS   REDUCTIONS   SEPTEMBER 30, 2011
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E          2,477,343  243,722,609  208,758,802          37,441,150

                                                           VALUE     INCOME
-----------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E      $37,441,150  $18,543

3. Rate shown is the 7-day yield as of September 30, 2011

5 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                           LEVEL 3-
                                    LEVEL 1-            LEVEL 2-          SIGNIFICANT
                                   UNADJUSTED      OTHER SIGNIFICANT     UNOBSERVABLE
                                 QUOTED PRICES     OBSERVABLE INPUTS        INPUTS           VALUE
                                 ----------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary        $   91,933,661    $              --     $         --     $ 91,933,661
   Consumer Staples                  47,650,415                   --               --       47,650,415
   Energy                            37,047,227                   --               --       37,047,227
   Financials                        24,081,727                   --               --       24,081,727
   Health Care                       82,143,161                   --               --       82,143,161
   Industrials                       82,802,116                   --               --       82,802,116
   Information Technology           110,380,345                   --               --      110,380,345
   Materials                         30,178,914                   --               --       30,178,914
   Telecommunication Services         4,009,334                   --               --        4,009,334
   Utilities                          3,032,159                   --               --        3,032,159
Investment Company                   37,441,150                   --               --       37,441,150
                                 ----------------------------------------------------------------------
Total Assets                     $  550,700,209    $              --     $         --     $550,700,209
                                 ----------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

6 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

7 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Federal tax cost of securities    $  477,557,354
                                  ==============

Gross unrealized appreciation     $  110,472,271
Gross unrealized depreciation        (37,329,416)
                                  --------------
Net unrealized appreciation          $73,142,855
                                  ==============

8 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--49.1%
CONSUMER DISCRETIONARY--4.0%
-------------------------------------------------------------------------------------------------------
MEDIA--3.1%
Central European Media Enterprises Ltd.(1)                         56,740               $       443,139
-------------------------------------------------------------------------------------------------------
Jupiter Telecommunications Co. Ltd.                                 5,487                     5,899,511
                                                                                        ---------------
                                                                                              6,342,650
-------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Target Corp.                                                       37,190                     1,823,798
-------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.3%
-------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.9%
CVS Caremark Corp.                                                 54,280                     1,822,722
-------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.3%
Nestle SA                                                          87,780                     4,825,295
-------------------------------------------------------------------------------------------------------
TOBACCO--1.1%
Altria Group, Inc.                                                 83,010                     2,225,498
-------------------------------------------------------------------------------------------------------
ENERGY--5.0%
-------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
Schlumberger Ltd.                                                  13,460                       803,966
-------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.6%
Chevron Corp.                                                      59,670                     5,520,663
-------------------------------------------------------------------------------------------------------
CONSOL Energy, Inc.                                                31,300                     1,062,009
-------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                  39,350                     2,857,991
                                                                                        ---------------
                                                                                              9,440,663
-------------------------------------------------------------------------------------------------------
FINANCIALS--7.7%
-------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.7%
Goldman Sachs Group, Inc. (The)                                    14,830                     1,402,177
-------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.5%
M&T Bank Corp.                                                     23,750                     1,660,125
-------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                  58,790                     1,418,015
                                                                                        ---------------
                                                                                              3,078,140
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
JPMorgan Chase & Co.                                              132,900                     4,002,948
-------------------------------------------------------------------------------------------------------
INSURANCE--3.6%
ACE Ltd.                                                           30,820                     1,867,692
-------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                              34,210                     2,715,590
-------------------------------------------------------------------------------------------------------
MetLife, Inc.                                                      98,430                     2,757,024
                                                                                        ---------------
                                                                                              7,340,306
-------------------------------------------------------------------------------------------------------
HEALTH CARE--7.3%
-------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--3.6%
Amgen, Inc.                                                        55,110                     3,028,295
-------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                           83,360                     3,234,368
-------------------------------------------------------------------------------------------------------
Vanda Pharmaceuticals, Inc.(1)                                    199,000                       985,050
                                                                                        ---------------
                                                                                              7,247,713
-------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.5%
Humana, Inc.                                                       38,000                     2,763,740
-------------------------------------------------------------------------------------------------------
WellPoint, Inc.                                                    36,200                     2,363,136
                                                                                        ---------------
                                                                                              5,126,876
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.2%
Teva Pharmaceutical Industries Ltd., Sponsored ADR                 65,950                     2,454,659

1 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
INDUSTRIALS--1.9%
-------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.1%
AerCap Holdings NV(1)                                              10,340              $        102,573
-------------------------------------------------------------------------------------------------------
AIRLINES--0.6%
United Continental Holdings, Inc.(1)                               69,580                     1,348,460
-------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.7%
Cooper Industries plc                                              30,490                     1,406,199
-------------------------------------------------------------------------------------------------------
MACHINERY--0.5%
Ingersoll-Rand plc                                                 38,170                     1,072,195
-------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.2%
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.3%
Orbcomm, Inc.(1)                                                      375                           956
-------------------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                     96,170                     4,676,747
                                                                                        ---------------
                                                                                              4,677,703
-------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.6%
Apple, Inc.(1)                                                      3,170                     1,208,341
-------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--5.0%
eBay, Inc.(1)                                                     128,390                     3,786,221
-------------------------------------------------------------------------------------------------------
Google, Inc., Cl. A(1)                                             12,440                     6,398,887
                                                                                        ---------------
                                                                                             10,185,108
-------------------------------------------------------------------------------------------------------
SOFTWARE--8.3%
Oracle Corp.                                                       64,350                     1,849,419
-------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(1)                          1,048,576                    13,337,887
-------------------------------------------------------------------------------------------------------
THQ, Inc.(1)                                                    1,078,630                     1,866,030
                                                                                        ---------------
                                                                                             17,053,336
-------------------------------------------------------------------------------------------------------
MATERIALS--1.8%
-------------------------------------------------------------------------------------------------------
CHEMICALS--1.8%
Celanese Corp., Series A                                           33,330                     1,084,225
-------------------------------------------------------------------------------------------------------
Mosaic Co. (The)                                                   53,970                     2,642,911
                                                                                        ---------------
                                                                                              3,727,136
-------------------------------------------------------------------------------------------------------
UTILITIES--0.9%
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%
Edison International, Inc.                                         44,790                     1,713,218
                                                                                        ---------------
Total Common Stocks (Cost $109,664,633)                                                     100,431,680

                                                                 Principal
                                                                    Amount
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.5%
AESOP Funding II LLC, Automobile Receivables Nts.,
Series 2011-1A, Cl. A, 1.85%, 11/20/13(2)                     $   125,000                       125,370
-------------------------------------------------------------------------------------------------------
Ally Auto Receivables Trust 2010-4, Automobile
Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14           30,000                        30,092
-------------------------------------------------------------------------------------------------------
Ally Master Owner Trust 2010-3, Asset-Backed
Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15(2)             200,000                       205,080
-------------------------------------------------------------------------------------------------------
Ally Master Owner Trust, Automobile Receivables Nts.,
Series 2011-4, Cl. A2, 1%, 9/15/16                                240,000                       239,582
-------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2009-1,
Automobile Receivables-Backed Nts., Series 2009-1, Cl.
A3, 3.04%, 10/15/13                                                93,428                        94,233
-------------------------------------------------------------------------------------------------------

2 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount           Value
-----------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2011-1,
Automobile Receivables-Backed Nts., Series 2011-1, Cl.
D, 4.26%, 2/8/17                                              $    60,000    $     60,846
-----------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2011-2,
Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15                              70,000          70,505
Series 2011-2, Cl. D, 4%, 5/8/17                                  120,000         121,595
-----------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2011-4,
Automobile Receivables-Backed Nts., Series 2011-4, Cl.
D, 4.08%, 7/10/17                                                 335,000         334,418
-----------------------------------------------------------------------------------------
AmeriCredit Prime Automobile Receivables Trust 2010-2,
Automobile Receivables Nts., Series 2010-2, Cl. A2,
1.22%, 10/8/13                                                     37,629          37,681
-----------------------------------------------------------------------------------------
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed
Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15                        65,000          65,207
-----------------------------------------------------------------------------------------
Carrington Mortgage Loan Trust, Asset-Backed
Pass-Through Certificates, Series 2006-FRE1, Cl. A2,
0.345%, 7/25/36(3)                                                192,916         177,525
-----------------------------------------------------------------------------------------
Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(2)                                  54,551          57,670
-----------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15              180,000         189,962
-----------------------------------------------------------------------------------------
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16(2)                       230,000         234,225
Series 2009-A13, Cl. A13, 5.35%, 8/15/18(2)                       220,000         241,282
Series 2009-A17, Cl. A17, 4.90%, 11/15/18(2)                      370,000         403,174
Series 2009-A8, Cl. A8, 2.329%, 5/16/16(2,3)                      325,000         327,817
-----------------------------------------------------------------------------------------
CNH Wholesale Master Note Trust 2011-1, Equipment Nts.,
Series 2011-1, Cl. 1A, 1.029%, 1/20/41(3)                         240,000         240,661
-----------------------------------------------------------------------------------------
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.975%, 2/25/33(3)                           8,285           7,886
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36                          236,499         184,182
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36                            2,050           1,609
-----------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
Certificates, Series
2006-25, Cl. 2A2,0.355%, 6/25/47(3)                               471,746         423,135
-----------------------------------------------------------------------------------------
DSC Floorplan Master Owner Trust, Automobile Receivable
Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16                        210,000         213,678
-----------------------------------------------------------------------------------------
DT Auto Owner Trust 2009-1, Automobile Receivable Nts.,
Series 2009-1, Cl. A1, 2.98%, 10/15/15(2)                         152,126         153,217
-----------------------------------------------------------------------------------------
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts.,
Series 2011-1A, Cl. C, 3.05%, 8/15/15(2)                          290,000         291,130
-----------------------------------------------------------------------------------------
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts.,
Series 2011-2A, Cl. C, 3.05%, 7/15/13(2)                           70,000          70,217
-----------------------------------------------------------------------------------------
First Investors Auto Owner Trust 2011-1, Automobile
Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15            189,143         188,821
-----------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust 2009-2,
Asset-Backed Nts., Series 2009-2, Cl. A, 1.779%,
9/15/14(3)                                                        245,000         247,689
-----------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust 2010-1,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.879%,
12/15/14(2,3)                                                     250,000         253,695
-----------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust 2011-1,
Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16          255,000         259,951

3 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount           Value
-----------------------------------------------------------------------------------------
GE Capital Credit Card Master Note Trust, Asset-Backed
Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15                    $   105,000    $    107,507
-----------------------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust, Asset-Backed
Securities, Series 2009-2A, Cl. A, 1.757%, 10/20/14(2,3)          240,000         242,638
-----------------------------------------------------------------------------------------
GMAC Mortgage Servicer Advance Funding Ltd.,
Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%,
2/15/23(2)                                                        230,000         232,405
-----------------------------------------------------------------------------------------
Hertz Vehicle Financing LLC, Automobile Receivable Nts.,
Series 2010-1A, Cl. A1, 2.60%, 2/25/15(2)                         315,000         318,553
-----------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.579%, 3/15/16(3)           255,000         256,191
-----------------------------------------------------------------------------------------
Navistar Financial Dealer Note Master Owner Trust,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.885%,
1/26/15(2,3)                                                      405,000         406,451
-----------------------------------------------------------------------------------------
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed
Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13                      220,000         221,022
-----------------------------------------------------------------------------------------
Nissan Master Owner Trust, Automobile Receivable Nts.,
Series 2010-AA, Cl. A, 1.379%, 1/15/15(2,3)                       240,000         242,270
-----------------------------------------------------------------------------------------
Rental Car Finance Corp., Automobile Receivable Nts.,
Series 2011-1A, Cl. A1, 2.51%, 2/25/16(2)                         180,000         182,795
-----------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust
2010-2, Automobile Receivables Nts., Series 2010-2, Cl.
A2, 0.95%, 8/15/13                                                121,340         121,391
-----------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust
2010-3, Automobile Receivables Nts., Series 2010-3, Cl.
C, 3.06%, 11/15/17                                                235,000         235,488
-----------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust
2010-A, Automobile Receivables Nts., Series 2010-A, Cl.
A2, 1.37%, 8/15/13(2)                                             166,647         166,962
-----------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust
2011-1, Automobile Receivables Nts., Series 2011-1, Cl.
D, 4.01%, 2/15/17                                                 245,000         247,877
-----------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A, Cl. D,
3.10%, 5/15/17(4)                                                 262,233         261,158
-----------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2011-S2A,
Automobile Receivables Nts., Series 2011-S2A, Cl. D,
3.35%, 6/15/17(2)                                                 164,729         164,597
-----------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust 2010-A, Automobile
Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13           215,000         215,628
-----------------------------------------------------------------------------------------
Westlake Automobile Receivables Trust 2011-1,
Automobile Receivables Nts., Series 2011-1, Cl. A3,
1.49%, 6/16/14(2)                                                 105,000         105,039
-----------------------------------------------------------------------------------------
World Financial Network Credit Card Master Note Trust,
Credit Card Receivables, Series 2009-A, Cl. A, 4.60%,
9/15/15                                                             5,000           5,023
                                                                              -----------
Total Asset-Backed Securities (Cost $9,343,428)                                 9,285,130
-----------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--27.4%
-----------------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.3%
-----------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED--21.9%
Federal Home Loan Mortgage Corp.:
5.50%, 9/1/39                                                   1,087,721       1,178,885
7%, 10/1/37                                                       814,939         937,012
-----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.707%, 3/25/36(3)                       217,247         299,564
Series 2426, Cl. BG, 6%, 3/15/17                                  323,769         348,624
Series 2427, Cl. ZM, 6.50%, 3/15/32                               373,519         415,084

4 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount                         Value
-------------------------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2626, Cl. TB, 5%, 6/1/33                            $      539,561               $       595,406
Series 2663, Cl. BA, 4%, 8/1/16                                   154,631                       155,627
Series 2686, Cl. CD, 4.50%, 2/1/17                                 48,611                        48,779
Series 2907, Cl. GC, 5%, 6/1/27                                    26,849                        26,974
Series 2952, Cl. GJ, 4.50%, 12/1/28                                   577                           577
Series 3019, Cl. MD, 4.75%, 1/1/31                                157,045                       158,927
Series 3025, Cl. SJ, 23.91%, 8/15/35(3)                            63,787                        87,673
Series 3094, Cl. HS, 23.544%, 6/15/34(3)                          126,477                       163,219
Series 3242, Cl. QA, 5.50%, 3/1/30                                 73,999                        74,795
Series 3822, Cl. JA, 5%, 6/1/40                                   413,917                       452,462
Series 3848, Cl. WL, 4%, 4/1/40                                   297,215                       315,252
Series R001, Cl. AE, 4.375%, 4/1/15                                18,219                        18,303
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 183, Cl. IO, 14.99%, 4/1/27(5)                             152,021                        28,682
Series 192, Cl. IO, 12.865%, 2/1/28(5)                             43,552                         9,136
Series 2130, Cl. SC, 50.576%, 3/15/29(5)                          122,745                        25,385
Series 243, Cl. 6, 25.34%, 12/15/32(5)                            146,875                        25,199
Series 2527, Cl. SG, 0%, 2/15/32(5,6)                              23,752                           439
Series 2531, Cl. ST, 47.192%, 2/15/30(5)                          470,817                        15,145
Series 2796, Cl. SD, 63.249%, 7/15/26(5)                          179,122                        34,944
Series 2802, Cl. AS, 66.556%, 4/15/33(5)                          137,353                        10,476
Series 2920, Cl. S, 63.885%, 1/15/35(5)                           966,172                       152,588
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                          131,529                        17,536
Series 3451, Cl. SB, 26.449%, 5/15/38(5)                          801,020                        82,056
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
3.863%, 6/1/26(7)                                                  43,980                        40,508
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/26-10/1/41(8)                                       8,112,000                     8,613,254
5%, 10/1/41(8)                                                  4,727,000                     5,085,219
5.50%, 9/25/20                                                     10,160                        11,115
5.50%, 10/1/26-10/1/41(8)                                       3,459,000                     3,753,521
6%, 3/1/37                                                        692,792                       763,089
6%, 10/1/41(8)                                                  2,025,000                     2,221,489
6.50%, 10/1/41(8)                                                 805,000                       887,387
7%, 11/1/17                                                       137,076                       146,514
7.50%, 1/1/33                                                     184,218                       214,955
8.50%, 7/1/32                                                       5,721                         6,526
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26(8)                                                  3,450,000                     3,555,117
3.50%, 10/1/26(8)                                               1,970,000                     2,057,419
4%, 10/1/26(8)                                                    235,000                       247,705
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 30 yr., 4%, 10/1/41(8)         4,345,000                     4,555,461
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                               128,374                       146,219
Trust 2004-101, Cl. BG, 5%, 1/25/20                               800,556                       857,732
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                               50,845                        50,924
Trust 2004-9,  Cl. AB, 4%, 7/1/17                                 126,529                       128,387

5 | OPPENHEIMER BALANCED FUND/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount                         Value
-------------------------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                    $      700,000               $       778,611
Trust 2005-12, Cl. JC, 5%, 6/1/28                                 109,920                       111,048
Trust 2005-22, Cl. EC, 5%, 10/1/28                                 44,924                        45,417
Trust 2005-30, Cl. CU, 5%, 4/1/29                                  58,270                        59,218
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                             310,413                       327,330
Trust 2006-46, Cl. SW, 23.339%, 6/25/36(3)                        160,878                       217,506
Trust 2007-42, Cl. A, 6%, 2/1/33                                  385,176                       406,532
Trust 2009-36, Cl. FA, 1.175%, 6/25/37(3)                         378,069                       384,763
Trust 2009-37, Cl. HA, 4%, 4/1/19                                 479,628                       508,818
Trust 2009-70, Cl. PA, 5%, 8/1/35                                 570,174                       594,442
Trust 2011-15, Cl. DA, 4%, 3/1/41                                 205,498                       215,788
Trust 2011-3, Cl. KA, 5%, 4/1/40                                  287,035                       310,565
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 39.096%, 11/25/31(5)                        358,592                        66,410
Trust 2001-81, Cl. S, 33.412%, 1/25/32(5)                          84,521                        17,682
Trust 2002-47,  Cl.  NS, 34.307%, 4/25/32(5)                      196,307                        37,325
Trust 2002-51, Cl. S, 34.566%, 8/25/32(5)                         180,256                        34,269
Trust 2002-52,  Cl.  SD, 43.757%, 9/25/32(5)                      225,907                        47,191
Trust 2002-77, Cl. SH, 43.482%, 12/18/32(5)                       122,212                        24,999
Trust 2002-84, Cl. SA, 41.238%, 12/25/32(5)                       327,017                        55,026
Trust 2002-9, Cl. MS, 33.744%, 3/25/32(5)                         130,221                        26,272
Trust 2003-33, Cl. SP, 41.366%, 5/25/33(5)                        377,426                        61,996
Trust 2003-4, Cl. S, 37.656%, 2/25/33(5)                          210,062                        35,195
Trust 2003-46, Cl. IH, 0%, 6/1/23(5,6)                          1,155,341                       137,849
Trust 2003-89, Cl. XS, 33.09%, 11/25/32(5)                        105,569                         4,746
Trust 2004-54, Cl. DS, 54.54%, 11/25/30(5)                        193,685                        41,493
Trust 2005-14, Cl. SE, 40.768%, 3/25/35(5)                        140,991                        20,890
Trust 2005-40, Cl. SA, 62.723%, 5/25/35(5)                        525,580                        83,104
Trust 2005-71, Cl. SA, 63.581%, 8/25/25(5)                        551,302                        83,480
Trust 2005-93, Cl. SI, 16.973%, 10/25/35(5)                       100,963                        13,486
Trust 2006-129, Cl. SM, 33.301%, 1/25/37(5)                       655,444                        87,059
Trust 2006-60, Cl. DI, 39.061%, 4/25/35(5)                         87,617                        12,057
Trust 2007-88, Cl. XI, 30.965%, 6/25/37(5)                        578,643                        92,723
Trust 2008-55, Cl. SA, 27.309%, 7/25/38(5)                        425,887                        47,677
Trust 2008-67,  Cl.  KS, 41.649%, 8/25/34(5)                      221,165                        15,171
Trust 222, Cl. 2, 26.089%, 6/1/23(5)                              335,579                        50,354
Trust 233, Cl. 2, 41.863%, 8/1/23(5)                              322,210                        68,743
Trust 252, Cl. 2, 36.993%, 11/1/23(5)                             280,941                        50,520
Trust 319, Cl. 2, 5.817%, 2/1/32(5)                                86,986                        17,272
Trust 331, Cl. 9, 32.455%, 2/1/33(5)                              269,201                        50,454
Trust 334, Cl. 17, 40.766%, 2/1/33(5)                             155,874                        36,225
Trust 339, Cl. 12, 0.004%, 7/1/33(5)                              261,295                        45,075
Trust 339, Cl. 7, 0%, 7/1/33(5,6)                                 889,709                       128,915
Trust 343, Cl. 13, 8.237%, 9/1/33(5)                              246,998                        38,102
Trust 345, Cl. 9, 14.968%, 1/1/34(5)                              351,415                        45,272
Trust 351, Cl. 10, 4.743%, 4/1/34(5)                               37,683                         5,626

6 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount         Value
---------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 351, Cl. 8, 2.811%, 4/1/34(5)                            $  117,387   $    17,671
Trust 356, Cl. 10, 0%, 6/1/35(5,6)                                 92,736        13,445
Trust 356, Cl. 12, 0%, 2/1/35(5,6)                                 48,677         7,156
Trust 362, Cl. 13, 4.155%, 8/1/35(5)                              356,106        55,275
Trust 364, Cl. 16, 0%, 9/1/35(5,6)                                256,502        38,708
---------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security,
Trust 1993-184, Cl. M, 4.177%, 9/25/23(7)                         123,940       107,819
                                                                            -----------
                                                                             44,804,060
---------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn., 8%, 4/15/23                    53,675        63,012
---------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 92.788%, 1/16/27(5)                       220,761        44,804
Series 2002-15, Cl. SM, 82.992%, 2/16/32(5)                       258,128        54,606
Series 2002-76, Cl. SY, 82.677%, 12/16/26(5)                      561,815       100,769
Series 2004-11, Cl. SM, 81.52%, 1/17/30(5)                        206,362        54,415
Series 2007-17, Cl. AI, 20.241%, 4/16/37(5)                       493,330        88,844
                                                                            -----------
                                                                                406,450
---------------------------------------------------------------------------------------
OTHER AGENCY--0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series
2010-R3, Cl. 2A, 0.784%, 12/8/20(3)                               354,533       356,720
NON-AGENCY--5.1%
---------------------------------------------------------------------------------------
COMMERCIAL--3.2%
Banc of America Commercial Mortgage Trust 2007-1,
Commercial Mtg. Pass-Through Certificates,
Series 2007-1, Cl. A4, 5.451%, 1/1/49                             355,000       380,096
---------------------------------------------------------------------------------------
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through
Certificates, Series 2007-4, Cl. 22A1, 5.705%, 6/1/47(3)          252,215       192,573
---------------------------------------------------------------------------------------
CFCRE Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2011-C1, Cl. A1,
1.871%, 4/1/44(2)                                                  70,252        69,380
---------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2007-J3, Mtg.
Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%,
7/1/37                                                             53,195        43,193
---------------------------------------------------------------------------------------
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49            290,000       300,130
---------------------------------------------------------------------------------------
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through
Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36          247,248       137,221
---------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Series 2010-C1, Cl. A1,
3.156%, 7/1/46(2)                                                 279,983       283,252
---------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.852%,
9/1/20(2,5)                                                     2,259,242       177,379
---------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust
2004-FA2, Mtg. Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                                    255,843       250,095
---------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                 460,170       306,527
---------------------------------------------------------------------------------------

7 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount               Value
---------------------------------------------------------------------------------------------
COMMERCIAL CONTINUED
---------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49     $      70,000     $        72,983
---------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44              192,066             194,885
---------------------------------------------------------------------------------------------
Impac CMB Trust Series 2005-4 Collateralized
Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.775%,
5/25/35(3)                                                        151,782             107,703
--------------------------------------------------------------------------------------------
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg.
Pass-Through Certificates, Series 2005-AR23, Cl. 6A1,
5.128%, 11/1/35(3)                                                325,382             228,396
---------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46(2)                         218,174             219,221
Series 2010-C2, Cl. A2, 3.616%, 11/1/43(2)                        340,000             333,493
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(4)                     140,000             140,588
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49                        355,000             364,113
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                           40,000              41,641
Series 2007-LD11, Cl. A2, 5.99%, 6/15/49(3)                       269,899             274,130
---------------------------------------------------------------------------------------------
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37                339,694             308,045
---------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2,
5.318%, 2/11/40                                                   165,423             166,069
---------------------------------------------------------------------------------------------
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg.
Pass-Through Certificates, Series 2004-13, Cl. 2A2,
2.716%, 4/1/34(3)                                                 205,090             197,814
---------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34                481,465             494,673
---------------------------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2007-6, Cl. 3A1,
5.164%, 7/1/37(3)                                                 307,232             186,707
---------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 5/1/46                                  260,000             277,269
---------------------------------------------------------------------------------------------
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR14, Cl.
1A4, 2.612%, 12/1/35(3)                                           159,929             130,898
---------------------------------------------------------------------------------------------
Wells  Fargo Commercial Mortgage Trust 2010-C1,
Commercial Mtg. Pass-Through Certificates, Series
2010-C1, Cl. A1, 3.349%, 11/1/43(2)                               180,008             185,264
---------------------------------------------------------------------------------------------
Wells  Fargo Mortgage-Backed Securities 2007-AR8
Trust, Mtg. Pass-Through Certificates, Series 2007-AR8,
Cl. A1, 6.068%, 11/1/37(3)                                        226,472             174,976
---------------------------------------------------------------------------------------------
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series
2011-C3, Cl. XA, 7.245%, 3/1/44(5)                              2,844,332             260,199
                                                                              ---------------
                                                                                    6,498,913
---------------------------------------------------------------------------------------------
MULTIFAMILY--0.3%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg.
Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A,
5.681%, 6/1/36(3)                                                 212,057             184,210
---------------------------------------------------------------------------------------------

8 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount              Value
--------------------------------------------------------------------------------------------
MULTIFAMILY CONTINUED
--------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%,
6/1/38                                                      $      35,418     $       35,391
--------------------------------------------------------------------------------------------
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through
Certificates, Series 2007-A3, Cl. 3A2M, 5.454%, 5/1/37(3)          44,238             37,112
--------------------------------------------------------------------------------------------
Wells  Fargo Mortgage-Backed Securities 2006-AR6
Trust, Mtg. Pass-Through Certificates, Series 2006-AR6,
Cl. 3A1, 2.795%, 3/25/36(3)                                       532,411            429,961
                                                                               -------------
                                                                                     686,674
--------------------------------------------------------------------------------------------
OTHER--0.2%
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39             320,000            333,128
--------------------------------------------------------------------------------------------
RESIDENTIAL--1.4%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through
Certificates, Series 2007-C, Cl. 1A4, 5.563%, 5/1/36(3)            80,000             71,731
--------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., Mtg.
Pass-Through Certificates, Series 2004-E, Cl. 2A6,
2.866%, 6/1/34(3)                                                 136,737            118,522
--------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-29, Mtg.
Pass-Through Certificates, Series 2005-29, Cl. A1,
5.75%, 12/1/35                                                     64,749             56,594
--------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg.
Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1,
5.363%, 11/1/35(3)                                                285,825            200,971
--------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                            198,836            188,188
--------------------------------------------------------------------------------------------
Citigroup Commercial Mortgage Trust 2008-C7, Commercial
Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4,
6.275%, 12/1/49(3)                                                300,000            328,224
--------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2005-29CB, Mtg.
Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%,
7/1/35                                                            715,493            581,234
--------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2007-19, Mtg.
Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%,
8/1/37                                                            200,811            151,125
--------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                 192,693            189,790
--------------------------------------------------------------------------------------------
JPMorgan Alternative Loan Trust 2006-S4, Mtg.
Pass-Through Certificates, Series 2006-S4, Cl. A6,
5.71%, 12/1/36                                                    121,894            106,937
--------------------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                                    124,887            128,948
--------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                        24,897             14,731
--------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2005-A15, Mtg.
Pass-Through Certificates, Series 2005-A15, Cl. 1A4,
5.75%, 2/1/36                                                      40,907             32,943
--------------------------------------------------------------------------------------------
Thornburg Mortgage Securities Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A2,
0.385%, 11/25/46(3)                                               228,751            225,740
--------------------------------------------------------------------------------------------
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY5, Cl.
3A1, 5.591%, 5/1/37(3)                                            214,212            178,464
--------------------------------------------------------------------------------------------
Wells  Fargo Alternative Loan 2007-PA5 Trust,
Mtg. Asset-Backed Pass-Through Certificates, Series
2007-PA5, Cl. 1A1, 6.25%, 11/1/37                                 180,893            149,908
--------------------------------------------------------------------------------------------

9 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount             Value
-------------------------------------------------------------------------------------------
RESIDENTIAL CONTINUED
-------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-R
Trust, Mtg. Pass-Through Certificates, Series 2004-R,
Cl. 2A1, 2.624%, 9/1/34(3)                                 $       87,908   $        83,020
-------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities
2006-AR14 Trust, Mtg. Pass-Through Certificates, Series
2006-AR14, Cl. 1A2, 5.684%, 10/1/36(3)                            209,642           180,337
                                                                            ---------------
                                                                                  2,987,407
                                                                            ---------------
Total Mortgage-Backed Obligations (Cost $55,078,216)                             56,073,352
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.6%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16                                                        65,000            67,435
2.50%, 5/27/16                                                    100,000           106,103
5%, 2/16/17                                                       115,000           136,261
5.25%, 4/18/16                                                    195,000           230,577
5.50%, 7/18/16                                                    110,000           132,125
-------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Nts.:                             190,000           200,656
2.375%, 4/11/16(9)
4.875%, 12/15/16(9)                                               160,000           188,337
5%, 3/15/16(9)                                                    120,000           140,407
                                                                            ---------------
Total U.S. Government Obligations (Cost $1,131,263)                               1,201,901
-------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--15.0%
CONSUMER DISCRETIONARY--2.1%
-------------------------------------------------------------------------------------------
AUTOMOBILES--0.1%
Daimler Finance North America LLC, 1.875% Sr.
Unsec. Nts., 9/15/14(2)                                           153,000           151,171
-------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                            230,000           240,350
-------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(2)                                                        340,000           362,841
-------------------------------------------------------------------------------------------
Marriott International, Inc., 6.20% Sr. Unsec. Unsub.
Nts., 6/15/16                                                     255,000           286,807
                                                                            ---------------
                                                                                    649,648
-------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
6/15/14                                                            55,000            60,967
-------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13           223,000           235,889
-------------------------------------------------------------------------------------------
Whirlpool Corp.:                                                   90,000            94,121
5.50% Sr. Unsec. Unsub. Nts., 3/1/13
8% Sr. Unsec. Nts., 5/1/12                                        180,000           186,953
                                                                            ---------------
                                                                                    577,930
-------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13                     215,000           228,188
-------------------------------------------------------------------------------------------
MEDIA--0.9%
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                             138,000           199,786
-------------------------------------------------------------------------------------------
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375%
Sr. Unsec. Nts., 3/1/41                                           182,000           204,868
-------------------------------------------------------------------------------------------
Historic TW, Inc., 9.125% Debs., 1/15/13                           78,000            85,252
-------------------------------------------------------------------------------------------

10 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount            Value
------------------------------------------------------------------------------------------
MEDIA CONTINUED
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14                            $       80,000  $        84,800
10% Sr. Unsec. Nts., 7/15/17                                      264,000          301,620
------------------------------------------------------------------------------------------
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14                  218,000          241,435
------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                           122,000          159,876
------------------------------------------------------------------------------------------
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                    130,000          164,881
------------------------------------------------------------------------------------------
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21                                      132,000          142,508
6.50% Sr. Sec. Nts., 1/15/18                                      282,000          301,035
                                                                           ---------------
                                                                                 1,886,061
------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.2%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21            127,000          124,820
------------------------------------------------------------------------------------------
Macy's Retail Holdings, Inc., 5.75% Sr.
Unsec. Nts., 7/15/14                                              254,000          271,580
                                                                           ---------------
                                                                                   396,400
------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.1%
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20             240,000          231,600
------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%
Kroger Co.(The), 5% Sr. Nts., 4/15/13                             199,000          209,249
------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41            143,000          177,381
                                                                           ---------------
                                                                                   386,630
------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                              29,000           30,635
8.50% Sr. Unsec. Nts., 6/15/19                                    155,000          193,624
------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13                    207,000          219,361
------------------------------------------------------------------------------------------
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18              240,000          249,000
                                                                           ---------------
                                                                                   692,620
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21(2)              233,000          250,070
------------------------------------------------------------------------------------------
TOBACCO--0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39                177,000          257,845
------------------------------------------------------------------------------------------
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41                 149,000          159,010
------------------------------------------------------------------------------------------
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13              206,000          224,853
                                                                           ---------------
                                                                                   641,708
------------------------------------------------------------------------------------------
ENERGY--1.9%
------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21                         235,000          240,322
------------------------------------------------------------------------------------------
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts.,
2/15/18                                                           286,000          319,639
------------------------------------------------------------------------------------------
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                      244,000          253,356
------------------------------------------------------------------------------------------
Weatherford International Ltd. Bermuda, 5.125% Sr.
Unsec. Unsub. Nts., 9/15/20                                       242,000          247,058
                                                                           ---------------
                                                                                 1,060,375
------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--1.4%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40          145,000          151,841
------------------------------------------------------------------------------------------
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts.,
8/15/13(2)                                                        205,000          219,456
------------------------------------------------------------------------------------------
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec.
Unsub. Nts., 12/15/17                                             215,000          224,138
------------------------------------------------------------------------------------------


11 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount                         Value
-------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
-------------------------------------------------------------------------------------------------------
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts.,
4/1/20                                                     $      330,000               $       365,357
-------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                               383,000                       407,357
-------------------------------------------------------------------------------------------------------
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37               245,000                       250,687
-------------------------------------------------------------------------------------------------------
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19           212,000                       233,200
-------------------------------------------------------------------------------------------------------
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr.
Sec. Nts., 9/30/14(2)                                             140,000                       152,950
-------------------------------------------------------------------------------------------------------
Rockies Express Pipeline LLC, 3.90% Sr. Unsec.
Unsub. Nts., 4/15/15(2)                                           393,000                       403,321
-------------------------------------------------------------------------------------------------------
Sunoco Logistics Partners Operations LP, 7.25% Sr.
Unsec. Nts., 2/15/12                                              214,000                       218,410
-------------------------------------------------------------------------------------------------------
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21(2)          165,000                       171,035
                                                                                        ---------------
                                                                                              2,797,752
-------------------------------------------------------------------------------------------------------
FINANCIALS--5.1%
-------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.1%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(2)                                                  405,000                       439,535
-------------------------------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                           232,000                       211,115
-------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts.,
7/27/21                                                            71,000                        70,276
-------------------------------------------------------------------------------------------------------
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21(2)           314,000                       295,883
-------------------------------------------------------------------------------------------------------
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(2)                           90,000                        81,757
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                   570,000                       549,970
-------------------------------------------------------------------------------------------------------
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts.,
1/19/16                                                           223,000                       226,646
-------------------------------------------------------------------------------------------------------
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub.
Nts., 12/1/12                                                     225,000                       228,509
-------------------------------------------------------------------------------------------------------
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13                 94,000                        92,366
-------------------------------------------------------------------------------------------------------
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual
Nts.(10)                                                           52,000                        39,130
                                                                                        ---------------
                                                                                              2,235,187
-------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.1%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts.,
12/21/12(2)                                                       258,000                       259,602
-------------------------------------------------------------------------------------------------------
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts.,
4/15/37                                                           433,000                       413,558
-------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(3)           510,000                       425,850
-------------------------------------------------------------------------------------------------------
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20                74,000                        84,012
-------------------------------------------------------------------------------------------------------
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(2)           174,000                       148,280
-------------------------------------------------------------------------------------------------------
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts.,
Series B, 4/15/13                                                 147,000                       152,627
-------------------------------------------------------------------------------------------------------
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts.,
6/15/12                                                           227,000                       235,937
-------------------------------------------------------------------------------------------------------
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(10)                                                      162,000                       167,670
-------------------------------------------------------------------------------------------------------
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14                    306,000                       322,941
                                                                                        ---------------
                                                                                              2,210,477
-------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13         223,000                       235,528
-------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21              110,000                       110,558
-------------------------------------------------------------------------------------------------------

12  |  Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount              Value
--------------------------------------------------------------------------------------------
CONSUMER FINANCE CONTINUED
SLM Corp., 6.25% Sr. Nts., 1/25/16                         $      312,000    $       306,694
                                                                             ---------------
                                                                                     652,780
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17          409,000            437,941
--------------------------------------------------------------------------------------------
Glen Meadow Pass-Through Trust, 6.505% Bonds,
2/12/67(2,3)                                                      275,000            193,875
--------------------------------------------------------------------------------------------
ING Groep State NV, 5.775% Jr. Unsec. Sub.
Perpetual Bonds(10)                                               255,000            188,063
--------------------------------------------------------------------------------------------
Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(2)                                    120,000            103,841
--------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(10)         379,000            391,649
--------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38          156,000            145,618
                                                                             ---------------
                                                                                   1,460,987
--------------------------------------------------------------------------------------------
INSURANCE--1.4%
Burlington Northern Santa Fe LLC, 5.75% Sr.
Unsec. Bonds, 5/1/40                                               60,000             71,047
--------------------------------------------------------------------------------------------
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21                             197,000            199,438
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20                           114,000            117,490
--------------------------------------------------------------------------------------------
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(2)                                                        212,000            217,434
--------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The),
5.25% Sr. Unsec. Nts., 10/15/11                                   205,000            205,245
--------------------------------------------------------------------------------------------
International Lease Finance Corp., 5.75% Sr. Unsec.
Unsub. Nts., 5/15/16                                              228,000            202,967
--------------------------------------------------------------------------------------------
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21(2)                342,000            325,992
--------------------------------------------------------------------------------------------
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds,
4/20/67                                                           466,000            380,955
--------------------------------------------------------------------------------------------
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub.
Nts., 9/17/12                                                     255,000            259,336
--------------------------------------------------------------------------------------------
Swiss Re Capital I LP, 6.854% Perpetual Bonds(2,10)               455,000            416,327
--------------------------------------------------------------------------------------------
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub.
Nts., 3/15/16                                                     241,000            245,376
--------------------------------------------------------------------------------------------
ZFS Finance USA Trust V, 6.50% Jr.
Sub. Bonds, 5/9/37(3,4)                                           252,000            219,240
                                                                             ---------------
                                                                                   2,860,847
--------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
Brandywine Operating Partnership LP, 5.75% Sr.
Unsec. Unsub. Nts., 4/1/12                                        123,000            124,731
--------------------------------------------------------------------------------------------
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12                   54,000             54,942
--------------------------------------------------------------------------------------------
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13             212,000            221,477
--------------------------------------------------------------------------------------------
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts.,
1/15/12                                                            93,000             93,879
--------------------------------------------------------------------------------------------
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts.,
3/1/12                                                            225,000            226,751
--------------------------------------------------------------------------------------------
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub.
Nts., 10/1/12(2)                                                  226,000            233,047
                                                                             ---------------
                                                                                     954,827
--------------------------------------------------------------------------------------------
HEALTH CARE--0.4%
--------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40                    145,000            163,915
--------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.2%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41                 124,000            157,588
--------------------------------------------------------------------------------------------
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40           145,000            157,718
                                                                             ---------------
                                                                                     315,306
--------------------------------------------------------------------------------------------

13 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount             Value
-------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18(2)                      $      245,000   $       239,488
-------------------------------------------------------------------------------------------
INDUSTRIALS--0.7%
-------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16            230,000           231,725
-------------------------------------------------------------------------------------------
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                 205,000           220,375
                                                                            ---------------
                                                                                    452,100
-------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%
Corrections Corp. of America, 7.75%
Sr. Nts., 6/1/17                                                  235,000           249,394
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                          215,000           218,716
5.25% Sr. Unsec. Nts., 10/19/12                                    34,000            35,551
6.375% Unsec. Sub. Bonds, 11/15/67                                428,000           403,390
                                                                            ---------------
                                                                                    657,657
-------------------------------------------------------------------------------------------
ROAD & RAIL--0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41                          62,000            71,437
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40                      71,000            83,376
-------------------------------------------------------------------------------------------
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts.,
3/15/41                                                            93,000           102,596
-------------------------------------------------------------------------------------------
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                       220,000           221,107
                                                                            ---------------
                                                                                    407,079
-------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Hewlett-Packard Co., 2.35% Sr. Unsec. Unsub. Nts.,
3/15/15                                                           383,000           384,666
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts.,
11/1/15                                                           430,000           426,229
-------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13                       223,000           236,118
-------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18                   157,000           179,820
-------------------------------------------------------------------------------------------
SOFTWARE--0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20             264,000           258,519
-------------------------------------------------------------------------------------------
MATERIALS--1.0%
-------------------------------------------------------------------------------------------
CHEMICALS--0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41                     101,000           124,183
-------------------------------------------------------------------------------------------
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                             374,000           385,908
-------------------------------------------------------------------------------------------
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17                     210,000           233,363
-------------------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec.             140,000           165,249
Unsub. Nts., 12/1/40
                                                                            ---------------
                                                                                    908,703
-------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                        180,000           189,474
-------------------------------------------------------------------------------------------
METALS & MINING--0.5%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
4/1/17                                                            330,000           354,315
-------------------------------------------------------------------------------------------
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12           212,000           222,244
-------------------------------------------------------------------------------------------
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15             14,000            15,503
-------------------------------------------------------------------------------------------
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                              75,000            81,641
6% Sr. Unsec. Unsub. Nts., 10/15/15                               177,000           195,179
-------------------------------------------------------------------------------------------

14 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                Principal
                                                                   Amount                Value
----------------------------------------------------------------------------------------------
METALS & MINING CONTINUED
----------------------------------------------------------------------------------------------
7.25% Sr. Unsec. Unsub. Nts., 7/15/12                      $       94,000      $        98,081
----------------------------------------------------------------------------------------------
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub.               35,000               38,550
Bonds, 11/15/16(2)
                                                                               ---------------
                                                                                     1,005,513
----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.8%
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                       170,000              195,887
----------------------------------------------------------------------------------------------
British Telecommunications plc, 9.875% Bonds, 12/15/30            142,000              206,361
----------------------------------------------------------------------------------------------
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series
P, 9/15/39                                                         82,000               74,103
----------------------------------------------------------------------------------------------
Frontier Communications Corp., 8.25% Sr. Unsec. Nts.,
4/15/17                                                           230,000              224,250
----------------------------------------------------------------------------------------------
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15               225,000              241,875
----------------------------------------------------------------------------------------------
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,              134,000              165,238
2/15/38
                                                                               ---------------
                                                                                     1,107,714
----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts.,
9/8/16                                                            349,000              340,973
----------------------------------------------------------------------------------------------
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17                162,000              183,555
                                                                               ---------------
                                                                                       524,528
----------------------------------------------------------------------------------------------
UTILITIES--1.1%
----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(2)          205,000              212,220
----------------------------------------------------------------------------------------------
Edison International, 3.75% Sr. Unsec. Unsub. Nts.,
9/15/17                                                           154,000              156,395
----------------------------------------------------------------------------------------------
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts.,
8/15/39                                                           138,000              151,704
----------------------------------------------------------------------------------------------
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts.,
8/15/13                                                           239,000              243,253
----------------------------------------------------------------------------------------------
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts.,
10/1/41                                                           173,000              178,089
----------------------------------------------------------------------------------------------
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12            230,000              236,621
----------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7% Debs., 9/1/22                     198,000              250,395
----------------------------------------------------------------------------------------------
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21(2)           322,000              344,118
----------------------------------------------------------------------------------------------
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(2)            235,000              309,315
                                                                               ---------------
                                                                                     2,082,110
----------------------------------------------------------------------------------------------
ENERGY TRADERS--0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13                  192,000              207,838
                                                                               ---------------
Total Non-Convertible Corporate Bonds and
Notes (Cost $30,109,827)                                                            30,633,216
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub.
Bonds, 1/29/49(2) (Cost $96,875)                                  100,000               84,614

                                                                   Shares
----------------------------------------------------------------------------------------------
INVESTMENT COMPANY--19.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.16% (11,12) (Cost $38,817,525)                               38,817,525           38,817,525

15 | Oppenheimer Balanced Fund/VA

]
Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                                  Value
-------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $244,241,767)                       115.6%           $    236,527,418
-------------------------------------------------------------------------------------------------------
Liabilities in Excess Of Other Assets                                 (15.6)                (31,876,223)
                                                                      ---------------------------------
Net Assets                                                            100.0%           $    204,651,195
                                                                      =================================


Footnotes to Statement of Investments

1.   Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,347,298 or 5.54% of the Fund's net assets as of September 30, 2011.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $620,986, which represents 0.30% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                            UNREALIZED
                                                         ACQUISITION                                      APPRECIATION
SECURITY                                                       DATES           COST         VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through
Certificates, Series 2007-LDPX, Cl. A2S2,
5.187%, 1/1/49                                               7/14/10     $  138,250    $  140,588      $         2,338

Santander Drive Auto Receivables Trust
2011-S1A, Automobile Receivables Nts., Series
2011-S1A, Cl. D, 3.10%, 5/15/17                        2/4/11-4/14/11       262,628       261,158               (1,470)

ZFS Finance USA Trust V,
6.50% Jr. Sub. Bonds, 5/9/37                          2/24/11-7/26/11       254,192       219,240              (34,952)
                                                                         ---------------------------------------------
                                                                         $  655,070    $  620,986      $       (34,084)
                                                                         =============================================


5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,897,515 or 1.42% of the Fund's net assets as of September 30, 2011.

6. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $148,327 or 0.07% of the Fund's net assets as of September 30, 2011.

8. When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See accompanying Notes.

9. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $252,842. See accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                             SHARES            GROSS            GROSS                  SHARES
                                  DECEMBER 31, 2010        ADDITIONS       REDUCTIONS      SEPTEMBER 30, 2011
-------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E                 45,755,638             58,632,020       65,570,133              38,817,525


                                                       VALUE            INCOME
-------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E                           $    38,817,525       $     57,268

12. Rate shown is the 7-day yield as of September 30, 2011.

16 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                   LEVEL 2--        LEVEL 3--
                                              LEVEL 1--                OTHER      SIGNIFICANT
                                      UNADJUSTED QUOTED          SIGNIFICANT     UNOBSERVABLE
                                                 PRICES    OBSERVABLE INPUTS           INPUTS              VALUE
----------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary            $         2,266,937    $       5,899,511     $         --     $    8,166,448
  Consumer Staples                            4,048,220            4,825,295               --          8,873,515
  Energy                                     10,244,629                   --               --         10,244,629
  Financials                                 15,823,571                   --               --         15,823,571
  Health Care                                14,829,248                   --               --         14,829,248
  Industrials                                 3,929,427                   --               --          3,929,427
  Information Technology                     33,124,488                   --               --         33,124,488
  Materials                                   3,727,136                   --               --          3,727,136
  Utilities                                   1,713,218                   --               --          1,713,218
Asset-Backed Securities                              --            9,285,130               --          9,285,130
Mortgage-Backed Obligations                          --           56,073,352               --         56,073,352
U.S. Government Obligations                          --            1,201,901               --          1,201,901
Non-Convertible Corporate Bonds and
Notes                                                --           30,633,216               --         30,633,216
Convertible Corporate Bonds and
Notes                                                --               84,614               --             84,614
Investment Company                           38,817,525                   --               --         38,817,525
                                    ----------------------------------------------------------------------------
Total Investments, at Value                 128,524,399          108,003,019               --        236,527,418
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                  64,117                   --               --             64,117
                                    ----------------------------------------------------------------------------
Total Assets                        $       128,588,516    $     108,003,019     $         --      $ 236,591,535
                                    ----------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

17 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                                   TRANSFERS OUT OF LEVEL 1*       TRANSFERS INTO LEVEL 2*
----------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
     Consumer Discretionary                        $             (4,620,793)   $                4,620,793

   Consumer Staples                                              (5,140,059)                    5,140,059
                                                   -------------------------   --------------------------
Total Assets                                       $             (9,760,852)   $                9,760,852
                                                   -------------------------   --------------------------

-----------
* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Futures Contracts as of September 30, 2011 are as follows:

                                                      NUMBER OF    EXPIRATION                        UNREALIZED
CONTRACT DESCRIPTION                       BUY/SELL   CONTRACTS          DATE          VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds, 20 yr.                Buy          35       12/20/11   $  4,991,875      $    232,509
U.S. Treasury Nts., 2 yr.                      Sell          57       12/30/11     12,551,578            15,022
U.S. Treasury Nts., 5 yr.                      Sell          29       12/30/11      3,552,047             2,574
U.S. Treasury Nts., 10 yr.                      Buy          32       12/20/11      4,163,000            11,358
U.S. Treasury Ultra Bonds                       Buy          21       12/20/11      3,331,125           280,313
                                                                                                   ------------
                                                                                                   $    541,776
                                                                                                   ============

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing

18 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                                         WHEN-ISSUED OR DELAYED
                                                    DELIVERY BASIS TRANSACTIONS
                                                    ---------------------------
Purchased securities                                $                31,010,710
Sold securities                                                          77,085

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive

19 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

20 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities in the annual and semiannual reports.   The net change in unrealized
appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

21 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $8,500,403 and $14,616,530 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

RESTRICTED SECURITIES

As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                                 $     245,148,920
Federal tax cost of other investments                                 (4,159,401)
                                                               -----------------
Total federal tax cost                                         $     240,989,519
                                                               =================

Gross unrealized appreciation                                  $      16,156,647
Gross unrealized depreciation                                        (24,236,373)
                                                               -----------------
Net unrealized depreciation                                    $      (8,079,726)
                                                               =================

22 | Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                             Shares        Value
--------------------------------------------------------------------------------
COMMON STOCKS-99.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-14.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS-0.9%
Johnson Controls, Inc.                                      312,160  $ 8,231,659
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-2.2%
McDonald's Corp.                                            244,260   21,450,913
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL-1.8%
Amazon.com, Inc.(1)                                          81,464   17,614,961
--------------------------------------------------------------------------------
MEDIA-1.4%
Walt Disney Co. (The)                                       427,720   12,900,035
--------------------------------------------------------------------------------
SPECIALTY RETAIL-4.0%
Bed Bath & Beyond, Inc.(1)                                   78,630    4,506,285
--------------------------------------------------------------------------------
O'Reilly Automotive, Inc.(1)                                201,800   13,445,934
--------------------------------------------------------------------------------
Tiffany & Co.                                               156,010    9,488,528
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                        198,290   10,999,146
                                                                     -----------
                                                                      38,439,893
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS-3.9%
Coach, Inc.                                                 234,850   12,172,276
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                           162,540   13,898,795
--------------------------------------------------------------------------------
Ralph Lauren Corp.                                           89,200   11,569,240
                                                                     -----------
                                                                      37,640,311
--------------------------------------------------------------------------------
CONSUMER STAPLES-10.7%
--------------------------------------------------------------------------------
BEVERAGES-4.0%
Brown-Forman Corp., Cl. B                                   106,530    7,472,014
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                         274,920   18,573,595
--------------------------------------------------------------------------------
SABMiller plc                                               384,130   12,485,035
                                                                     -----------
                                                                      38,530,644
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-2.0%
Costco Wholesale Corp.                                      237,440   19,498,573
--------------------------------------------------------------------------------
FOOD PRODUCTS-2.8%
Mead Johnson Nutrition Co., Cl. A                            13,600      936,088
--------------------------------------------------------------------------------
Nestle SA                                                   276,492   15,198,855
--------------------------------------------------------------------------------
Unilever NV CVA                                             344,862   10,923,134
                                                                     -----------
                                                                      27,058,077
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-1.6%
Colgate-Palmolive Co.                                       172,050   15,257,394
--------------------------------------------------------------------------------
PERSONAL PRODUCTS-0.3%
Estee Lauder Cos., Inc. (The), Cl. A                         31,700    2,784,528
--------------------------------------------------------------------------------
ENERGY-10.4%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-4.8%
Baker Hughes, Inc.                                          196,960    9,091,674
--------------------------------------------------------------------------------
Cameron International Corp.(1)                               52,540    2,182,512
--------------------------------------------------------------------------------
Halliburton Co.                                             376,650   11,495,358
--------------------------------------------------------------------------------
National Oilwell Varco, Inc.                                171,200    8,768,864
--------------------------------------------------------------------------------
Schlumberger Ltd.                                           251,210   15,004,773
                                                                     -----------
                                                                      46,543,181
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-5.6%
Apache Corp.                                                101,980    8,182,875
--------------------------------------------------------------------------------
Chevron Corp.                                               174,580   16,152,142
--------------------------------------------------------------------------------

1 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                             Shares        Value
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
--------------------------------------------------------------------------------
ConocoPhillips                                              220,680  $13,973,458
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                  210,300   15,036,450
                                                                     -----------
                                                                      53,344,925
--------------------------------------------------------------------------------
FINANCIALS-2.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS-0.2%
Charles Schwab Corp. (The)                                  184,650    2,081,006
--------------------------------------------------------------------------------
COMMERCIAL BANKS-0.5%
Standard Chartered plc                                      223,090    4,452,753
--------------------------------------------------------------------------------
CONSUMER FINANCE-1.0%
American Express Co.                                        223,500   10,035,150
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-0.7%
JPMorgan Chase & Co.                                        207,620    6,253,514
--------------------------------------------------------------------------------
HEALTH CARE-14.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY-1.0%
Celgene Corp.(1)                                            154,240    9,550,541
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES-2.7%
Baxter International, Inc.                                  271,060   15,217,308
--------------------------------------------------------------------------------
Stryker Corp.                                               224,350   10,573,616
                                                                     -----------
                                                                      25,790,924
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-0.8%
Express Scripts, Inc.(1)                                    204,500    7,580,815
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES-2.8%
Illumina, Inc.(1)                                           113,330    4,637,464
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)                        49,860    6,978,406
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(1)                           296,650   15,022,356
                                                                     -----------
                                                                      26,638,226
--------------------------------------------------------------------------------
PHARMACEUTICALS-6.9%
Allergan, Inc.                                              261,320   21,527,542
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                    507,970   15,940,099
--------------------------------------------------------------------------------
Novo Nordisk AS, Cl. B                                      155,052   15,414,035
--------------------------------------------------------------------------------
Roche Holding AG                                             85,012   13,676,875
                                                                     -----------
                                                                      66,558,551
--------------------------------------------------------------------------------
INDUSTRIALS-14.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE-4.0%
Goodrich Corp.                                              147,432   17,792,094
--------------------------------------------------------------------------------
Precision Castparts Corp.                                    66,500   10,338,090
--------------------------------------------------------------------------------
United Technologies Corp.                                   143,360   10,086,810
                                                                     -----------
                                                                      38,216,994
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS-1.3%
United Parcel Service, Inc., Cl. B                          195,410   12,340,142
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT-1.5%
ABB Ltd.                                                    155,190    2,650,289
--------------------------------------------------------------------------------
Emerson Electric Co.                                        283,690   11,719,234
                                                                     -----------
                                                                      14,369,523
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-1.5%
Danaher Corp.                                               338,240   14,185,786


2 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                             Shares        Value
--------------------------------------------------------------------------------
MACHINERY-4.7%
Caterpillar, Inc.                                           154,010  $11,372,098
--------------------------------------------------------------------------------
Deere & Co.                                                 138,930    8,970,710
--------------------------------------------------------------------------------
Joy Global, Inc.                                            197,887   12,344,191
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                       205,770   12,990,260
                                                                     -----------
                                                                      45,677,259
--------------------------------------------------------------------------------
ROAD & RAIL-1.7%
Union Pacific Corp.                                         199,660   16,306,232
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-27.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-5.1%
Juniper Networks, Inc.(1)                                   402,290    6,943,525
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                              858,240   41,736,211
                                                                     -----------
                                                                      48,679,736
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS-6.6%
Apple, Inc.(1)                                              165,440   63,062,419
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-1.1%
Corning, Inc.                                               842,940   10,418,738
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-4.8%
eBay, Inc.(1)                                               481,910   14,211,526
--------------------------------------------------------------------------------
Google, Inc., Cl. A(1)                                       62,570   32,184,757
                                                                     -----------
                                                                      46,396,283
--------------------------------------------------------------------------------
IT SERVICES-2.6%
International Business Machines Corp.                        87,810   15,369,384
--------------------------------------------------------------------------------
Visa, Inc., Cl. A                                           115,237    9,878,116
                                                                     -----------
                                                                      25,247,500
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.4%
Broadcom Corp., Cl. A                                       402,510   13,399,558
--------------------------------------------------------------------------------
SOFTWARE-5.6%
Intuit, Inc.(1)                                             305,660   14,500,510
--------------------------------------------------------------------------------
Oracle Corp.                                                860,190   24,721,861
--------------------------------------------------------------------------------
Vmware, Inc., Cl. A(1)                                      186,250   14,970,775
                                                                     -----------
                                                                      54,193,146
--------------------------------------------------------------------------------
MATERIALS-5.0%
--------------------------------------------------------------------------------
CHEMICALS-3.5%
Albemarle Corp.                                              93,980    3,796,792
--------------------------------------------------------------------------------
Ecolab, Inc.                                                201,140    9,833,732
--------------------------------------------------------------------------------
Mosaic Co. (The)                                             79,020    3,869,609
--------------------------------------------------------------------------------
Praxair, Inc.                                               176,082   16,460,145
                                                                     -----------
                                                                      33,960,278
--------------------------------------------------------------------------------
METALS & MINING-1.5%
Freeport-McMoRan Copper & Gold, Inc., Cl. B                 286,110    8,712,050
--------------------------------------------------------------------------------
Rio Tinto plc                                               115,938    5,120,406
                                                                     -----------
                                                                      13,832,456
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-0.5%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-0.5%
NII Holdings, Inc.(1)                                       191,320    5,156,074
                                                                     -----------
Total Common Stocks (Cost $766,015,682)                              953,678,698

3 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                             Shares        Value
--------------------------------------------------------------------------------
INVESTMENT COMPANY-0.2%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.16% (2),(3) (Cost $2,385,557)                    2,385,557    $2,385,557
---------------------------------------------------------------------------------
Total Investments, at Value (Cost $768,401,239)                99.5%  956,064,255
---------------------------------------------------------------------------------
Other Assets Net of Liabilities                                 0.5     4,579,177
                                                         ------------------------
Net Assets                                                    100.0% $960,643,432
                                                         ========================

Footnotes to Statement of Investments

1.   Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES        GROSS         GROSS               SHARES
                                                    DECEMBER 31, 2010    ADDITIONS    REDUCTIONS   SEPTEMBER 30, 2011
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E             72,534  111,043,069   108,730,046            2,385,557


                                                                                           VALUE               INCOME
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                  $  2,385,557             $  4,427


3.   Rate shown is the 7-day yield as of September 30, 2011.

4 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                              LEVEL 3--
                                           LEVEL 1--           LEVEL 2--    SIGNIFICANT
                                          UNADJUSTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                       QUOTED PRICES   OBSERVABLE INPUTS         INPUTS           VALUE
-------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary               $  136,277,772   $             --   $         --   $  136,277,772
 Consumer Staples                         64,522,192         38,607,024             --      103,129,216
 Energy                                   99,888,106                 --             --       99,888,106
 Financials                               18,369,670          4,452,753             --       22,822,423
 Health Care                             107,028,147         29,090,910             --      136,119,057
 Industrials                             138,445,647          2,650,289             --      141,095,936
 Information Technology                  261,397,380                 --             --      261,397,380
 Materials                                42,672,328          5,120,406             --       47,792,734
 Telecommunication Services                5,156,074                 --             --        5,156,074
Investment Company                         2,385,557                 --             --        2,385,557
                                      -----------------------------------------------------------------
Total Assets                          $  876,142,873   $     79,921,382   $         --   $  956,064,255
                                      -----------------------------------------------------------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $          --    $          (932)   $         --   $        (932)
                                      -----------------------------------------------------------------
Total Liabilities                     $          --    $          (932)   $         --   $        (932)
                                      -----------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.




                           TRANSFERS OUT OF LEVEL 1*     TRANSFERS INTO LEVEL 2*
--------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Staples          $            (28,788,220)     $            28,788,220
 Health Care                            (30,779,157)                  30,779,157
 Industrials                            (13,366,355)                  13,366,355
                           -----------------------------------------------------
Total Assets               $            (72,933,732)     $            72,933,732
                           -----------------------------------------------------

5 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

----------
* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

-----------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                      CONTRACT AMOUNT       EXPIRATION                      UNREALIZED
DESCRIPTION                     BUY/SELL           (000'S)             DATE          VALUE     DEPRECIATION
-----------------------------------------------------------------------------------------------------------
JP MORGAN CHASE
British Pound Sterling (GBP)        Buy                644  GBP     10/3/11     $1,003,702             $932

Notes to Statement of Investments

Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

6 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

7 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the

8 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $406,897 and $562,929 respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $  773,889,740
                                  ==============
Gross unrealized appreciation     $  239,002,821
Gross unrealized depreciation        (56,828,306)
                                  --------------
Net unrealized appreciation       $  182,174,515
                                  ==============

9 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                          Principal
                                                                           Amount               Value
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-10.4%
AESOP Funding II LLC, Automobile Receivables Nts., Series
2011-1A, Cl. A, 1.85%, 11/20/13(1)                                        $235,000             $235,696
-------------------------------------------------------------------------------------------------------
Ally Auto Receivables Trust 2010-4, Automobile Receivables
 Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14                              280,000              280,868
-------------------------------------------------------------------------------------------------------
Ally Master Owner Trust 2010-3, Asset-Backed Certificates,
Series 2010-3, Cl. A, 2.88%, 4/15/15(1)                                    660,000              676,764
-------------------------------------------------------------------------------------------------------
Ally Master Owner Trust, Automobile Receivables Nts., Series
2011-4, Cl. A2, 1%, 9/15/16                                                545,000              544,052
-------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2009-1,
Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3,
3.04%, 10/15/13                                                             20,437               20,613
-------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2010-3,
Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2,
0.77%, 12/9/13                                                             297,332              297,419
-------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2011-1,
Automobile Receivables-Backed Nts., Series 2011-1, Cl. D,
4.26%, 2/8/17                                                              120,000              121,692
-------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2011-2,
Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15                                      140,000              141,011
Series 2011-2, Cl. D, 4%, 5/8/17                                           235,000              238,123
-------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust 2011-4,
Automobile Receivables-Backed Nts., Series 2011-4, Cl. D,
4.08%, 7/10/17                                                             650,000              648,871
-------------------------------------------------------------------------------------------------------
AmeriCredit Prime Automobile Receivables Trust 2010-2,
Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%,
10/8/13                                                                     73,377               73,478
-------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through
Certificates, Series 2006-M3, Cl. A2B, 0.335%, 9/25/36(2)                   20,004                5,577
-------------------------------------------------------------------------------------------------------
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through
Certificates, Series 2006-FRE1, Cl. A2, 0.345%, 7/25/36(2)                 373,898              344,069
-------------------------------------------------------------------------------------------------------
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A,
Cl. 1, 5.43%, 7/20/15(1)                                                   105,693              111,737
-------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable
Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15                                  310,000              327,157
-------------------------------------------------------------------------------------------------------
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16(1)                                445,000              453,175
Series 2009-A13, Cl. A13, 5.35%, 8/15/18(1)                                420,000              460,630
Series 2009-A17, Cl. A17, 4.90%, 11/15/18(1)                               725,000              790,004
Series 2009-A8, Cl. A8, 2.329%, 5/16/16(1,2)                               620,000              625,375
-------------------------------------------------------------------------------------------------------
CNH Wholesale Master Note Trust 2011-1, Equipment Nts.,
Series 2011-1, Cl. 1A, 1.029%, 1/20/41(2)                                  465,000              466,281
-------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.975%, 2/25/33(2)                                   15,723               14,965
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36                                   459,859              358,132
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36                                     3,929                3,085
-------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl. 2A2, 0.355%, 6/25/47(2)                   39,312               35,261
-------------------------------------------------------------------------------------------------------
DSC Floorplan Master Owner Trust, Automobile Receivable
Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16                                 400,000              407,005
-------------------------------------------------------------------------------------------------------

1 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
-------------------------------------------------------------------------------------------------------------------------
DT Auto Owner Trust 2009-1, Automobile Receivable Nts.,
Series 2009-1, Cl. A1, 2.98%, 10/15/15(1)                                               $    300,541         $   302,697
-------------------------------------------------------------------------------------------------------------------------
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts.,
Series 2011-1A, Cl. C, 3.05%, 8/15/15(1)                                                     570,000             572,220
------------------------------------------------------------------------------------------------------------------------
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts.,
Series 2011-2A, Cl. C, 3.05%, 7/15/13(1)                                                     134,000             134,416
------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-
Through Certificates, Series 2006-FF9, Cl. 2A2, 0.345%,
6/25/36(2)                                                                                       535                 534
------------------------------------------------------------------------------------------------------------------------
First Investors Auto Owner Trust 2011-1, Automobile
Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15                                       370,566             369,936
------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Lease Trust, Automobile Receivable Nts.,
Series 2010-B, Cl. A2, 0.75%, 10/15/12(1)                                                    361,928             361,977
------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Receivable Nts.,
Series 2010-A, Cl. A4, 2.15%, 6/15/15                                                        670,000             686,336
------------------------------------------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-
Backed Nts., Series 2009-2, Cl. A, 1.779%, 9/15/14(2)                                        470,000             475,158
------------------------------------------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-
Backed Nts., Series 2010-1, Cl. A, 1.879%, 12/15/14(1,2)                                     490,000             497,242
------------------------------------------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-
Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16                                           490,000             499,513
------------------------------------------------------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust, Asset-Backed
Securities, Series 2009-2A, Cl. A, 1.757%, 10/20/14(1,2)                                     460,000             465,056
------------------------------------------------------------------------------------------------------------------------
GMAC Mortgage Servicer Advance Funding Ltd., Asset-
Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23(1)                                        445,000             449,654
------------------------------------------------------------------------------------------------------------------------
Hertz Vehicle Financing LLC, Automobile Receivable Nts.,
Series 2010-1A, Cl. A1, 2.60%, 2/25/15(1)                                                  1,015,000           1,026,449
------------------------------------------------------------------------------------------------------------------------
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-
Through Certificates, Series 2006-WMC3, Cl. A3, 0.335%,
8/25/36(2)                                                                                    64,210              20,014
------------------------------------------------------------------------------------------------------------------------
Navistar Financial Dealer Note Master Owner Trust, Asset-
Backed Nts., Series 2010-1, Cl. A, 1.885%, 1/26/15(1,2)                                      790,000             792,830
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligation Pass-
Through Certificates, Series 1999-I, Cl. ECFD, 3.405%,
1/25/29(3,8)                                                                               3,370,016             269,601
------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed
Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13                                                 440,000             442,044
------------------------------------------------------------------------------------------------------------------------
Nissan Master Owner Trust, Automobile Receivable Nts.,
Series 2010-AA, Cl. A, 1.379%, 1/15/15(1,2)                                                  485,000             489,588
------------------------------------------------------------------------------------------------------------------------
Rental Car Finance Corp., Automobile Receivable Nts., Series
2011-1A, Cl. A1, 2.51%, 2/25/16(1)                                                           365,000             370,667
------------------------------------------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2010-2, Automobile
Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13                                      261,555             261,665
------------------------------------------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2010-3, Automobile
Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17                                      485,000             486,007
------------------------------------------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2010-A, Automobile
Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13(1)                                   320,669             321,275
------------------------------------------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2011-1, Automobile
Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17                                       465,000             470,461
------------------------------------------------------------------------------------------------------------------------

2 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%,
5/15/17(8)                                                                              $    497,068         $   495,031
------------------------------------------------------------------------------------------------------------------------
Santander Drive Auto Receivables Trust 2011-S2A,
Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%,
6/15/17(1)                                                                                   325,340             325,079
------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable
Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13                                                 440,000             441,284
------------------------------------------------------------------------------------------------------------------------
Westlake Automobile Receivables Trust 2011-1, Automobile
Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14(1)                                   205,000             205,076
------------------------------------------------------------------------------------------------------------------------
World Financial Network Credit Card Master Note Trust,
Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15                                340,000             341,554
                                                                                                           -------------

Total Asset-Backed Securities (Cost $22,289,671)                                                              19,254,404
------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS-67.3%
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY-56.0%
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED-55.7%
Federal Home Loan Mortgage Corp.:
5%, 12/15/34                                                                                  21,533              23,222
5.50%, 9/1/39                                                                              1,373,963           1,489,118
6%, 5/15/18-10/15/29                                                                       2,743,370           3,016,935
6.50%, 4/15/18-4/1/34                                                                        613,597             685,314
7%, 8/15/16-10/1/37                                                                          764,563             876,340
8%, 4/1/16                                                                                   179,208             196,577
9%, 8/1/22-5/1/25                                                                             66,291              75,288
10.50%, 11/14/20                                                                               2,725               3,159
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                                15,858              18,349
Series 1674, Cl. Z, 6.75%, 2/15/24                                                            51,303              58,384
Series 2006-11, Cl. PS, 23.707%, 3/25/36(2)                                                  417,707             575,980
Series 2034, Cl. Z, 6.50%, 2/15/28                                                             5,775               6,404
Series 2042, Cl. N, 6.50%, 3/15/28                                                            18,125              20,820
Series 2043, Cl. ZP, 6.50%, 4/15/28                                                          682,099             793,339
Series 2046, Cl. G, 6.50%, 4/15/28                                                            48,123              50,756
Series 2053, Cl. Z, 6.50%, 4/15/28                                                             7,065               7,966
Series 2066, Cl. Z, 6.50%, 6/15/28                                                           812,641             943,003
Series 2195, Cl. LH, 6.50%, 10/15/29                                                         594,913             704,090
Series 2220, Cl. PD, 8%, 3/15/30                                                               2,824               3,399
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                          168,194             193,250
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                          814,034             932,318
Series 2470, Cl. LF, 1.229%, 2/15/32(2)                                                        7,327               7,455
Series 2500, Cl. FD, 0.729%, 3/15/32(2)                                                      157,427             157,927
Series 2526, Cl. FE, 0.629%, 6/15/29(2)                                                      227,621             228,745
Series 2538, Cl. F, 0.829%, 12/15/32(2)                                                      943,022             948,891
Series 2551, Cl. FD, 0.629%, 1/15/33(2)                                                      151,199             151,775
Series 2663, Cl. BA, 4%, 8/1/16                                                              143,893             144,819
Series 2686, Cl. CD, 4.50%, 2/1/17                                                            72,443              72,695
Series 2907, Cl. GC, 5%, 6/1/27                                                               62,883              63,175
Series 2936, Cl. PE, 5%, 2/1/35                                                               69,000              78,826
Series 2952, Cl. GJ, 4.50%, 12/1/28                                                            1,316               1,316
Series 3019, Cl. MD, 4.75%, 1/1/31                                                           238,371             241,228

3 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 3025, Cl. SJ, 23.91%, 8/15/35(2)                                                 $     80,797         $   111,053
Series 3094, Cl. HS, 23.544%, 6/15/34(2)                                                     233,496             301,328
Series 3242, Cl. QA, 5.50%, 3/1/30                                                           153,283             154,932
Series 3822, Cl. JA, 5%, 6/1/40                                                               60,460              66,090
Series 3848, Cl. WL, 4%, 4/1/40                                                               67,113              71,186
Series R001, Cl. AE, 4.375%, 4/1/15                                                           56,432              56,691
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 205, Cl. IO, 12.565%, 9/1/29(4)                                                        20,219               3,963
Series 206, Cl. IO, 0%, 12/1/29(4,5)                                                         253,136              59,501
Series 2074, Cl. S, 63.785%, 7/17/28(4)                                                        4,353                 908
Series 2079, Cl. S, 75.25%, 7/17/28(4)                                                         7,449               1,617
Series 2130, Cl. SC, 50.751%, 3/15/29(4)                                                     287,573              59,473
Series 243, Cl. 6, 25.34%, 12/15/32(4)                                                       286,918              49,226
Series 2526, Cl. SE, 40.262%, 6/15/29(4)                                                      10,280               2,112
Series 2527, Cl. SG, 0%, 2/15/32(4,5)                                                        276,285               5,101
Series 2531, Cl. ST, 45.328%, 2/15/30(4)                                                     142,222               4,575
Series 2796, Cl. SD, 63.232%, 7/15/26(4)                                                     466,693              91,046
Series 2802, Cl. AS, 67.901%, 4/15/33(4)                                                     269,571              20,561
Series 2819, Cl. S, 53.326%, 6/15/34(4)                                                       94,771              19,500
Series 2920, Cl. S, 63.946%, 1/15/35(4)                                                    1,724,689             272,380
Series 3004, Cl. SB, 99.999%, 7/15/35(4)                                                     100,964              17,719
Series 3110, Cl. SL, 99.999%, 2/15/26(4)                                                     263,058              35,071
Series 3451, Cl. SB, 26.46%, 5/15/38(4)                                                      302,472              30,985
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 3.855%, 6/1/26(6)                                  109,951             101,270
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
2.619%, 10/1/36(2)                                                                           193,471             203,907
4.50%, 10/1/26-10/1/41(7)                                                                 18,135,000          19,253,919
5%, 2/25/22-7/25/22                                                                           17,330              18,677
5%, 10/1/41(7)                                                                            10,893,000          11,718,488
5.50%, 10/1/26-10/1/41(7)                                                                  8,716,000           9,458,723
6%, 10/1/41(7)                                                                             3,815,000           4,185,175
6.50%, 5/25/17-1/1/34                                                                      1,140,093           1,248,279
6.50%, 10/1/41(7)                                                                          2,816,000           3,104,201
7%, 11/1/17-7/25/35                                                                          538,471             593,456
7.50%, 1/1/33                                                                                 11,772              13,736
8.50%, 7/1/32                                                                                 20,977              23,927
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26(7)                                                                             7,640,000           7,872,781
3.50%, 10/1/26(7)                                                                          3,520,000           3,676,200
4%, 10/1/26(7)                                                                               490,000             516,491
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 30 yr., 4%, 10/1/41(7)                                   10,000,000          10,484,375
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19                                                         12,540              14,225
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                         592,718             666,012

4 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                                                  $    479,896         $   538,963
Trust 1998-61, Cl. PL, 6%, 11/25/28                                                          241,645             275,235
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                                       390,073             452,674
Trust 2001-44, Cl. QC, 6%, 9/25/16                                                            22,355              23,980
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                        29,724              34,884
Trust 2001-74, Cl. QE, 6%, 12/25/31                                                          701,093             798,585
Trust 2002-12, Cl. PG, 6%, 3/25/17                                                            11,503              12,386
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                                      3,964,000           4,426,089
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                        1,581,098           1,694,021
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                                                          38,851              38,911
Trust 2004-9, Cl. AB, 4%, 7/1/17                                                             337,127             342,078
Trust 2005-12, Cl. JC, 5%, 6/1/28                                                            216,369             218,588
Trust 2005-22, Cl. EC, 5%, 10/1/28                                                            91,170              92,171
Trust 2005-30, Cl. CU, 5%, 4/1/29                                                            102,739             104,410
Trust 2006-110, Cl. PW, 5.50%, 5/25/28                                                         5,120               5,120
Trust 2006-46, Cl. SW, 23.339%, 6/25/36(2)                                                   313,532             423,894
Trust 2006-50, Cl. KS, 23.34%, 6/25/36(2)                                                    466,751             626,026
Trust 2007-42, Cl. A, 6%, 2/1/33                                                             788,742             832,475
Trust 2009-36, Cl. FA, 1.175%, 6/25/37(2)                                                    594,924             605,457
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-
Backed Security:
Trust 2001-61, Cl. SH, 41.304%, 11/18/31(4)                                                   27,847               5,165
Trust 2001-63, Cl. SD, 37.21%, 12/18/31(4)                                                     8,839               1,616
Trust 2001-65, Cl. S, 39.161%, 11/25/31(4)                                                   698,674             129,392
Trust 2001-68, Cl. SC, 26.878%, 11/25/31(4)                                                    5,825               1,092
Trust 2001-81, Cl. S, 33.644%, 1/25/32(4)                                                    191,238              40,006
Trust 2002-28, Cl. SA, 38.346%, 4/25/32(4)                                                     5,135                 947
Trust 2002-38, Cl. SO, 57.38%, 4/25/32(4)                                                     12,687               1,991
Trust 2002-39, Cl. SD, 46.179%, 3/18/32(4)                                                     8,389               1,767
Trust 2002-47, Cl. NS, 34.355%, 4/25/32(4)                                                   510,976              97,156
Trust 2002-48, Cl. S, 34.789%, 7/25/32(4)                                                      8,444               1,575
Trust 2002-51, Cl. S, 34.614%, 8/25/32(4)                                                    469,078              89,177
Trust 2002-52, Cl. SD, 43.441%, 9/25/32(4)                                                   590,415             123,336
Trust 2002-52, Cl. SL, 36.523%, 9/25/32(4)                                                     5,308               1,002
Trust 2002-53, Cl. SK, 44.194%, 4/25/32(4)                                                    29,228               6,485
Trust 2002-56, Cl. SN, 36.982%, 7/25/32(4)                                                    11,513               2,135
Trust 2002-60, Cl. SM, 38.746%, 8/25/32(4)                                                    94,290              15,504
Trust 2002-7, Cl. SK, 39.275%, 1/25/32(4)                                                     44,123               7,462
Trust 2002-77, Cl. BS, 33.96%, 12/18/32(4)                                                    57,500               9,145
Trust 2002-77, Cl. IS, 52.12%, 12/18/32(4)                                                    21,614               3,937
Trust 2002-77, Cl. JS, 31.79%, 12/18/32(4)                                                    95,219              15,010
Trust 2002-77, Cl. SA, 32.919%, 12/18/32(4)                                                   90,167              14,249
Trust 2002-77, Cl. SH, 44.163%, 12/18/32(4)                                                  255,100              52,181
Trust 2002-84, Cl. SA, 41.333%, 12/25/32(4)                                                  638,503             107,439
Trust 2002-9, Cl. MS, 34.045%, 3/25/32(4)                                                      9,675               1,952
Trust 2002-90, Cl. SN, 40.135%, 8/25/32(4)                                                    48,508               8,005
Trust 2002-90, Cl. SY, 44.061%, 9/25/32(4)                                                    31,956               5,661
Trust 2003-26, Cl. DI, 13.438%, 4/25/33(4)                                                    20,863               3,505

5 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-33, Cl. SP, 41.461%, 5/25/33(4)                                              $    693,551         $   113,922
Trust 2003-4, Cl. S, 37.737%, 2/25/33(4)                                                     442,366              74,116
Trust 2003-89, Cl. XS, 32.877%, 11/25/32(4)                                                  309,755              13,926
Trust 2004-54, Cl. DS, 54.582%, 11/25/30(4)                                                  430,658              92,260
Trust 2005-14, Cl. SE, 40.792%, 3/25/35(4)                                                   336,289              49,826
Trust 2005-40, Cl. SA, 62.798%, 5/25/35(4)                                                   947,394             149,801
Trust 2005-40, Cl. SB, 74.702%, 5/25/35(4)                                                    45,358               9,321
Trust 2005-71, Cl. SA, 63.702%, 8/25/25(4)                                                 1,137,847             172,296
Trust 2005-93, Cl. SI, 16.973%, 10/25/35(4)                                                  895,206             119,578
Trust 2006-129, Cl. SM, 33.302%, 1/25/37(4)                                                  389,481              51,733
Trust 2006-60, Cl. DI, 39.107%, 4/25/35(4)                                                   234,688              32,295
Trust 2008-55, Cl. SA, 27.31%, 7/25/38(4)                                                    160,315              17,947
Trust 2008-67, Cl. KS, 41.652%, 8/25/34(4)                                                 2,061,704             141,429
Trust 221, Cl. 2, 37.853%, 5/1/23(4)                                                           7,476               1,345
Trust 222, Cl. 2, 26.899%, 6/1/23(4)                                                         847,435             127,159
Trust 252, Cl. 2, 37.07%, 11/1/23(4)                                                         734,973             132,165
Trust 294, Cl. 2, 16.217%, 2/1/28(4)                                                          80,876              14,717
Trust 301, Cl. 2, 2.211%, 4/1/29(4)                                                            9,061               1,799
Trust 303, Cl. IO, 7.046%, 11/1/29(4)                                                        127,296              28,905
Trust 320, Cl. 2, 13.149%, 4/1/32(4)                                                         571,475              89,856
Trust 321, Cl. 2, 1.126%, 4/1/32(4)                                                        1,763,654             332,640
Trust 324, Cl. 2, 0.127%, 7/1/32(4)                                                           18,407               3,475
Trust 331, Cl. 5, 23.014%, 2/1/33(4)                                                          25,182               4,480
Trust 331, Cl. 9, 32.539%, 2/1/33(4)                                                         474,770              88,981
Trust 334, Cl. 12, 18.163%, 2/1/33(4)                                                         44,912               7,578
Trust 334, Cl. 17, 40.891%, 2/1/33(4)                                                        329,060              76,474
Trust 339, Cl. 12, 0.006%, 7/1/33(4)                                                         626,656             108,101
Trust 339, Cl. 7, 0%, 7/1/33(4,5)                                                          1,496,980             216,905
Trust 343, Cl. 13, 8.236%, 9/1/33(4)                                                         589,328              90,910
Trust 343, Cl. 18, 3.52%, 5/1/34(4)                                                          165,224              24,251
Trust 345, Cl. 9, 15.015%, 1/1/34(4)                                                         668,153              86,077
Trust 351, Cl. 10, 4.743%, 4/1/34(4)                                                         228,191              34,068
Trust 351, Cl. 8, 2.811%, 4/1/34(4)                                                          357,356              53,795
Trust 356, Cl. 10, 0%, 6/1/35(4,5)                                                           292,782              42,447
Trust 356, Cl. 12, 0%, 2/1/35(4,5)                                                           146,032              21,469
Trust 362, Cl. 13, 4.155%, 8/1/35(4)                                                         526,349              81,700
Trust 364, Cl. 15, 4.989%, 9/1/35(4)                                                          31,920               4,615
Trust 364, Cl. 16, 0%, 9/1/35(4,5)                                                           615,904              92,943
Trust 365, Cl. 16, 2.319%, 3/1/36(4)                                                         947,794             146,319
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.148%, 9/25/23(6)                              262,243             228,133
                                                                                                         ---------------
                                                                                                             102,832,319
------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED-0.3%
Government National Mortgage Assn.:
7%, 12/29/23-3/15/26                                                                          26,274              30,448

6 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED CONTINUED
------------------------------------------------------------------------------------------------------------------------
8.50%, 8/1/17-12/15/17                                                                  $     97,178         $   109,820
------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                                           76,675              97,179
Series 2000-7, Cl. Z, 8%, 1/16/30                                                             32,419              37,167
------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-19, Cl. SB, 71.026%, 7/16/28(4)                                                   16,018               3,437
Series 2001-21, Cl. SB, 93.026%, 1/16/27(4)                                                  569,688             115,618
Series 2002-15, Cl. SM, 82.994%, 2/16/32(4)                                                  598,420             126,594
Series 2004-11, Cl. SM, 77.008%, 1/17/30(4)                                                  471,226             124,256
Series 2007-17, Cl. AI, 20.251%, 4/16/37(4)                                                  176,813              31,842
                                                                                                             -----------
                                                                                                                 676,361
------------------------------------------------------------------------------------------------------------------------
NON-AGENCY-11.3%
COMMERCIAL-7.5%
------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29(4,5)                            6,441,891             165,830
------------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage Trust 2007-1,
Commercial Mtg. Pass-Through Certificates, Series 2007-1,
Cl. A4, 5.451%, 1/1/49                                                                       710,000             760,193
------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series 1997-
CTL1, 0%, 6/22/24(1,4,5)                                                                   2,752,555             136,251
------------------------------------------------------------------------------------------------------------------------
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-
Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44(1)                              140,504             138,760
------------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-
Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35                                  69,826              64,121
------------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-
Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37                                     331,685             269,323
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                                                   380,000             382,915
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                                                     875,000             905,565
------------------------------------------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates,
Series 2010-C1, Cl. A1, 3.156%, 7/1/46(1)                                                   584,527             591,351
------------------------------------------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-
Through Certificates, Interest-Only Stripped Mtg.-Backed
Security, Series 2010-C1, Cl. XPA, 4.852%, 9/1/20(1,4)                                     4,731,994             371,521
------------------------------------------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust 2004-FA2,
Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%,
1/25/35                                                                                      528,741             516,863
------------------------------------------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust 2007-FA2,
Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1,
5.50%, 4/25/37                                                                               204,737             136,378
------------------------------------------------------------------------------------------------------------------------
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg.
Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.91%,
11/1/37(2)                                                                                   405,459             279,903
------------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49                                      965,000           1,006,119
------------------------------------------------------------------------------------------------------------------------

7 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL CONTINUED
------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
Series 2011-GC3, Cl. A1, 2.331%, 3/1/44                                                 $    370,413         $   375,849
------------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through
Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35                                        415,946             400,595
------------------------------------------------------------------------------------------------------------------------
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed
Bonds, Series 2005-4, Cl. 1A1A, 0.775%, 5/25/35(2)                                           577,776             409,987
------------------------------------------------------------------------------------------------------------------------
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-
Through Certificates, Series 2005-AR23, Cl. 6A1, 5.128%,
11/1/35(2)                                                                                   676,148             474,610
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46(1)                                                    413,138             415,120
Series 2010-C2, Cl. A2, 3.616%, 11/1/43(1)                                                   710,000             696,411
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(8)                                              1,395,000           1,400,859
------------------------------------------------------------------------------------------------------------------------
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37                                           660,516             598,976
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1,
Cl. IO, 0%, 2/18/30(4,5)                                                                   3,320,913              64,955
------------------------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., Commercial Mtg. Pass-
Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24(1)                              140,038             114,978
------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34                                           926,559             951,976
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through Certificates, Series 1999-C1,
Cl. X, 0%, 5/18/32(4,5)                                                                   43,100,317             117,405
------------------------------------------------------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-
Through Certificates, Series 2007-6, Cl. 3A1, 5.164%, 7/1/37(2)                              596,391             362,431
------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series 2007-C34,
Cl. A3, 5.678%, 5/1/46                                                                       520,000             554,538
------------------------------------------------------------------------------------------------------------------------
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4,
2.612%, 12/1/35(2)                                                                           374,690             306,675
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Commercial Mortgage Trust 2010-C1,
Commercial Mtg. Pass-Through Certificates, Series 2010-C1,
Cl. A1, 3.349%, 11/1/43(1)                                                                   364,754             375,403
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg.
Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.789%,
4/1/37(2)                                                                                    187,892             158,003
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg.
Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.068%,
11/1/37(2)                                                                                   482,959             373,141
                                                                                                            ------------
                                                                                                              13,877,005
------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY-0.6%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-
Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.681%,
6/1/36(2)                                                                                    433,646             376,699
------------------------------------------------------------------------------------------------------------------------

8 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY CONTINUED
------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38                         $     68,690         $    68,637
------------------------------------------------------------------------------------------------------------------------
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through
Certificates, Series 2007-A3, Cl. 3A2M, 5.454%, 5/1/37(2)                                    162,207             136,076
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.795%,
3/25/36(2)                                                                                   519,425             419,474
                                                                                                             -----------
                                                                                                               1,000,886
------------------------------------------------------------------------------------------------------------------------
OTHER-0.2%
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39                                        350,000             364,359
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 40.098%,
10/23/17(4)                                                                                      645                  67
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only
Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 3.693%,
10/23/17(6)                                                                                      955                 937
                                                                                                             -----------
                                                                                                                 365,363
------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL-3.0%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through
Certificates, Series 2007-C, Cl. 1A4, 5.563%, 5/1/36(2)                                      155,000             138,980
------------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-
Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35                                 240,495             210,205
------------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-
Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36                                  374,601             362,743
------------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-
Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.363%,
11/1/35(2)                                                                                   562,503             395,512
------------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-
Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35                                  36,983              36,227
------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-
Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37                                   384,008             288,993
------------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                                            432,933             426,412
------------------------------------------------------------------------------------------------------------------------
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through
Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36                                         532,723             467,354
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-
Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.646%,
10/25/36(2)                                                                                   45,932              41,401
------------------------------------------------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                        248,962             257,058
------------------------------------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36                                          56,218              33,263
------------------------------------------------------------------------------------------------------------------------
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                                         1,970               1,166
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37                                        24,899              15,002
------------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-
Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36                                159,083             128,113
------------------------------------------------------------------------------------------------------------------------

9 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL CONTINUED
------------------------------------------------------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-
Through Certificates, Series 2004-5, Cl. 3A1, 2.539%, 5/1/34(2)                         $    243,065         $   223,579
------------------------------------------------------------------------------------------------------------------------
Thornburg Mortgage Securities Trust 2006-6, Mtg. Pass-
Through Certificates, Series 2006-6, Cl. A2, 0.385%,
11/25/46(2)                                                                                  434,789             429,066
------------------------------------------------------------------------------------------------------------------------
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1,
2.643%, 2/1/37(2)                                                                             61,147              42,780
------------------------------------------------------------------------------------------------------------------------
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1,
5.591%, 5/1/37(2)                                                                            890,234             741,668
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-
Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1,
6.25%, 11/1/37                                                                               368,486             305,368
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg.
Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.624%,
9/1/34(2)                                                                                    237,589             224,380
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg.
Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%,
10/25/35                                                                                     479,992             463,788
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2,
5.684%, 10/1/36(2)                                                                           410,009             352,694
                                                                                                           -------------
                                                                                                               5,585,752
                                                                                                           -------------
Total Mortgage-Backed Obligations (Cost $122,372,619)                                                        124,337,686
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-1.7%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16                                                                                  180,000             186,743
2.50%, 5/27/16                                                                               255,000             270,563
5%, 2/16/17                                                                                  295,000             349,540
5.25%, 4/18/16                                                                               515,000             608,959
5.50%, 7/18/16                                                                               295,000             354,336
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16(9)                                                                           485,000             512,200
4.875%, 12/15/16(9)                                                                          415,000             488,499
5%, 3/15/16                                                                                  320,000             374,418
                                                                                                            ------------
Total U.S. Government Obligations (Cost $2,959,646)                                                            3,145,258
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES-33.9%
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-4.8%
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES-0.2%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/14(1)                        348,000             343,840
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES-0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15                                   475,000             496,375
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15(1)                                 725,000             773,706
------------------------------------------------------------------------------------------------------------------------

10 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16                     $    526,000         $   591,611
                                                                                                             -----------
                                                                                                               1,365,317
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES-0.6%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14                                 119,000             131,911
------------------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13                                      429,000             453,794
------------------------------------------------------------------------------------------------------------------------
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13                                                         152,000             158,960
8% Sr. Unsec. Nts., 5/1/12                                                                   380,000             394,679
                                                                                                             -----------
                                                                                                               1,139,344
------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS-0.2%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13                                                395,000             419,229
------------------------------------------------------------------------------------------------------------------------
MEDIA-2.0%
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                                                        292,000             422,736
------------------------------------------------------------------------------------------------------------------------
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375%
Sr. Unsec. Nts., 3/1/41                                                                      359,000             404,108
------------------------------------------------------------------------------------------------------------------------
Historic TW, Inc., 9.125% Debs., 1/15/13                                                     149,000             162,852
------------------------------------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14                                                              150,000             159,000
10% Sr. Unsec. Nts., 7/15/17                                                                 528,000             603,240
------------------------------------------------------------------------------------------------------------------------
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14                                             438,000             485,085
------------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33                                   257,000             336,788
------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                                               270,000             342,445
------------------------------------------------------------------------------------------------------------------------
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21                                                                 230,000             248,310
6.50% Sr. Sec. Nts., 1/15/18                                                                 555,000             592,463
                                                                                                             -----------
                                                                                                               3,757,027
------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL-0.5%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21                                       261,000             256,520
------------------------------------------------------------------------------------------------------------------------
Macy's Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14                                 577,000             616,936
                                                                                                             -----------
                                                                                                                 873,456
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL-0.3%
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20                                        477,000             460,305
CONSUMER STAPLES-2.1%
FOOD & STAPLES RETAILING-0.4%
Kroger Co.(The), 5% Sr. Nts., 4/15/13                                                        443,000             465,815
------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41                                       271,000             336,155
                                                                                                             -----------
                                                                                                                 801,970
------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS-0.7%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                                        210,000             221,836
8.50% Sr. Unsec. Nts., 6/15/19                                                               200,000             249,838
------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13                                               410,000             434,482
------------------------------------------------------------------------------------------------------------------------
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18                                         470,000             487,625
                                                                                                             -----------
                                                                                                               1,393,781
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-0.3%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21(1)                                         463,000             496,920

11 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
TOBACCO-0.7%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39                                      $    358,000         $   521,517
------------------------------------------------------------------------------------------------------------------------
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41                                            311,000             331,893
------------------------------------------------------------------------------------------------------------------------
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13                                         408,000             445,340
                                                                                                             -----------
                                                                                                               1,298,750
------------------------------------------------------------------------------------------------------------------------
ENERGY-4.2%
ENERGY EQUIPMENT & SERVICES-1.2%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21                                                    524,000             535,866
------------------------------------------------------------------------------------------------------------------------
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18                               593,000             662,748
------------------------------------------------------------------------------------------------------------------------
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                                                 499,000             518,135
------------------------------------------------------------------------------------------------------------------------
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec.
Unsub. Nts., 9/15/20                                                                         496,000             506,366
                                                                                                             -----------
                                                                                                               2,223,115
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-3.0%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40                                     282,000             295,305
------------------------------------------------------------------------------------------------------------------------
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13(1)                                   430,000             460,323
------------------------------------------------------------------------------------------------------------------------
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub.
Nts., 12/15/17                                                                               445,000             463,913
------------------------------------------------------------------------------------------------------------------------
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20                                  665,000             736,250
------------------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec.
Nts., 6/1/13                                                                                 757,000             805,141
------------------------------------------------------------------------------------------------------------------------
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                                          466,000             476,818
------------------------------------------------------------------------------------------------------------------------
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19                                      427,000             469,700
------------------------------------------------------------------------------------------------------------------------
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts.,
9/30/14(1)                                                                                   270,000             294,975
------------------------------------------------------------------------------------------------------------------------
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts.,
4/15/15(1)                                                                                   764,000             784,064
------------------------------------------------------------------------------------------------------------------------
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts.,
2/15/12                                                                                      441,000             450,087
------------------------------------------------------------------------------------------------------------------------
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21(1)                                     339,000             351,398
                                                                                                             -----------
                                                                                                               5,587,974
------------------------------------------------------------------------------------------------------------------------
FINANCIALS-11.5%
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS-2.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts.,
8/15/19(1)                                                                                   800,000             868,218
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                                477,000             434,060
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts.,
7/27/21                                                                                      150,000             148,471
------------------------------------------------------------------------------------------------------------------------
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21(1)                                      598,000             563,497
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(1)                                                     178,000             161,698
------------------------------------------------------------------------------------------------------------------------
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                                            1,205,000           1,162,656
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16                                433,000             440,079
------------------------------------------------------------------------------------------------------------------------
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts.,
12/1/12                                                                                      475,000             482,409
------------------------------------------------------------------------------------------------------------------------
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13                                          181,000             177,854
------------------------------------------------------------------------------------------------------------------------
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual
Nts.(10)                                                                                     104,000              78,260
                                                                                                             -----------
                                                                                                               4,517,202

12 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS-2.5%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts.,
12/21/12(1)                                                                             $    507,000         $   510,148
------------------------------------------------------------------------------------------------------------------------
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37                                845,000             807,060
------------------------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(2)                                    1,090,000             910,150
------------------------------------------------------------------------------------------------------------------------
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20                                          143,000             162,348
------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(1)                                      356,000             303,378
------------------------------------------------------------------------------------------------------------------------
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B,
4/15/13                                                                                      308,000             319,789
------------------------------------------------------------------------------------------------------------------------
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds,
1/29/49(1)                                                                                   100,000              84,614
------------------------------------------------------------------------------------------------------------------------
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12                                  466,000             484,346
------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K(10)                              367,000             379,845
------------------------------------------------------------------------------------------------------------------------
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14                                               581,000             613,165
                                                                                                             -----------
                                                                                                               4,574,843
------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE-0.7%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13                                    441,000             465,776
------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21                                         247,000             248,252
------------------------------------------------------------------------------------------------------------------------
SLM Corp., 6.25% Sr. Nts., 1/25/16                                                           602,000             591,762
                                                                                                             -----------
                                                                                                               1,305,790
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-1.7%
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17                                     832,000             890,873
------------------------------------------------------------------------------------------------------------------------
Glen Meadow Pass-Through Trust, 6.505% Bonds,
2/12/67(1,2)                                                                                 535,000             377,175
------------------------------------------------------------------------------------------------------------------------
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(10)                                     535,000             394,563
------------------------------------------------------------------------------------------------------------------------
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec.
Unsub. Nts., 1/14/13(1)                                                                      320,000             276,910
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(10)                                    869,000             898,003
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                                     348,000             324,840
                                                                                                             -----------
                                                                                                               3,162,364
------------------------------------------------------------------------------------------------------------------------
INSURANCE-3.1%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds,
5/1/40                                                                                       125,000             148,014
------------------------------------------------------------------------------------------------------------------------
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21                                                        368,000             372,555
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20                                                      260,000             267,959
------------------------------------------------------------------------------------------------------------------------
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12(1)                                455,000             466,663
------------------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec.
Nts., 10/15/11                                                                               405,000             405,483
------------------------------------------------------------------------------------------------------------------------
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts.,
5/15/16                                                                                      441,000             392,580
------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21(1)                                           685,000             652,938
------------------------------------------------------------------------------------------------------------------------
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67                                 945,000             772,538
------------------------------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12                           499,000             507,485
------------------------------------------------------------------------------------------------------------------------
Swiss Re Capital I LP, 6.854% Perpetual Bonds(1,10)                                          875,000             800,629
------------------------------------------------------------------------------------------------------------------------
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16                            463,000             471,406
------------------------------------------------------------------------------------------------------------------------

13 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
INSURANCE CONTINUED
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37(2,8)                              $    513,000         $   446,310
                                                                                                             -----------
                                                                                                               5,704,560
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS-1.0%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub.
Nts., 4/1/12                                                                                 237,000             240,336
------------------------------------------------------------------------------------------------------------------------
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12                                             103,000             104,796
------------------------------------------------------------------------------------------------------------------------
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13                                        432,000             451,312
------------------------------------------------------------------------------------------------------------------------
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12                                   180,000             181,701
------------------------------------------------------------------------------------------------------------------------
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12                                   470,000             473,658
------------------------------------------------------------------------------------------------------------------------
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub.
Nts., 10/1/12(1)                                                                             439,000             452,689
                                                                                                             -----------
                                                                                                               1,904,492
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE-0.8%
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY-0.2%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40                                               291,000             328,960
HEALTH CARE PROVIDERS & SERVICES-0.3%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41                                            237,000             301,197
------------------------------------------------------------------------------------------------------------------------
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40                                      300,000             326,314
                                                                                                             -----------
                                                                                                                 627,511
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS-0.3%
Mylan, Inc., 6% Sr. Nts., 11/15/18(1)                                                        495,000             483,863
------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS-1.6%
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.5%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                                       477,000             480,578
------------------------------------------------------------------------------------------------------------------------
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                                            420,000             451,500
                                                                                                             -----------
                                                                                                                 932,078
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES-0.3%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                                         473,000             501,971
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-0.7%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                                                     460,000             467,951
5.25% Sr. Unsec. Nts., 10/19/12                                                               28,000              29,277
6.375% Unsec. Sub. Bonds, 11/15/67                                                           852,000             803,010
                                                                                                             -----------
                                                                                                               1,300,238
------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL-0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41                                                    130,000             149,788
------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-2.1%
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-0.4%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40                                                144,000             169,100
------------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41                                179,000             197,470
------------------------------------------------------------------------------------------------------------------------
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                                                  450,000             452,265
                                                                                                             -----------
                                                                                                                 818,835
------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS-0.5%
Hewlett-Packard Co., 2.35% Sr. Unsec. Unsub. Nts., 3/15/15                                   867,000             870,771
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.5%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15                              875,000             867,326
------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS-0.2%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13                                                  435,000             460,588

14 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.2%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18                                         $    306,000         $   350,477
------------------------------------------------------------------------------------------------------------------------
SOFTWARE-0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20                                        517,000             506,267
------------------------------------------------------------------------------------------------------------------------
MATERIALS-2.3%
------------------------------------------------------------------------------------------------------------------------
CHEMICALS-1.0%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41                                                200,000             245,907
------------------------------------------------------------------------------------------------------------------------
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                                                        842,000             868,808
------------------------------------------------------------------------------------------------------------------------
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17                                                440,000             488,950
------------------------------------------------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub.
Nts., 12/1/40                                                                                285,000             336,400
                                                                                                             -----------
                                                                                                               1,940,065
------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING-0.2%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                                                   370,000             389,475
------------------------------------------------------------------------------------------------------------------------
METALS & MINING-1.1%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
4/1/17                                                                                       698,000             749,429
------------------------------------------------------------------------------------------------------------------------
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12                                      434,000             454,970
------------------------------------------------------------------------------------------------------------------------
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15                                        28,000              31,006
------------------------------------------------------------------------------------------------------------------------
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                                        245,000             266,695
------------------------------------------------------------------------------------------------------------------------
6% Sr. Unsec. Unsub. Nts., 10/15/15                                                          432,000             476,370
7.25% Sr. Unsec. Unsub. Nts., 7/15/12                                                         49,000              51,127
                                                                                                             -----------
                                                                                                               2,029,597
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-1.9%
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-1.3%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                                  376,000             433,256
------------------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 9.875% Bonds, 12/15/30                                       298,000             433,067
------------------------------------------------------------------------------------------------------------------------
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P,
9/15/39                                                                                      158,000             142,784
------------------------------------------------------------------------------------------------------------------------
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17                                477,000             465,075
------------------------------------------------------------------------------------------------------------------------
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15                                          447,000             480,525
------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38                                 286,000             352,671
                                                                                                             -----------
                                                                                                               2,307,378
------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-0.6%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16                                   774,000             756,198
------------------------------------------------------------------------------------------------------------------------
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17                                           337,000             381,840
                                                                                                             -----------
                                                                                                               1,138,038
------------------------------------------------------------------------------------------------------------------------
UTILITIES-2.6%
ELECTRIC UTILITIES-2.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(1)                                     447,000             462,743
------------------------------------------------------------------------------------------------------------------------
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17                                  342,000             347,319
------------------------------------------------------------------------------------------------------------------------
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39                                  292,000             320,996
------------------------------------------------------------------------------------------------------------------------
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13                             464,000             472,258
------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41                                386,000             397,354
------------------------------------------------------------------------------------------------------------------------
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12                                       470,000             483,530
------------------------------------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7% Debs., 9/1/22                                                409,000             517,231
------------------------------------------------------------------------------------------------------------------------
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21(1)                                      655,000             699,991
------------------------------------------------------------------------------------------------------------------------

15 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Principal
                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES CONTINUED
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(1)                                  $    510,000         $   671,278
                                                                                                             -----------
                                                                                                               4,372,700
------------------------------------------------------------------------------------------------------------------------
ENERGY TRADERS-0.2%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13                                             434,000             469,802
                                                                                                             -----------
Total Corporate Bonds and Notes (Cost $61,733,469)                                                            62,672,382


                                                                                              Shares
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-26.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%(11,12) (Cost $48,324,226)         48,324,226          48,324,226
---------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $257,679,631)                                                  139.5%        257,733,956
---------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                            (39.5)        (73,030,233)
                                                                                         ----------------------------------
Net Assets                                                                                     100.0%          $184,703,723
                                                                                         ==================================

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,849,060 or 12.91% of the Fund's net assets as of September 30, 2011.

2. Represents the current interest rate for a variable or increasing rate security.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,630,030 or 3.05% of the Fund's net assets as of September 30, 2011.

5. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $330,340 or 0.18% of the Fund's net assets as of September 30, 2011.

7. When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See accompanying Notes.

8. Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $2,611,801, which represents 1.41% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:


                                                                                                  UNREALIZED
                                                         ACQUISITION                             APPRECIATION
SECURITY                                                    DATE           COST       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49                     7/14/10  $1,377,563  $1,400,859  $       23,296
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.405%, 1/25/29                                                8/10/10   3,281,116     269,601      (3,011,515)
Santander Drive Auto Receivables Trust 2011-
S1A, Automobile Receivables Nts., Series 2011-
S1A, Cl. D, 3.10%, 5/15/17                              2/4/11-4/14/11     497,745     495,031          (2,714)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37  2/24/11-7/26/11     517,182     446,310         (70,872)
                                                                        ---------------------------------------
                                                                        $5,673,606  $2,611,801  $   (3,061,805)
                                                                        =======================================

9. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $726,118. See accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

16 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES          GROSS        GROSS           SHARES
                                                    DECEMBER 31, 2010  ADDITIONS   REDUCTIONS   SEPTEMBER 30, 2011
------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E         25,899,825  79,555,936   57,131,535          48,324,226

                                                                                   VALUE          INCOME
---------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                 $48,324,226  $  41,988

12.  Rate shown is the 7-day yield as of September 30, 2011.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                            LEVEL 3--
                                     LEVEL 1--             LEVEL 2--      SIGNIFICANT
                                    UNADJUSTED     OTHER SIGNIFICANT     UNOBSERVABLE
                                 QUOTED PRICES     OBSERVABLE INPUTS           INPUTS           VALUE
-----------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities         $           --    $       19,254,404    $          --    $ 19,254,404
Mortgage-Backed Obligations                 --           124,337,686               --     124,337,686
U.S. Government Obligations                 --             3,145,258               --       3,145,258
Corporate Bonds and Notes                   --            62,672,382               --      62,672,382
Investment Company                  48,324,226                    --               --      48,324,226
                                ---------------------------------------------------------------------
Total Investments, at Value         48,324,226           209,409,730               --     257,733,956
OTHER FINANCIAL INSTRUMENTS:
Futures margins                        155,845                    --               --         155,845
                                ---------------------------------------------------------------------
Total Assets                    $   48,480,071    $      209,409,730    $          --    $257,889,801
                                ---------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

17 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                                                                  UNREALIZED
                                            NUMBER OF  EXPIRATION                APPRECIATION
CONTRACT DESCRIPTION              BUY/SELL  CONTRACTS     DATE        VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds, 20 yr.  Buy              80    12/20/11  $11,410,000  $      488,718
U.S. Treasury Nts., 2 yr.         Sell             96    12/30/11   21,139,500          23,332
U.S. Treasury Nts., 5 yr.         Sell             60    12/30/11    7,349,063           2,294
U.S. Treasury Nts., 10 yr.        Buy              90    12/20/11   11,708,438         (26,537)
U.S. Treasury Ultra Bonds         Buy              54    12/20/11    8,565,750         640,012
                                                                                --------------
                                                                                $    1,127,819
                                                                                ==============

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are

18 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                       DELAYED DELIVERY
                     BASIS TRANSACTIONS
---------------------------------------
Purchased securities  $      70,388,488
---------------------------------------
Sold securities                 176,195
---------------------------------------

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying

19 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost                               $3,281,116
---------------------------------------------
Market Value                       $  269,601
---------------------------------------------
Market Value as a % of Net Assets       0.15%
---------------------------------------------

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

20 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities in the annual and semiannual reports.   The net change in unrealized
appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $17,975,213 and $34,374,166 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

RESTRICTED SECURITIES

As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are

21 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities           $257,732,556
Federal tax cost of other investments       2,067,806
                                         ------------
Total federal tax cost                   $259,800,362
                                         ============

Gross unrealized appreciation            $  7,736,672
Gross unrealized depreciation              (6,607,453)
                                         ------------
Net unrealized appreciation              $  1,129,219
                                         ============

22 | Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                      Shares              Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS-97.8%
---------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-17.9%
---------------------------------------------------------------------------------------------------------------
AUTOMOBILES-1.7%
Bayerische Motoren Werke (BMW) AG                                                     40,041        $ 2,653,121
---------------------------------------------------------------------------------------------------------------
Bayerische Motoren Werke (BMW) AG, Preference                                        766,911         35,757,292
                                                                                                    -----------
                                                                                                     38,410,413
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES-0.0%
Zee Learn Ltd.(1)                                                                    492,103            192,510
---------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-4.1%
Carnival Corp.                                                                     1,097,366         33,250,190
---------------------------------------------------------------------------------------------------------------
Lottomatica SpA(1)                                                                   552,870          8,627,671
---------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                     561,630         49,322,347
---------------------------------------------------------------------------------------------------------------
Shuffle Master, Inc.(1)                                                              400,880          3,371,401
                                                                                                    -----------
                                                                                                     94,571,609
---------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES-0.6%
Sony Corp.                                                                           755,200         14,493,271
---------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS-0.4%
Nintendo Co. Ltd.                                                                     60,600          8,826,889
---------------------------------------------------------------------------------------------------------------
MEDIA-4.2%
Grupo Televisa SA, Sponsored GDR                                                   1,358,076         24,975,018
---------------------------------------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                                         630,620         25,855,420
---------------------------------------------------------------------------------------------------------------
Walt Disney Co. (The)                                                              1,146,310         34,572,710
---------------------------------------------------------------------------------------------------------------
Wire & Wireless India Ltd.(1)                                                      2,281,600            311,972
---------------------------------------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                                                 3,936,820          9,386,203
                                                                                                    -----------
                                                                                                     95,101,323
---------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL-0.7%
Pinault-Printemps-Redoute SA                                                         124,440         16,052,812
---------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL-3.8%
Industria de Diseno Textil SA                                                        481,087         41,199,083
---------------------------------------------------------------------------------------------------------------
Kingfisher plc                                                                     1,913,300          7,334,028
---------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                        636,810         38,730,784
                                                                                                    -----------
                                                                                                     87,263,895
---------------------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS-2.4%
LVMH Moet Hennessy Louis Vuitton SA                                                  277,170         36,754,521
---------------------------------------------------------------------------------------------------------------
Tod's SpA                                                                            226,092         19,024,396
                                                                                                    -----------
                                                                                                     55,778,917
---------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES-9.2%
---------------------------------------------------------------------------------------------------------------
BEVERAGES-3.9%
Carlsberg AS, Cl. B                                                                  198,139         11,752,793
---------------------------------------------------------------------------------------------------------------
Companhia de Bebidas das Americas, Sponsored ADR, Preference                         860,375         26,370,494
---------------------------------------------------------------------------------------------------------------
Fomento Economico Mexicano SA de CV, UBD                                           5,776,889         37,489,410
---------------------------------------------------------------------------------------------------------------
Grupo Modelo SA de CV, Series C                                                    2,438,361         13,780,829
                                                                                                    -----------
                                                                                                     89,393,526
---------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-0.7%
E-Mart Co. Ltd.(1)                                                                    60,769         15,199,783
---------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS-2.8%
Nestle SA                                                                            525,225         28,871,788
---------------------------------------------------------------------------------------------------------------

1 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares               Value
---------------------------------------------------------------------------------------------
FOOD PRODUCTS CONTINUED
Unilever plc                                                     1,126,403        $35,285,546
                                                                                  -----------
                                                                                   64,157,334
---------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-1.8%
Colgate-Palmolive Co.                                              468,050         41,506,674
---------------------------------------------------------------------------------------------
ENERGY-3.7%
---------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-2.4%
Technip SA                                                         412,260         32,992,225
---------------------------------------------------------------------------------------------
Transocean Ltd.                                                    443,212         21,158,941
                                                                                  -----------
                                                                                   54,151,166
---------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-1.3%
Total SA                                                           536,770         23,666,486
---------------------------------------------------------------------------------------------
YPF Sociedad Anonima SA, Sponsored ADR                             166,670          5,701,781
                                                                                  -----------
                                                                                   29,368,267
---------------------------------------------------------------------------------------------
FINANCIALS-15.3%
---------------------------------------------------------------------------------------------
CAPITAL MARKETS-3.8%
Credit Suisse Group AG                                           1,246,672         32,350,115
---------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                    257,740         24,369,317
---------------------------------------------------------------------------------------------
UBS AG(1)                                                        2,699,598         30,730,253
                                                                                  -----------
                                                                                   87,449,685
---------------------------------------------------------------------------------------------
COMMERCIAL BANKS-3.3%
Banco Bilbao Vizcaya Argentaria SA                               3,288,674         26,796,368
---------------------------------------------------------------------------------------------
HSBC Holdings plc                                                1,496,973         11,513,197
---------------------------------------------------------------------------------------------
Itau Unibanco Holding SA, ADR, Preference                          574,740          8,919,965
---------------------------------------------------------------------------------------------
Societe Generale SA, Cl. A                                         421,539         11,044,919
---------------------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc.                              651,000         18,372,586
                                                                                  -----------
                                                                                   76,647,035
---------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-2.4%
Bank of America Corp.                                            1,757,590         10,756,451
---------------------------------------------------------------------------------------------
BM&F BOVESPA SA                                                  4,322,100         19,929,588
---------------------------------------------------------------------------------------------
Investor AB, B Shares                                            1,386,451         24,336,039
                                                                                  -----------
                                                                                   55,022,078
---------------------------------------------------------------------------------------------
INSURANCE-5.3%
Aflac, Inc.                                                        479,390         16,754,681
---------------------------------------------------------------------------------------------
Allianz SE                                                         305,932         28,788,359
---------------------------------------------------------------------------------------------
Dai-ichi Life Insurance Co.                                         21,083         21,781,896
---------------------------------------------------------------------------------------------
Fidelity National Financial, Inc., Cl. A                           816,140         12,389,005
---------------------------------------------------------------------------------------------
Prudential plc                                                   2,589,007         22,159,860
---------------------------------------------------------------------------------------------
XL Group plc                                                     1,039,190         19,536,772
                                                                                  -----------
                                                                                  121,410,573
---------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.5%
DLF Ltd.                                                         2,403,730         10,525,109
---------------------------------------------------------------------------------------------
HEALTH CARE-10.0%
---------------------------------------------------------------------------------------------
BIOTECHNOLOGY-2.2%
Amgen, Inc.                                                        351,450         19,312,178
---------------------------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(1)                                  1,095,038         10,107,194
---------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                           240,500          9,331,400
---------------------------------------------------------------------------------------------

2 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                    Shares              Value
---------------------------------------------------------------------------------------------
BIOTECHNOLOGY CONTINUED
Theravance, Inc.(1)                                                569,100        $11,461,674
                                                                                  -----------
                                                                                   50,212,446
---------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES-1.2%
Zimmer Holdings, Inc.(1)                                           537,690         28,766,415
---------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-3.5%
Aetna, Inc.                                                      1,013,500         36,840,725
---------------------------------------------------------------------------------------------
WellPoint, Inc.                                                    653,335         42,649,709
                                                                                  -----------
                                                                                   79,490,434
---------------------------------------------------------------------------------------------
PHARMACEUTICALS-3.1%
Allergan, Inc.                                                     103,550          8,530,449
---------------------------------------------------------------------------------------------
Bayer AG                                                           441,853         24,282,400
---------------------------------------------------------------------------------------------
Mitsubishi Tanabe Pharma Corp.                                     806,000         14,941,469
---------------------------------------------------------------------------------------------
Pfizer, Inc.                                                       391,820          6,927,378
---------------------------------------------------------------------------------------------
Roche Holding AG                                                   103,595         16,666,540
                                                                                  -----------
                                                                                   71,348,236
---------------------------------------------------------------------------------------------
INDUSTRIALS-11.5%
---------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-2.7%
Embraer SA, ADR                                                    880,703         22,343,435
European Aeronautic Defense & Space Co.                          1,386,180         38,889,908
                                                                                  -----------
                                                                                   61,233,343
---------------------------------------------------------------------------------------------
BUILDING PRODUCTS-1.3%
Assa Abloy AB, Cl. B                                             1,481,904         30,507,645
---------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES-0.2%
Mulitplus SA                                                       253,800          3,663,413
---------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT-1.9%
Emerson Electric Co.                                               443,340         18,314,375
---------------------------------------------------------------------------------------------
Nidec Corp.                                                        207,000         16,651,949
---------------------------------------------------------------------------------------------
Prysmian SpA                                                       679,000          8,905,985
                                                                                  -----------
                                                                                   43,872,309
---------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-4.6%
3M Co.                                                             390,020         27,999,536
---------------------------------------------------------------------------------------------
Koninklijke Philips Electronics NV                               1,072,275         19,194,415
---------------------------------------------------------------------------------------------
Siemens AG                                                         640,211         57,837,901
                                                                                  -----------
                                                                                  105,031,852
---------------------------------------------------------------------------------------------
MACHINERY-0.7%
Fanuc Ltd.                                                         114,600         15,777,984
---------------------------------------------------------------------------------------------
ROAD & RAIL-0.1%
All America Latina Logistica                                       732,200          3,290,568
---------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-27.3%
---------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-4.8%
Juniper Networks, Inc.(1)                                        1,256,350         21,684,601
---------------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, B Shares                        9,059,633         86,805,933
                                                                                  -----------
                                                                                  108,490,534
---------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-4.4%
Corning, Inc.                                                    1,383,320         17,097,835
---------------------------------------------------------------------------------------------
Hoya Corp.                                                         682,600         15,730,945
---------------------------------------------------------------------------------------------
Keyence Corp.                                                       95,274         26,086,405
---------------------------------------------------------------------------------------------
Kyocera Corp.                                                      166,700         13,925,348
---------------------------------------------------------------------------------------------

3 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                        Shares              Value
-------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS CONTINUED
Murata Manufacturing Co. Ltd.                                          529,800        $28,584,748
                                                                                      -----------
                                                                                      101,425,281
-------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-4.3%
eBay, Inc.(1)                                                        2,448,410         72,203,611
-------------------------------------------------------------------------------------------------
Google, Inc., Cl. A(1)                                                  50,020         25,729,288
                                                                                      -----------
                                                                                       97,932,899
-------------------------------------------------------------------------------------------------
IT SERVICES-2.4%
Automatic Data Processing, Inc.                                        571,840         26,962,256
-------------------------------------------------------------------------------------------------
Infosys Ltd.                                                           554,168         28,072,785
                                                                                      -----------
                                                                                       55,035,041
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-4.5%
Altera Corp.                                                         1,396,340         44,026,600
-------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                      1,415,335         33,019,766
-------------------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.                         11,443,184         25,927,514
                                                                                      -----------
                                                                                      102,973,880
-------------------------------------------------------------------------------------------------
SOFTWARE-6.9%
Adobe Systems, Inc.(1)                                               1,074,443         25,969,287
-------------------------------------------------------------------------------------------------
Intuit, Inc.(1)                                                        985,590         46,756,390
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                      1,473,980         36,687,362
-------------------------------------------------------------------------------------------------
SAP AG                                                                 960,113         48,941,861
                                                                                      -----------
                                                                                      158,354,900
-------------------------------------------------------------------------------------------------
MATERIALS-0.7%
-------------------------------------------------------------------------------------------------
CHEMICALS-0.7%
Linde AG                                                               120,238         16,036,411
-------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-1.4%
-------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-1.4%
KDDI Corp.                                                               4,772         32,774,491
-------------------------------------------------------------------------------------------------
UTILITIES-0.8%
ELECTRIC UTILITIES-0.8%
Fortum OYJ                                                             786,400         18,467,974
                                                                                      -----------
Total Common Stocks (Cost $1,963,774,405)                                           2,240,208,925

                                                                         Units
-------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES-0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 0.001EUR,
Exp. 10/14/11(1) (Cost $0)                                           3,288,674            484,659

                                                                        Shares
-------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-1.6%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.16% (2,3) (Cost $36,160,183)                               36,160,183         36,160,183

4 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                             Value
----------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,999,934,588)   99.4%           $2,276,853,767
----------------------------------------------------------------------------------
Other Assets Net of Liabilities                      0.6                13,291,441
                                                   -------------------------------
Net Assets                                         100.0%           $2,290,145,208
                                                   ===============================

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             Euro

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                  SHARES        GROSS         GROSS                SHARES
                                                       DECEMBER 31, 2010    ADDITIONS    REDUCTIONS    SEPTEMBER 30, 2011
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E                                                   32,313,050  216,652,670   212,805,537            36,160,183

                                                                                              VALUE                INCOME
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E                                                                              $ 36,160,183  $           35,007

3. Rate shown is the 7-day yield as of September 30, 2011.

5 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                                 LEVEL 3--
                                         LEVEL 1--              LEVEL 2--      SIGNIFICANT
                                        UNADJUSTED      OTHER SIGNIFICANT     UNOBSERVABLE
                                     QUOTED PRICES      OBSERVABLE INPUTS           INPUTS             VALUE
------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary             $  210,077,870    $      200,613,769    $          --      $410,691,639
  Consumer Staples                      119,147,407            91,109,910               --       210,257,317
  Energy                                 26,860,722            56,658,711               --        83,519,433
  Financials                            112,655,779           238,398,701               --       351,054,480
  Health Care                           173,927,122            55,890,409               --       229,817,531
  Industrials                            75,611,327           187,765,787               --       263,377,114
  Information Technology                350,136,996           274,075,539               --       624,212,535
  Materials                                      --            16,036,411               --        16,036,411
  Telecommunication Services                     --            32,774,491               --        32,774,491
  Utilities                                      --            18,467,974               --        18,467,974
Rights, Warrants and Certificates           484,659                    --               --           484,659
Investment Company                       36,160,183                    --               --        36,160,183
                                     -----------------------------------------------------------------------
Total Assets                         $1,105,062,065    $    1,171,791,702    $          --    $2,276,853,767
                                     -----------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                  TRANSFERS OUT OF LEVEL 1*     TRANSFERS INTO LEVEL 2*
---------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary        $             (240,813,373)    $            240,813,373
  Consumer Staples                             (65,228,635)                  65,228,635
  Energy                                       (69,110,826)                  69,110,826
  Financials                                  (328,305,777)                 328,305,777
  Health Care                                  (54,822,229)                  54,822,229
  Industrials                                 (244,120,936)                 244,120,936
  Information Technology                      (234,181,866)                 234,181,866
  Materials                                    (18,333,029)                  18,333,029
  Telecommunication Services                   (27,565,809)                  27,565,809
                                -------------------------------------------------------
Total Assets                    $           (1,282,482,480)    $          1,282,482,480
                                -------------------------------------------------------

6 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

----------
* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings                       Value     Percent
-----------------------------------------------------------
United States                    $  918,576,133       40.3%
Japan                               227,947,981       10.0
Germany                             214,297,345        9.4
France                              159,400,871        7.0
Sweden                              141,649,617        6.2
Switzerland                         108,618,696        4.8
Brazil                               84,517,463        3.7
United Kingdom                       76,292,631        3.4
Mexico                               76,245,257        3.4
Spain                                68,480,110        3.0
India                                48,488,579        2.1
Italy                                36,558,052        1.6
Taiwan                               25,927,514        1.1
Ireland                              19,536,772        0.9
The Netherlands                      19,194,415        0.8
Finland                              18,467,974        0.8
Korea, Republic of South             15,199,783        0.7
Denmark                              11,752,793        0.5
Argentina                             5,701,781        0.3
                                 --------------------------
Total                            $2,276,853,767      100.0%
                                 --------------------------

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In

7 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors.

8 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

9 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,048,957 and $3,517,323, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of September 30, 2011, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $2,031,286,955
                                  --------------
Gross unrealized appreciation     $  424,367,335
Gross unrealized depreciation       (178,810,632)
                                  --------------
Net unrealized appreciation       $  245,556,703
                                  --------------

10 | Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)


                                                                                                           Principal        Value
                                                                                                              Amount
----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--1.6%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18(1)                  $  155,000    $  141,825
----------------------------------------------------------------------------------------------------------------------------------
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.236%, 10/19/15(1,2)      1,457,276       907,155
----------------------------------------------------------------------------------------------------------------------------------
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15                     696,875       719,523
                                                                                                                         ---------
Total Loan Participations (Cost $1,717,153)                                                                              1,768,503
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--82.7%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.6%
----------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--2.5%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20                                      610,000       623,725
----------------------------------------------------------------------------------------------------------------------------------
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec.  Nts., 9/1/17(3)             1,450,000     1,442,750
----------------------------------------------------------------------------------------------------------------------------------
Visteon Corp., 6.75% Sr. Nts., 4/15/19(3)                                                                    690,000       624,450
                                                                                                                        ----------
                                                                                                                         2,690,925
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--5.9%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16(3)                                                       440,000       442,200
----------------------------------------------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18                                                  2,408,000     1,444,800
----------------------------------------------------------------------------------------------------------------------------------
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17(3)                                 660,000       610,500
----------------------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:                                                                                 435,000       397,481
----------------------------------------------------------------------------------------------------------------------------------
7% Sr. Unsec. Sub. Nts., 3/1/14
7.75% Sr. Unsec. Unsub. Nts., 3/15/19                                                                        470,000       431,225
Landry's Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15                                                   455,000       459,550
----------------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc.:                                                                                            430,000       394,525
----------------------------------------------------------------------------------------------------------------------------------
5.875% Sr. Nts., 2/27/14
6.625% Sr. Unsec. Nts., 7/15/15                                                                              855,000       728,888
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12                                                  1,070,000       711,550
----------------------------------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19                                              435,000       465,450
----------------------------------------------------------------------------------------------------------------------------------
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                                                         750,000       300,000
                                                                                                                         ---------
                                                                                                                         6,386,169
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Beazer Homes USA, Inc.:                                                                                      280,000       190,400
6.875% Sr. Unsec. Nts., 7/15/15
9.125% Sr. Unsec. Nts., 5/15/19                                                                              790,000       505,600
                                                                                                                          --------
                                                                                                                           696,000
----------------------------------------------------------------------------------------------------------------------------------
MEDIA--7.1%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15                                             440,000       341,000
----------------------------------------------------------------------------------------------------------------------------------
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18                                                       760,000       589,000
----------------------------------------------------------------------------------------------------------------------------------
Belo (A.H.) Corp.:                                                                                           115,000        95,738
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27
7.75% Sr. Unsec. Unsub. Debs., 6/1/27                                                                        719,000       614,745
----------------------------------------------------------------------------------------------------------------------------------
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(3)                                             740,000       477,300
----------------------------------------------------------------------------------------------------------------------------------

1 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                                         Principal
                                                                                                            Amount       Value
------------------------------------------------------------------------------------------------------------------------------
MEDIA CONTINUED
------------------------------------------------------------------------------------------------------------------------------
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17(3)                                 $620,000    $616,900
------------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.:                                                                        300,000     268,500
5.75% Sr. Unsec. Unsub. Nts., 1/15/13
9% Sr. Sec. Nts., 3/1/21                                                                                   335,000     250,413
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                                                                      125,000      65,313
------------------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19(3)                                                             350,000     296,625
------------------------------------------------------------------------------------------------------------------------------
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17                                              315,000     296,888
------------------------------------------------------------------------------------------------------------------------------
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15                                                     1,235,000   1,123,850
------------------------------------------------------------------------------------------------------------------------------
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18(4)                                                   55,000      57,750
------------------------------------------------------------------------------------------------------------------------------
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19(3)    395,000     386,113
------------------------------------------------------------------------------------------------------------------------------
Newport Television LLC/NTV Finance Corp., 13.509% Sr. Nts., 3/15/17(2,3)                                   702,469     663,833
------------------------------------------------------------------------------------------------------------------------------
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17                           535,000     530,988
------------------------------------------------------------------------------------------------------------------------------
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18                                          705,000     697,950
------------------------------------------------------------------------------------------------------------------------------
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17                                                                 320,000     297,600
                                                                                                                    ----------
                                                                                                                     7,670,506
------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./Jones Apparel Group USA, Inc./JAG
  Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19                             600,000     546,000
------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.1%
------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--3.1%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16(3)                                              925,000     901,875
------------------------------------------------------------------------------------------------------------------------------
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17(2,3)                                                         1,118,635   1,090,669
------------------------------------------------------------------------------------------------------------------------------
Blue Merger Sub, Inc., 7.625% Sr. Nts., 2/15/19(3)                                                         485,000     412,250
------------------------------------------------------------------------------------------------------------------------------
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17(3)                                                280,000     264,600
------------------------------------------------------------------------------------------------------------------------------
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15(4)                                             690,000     717,600
                                                                                                                     ---------
                                                                                                                     3,386,994
------------------------------------------------------------------------------------------------------------------------------
ENERGY--9.9%
------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.9%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19(4)                                                475,000     441,750
------------------------------------------------------------------------------------------------------------------------------
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17                                          615,000     599,625
------------------------------------------------------------------------------------------------------------------------------
Offshore Group Investments Ltd.:                                                                           160,000     165,600
11.50% Sr. Sec. Nts., 8/1/15(3)
11.50% Sr. Sec. Nts., 8/1/15                                                                               605,000     626,175
------------------------------------------------------------------------------------------------------------------------------
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20                                                 575,000     563,500
------------------------------------------------------------------------------------------------------------------------------
SESI LLC, 6.375% Sr. Nts., 5/1/19(3)                                                                       795,000     771,150
                                                                                                                     ---------
                                                                                                                     3,167,800
------------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--7.0%
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15                                                        1,165,000    816,956
------------------------------------------------------------------------------------------------------------------------------
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20                     665,000     655,025
------------------------------------------------------------------------------------------------------------------------------
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20                                                    640,000     643,200
------------------------------------------------------------------------------------------------------------------------------
James River Coal Co., 7.875% Sr. Nts., 4/1/19(3)                                                           160,000     135,200
------------------------------------------------------------------------------------------------------------------------------

2 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                            Principal
                                                                                               Amount                  Value
----------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
----------------------------------------------------------------------------------------------------------------------------
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20                 $1,110,000             $1,148,850
----------------------------------------------------------------------------------------------------------------------------
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21(3)                                           795,000                765,188
----------------------------------------------------------------------------------------------------------------------------
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(3)                                      1,575,000              1,512,000
----------------------------------------------------------------------------------------------------------------------------
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17                              195,000                163,313
----------------------------------------------------------------------------------------------------------------------------
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16                                          540,000                585,900
----------------------------------------------------------------------------------------------------------------------------
SandRidge Energy, Inc.:                                                                       560,000                551,600
8.75% Sr. Unsec. Nts., 1/15/20
9.875% Sr. Unsec. Nts., 5/15/16(3)                                                            305,000                315,675
----------------------------------------------------------------------------------------------------------------------------
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19                                                 345,000                298,425
                                                                                                                  ----------
                                                                                                                   7,591,332
----------------------------------------------------------------------------------------------------------------------------
FINANCIALS--12.1%
----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--6.5%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16                             300,000                262,500
----------------------------------------------------------------------------------------------------------------------------
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15                                             360,000                324,450
----------------------------------------------------------------------------------------------------------------------------
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15               2,180,000              2,190,889
----------------------------------------------------------------------------------------------------------------------------
Nuveen Investments, Inc.:                                                                     535,000                436,025
5.50% Sr. Unsec. Nts., 9/15/15
10.50% Sr. Unsec. Unsub. Nts., 11/15/15                                                       640,000                593,600
----------------------------------------------------------------------------------------------------------------------------
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18(3)                                   1,125,000              1,158,750
----------------------------------------------------------------------------------------------------------------------------
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17                                      705,000                511,125
----------------------------------------------------------------------------------------------------------------------------
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16                    1,500,000              1,095,000
----------------------------------------------------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19                       625,000                434,375
                                                                                                                  ----------
                                                                                                                   7,006,714
----------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.8%
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18(3)                                          430,000                435,375
----------------------------------------------------------------------------------------------------------------------------
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15                         455,000                491,400
                                                                                                                  ----------
                                                                                                                     926,775
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31                                                         375,000                330,938
----------------------------------------------------------------------------------------------------------------------------
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(5)                                       695,000                512,563
                                                                                                                  ----------
                                                                                                                     843,501
----------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.7%
International Lease Finance Corp.:                                                            410,000                408,463
8.625% Sr. Unsec. Unsub. Nts., 9/15/15
8.75% Sr. Unsec. Unsub. Nts., 3/15/17                                                         350,000                352,625
                                                                                                                  ----------
                                                                                                                     761,088
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--2.1%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19(3)                                  1,735,000              1,561,500
----------------------------------------------------------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22                             695,000                666,331
                                                                                                                  ----------
                                                                                                                   2,227,831

3 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                                    Principal
                                                                                                       Amount                Value
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.2%
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17                                              $1,220,000             $817,400
----------------------------------------------------------------------------------------------------------------------------------
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13(1,3)                                    530,000              520,725
                                                                                                                         ---------
                                                                                                                         1,338,125
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--5.4%
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%
Grifols SA/Giant Funding Corp., 8.25% Sr. Nts., 2/1/18(3)                                             195,000              195,975
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17                                                    570,000              488,775
----------------------------------------------------------------------------------------------------------------------------------
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18                                                     290,000              263,900
----------------------------------------------------------------------------------------------------------------------------------
Biomet, Inc.:                                                                                         305,000              314,150
10.375% Sr. Unsec. Nts., 10/15/17(2)
11.625% Sr. Unsec. Sub. Nts., 10/15/17                                                                275,000              286,688
----------------------------------------------------------------------------------------------------------------------------------
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Sub. Nts., 10/15/17(3)                                   520,000              436,800
----------------------------------------------------------------------------------------------------------------------------------
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16                            290,000              275,500
                                                                                                                         ---------
                                                                                                                         2,065,813
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.9%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15(2)                                    445,151              408,426
----------------------------------------------------------------------------------------------------------------------------------
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18                                  385,000              308,000
----------------------------------------------------------------------------------------------------------------------------------
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18(3)                                                310,000              274,350
----------------------------------------------------------------------------------------------------------------------------------
Kindred Healthcare, Inc., 8.25% Sr. Nts., 6/1/19(3)                                                   860,000              661,125
----------------------------------------------------------------------------------------------------------------------------------
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18(3)                                                           460,000              457,700
----------------------------------------------------------------------------------------------------------------------------------
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17                                                  315,000              280,350
----------------------------------------------------------------------------------------------------------------------------------
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17                                335,000              287,263
----------------------------------------------------------------------------------------------------------------------------------
STHI Holding Corp., 8% Sec. Nts., 3/15/18(3)                                                          200,000              194,000
----------------------------------------------------------------------------------------------------------------------------------
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17(6)                          435,000                5,438
----------------------------------------------------------------------------------------------------------------------------------
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18                 375,000              345,938
                                                                                                                        ----------
                                                                                                                         3,222,590
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.1%
MedAssets, Inc., 8% Sr. Nts., 11/15/18(3)                                                              75,000               71,813
----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18(3)                       190,000              172,900
----------------------------------------------------------------------------------------------------------------------------------
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18(3)                                                   145,000              139,200
                                                                                                                         ----------
                                                                                                                           312,100
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--11.4%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.6%
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17                                        1,085,000              952,088
----------------------------------------------------------------------------------------------------------------------------------
Hawker Beechcraft Acquisition Co. LLC:                                                              1,405,000              604,150
8.50% Sr. Unsec. Nts., 4/1/15
9.75% Sr. Unsec. Sub. Nts., 4/1/17                                                                    240,000               79,200
----------------------------------------------------------------------------------------------------------------------------------

4 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                                    Principal
                                                                                                       Amount         Value
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE CONTINUED
----------------------------------------------------------------------------------------------------------------------------
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17                               $  267,000     $  267,000
----------------------------------------------------------------------------------------------------------------------------
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18                                               1,245,000      1,273,013
----------------------------------------------------------------------------------------------------------------------------
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18                                                  650,000        695,500
                                                                                                                  ----------
                                                                                                                   3,870,951
----------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.5%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18(3)                                                510,000        512,550
----------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.1%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17(3)                                            265,000        215,975
----------------------------------------------------------------------------------------------------------------------------
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14                                       930,000        886,988
----------------------------------------------------------------------------------------------------------------------------
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17(3)                75,000         71,063
                                                                                                                    --------
                                                                                                                   1,174,026
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.3%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18                                                    560,000        506,240
----------------------------------------------------------------------------------------------------------------------------
West Corp.:                                                                                           305,000        288,225
7.875% Sr. Unsec. Nts., 1/15/19
8.625% Sr. Unsec. Nts., 10/1/18                                                                       635,000        620,713
                                                                                                                   ---------
                                                                                                                   1,415,178
----------------------------------------------------------------------------------------------------------------------------
MACHINERY--2.4%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16(4)                                                 680,000        656,200
----------------------------------------------------------------------------------------------------------------------------
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20                                             685,000        623,350
----------------------------------------------------------------------------------------------------------------------------
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                                                      1,050,000        934,500
----------------------------------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17                                                 335,000        329,975
                                                                                                                   ---------
                                                                                                                   2,544,025
----------------------------------------------------------------------------------------------------------------------------
MARINE--0.8%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17       780,000        755,625
----------------------------------------------------------------------------------------------------------------------------
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17      160,000        156,800
                                                                                                                    --------
                                                                                                                     912,425
----------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES--0.5%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(3)                                              425,000        397,375
----------------------------------------------------------------------------------------------------------------------------
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18                           150,000        163,875
                                                                                                                   ---------
                                                                                                                     561,250
----------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.2%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18                                                          670,000        643,200
----------------------------------------------------------------------------------------------------------------------------
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15(3)                                             1,045,000        705,375
                                                                                                                   ---------
                                                                                                                   1,348,575
----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.1%
----------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.9%
Seagate HDD Cayman:                                                                                   650,000        601,250
6.875% Sr. Unsec. Nts., 5/1/20
7% Sr. Unsec. Nts., 11/1/21(3)                                                                        475,000        439,375
                                                                                                                   ---------
                                                                                                                   1,040,625

5 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                 Principal
                                                                                    Amount                  Value
-----------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17               $1,310,000             $1,257,600
-----------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16                                 1,245,000              1,276,125
-----------------------------------------------------------------------------------------------------------------
IT SERVICES--1.6%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15                                   535,000                444,050
-----------------------------------------------------------------------------------------------------------------
First Data Corp.:                                                                  395,000                373,275
8.875% Sr. Sec. Nts., 8/15/20(3)
9.875% Sr. Unsec. Nts., 9/24/15                                                  1,075,000                905,688
                                                                                                       ----------
                                                                                                        1,723,013
-----------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.2%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20                        600,000                591,000
-----------------------------------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., 10.75% Sr. Unsec. Nts., 8/1/20                      713,000                716,565
                                                                                                       ----------
                                                                                                        1,307,565
-----------------------------------------------------------------------------------------------------------------
MATERIALS--10.1%
-----------------------------------------------------------------------------------------------------------------
CHEMICALS--2.8%
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18                                       635,000                638,175
-----------------------------------------------------------------------------------------------------------------
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:                          625,000                518,750
8.875% Sr. Sec. Nts., 2/1/18
9% Sec. Nts., 11/15/20                                                             380,000                280,250
-----------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17(3)                                716,000                775,070
-----------------------------------------------------------------------------------------------------------------
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21                     1,115,000                769,350
                                                                                                       ----------
                                                                                                        2,981,595
-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.6%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21(3)                     435,000                414,338
-----------------------------------------------------------------------------------------------------------------
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18                             325,000                266,500
                                                                                                       ----------
                                                                                                          680,838
-----------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.8%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21                                     715,000                611,325
-----------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19(3)                                650,000                651,625
-----------------------------------------------------------------------------------------------------------------
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14                                         755,000                660,625
                                                                                                       ----------
                                                                                                        1,923,575
-----------------------------------------------------------------------------------------------------------------
METALS & MINING--0.9%
Aleris International, Inc., 7.625% Sr. Nts., 2/15/18(3)                          1,050,000                947,625
-----------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--4.0%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18(3)                                423,000                444,150
-----------------------------------------------------------------------------------------------------------------
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15(2,3)              1,121,734                734,736
-----------------------------------------------------------------------------------------------------------------
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15(3)                            985,000                970,225
-----------------------------------------------------------------------------------------------------------------
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16(3)                             1,117,000                731,635
-----------------------------------------------------------------------------------------------------------------
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17                         475,000                469,063
-----------------------------------------------------------------------------------------------------------------
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14(6)                                1,025,000                766,188
-----------------------------------------------------------------------------------------------------------------
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15(3)                        375,000                219,375
                                                                                                       ----------
                                                                                                        4,335,372

6 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                     Principal
                                                                                        Amount                  Value
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.8%
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12                    $  340,000             $  273,700
---------------------------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.:                                                                 335,000                326,625
8.25% Sr. Nts., 10/15/17
8.75% Sr. Unsec. Sub. Nts., 3/15/18                                                    480,000                428,400
---------------------------------------------------------------------------------------------------------------------
Intelsat Bermuda Ltd.:                                                                 635,000                552,450
11.25% Sr. Unsec. Nts., 2/4/17
12.50% Sr. Unsec. Nts., 2/4/17(2)                                                      328,710                283,512
---------------------------------------------------------------------------------------------------------------------
Level 3 Financing, Inc.:                                                                80,000                 79,400
9.25% Sr. Unsec. Unsub. Nts., 11/1/14
9.375% Sr. Unsec. Unsub. Nts., 4/1/19(3)                                               380,000                355,300
                                                                                                           ----------
                                                                                                            2,299,387
---------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20                        1,310,000              1,142,975
---------------------------------------------------------------------------------------------------------------------
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20                              780,000                688,350
                                                                                                           ----------
                                                                                                            1,831,325
---------------------------------------------------------------------------------------------------------------------
UTILITIES--4.2%
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                                   1,065,000                639,000
---------------------------------------------------------------------------------------------------------------------
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20                 557,000                545,860
---------------------------------------------------------------------------------------------------------------------
Texas Competitive Electric Holdings Co. LLC:                                         2,325,000                883,500
10.25% Sr. Unsec. Nts., Series A, 11/1/15
10.25% Sr. Unsec. Nts., Series B, 11/1/15                                              410,000                153,750
                                                                                                           ----------
                                                                                                            2,222,110
---------------------------------------------------------------------------------------------------------------------
ENERGY TRADERS--2.0%
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20                               780,000                760,500
---------------------------------------------------------------------------------------------------------------------
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18(3)                                 75,000                 71,625
---------------------------------------------------------------------------------------------------------------------
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17(3)                               900,000                913,500
---------------------------------------------------------------------------------------------------------------------
GenOn Energy, Inc., 9.875% Sr. Unsec. Nts., 10/15/20                                   415,000                390,100
---------------------------------------------------------------------------------------------------------------------
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15                                15,000                 15,225
                                                                                                           ----------
                                                                                                            2,150,950
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21                  170,000                145,350
                                                                                                           ----------
Total Corporate Bonds and Notes (Cost $99,969,349)                                                         89,570,086

                                                                                       Shares
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.9%
Ally Financial, Inc., 7%, Non-Vtg.(3)                                                    1,479                990,514
---------------------------------------------------------------------------------------------------------------------
GMAC Capital Trust I, 8.125% Cum.                                                       10,000                182,500
---------------------------------------------------------------------------------------------------------------------
Greektown Superholdings, Inc., Series A-1(7)                                            11,550                819,357
                                                                                                            ---------
Total Preferred Stocks (Cost $2,657,315)                                                                    1,992,371
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--3.2%
AbitibiBowater, Inc. (7)                                                                27,638                414,570
---------------------------------------------------------------------------------------------------------------------

7 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                            Shares               Value
-----------------------------------------------------------------------------------------------------------------------
American Media Operations, Inc. (7)                                                         58,065             $929,040
-----------------------------------------------------------------------------------------------------------------------
Dana Holding Corp. (7)                                                                      19,738              207,249
-----------------------------------------------------------------------------------------------------------------------
Gaylord Entertainment Co., Cl. A (7)                                                        21,382              413,528
-----------------------------------------------------------------------------------------------------------------------
Global Aviation Holdings, Inc. (7)                                                             300                3,000
-----------------------------------------------------------------------------------------------------------------------
Greektown Superholdings, Inc. (7)                                                              874               57,675
-----------------------------------------------------------------------------------------------------------------------
Huntsman Corp.                                                                               6,611               63,928
-----------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum Corp.                                                                          458               20,280
-----------------------------------------------------------------------------------------------------------------------
Linn Energy LLC                                                                              3,380              120,531
-----------------------------------------------------------------------------------------------------------------------
LyondellBasell Industries NV, Cl. A                                                         18,740              457,818
-----------------------------------------------------------------------------------------------------------------------
Orbcomm, Inc. (7)                                                                            1,127                2,874
-----------------------------------------------------------------------------------------------------------------------
Range Resources Corp.                                                                        1,965              114,874
-----------------------------------------------------------------------------------------------------------------------
Solutia, Inc. (7)                                                                            5,507               70,765
-----------------------------------------------------------------------------------------------------------------------
Visteon Corp. (7)                                                                           10,807              464,701
-----------------------------------------------------------------------------------------------------------------------
Walter Industries, Inc.                                                                      1,011               60,670
-----------------------------------------------------------------------------------------------------------------------
Whiting Petroleum Corp. (7)                                                                  2,034               71,353
                                                                                                              ---------
Total Common Stocks (Cost $6,425,224)                                                                         3,472,856

                                                                                                          Units
-----------------------------------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES--0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17( 7) (Cost $0)                          11,017         396

                                                                         Expiration        Strike
                                                                               Date         Price   Contracts
-----------------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put(7) (Cost $2,378)        11/28/11        $    129    2           1,875

                                                                                     Shares
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY--7.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%(8,9) (Cost $8,158,984)  8,158,984                   8,158,984
-----------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $118,930,403)                                        96.9%                104,965,071
-----------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                         3.1                   3,339,103
-----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                             100.0%              $108,304,174
                                                                                  -------------------------------------


Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2.   Interest or dividend is paid-in-kind, when applicable.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,109,797 or 26.88% of the Fund's net assets as of September 30, 2011.

4. Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $1,873,300, which represents 1.73% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

8 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                                         UNREALIZED
                                                                ACQUISITION                            APPRECIATION
SECURITY                                                              DATES        COST       VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16           4/21/10-5/3/11  $  688,440  $  656,200  $      (32,240)
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19            5/24/11     475,000     441,750         (33,250)
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18              7/20/10      55,000      57,750           2,750
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15  4/28/10-5/4/11     703,431     717,600          14,169
                                                                             ---------------------------------------
                                                                             $1,921,871  $1,873,300  $      (48,571)
                                                                             =======================================


5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

7.   Non-income producing security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES       GROSS            GROSS               SHARES
                                                    DECEMBER 31, 2010   ADDITIONS        REDUCTIONS   SEPTEMBER 30, 2011
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E          4,033,152   45,802,458       41,676,626            8,158,984

                                                                                      VALUE        INCOME
---------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                $8,158,984      $5,722

9. Rate shown is the 7-day yield as of September 30, 2011.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

9 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                                 LEVEL 3--
                                          LEVEL 1--             LEVEL 2--      SIGNIFICANT
                                         UNADJUSTED     OTHER SIGNIFICANT     UNOBSERVABLE
                                      QUOTED PRICES     OBSERVABLE INPUTS           INPUTS           VALUE
----------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Loan Participations                  $           --    $        1,768,503    $          --    $  1,768,503
Corporate Bonds and Notes                        --            89,570,086               --      89,570,086
Preferred Stocks                                 --             1,173,014          819,357       1,992,371
Common Stocks                             2,018,440             1,393,741           60,675       3,472,856
Rights, Warrants and Certificates                --                    --              396             396
Options Purchased                             1,875                    --               --           1,875
Investment Company                        8,158,984                    --               --       8,158,984
                                     ---------------------------------------------------------------------
Total Assets                         $   10,179,299    $       93,905,344    $     880,428    $104,965,071
                                     ---------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ((R)) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

10 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost                                   $975,915
-----------------------------------------------
Market Value                           $771,626
-----------------------------------------------
Market Value as a % of Net Assets          0.71%
-----------------------------------------------

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to

11 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the

12 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

     Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $188 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

During the period ending September 30, 2011, the Fund did not have any outstanding written options.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual

13 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific
underlying reference asset.   Swap contracts are typically more attractively
priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk
factors.   Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended September 30, 2011, the Fund had ending monthly average notional amounts of $41,000 on credit default swaps to buy protection.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of September 30, 2011, the Fund had no such credit default swaps outstanding.

RESTRICTED SECURITIES

As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

14 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Federal tax cost of securities     $     119,364,946
                                   =================
Gross unrealized appreciation      $         924,126
Gross unrealized depreciation            (15,324,001)
                                   -----------------
Net unrealized depreciation        $     (14,399,875)
                                   =================

15 | Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                       Shares        Value
-------------------------------------------------------------
COMMON STOCKS-98.3%
-------------------------------------------------------------
CONSUMER DISCRETIONARY-10.4%
-------------------------------------------------------------
AUTOMOBILES-2.6%
Ford Motor Co.(1)                      3,634,600  $35,146,582
-------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-2.0%
Hyatt Hotels Corp., Cl. A(1)             524,038   16,439,072
-------------------------------------------------------------
McDonald's Corp.                         109,716    9,635,259
                                                  -----------
                                                   26,074,331
-------------------------------------------------------------
MEDIA-3.3%
McGraw-Hill Cos., Inc. (The)           1,052,471   43,151,311
-------------------------------------------------------------
SPECIALTY RETAIL-2.5%
AutoZone, Inc.(1)                         43,150   13,773,049
-------------------------------------------------------------
TJX Cos., Inc. (The)                     347,840   19,294,685
                                                  -----------
                                                   33,067,734
-------------------------------------------------------------
CONSUMER STAPLES-11.9%
-------------------------------------------------------------
BEVERAGES-2.6%
Dr. Pepper Snapple Group, Inc.           871,590   33,800,260
-------------------------------------------------------------
FOOD PRODUCTS-5.8%
General Mills, Inc.                      497,300   19,131,131
-------------------------------------------------------------
J.M. Smucker Co. (The)                   306,150   22,315,274
-------------------------------------------------------------
Mead Johnson Nutrition Co., Cl. A        331,752   22,834,490
-------------------------------------------------------------
Sara Lee Corp.                           692,520   11,322,702
                                                  -----------
                                                   75,603,597
-------------------------------------------------------------
TOBACCO-3.5%
Philip Morris International, Inc.        747,759   46,645,206
-------------------------------------------------------------
ENERGY-11.8%
-------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-0.5%
National Oilwell Varco, Inc.             125,150    6,410,183
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-11.3%
Chevron Corp.                            671,799   62,154,843
-------------------------------------------------------------
Enterprise Products Partners LP          276,370   11,096,256
-------------------------------------------------------------
Kinder Morgan, Inc.                      395,260   10,233,281
-------------------------------------------------------------
Noble Energy, Inc.                       324,340   22,963,272
-------------------------------------------------------------
Occidental Petroleum Corp.               581,770   41,596,555
-------------------------------------------------------------
Plains All American Pipeline LP            4,670      275,156
                                                  -----------
                                                  148,319,363
-------------------------------------------------------------
FINANCIALS-14.7%
-------------------------------------------------------------
CAPITAL MARKETS-1.0%
Blackstone Group LP (The)              1,135,000   13,597,300
-------------------------------------------------------------
COMMERCIAL BANKS-3.5%
CIT Group, Inc.(1)                     1,318,200   40,033,734
-------------------------------------------------------------
M&T Bank Corp.                            89,500    6,256,050
                                                  -----------
                                                   46,289,784
-------------------------------------------------------------
CONSUMER FINANCE-0.7%
Discover Financial Services              366,650    8,410,951
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-5.4%
Citigroup, Inc.                        1,115,179   28,570,886
-------------------------------------------------------------
CME Group, Inc.                           33,760    8,318,464

1 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                               Shares      Value
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
JPMorgan Chase & Co.                            1,123,420  $33,837,410
                                                           -----------
                                                            70,726,760
----------------------------------------------------------------------
INSURANCE-4.1%
Berkshire Hathaway, Inc., Cl. B(1)                 97,520    6,927,821
----------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                       775,980   20,594,509
----------------------------------------------------------------------
Progressive Corp.                               1,490,900   26,478,384
                                                           -----------
                                                            54,000,714
----------------------------------------------------------------------
HEALTH CARE-13.2%
----------------------------------------------------------------------
BIOTECHNOLOGY-2.5%
Celgene Corp.(1)                                  504,622   31,246,194
----------------------------------------------------------------------
Human Genome Sciences, Inc.(1)                    174,210    2,210,725
                                                           -----------
                                                            33,456,919
----------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-2.5%
WellPoint, Inc.                                   502,750   32,819,520
----------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES-1.3%
Waters Corp.(1)                                   230,780   17,421,582
----------------------------------------------------------------------
PHARMACEUTICALS-6.9%
Abbott Laboratories                               786,000   40,196,040
----------------------------------------------------------------------
Allergan, Inc.                                    148,550   12,237,549
----------------------------------------------------------------------
Bristol-Myers Squibb Co.                          974,340   30,574,789
----------------------------------------------------------------------
Hospira, Inc.(1)                                  206,600    7,644,200
                                                           -----------
                                                            90,652,578
----------------------------------------------------------------------
INDUSTRIALS-8.1%
----------------------------------------------------------------------
AEROSPACE & DEFENSE-1.5%
Boeing Co. (The)                                  325,200   19,677,852
----------------------------------------------------------------------
AIR FREIGHT & LOGISTICS-2.2%
United Parcel Service, Inc., Cl. B                463,870   29,293,391
----------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-2.6%
Tyco International Ltd.                           822,680   33,524,210
----------------------------------------------------------------------
ROAD & RAIL-1.8%
CSX Corp.                                       1,288,870   24,063,203
----------------------------------------------------------------------
INFORMATION TECHNOLOGY-22.0%
----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-2.4%
QUALCOMM, Inc.                                    649,871   31,603,227
----------------------------------------------------------------------
COMPUTERS & PERIPHERALS-7.1%
Apple, Inc.(1)                                    229,282   87,397,713
----------------------------------------------------------------------
Dell, Inc.(1)                                     464,090    6,566,874
                                                           -----------
                                                            93,964,587
----------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-6.4%
eBay, Inc.(1)                                   1,637,985   48,304,178
----------------------------------------------------------------------
Google, Inc., Cl. A(1)                             69,970   35,991,169
                                                           -----------
                                                            84,295,347
----------------------------------------------------------------------
IT SERVICES-0.6%
Visa, Inc., Cl. A                                  90,410    7,749,945
----------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.6%
Marvell Technology Group Ltd.(1)                1,420,740   20,643,352

2 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                      Shares          Value
------------------------------------------------------------------------------------
SOFTWARE-3.9%
Check Point Software Technologies Ltd.(1)                   250,470   $   13,214,797
------------------------------------------------------------------------------------
Microsoft Corp.                                           1,228,287       30,572,063
------------------------------------------------------------------------------------
Oracle Corp.                                                244,520        7,027,505
                                                                      --------------
                                                                          50,814,365
------------------------------------------------------------------------------------
MATERIALS-2.0%
------------------------------------------------------------------------------------
CHEMICALS-1.8%
Praxair, Inc.                                               260,230       24,326,300
------------------------------------------------------------------------------------
METALS & MINING-0.2%
Glencore International plc                                  385,510        2,386,030
------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-2.2%
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-2.2%
America Movil SAB de CV, ADR, Series L                    1,315,962       29,056,441
------------------------------------------------------------------------------------
UTILITIES-2.0%
------------------------------------------------------------------------------------
ENERGY TRADERS-2.0%
AES Corp. (The)(1)                                        2,678,770       26,144,795
                                                                      --------------
Total Common Stocks (Cost $1,140,118,265)                              1,293,137,720
------------------------------------------------------------------------------------
INVESTMENT COMPANY-1.6%
Oppenheimer Institutional Money Market Fund, Cl. E,      20,919,293       20,919,293
0.16%(2,3) (Cost $20,919,293)
------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,161,037,558)              99.9%   1,314,057,013
------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                 0.1          790,240
                                                      ------------------------------
Net Assets                                                    100.0%  $1,314,847,253
                                                      ==============================

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                               SHARES      GROSS         GROSS               SHARES
                                                    DECEMBER 31, 2010  ADDITIONS    REDUCTIONS   SEPTEMBER 30, 2011
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E         21,709,488  269,184,595  269,974,790          20,919,293

                                                        VALUE        INCOME
----------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E      $20,919,293  $32,939

3. Rate shown is the 7-day yield as of September 30, 2011.

3 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                               LEVEL 3-
                                          LEVEL 1-             LEVEL 2-     SIGNIFICANT
                                        UNADJUSTED    OTHER SIGNIFICANT    UNOBSERVABLE
                                     QUOTED PRICES    OBSERVABLE INPUTS          INPUTS          VALUE
                                     -------------    -----------------    ------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary              $137,439,958       $          --     $        --    $137,439,958
  Consumer Staples                     156,049,063                  --              --     156,049,063
  Energy                               154,729,546                  --              --     154,729,546
  Financials                           193,025,509                  --              --     193,025,509
  Health Care                          174,350,599                  --              --     174,350,599
  Industrials                          106,558,656                  --              --     106,558,656
  Information Technology               289,070,823                  --              --     289,070,823
  Materials                             24,326,300           2,386,030              --      26,712,330
  Telecommunication Services            29,056,441                  --              --      29,056,441
  Utilities                             26,144,795                  --              --      26,144,795
Investment Company                      20,919,293                  --              --      20,919,293
                                    --------------       -------------     -----------  --------------
Total Assets                        $1,311,670,983       $   2,386,030     $        --  $1,314,057,013
                                    --------------       -------------     -----------  --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

4 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

5 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

6 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $49,040 and $363, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of September 30, 2011, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                                  $1,166,033,494
                                                                ===============

Gross unrealized appreciation                                   $  229,359,569
Gross unrealized depreciation                                      (81,336,050)
                                                                ---------------
Net unrealized appreciation                                     $  148,023,519
                                                                ===============

7 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.6%
-------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--14.6%
-------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.0%
American Axle & Manufacturing Holdings, Inc.(1)                   109,870              $        838,308
-------------------------------------------------------------------------------------------------------
Dana Holding Corp.(1)                                             552,790                     5,804,295
-------------------------------------------------------------------------------------------------------
Drew Industries, Inc.                                              11,840                       236,563
-------------------------------------------------------------------------------------------------------
Lear Corp.                                                            550                        23,595
-------------------------------------------------------------------------------------------------------
Standard Motor Products, Inc.                                      21,460                       278,336
-------------------------------------------------------------------------------------------------------
Superior Industries International, Inc.                            27,050                       417,923
                                                                                        ---------------
                                                                                              7,599,020
-------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.0%
Thor Industries, Inc.                                               6,700                       148,405
-------------------------------------------------------------------------------------------------------
DISTRIBUTORS--0.7%
Pool Corp.                                                        204,390                     5,350,930
-------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.7%
Bridgepoint Education, Inc.(1)                                     60,510                     1,055,294
-------------------------------------------------------------------------------------------------------
Career Education Corp.(1)                                         106,260                     1,386,693
-------------------------------------------------------------------------------------------------------
Coinstar, Inc.(1)                                                  30,500                     1,220,000
-------------------------------------------------------------------------------------------------------
DeVry, Inc.                                                        15,050                       556,248
-------------------------------------------------------------------------------------------------------
Education Management Corp.(1)                                      40,340                       598,646
-------------------------------------------------------------------------------------------------------
Lincoln Educational Services Corp.                                 73,510                       594,696
-------------------------------------------------------------------------------------------------------
Universal Technical Institute, Inc.(1)                             11,110                       150,985
                                                                                        ---------------
                                                                                              5,562,562
-------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.0%
AFC Enterprises, Inc.(1)                                           15,072                       178,302
-------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc.                                            70,900                     1,137,945
-------------------------------------------------------------------------------------------------------
Bally Technologies, Inc.(1)                                        62,880                     1,696,502
-------------------------------------------------------------------------------------------------------
Brinker International, Inc.                                        83,960                     1,756,443
-------------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc. (The)(1)                                  43,560                     1,073,754
-------------------------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.                             96,600                     3,871,728
-------------------------------------------------------------------------------------------------------
Dunkin' Brands Group, Inc.(1)                                      84,260                     2,334,002
-------------------------------------------------------------------------------------------------------
Papa John's International, Inc.(1)                                 52,388                     1,592,595
-------------------------------------------------------------------------------------------------------
Shuffle Master, Inc.(1)                                           100,130                       842,093
-------------------------------------------------------------------------------------------------------
Texas Roadhouse, Inc., Cl. A                                       38,490                       508,838
-------------------------------------------------------------------------------------------------------
Wyndham Worldwide Corp.                                            10,720                       305,627
                                                                                        ---------------
                                                                                             15,297,829
-------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.2%
American Greetings Corp., Cl. A                                    65,020                     1,202,870
-------------------------------------------------------------------------------------------------------
CSS Industries, Inc.                                               12,490                       208,333
-------------------------------------------------------------------------------------------------------
Helen of Troy Ltd.(1)                                              38,160                       958,579
-------------------------------------------------------------------------------------------------------
Jarden Corp.                                                        5,380                       152,039
-------------------------------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                            446,750                     6,446,603
                                                                                        ---------------
                                                                                              8,968,424
-------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.1%
Expedia, Inc.                                                      18,620                       479,465
-------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
JAKKS Pacific, Inc.                                                43,630                       826,789

1 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
MEDIA--1.1%
Belo Corp., Cl. A                                                  99,740              $        487,729
-------------------------------------------------------------------------------------------------------
CTC Media, Inc.                                                     3,940                        35,066
-------------------------------------------------------------------------------------------------------
Dish Network Corp., Cl. A(1)                                       15,710                       393,693
-------------------------------------------------------------------------------------------------------
Global Sources Ltd.(1)                                             17,280                       116,986
-------------------------------------------------------------------------------------------------------
Harte-Hanks, Inc.                                                   3,470                        29,426
-------------------------------------------------------------------------------------------------------
IMAX Corp.(1)                                                     322,650                     4,671,972
-------------------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc. (The)                             169,950                     1,223,640
-------------------------------------------------------------------------------------------------------
Journal Communications, Inc.(1)                                    56,800                       168,696
-------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Cl. A                             158,513                     1,136,538
-------------------------------------------------------------------------------------------------------
Valassis Communications, Inc.(1)                                   14,550                       272,667
                                                                                        ---------------
                                                                                              8,536,413
-------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.6%
Big Lots, Inc.(1)                                                  52,220                     1,818,823
-------------------------------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                             49,620                     2,157,478
-------------------------------------------------------------------------------------------------------
Fred's, Inc.                                                       20,410                       217,571
-------------------------------------------------------------------------------------------------------
Saks, Inc.(1)                                                      66,390                       580,913
                                                                                        ---------------
                                                                                              4,774,785
-------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--5.3%
Aaron's, Inc.                                                      33,370                       842,593
-------------------------------------------------------------------------------------------------------
Advance Auto Parts, Inc.                                              260                        15,106
-------------------------------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                                     2,170                        25,432
-------------------------------------------------------------------------------------------------------
AnnTaylor Stores Corp.(1)                                          49,750                     1,136,290
-------------------------------------------------------------------------------------------------------
Ascena Retail Group, Inc.(1)                                       65,170                     1,764,152
-------------------------------------------------------------------------------------------------------
Casual Male Retail Group, Inc.(1)                                  10,940                        41,134
-------------------------------------------------------------------------------------------------------
Cato Corp., Cl. A                                                  80,284                     1,811,207
-------------------------------------------------------------------------------------------------------
Chico's FAS, Inc.                                                  86,250                       985,838
-------------------------------------------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)                           146,790                     6,830,139
-------------------------------------------------------------------------------------------------------
Cost Plus, Inc.(1)                                                 10,380                        65,394
-------------------------------------------------------------------------------------------------------
DSW, Inc., Cl. A                                                    3,400                       157,012
-------------------------------------------------------------------------------------------------------
Express, Inc.                                                     106,150                     2,153,784
-------------------------------------------------------------------------------------------------------
Finish Line, Inc. (The), Cl. A                                    100,680                     2,012,593
-------------------------------------------------------------------------------------------------------
Foot Locker, Inc.                                                 104,330                     2,095,990
-------------------------------------------------------------------------------------------------------
GameStop Corp., Cl. A(1)                                           87,970                     2,032,107
-------------------------------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                                        56,110                     1,463,349
-------------------------------------------------------------------------------------------------------
Monro Muffler Brake, Inc.                                         159,130                     5,246,516
-------------------------------------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                                         10,030                        98,996
-------------------------------------------------------------------------------------------------------
PetSmart, Inc.                                                      2,380                       101,507
-------------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.(1)                                           105,410                     1,030,910
-------------------------------------------------------------------------------------------------------
Sally Beauty Holdings, Inc.(1)                                     78,630                     1,305,258
-------------------------------------------------------------------------------------------------------
Select Comfort Corp.(1)                                            79,990                     1,117,460
-------------------------------------------------------------------------------------------------------
Stage Stores, Inc.                                                 59,719                       828,303
-------------------------------------------------------------------------------------------------------
Tractor Supply Co.                                                 88,730                     5,550,062
-------------------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.                                              37,760                     1,162,630
                                                                                        ---------------
                                                                                             39,873,762
-------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.8%
Fossil, Inc.(1)                                                    64,727                     5,246,771
-------------------------------------------------------------------------------------------------------

2 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS CONTINUED
-------------------------------------------------------------------------------------------------------
Iconix Brand Group, Inc.(1)                                        32,640              $        515,712
-------------------------------------------------------------------------------------------------------
PVH Corp.                                                         126,250                     7,352,800
-------------------------------------------------------------------------------------------------------
Warnaco Group, Inc. (The)(1)                                        3,040                       140,114
                                                                                        ---------------
                                                                                             13,255,397
-------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.0%
-------------------------------------------------------------------------------------------------------
BEVERAGES--0.0%
National Beverage Corp.                                             4,740                        71,858
-------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.3%
Casey's General Stores, Inc.                                       17,320                       756,018
-------------------------------------------------------------------------------------------------------
Fresh Market, Inc. (The)(1)                                         1,890                        72,122
-------------------------------------------------------------------------------------------------------
Ruddick Corp.                                                      23,120                       901,449
-------------------------------------------------------------------------------------------------------
Spartan Stores, Inc.                                               28,950                       448,146
-------------------------------------------------------------------------------------------------------
Weis Markets, Inc.                                                  2,350                        87,091
                                                                                        ---------------
                                                                                              2,264,826
-------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.3%
B&G Foods, Inc., Cl. A                                                 40                           667
-------------------------------------------------------------------------------------------------------
Darling International, Inc.(1)                                     90,930                     1,144,809
-------------------------------------------------------------------------------------------------------
Hormel Foods Corp.                                                 51,460                     1,390,449
-------------------------------------------------------------------------------------------------------
Omega Protein Corp.(1)                                             22,180                       201,394
-------------------------------------------------------------------------------------------------------
Overhill Farms, Inc.(1)                                            41,360                       153,032
-------------------------------------------------------------------------------------------------------
Smithfield Foods, Inc.(1)                                           3,110                        60,645
-------------------------------------------------------------------------------------------------------
TreeHouse Foods, Inc.(1)                                           86,006                     5,318,611
-------------------------------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                           99,690                     1,730,618
                                                                                        ---------------
                                                                                             10,000,225
-------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.8%
Church & Dwight Co., Inc.                                         137,620                     6,082,804
-------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%
Elizabeth Arden, Inc.(1)                                            5,940                       168,934
-------------------------------------------------------------------------------------------------------
Medifast, Inc.(1)                                                  51,000                       823,650
-------------------------------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                                  40,090                     1,624,447
-------------------------------------------------------------------------------------------------------
Prestige Brands Holdings, Inc.(1)                                  38,160                       345,348
-------------------------------------------------------------------------------------------------------
Revlon, Inc., Cl. A(1)                                             19,250                       237,160
-------------------------------------------------------------------------------------------------------
USANA Health Sciences, Inc.(1)                                     29,300                       805,750
                                                                                        ---------------
                                                                                              4,005,289
-------------------------------------------------------------------------------------------------------
TOBACCO--0.0%
Universal Corp.                                                     1,300                        46,618
-------------------------------------------------------------------------------------------------------
ENERGY--6.5%
-------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Basic Energy Services, Inc.(1)                                      3,940                        55,790
-------------------------------------------------------------------------------------------------------
Bolt Technology Corp.(1)                                           23,780                       238,751
-------------------------------------------------------------------------------------------------------
Complete Production Services, Inc.(1)                              53,250                     1,003,763
-------------------------------------------------------------------------------------------------------
Helix Energy Solutions Group, Inc.(1)                              78,280                     1,025,468
-------------------------------------------------------------------------------------------------------
ION Geophysical Corp.(1)                                           66,840                       316,153
-------------------------------------------------------------------------------------------------------
Matrix Service Co.(1)                                              29,550                       251,471
-------------------------------------------------------------------------------------------------------
Nabors Industries Ltd.(1)                                          73,880                       905,769
-------------------------------------------------------------------------------------------------------

3 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES CONTINUED
-------------------------------------------------------------------------------------------------------
Newpark Resources, Inc.(1)                                        267,820              $      1,631,024
-------------------------------------------------------------------------------------------------------
Parker Drilling Co.(1)                                            135,680                       595,635
-------------------------------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                                         65,560                     1,136,810
-------------------------------------------------------------------------------------------------------
Pioneer Drilling Co.(1)                                            67,970                       488,025
-------------------------------------------------------------------------------------------------------
Precision Drilling Corp.(1)                                       142,210                     1,178,921
-------------------------------------------------------------------------------------------------------
RPC, Inc.                                                          84,350                     1,376,592
-------------------------------------------------------------------------------------------------------
Superior Energy Services, Inc.(1)                                  48,200                     1,264,768
-------------------------------------------------------------------------------------------------------
Tesco Corp.(1)                                                     40,820                       473,512
                                                                                        ---------------
                                                                                             11,942,452
-------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.9%
Alon USA Energy, Inc.                                              12,190                        74,725
-------------------------------------------------------------------------------------------------------
Crosstex Energy, Inc.                                               5,730                        77,240
-------------------------------------------------------------------------------------------------------
CVR Energy, Inc.(1)                                                95,404                     2,016,841
-------------------------------------------------------------------------------------------------------
Delek US Holdings, Inc.                                            26,330                       296,739
-------------------------------------------------------------------------------------------------------
Energy XXI (Bermuda) Ltd.(1)                                      121,560                     2,607,462
-------------------------------------------------------------------------------------------------------
HollyFrontier Corp.                                               289,330                     7,586,233
-------------------------------------------------------------------------------------------------------
Kosmos Energy Ltd.(1)                                             264,890                     3,101,862
-------------------------------------------------------------------------------------------------------
MarkWest Energy Partners LP                                       179,078                     8,228,634
-------------------------------------------------------------------------------------------------------
PAA Natural Gas Storage LP                                        234,200                     3,817,460
-------------------------------------------------------------------------------------------------------
Petrobras Argentina SA, ADR                                        37,300                       512,875
-------------------------------------------------------------------------------------------------------
PetroQuest Energy, Inc.(1)                                        159,360                       876,480
-------------------------------------------------------------------------------------------------------
PrimeEnergy Corp.(1)                                                1,372                        26,809
-------------------------------------------------------------------------------------------------------
Stone Energy Corp.(1)                                              75,040                     1,216,398
-------------------------------------------------------------------------------------------------------
Tesoro Corp.(1)                                                    81,320                     1,583,300
-------------------------------------------------------------------------------------------------------
Ultrapar Participacoes SA, Sponsored ADR                           73,850                     1,169,046
-------------------------------------------------------------------------------------------------------
VAALCO Energy, Inc.(1)                                            209,110                     1,016,275
-------------------------------------------------------------------------------------------------------
W&T Offshore, Inc.                                                 85,720                     1,179,507
-------------------------------------------------------------------------------------------------------
Warren Resources, Inc.(1)                                         110,360                       264,864
-------------------------------------------------------------------------------------------------------
Western Refining, Inc.(1)                                         145,840                     1,817,166
                                                                                        ---------------
                                                                                             37,469,916
-------------------------------------------------------------------------------------------------------
FINANCIALS--20.9%
-------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
Apollo Global Management LLC                                      141,470                     1,448,653
-------------------------------------------------------------------------------------------------------
Arlington Asset Investment Corp.                                    2,140                        51,467
-------------------------------------------------------------------------------------------------------
Artio Global Investors, Inc.                                       50,960                       405,642
-------------------------------------------------------------------------------------------------------
Cohen & Steers, Inc.                                                4,380                       125,925
-------------------------------------------------------------------------------------------------------
FXCM, Inc., Cl. A                                                   4,270                        59,865
-------------------------------------------------------------------------------------------------------
Janus Capital Group, Inc.                                         126,470                       758,820
-------------------------------------------------------------------------------------------------------
KBW, Inc.                                                         205,550                     2,834,535
-------------------------------------------------------------------------------------------------------
LPL Investment Holdings, Inc.(1)                                    2,930                        74,481
-------------------------------------------------------------------------------------------------------
MF Global Holdings Ltd.(1)                                        440,848                     1,820,702
                                                                                        ---------------
                                                                                              7,580,090
-------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.3%
BBVA Banco Frances SA, ADR                                         74,253                       408,392
-------------------------------------------------------------------------------------------------------
CapitalSource, Inc.                                             1,129,650                     6,936,051
-------------------------------------------------------------------------------------------------------
Cardinal Financial Corp.                                            1,540                        13,275
-------------------------------------------------------------------------------------------------------

4 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS CONTINUED
-------------------------------------------------------------------------------------------------------
Century Bancorp, Inc., Cl. A                                       11,390              $        264,476
-------------------------------------------------------------------------------------------------------
Enterprise Financial Services Corp.                                 8,780                       119,320
-------------------------------------------------------------------------------------------------------
First Midwest Bancorp, Inc.                                       116,910                       855,781
-------------------------------------------------------------------------------------------------------
FirstMerit Corp.                                                  354,130                     4,022,917
-------------------------------------------------------------------------------------------------------
Fulton Financial Corp.                                             87,720                       671,058
-------------------------------------------------------------------------------------------------------
Grupo Financiero Galicia SA, ADR                                  101,050                       836,694
-------------------------------------------------------------------------------------------------------
IBERIABANK Corp.                                                   48,322                     2,274,033
-------------------------------------------------------------------------------------------------------
International Bancshares Corp.                                          9                           118
-------------------------------------------------------------------------------------------------------
National Bankshares, Inc.                                           8,691                       209,714
-------------------------------------------------------------------------------------------------------
Northrim BanCorp, Inc.                                              8,430                       163,121
-------------------------------------------------------------------------------------------------------
Republic Bancorp, Inc., Cl. A                                      10,770                       190,737
-------------------------------------------------------------------------------------------------------
Washington Banking Co.                                             11,460                       111,506
                                                                                        ---------------
                                                                                             17,077,193
-------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Advance America Cash Advance Centers, Inc.                         94,120                       692,723
-------------------------------------------------------------------------------------------------------
World Acceptance Corp.(1)                                          30,057                     1,681,689
                                                                                        ---------------
                                                                                              2,374,412
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.1%
Life Partners Holdings, Inc.                                       49,149                       297,351
-------------------------------------------------------------------------------------------------------
Moody's Corp.                                                     205,400                     6,254,430
-------------------------------------------------------------------------------------------------------
MSCI, Inc., Cl. A(1)                                              302,800                     9,183,924
                                                                                        ---------------
                                                                                             15,735,705
-------------------------------------------------------------------------------------------------------
INSURANCE--5.5%
Alterra Capital Holdings Ltd.                                     112,230                     2,129,003
-------------------------------------------------------------------------------------------------------
American Equity Investment Life Holding Co.                       127,820                     1,118,425
-------------------------------------------------------------------------------------------------------
American Financial Group, Inc.                                     65,890                     2,047,202
-------------------------------------------------------------------------------------------------------
American Safety Insurance Holdings Ltd.(1)                         18,090                       332,856
-------------------------------------------------------------------------------------------------------
Amerisafe, Inc.(1)                                                 17,280                       318,125
-------------------------------------------------------------------------------------------------------
AmTrust Financial Services, Inc.                                   85,468                     1,902,518
-------------------------------------------------------------------------------------------------------
Arch Capital Group Ltd.(1)                                        185,550                     6,062,846
-------------------------------------------------------------------------------------------------------
Assured Guaranty Ltd.                                              54,010                       593,570
-------------------------------------------------------------------------------------------------------
Berkley (W.R.) Corp.                                                4,212                       125,054
-------------------------------------------------------------------------------------------------------
Brown & Brown, Inc.                                               268,260                     4,775,028
-------------------------------------------------------------------------------------------------------
CNO Financial Group, Inc.(1)                                      184,970                     1,000,688
-------------------------------------------------------------------------------------------------------
Crawford & Co.                                                     21,340                       114,382
-------------------------------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A                                61,340                     1,320,037
-------------------------------------------------------------------------------------------------------
FBL Financial Group, Inc., Cl. A                                   36,710                       977,220
-------------------------------------------------------------------------------------------------------
Fidelity National Financial, Inc., Cl. A                          148,140                     2,248,765
-------------------------------------------------------------------------------------------------------
Global Indemnity plc(1)                                             2,560                        43,725
-------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)                       1,590                        25,663
-------------------------------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                       67,780                     1,833,449
-------------------------------------------------------------------------------------------------------
Horace Mann Educators Corp.                                        69,599                       794,125
-------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                             16,420                       256,645
-------------------------------------------------------------------------------------------------------
Maiden Holdings Ltd.                                              123,380                       911,778
-------------------------------------------------------------------------------------------------------
Meadowbrook Insurance Group, Inc.                                 122,250                     1,089,248
-------------------------------------------------------------------------------------------------------
National Interstate Corp.                                          11,390                       250,352
-------------------------------------------------------------------------------------------------------
National Western Life Insurance Co., Cl. A                          2,780                       376,690
-------------------------------------------------------------------------------------------------------
OneBeacon Insurance Group Ltd.                                     54,420                       742,289
-------------------------------------------------------------------------------------------------------

5 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
INSURANCE CONTINUED
-------------------------------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)(1)                                        52,970              $         64,623
-------------------------------------------------------------------------------------------------------
Primerica, Inc.                                                   102,240                     2,204,294
-------------------------------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)                              27,320                       619,344
-------------------------------------------------------------------------------------------------------
Protective Life Corp.                                              70,770                     1,106,135
-------------------------------------------------------------------------------------------------------
Reinsurance Group of America, Inc.                                 35,500                     1,631,225
-------------------------------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                                      3,522                        97,102
-------------------------------------------------------------------------------------------------------
Symetra Financial Corp.                                           127,150                     1,036,273
-------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                    32,285                     1,125,455
-------------------------------------------------------------------------------------------------------
Tower Group, Inc.                                                  68,160                     1,558,138
-------------------------------------------------------------------------------------------------------
Universal Insurance Holdings, Inc.                                 20,220                        77,847
-------------------------------------------------------------------------------------------------------
Unum Group                                                         51,710                     1,083,842
                                                                                        ---------------
                                                                                             41,993,961
-------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--9.2%
American Assets Trust, Inc.                                         4,160                        74,672
-------------------------------------------------------------------------------------------------------
American Campus Communities, Inc.                                  65,150                     2,424,232
-------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.                              46,190                     1,021,723
-------------------------------------------------------------------------------------------------------
Associated Estates Realty Corp.                                    85,250                     1,317,965
-------------------------------------------------------------------------------------------------------
BRE Properties, Inc., Cl. A                                        47,830                     2,025,122
-------------------------------------------------------------------------------------------------------
Camden Property Trust                                              11,180                       617,807
-------------------------------------------------------------------------------------------------------
CBL & Associates Properties, Inc.                                  77,410                       879,378
-------------------------------------------------------------------------------------------------------
Chatham Lodging Trust                                             145,140                     1,439,789
-------------------------------------------------------------------------------------------------------
Colonial Properties Trust                                          59,790                     1,085,786
-------------------------------------------------------------------------------------------------------
CubeSmart                                                         181,750                     1,550,328
-------------------------------------------------------------------------------------------------------
CYS Investments, Inc.                                             231,870                     2,803,308
-------------------------------------------------------------------------------------------------------
DDR Corp.                                                          87,650                       955,385
-------------------------------------------------------------------------------------------------------
Digital Realty Trust, Inc.                                        136,930                     7,553,059
-------------------------------------------------------------------------------------------------------
Douglas Emmett, Inc.                                               15,880                       271,548
-------------------------------------------------------------------------------------------------------
EastGroup Properties, Inc.                                         29,750                     1,134,665
-------------------------------------------------------------------------------------------------------
Education Realty Trust, Inc.                                       26,570                       228,236
-------------------------------------------------------------------------------------------------------
Equity Lifestyle Properties, Inc.                                  31,340                     1,965,018
-------------------------------------------------------------------------------------------------------
Essex Property Trust, Inc.                                         17,100                     2,052,684
-------------------------------------------------------------------------------------------------------
Extra Space Storage, Inc.                                         105,920                     1,973,290
-------------------------------------------------------------------------------------------------------
Federal Realty Investment Trust                                    15,340                     1,264,169
-------------------------------------------------------------------------------------------------------
Glimcher Realty Trust                                              71,350                       505,158
-------------------------------------------------------------------------------------------------------
Hatteras Financial Corp.                                          181,640                     4,570,062
-------------------------------------------------------------------------------------------------------
Highwoods Properties, Inc.                                         26,490                       748,607
-------------------------------------------------------------------------------------------------------
Home Properties of New York, Inc.                                  39,030                     2,215,343
-------------------------------------------------------------------------------------------------------
Hospitality Properties Trust                                       62,760                     1,332,395
-------------------------------------------------------------------------------------------------------
LaSalle Hotel Properties                                          316,850                     6,083,520
-------------------------------------------------------------------------------------------------------
Lexington Realty Trust                                             30,320                       198,293
-------------------------------------------------------------------------------------------------------
Liberty Property Trust                                             30,930                       900,372
-------------------------------------------------------------------------------------------------------
LTC Properties, Inc.                                                5,100                       129,132
-------------------------------------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.                            79,629                     4,795,258
-------------------------------------------------------------------------------------------------------
National Retail Properties, Inc.                                   54,120                     1,454,204
-------------------------------------------------------------------------------------------------------
Post Properties, Inc.                                              34,590                     1,201,657
-------------------------------------------------------------------------------------------------------
Realty Income Corp.                                                26,970                       869,513
-------------------------------------------------------------------------------------------------------
Sovran Self Storage, Inc.                                          11,220                       417,047
-------------------------------------------------------------------------------------------------------
Starwood Property Trust, Inc.                                     291,010                     4,993,732
-------------------------------------------------------------------------------------------------------
Sun Communities, Inc.                                              33,000                     1,161,270
-------------------------------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.                                81,910                     2,130,479
-------------------------------------------------------------------------------------------------------

6 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
-------------------------------------------------------------------------------------------------------
Taubman Centers, Inc.                                              35,310              $      1,776,446
-------------------------------------------------------------------------------------------------------
UDR, Inc.                                                          14,350                       317,709
-------------------------------------------------------------------------------------------------------
Weingarten Realty Investors                                        48,580                     1,028,439
                                                                                        ---------------
                                                                                             69,466,800
-------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.5%
BankUnited, Inc.                                                  154,400                     3,205,344
-------------------------------------------------------------------------------------------------------
First Defiance Financial Corp.(1)                                  29,210                       391,414
-------------------------------------------------------------------------------------------------------
OceanFirst Financial Corp.                                         11,660                       136,072
-------------------------------------------------------------------------------------------------------
Walker & Dunlop, Inc.(1)                                           14,060                       163,377
                                                                                        ---------------
                                                                                              3,896,207
-------------------------------------------------------------------------------------------------------
HEALTH CARE--12.3%
-------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.5%
Ariad Pharmaceuticals, Inc.(1)                                    119,110                     1,046,977
-------------------------------------------------------------------------------------------------------
Aveo Pharmaceuticals, Inc.(1)                                      71,700                     1,103,463
-------------------------------------------------------------------------------------------------------
Halozyme Therapeutics, Inc.(1)                                    254,990                     1,565,639
-------------------------------------------------------------------------------------------------------
Indevus Pharmaceuticals, Inc.(1)                                    2,500                            25
-------------------------------------------------------------------------------------------------------
Momenta Pharmaceuticals, Inc.(1)                                   87,750                     1,009,125
-------------------------------------------------------------------------------------------------------
Myriad Genetics, Inc.(1)                                           85,210                     1,596,835
-------------------------------------------------------------------------------------------------------
PDL BioPharma, Inc.                                               378,102                     2,098,466
-------------------------------------------------------------------------------------------------------
Pharmasset, Inc.(1)                                                27,710                     2,282,473
-------------------------------------------------------------------------------------------------------
SciClone Pharmaceuticals, Inc.(1)                                 145,670                       555,003
                                                                                        ---------------
                                                                                             11,258,006
-------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Align Technology, Inc.(1)                                          20,830                       315,991
-------------------------------------------------------------------------------------------------------
ArthroCare Corp.(1)                                                14,990                       431,262
-------------------------------------------------------------------------------------------------------
Atrion Corp.                                                        2,363                       490,063
-------------------------------------------------------------------------------------------------------
Cantel Medical Corp.                                                5,640                       119,117
-------------------------------------------------------------------------------------------------------
ConMed Corp.(1)                                                     3,890                        89,509
-------------------------------------------------------------------------------------------------------
Dexcom, Inc.(1)                                                   257,120                     3,085,440
-------------------------------------------------------------------------------------------------------
Greatbatch, Inc.(1)                                               183,630                     3,674,436
-------------------------------------------------------------------------------------------------------
Hill-Rom Holdings, Inc.                                            55,300                     1,660,106
-------------------------------------------------------------------------------------------------------
Invacare Corp.                                                     20,315                       468,058
-------------------------------------------------------------------------------------------------------
Orthofix International NV(1)                                       53,030                     1,830,065
-------------------------------------------------------------------------------------------------------
Vascular Solutions, Inc.(1)                                           500                         5,725
-------------------------------------------------------------------------------------------------------
Wright Medical Group, Inc.(1)                                      47,730                       853,412
-------------------------------------------------------------------------------------------------------
Young Innovations, Inc.                                             9,870                       281,295
                                                                                        ---------------
                                                                                             13,304,479
-------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.5%
AMERIGROUP Corp.(1)                                                 3,970                       154,870
-------------------------------------------------------------------------------------------------------
AmSurg Corp.(1)                                                    46,180                     1,039,050
-------------------------------------------------------------------------------------------------------
Assisted Living Concepts, Inc.                                      4,090                        51,820
-------------------------------------------------------------------------------------------------------
Bio-Reference Laboratories, Inc.(1)                                 5,120                        94,259
-------------------------------------------------------------------------------------------------------
Brookdale Senior Living, Inc.(1)                                   10,620                       133,175
-------------------------------------------------------------------------------------------------------
Centene Corp.(1)                                                   58,510                     1,677,482
-------------------------------------------------------------------------------------------------------

7 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
-------------------------------------------------------------------------------------------------------
Chemed Corp.                                                        1,260              $         69,250
-------------------------------------------------------------------------------------------------------
Coventry Health Care, Inc.(1)                                      32,930                       948,713
-------------------------------------------------------------------------------------------------------
Ensign Group, Inc. (The)                                           48,490                     1,120,604
-------------------------------------------------------------------------------------------------------
ExamWorks Group, Inc.(1)                                           13,440                       136,819
-------------------------------------------------------------------------------------------------------
Health Management Associates, Inc., Cl. A(1)                      387,210                     2,679,493
-------------------------------------------------------------------------------------------------------
Healthspring, Inc.(1)                                             349,168                    12,730,665
-------------------------------------------------------------------------------------------------------
HMS Holdings Corp.(1)                                             185,820                     4,532,150
-------------------------------------------------------------------------------------------------------
LifePoint Hospitals, Inc.(1)                                       10,780                       394,979
-------------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.                                             73,776                     1,659,960
-------------------------------------------------------------------------------------------------------
MedQuist Holdings, Inc.(1)                                         80,080                       605,405
-------------------------------------------------------------------------------------------------------
Metropolitan Health Networks, Inc.(1)                             119,780                       543,801
-------------------------------------------------------------------------------------------------------
Molina Healthcare, Inc.(1)                                         11,750                       181,420
-------------------------------------------------------------------------------------------------------
National HealthCare Corp.                                           4,290                       138,567
-------------------------------------------------------------------------------------------------------
Patterson Cos., Inc.                                               27,970                       800,781
-------------------------------------------------------------------------------------------------------
Providence Service Corp.(1)                                         9,070                        96,596
-------------------------------------------------------------------------------------------------------
PSS World Medical, Inc.(1)                                         67,320                     1,325,531
-------------------------------------------------------------------------------------------------------
Select Medical Holdings Corp.(1)                                   71,300                       475,571
-------------------------------------------------------------------------------------------------------
Team Health Holdings, Inc.(1)                                      56,050                       920,341
-------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                         186,450                       770,039
-------------------------------------------------------------------------------------------------------
Triple-S Management Corp., Cl. B(1)                                18,197                       304,800
-------------------------------------------------------------------------------------------------------
U.S. Physical Therapy, Inc.                                        35,515                       657,738
-------------------------------------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B                              6,410                       217,940
                                                                                        ---------------
                                                                                             34,461,819
-------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.3%
HealthStream, Inc.(1)                                               7,780                        99,817
-------------------------------------------------------------------------------------------------------
SXC Health Solutions Corp.(1)                                      37,980                     2,115,486
-------------------------------------------------------------------------------------------------------
Transcend Services, Inc.(1)                                        16,880                       380,475
                                                                                        ---------------
                                                                                              2,595,778
-------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.5%
Affymetrix, Inc.(1)                                               156,760                       768,124
-------------------------------------------------------------------------------------------------------
Bruker Corp.(1)                                                    78,520                     1,062,376
-------------------------------------------------------------------------------------------------------
Cambrex Corp.(1)                                                   97,060                       489,182
-------------------------------------------------------------------------------------------------------
eResearch Technology, Inc.(1)                                      54,710                       244,007
-------------------------------------------------------------------------------------------------------
Harvard Bioscience, Inc.(1)                                        70,920                       299,282
-------------------------------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                           77,590                     1,990,959
-------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                    81,540                     6,155,455
                                                                                        ---------------
                                                                                             11,009,385
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.7%
Hi-Tech Pharmacal Co., Inc.(1)                                     42,370                     1,423,632
-------------------------------------------------------------------------------------------------------
Ista Pharmaceuticals, Inc.(1)                                      52,670                       181,712
-------------------------------------------------------------------------------------------------------
Medicines Co. (The)(1)                                            129,610                     1,928,597
-------------------------------------------------------------------------------------------------------
Obagi Medical Products, Inc.(1)                                    24,780                       224,755
-------------------------------------------------------------------------------------------------------
Perrigo Co.                                                        23,750                     2,306,363
-------------------------------------------------------------------------------------------------------
Questcor Pharmaceuticals, Inc.(1)                                 324,683                     8,850,859
-------------------------------------------------------------------------------------------------------

8 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS CONTINUED
-------------------------------------------------------------------------------------------------------
Salix Pharmaceuticals Ltd.(1)                                      85,930              $      2,543,528
-------------------------------------------------------------------------------------------------------
ViroPharma, Inc.(1)                                                87,210                     1,575,885
-------------------------------------------------------------------------------------------------------
Warner Chilcott plc, Cl. A(1)                                     110,340                     1,577,862
                                                                                        ---------------
                                                                                             20,613,193
-------------------------------------------------------------------------------------------------------
INDUSTRIALS--14.4%
-------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
AAR Corp.                                                             640                        10,669
-------------------------------------------------------------------------------------------------------
B/E Aerospace, Inc.(1)                                            190,548                     6,309,044
-------------------------------------------------------------------------------------------------------
Ceradyne, Inc.(1)                                                   9,120                       245,237
-------------------------------------------------------------------------------------------------------
Cubic Corp.                                                        14,610                       570,813
-------------------------------------------------------------------------------------------------------
Curtiss-Wright Corp.                                               27,130                       782,158
-------------------------------------------------------------------------------------------------------
Embraer SA, ADR                                                    24,440                       620,043
-------------------------------------------------------------------------------------------------------
LMI Aerospace, Inc.(1)                                             13,940                       237,816
-------------------------------------------------------------------------------------------------------
Moog, Inc., Cl. A(1)                                                7,000                       228,340
-------------------------------------------------------------------------------------------------------
Orbital Sciences Corp.(1)                                          45,430                       581,504
                                                                                        ---------------
                                                                                              9,585,624
-------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.7%
Forward Air Corp.                                                   1,430                        36,394
-------------------------------------------------------------------------------------------------------
Hub Group, Inc., Cl. A(1)                                         182,220                     5,151,359
-------------------------------------------------------------------------------------------------------
Park-Ohio Holdings Corp.(1)                                         6,410                        76,984
                                                                                        ---------------
                                                                                              5,264,737
-------------------------------------------------------------------------------------------------------
AIRLINES--0.5%
Alaska Air Group, Inc.(1)                                          38,650                     2,175,609
-------------------------------------------------------------------------------------------------------
JetBlue Airways Corp.(1)                                          307,590                     1,261,119
-------------------------------------------------------------------------------------------------------
Spirit Airlines, Inc.(1)                                            1,820                        22,750
-------------------------------------------------------------------------------------------------------
US Airways Group, Inc.(1)                                         142,100                       781,550
                                                                                        ---------------
                                                                                              4,241,028
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Brink's Co. (The)                                                   6,320                       147,319
-------------------------------------------------------------------------------------------------------
Consolidated Graphics, Inc.(1)                                     26,850                       980,831
-------------------------------------------------------------------------------------------------------
Corrections Corp. of America(1)                                    47,170                     1,070,287
-------------------------------------------------------------------------------------------------------
Deluxe Corp.                                                       93,316                     1,735,678
-------------------------------------------------------------------------------------------------------
Ennis, Inc.                                                        14,370                       187,672
-------------------------------------------------------------------------------------------------------
Intersections, Inc.                                                18,220                       234,127
-------------------------------------------------------------------------------------------------------
KAR Auction Services, Inc.(1)                                      85,480                     1,035,163
-------------------------------------------------------------------------------------------------------
Knoll, Inc.                                                       112,310                     1,538,647
-------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                              37,250                       665,285
-------------------------------------------------------------------------------------------------------
Multi-Color Corp.                                                   7,930                       179,139
-------------------------------------------------------------------------------------------------------
Quad Graphics, Inc.                                                 7,720                       139,500
-------------------------------------------------------------------------------------------------------
R.R. Donnelley & Sons Co.                                           1,940                        27,393
-------------------------------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                                            110,660                       698,265
-------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.(1)                                         76,810                     1,148,310
-------------------------------------------------------------------------------------------------------
Team, Inc.(1)                                                       2,570                        53,919
-------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                71,640                     1,342,534
-------------------------------------------------------------------------------------------------------
United Stationers, Inc.                                             7,980                       217,455
-------------------------------------------------------------------------------------------------------

9 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
-------------------------------------------------------------------------------------------------------
Viad Corp.                                                         10,650              $        180,837
-------------------------------------------------------------------------------------------------------
Waste Connections, Inc.                                            87,015                     2,942,847
                                                                                        ---------------
                                                                                             14,525,208
-------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--2.3%
Aecom Technology Corp.(1)                                         209,889                     3,708,739
-------------------------------------------------------------------------------------------------------
Chicago Bridge & Iron Co. NV                                       45,490                     1,302,379
-------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Co.                                     151,610                       617,053
-------------------------------------------------------------------------------------------------------
KBR, Inc.                                                         328,420                     7,760,565
-------------------------------------------------------------------------------------------------------
MasTec, Inc.(1)                                                    97,670                     1,719,969
-------------------------------------------------------------------------------------------------------
Primoris Services Corp.                                            57,780                       604,379
-------------------------------------------------------------------------------------------------------
Sterling Construction Co., Inc.(1)                                    510                         5,697
-------------------------------------------------------------------------------------------------------
URS Corp.(1)                                                       50,550                     1,499,313
                                                                                        ---------------
                                                                                             17,218,094
-------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
Advanced Battery Technologies, Inc.(1)                            346,260                       349,723
-------------------------------------------------------------------------------------------------------
Belden, Inc.                                                       16,140                       416,251
-------------------------------------------------------------------------------------------------------
EnerSys, Inc.(1)                                                    7,060                       141,341
-------------------------------------------------------------------------------------------------------
Generac Holdings, Inc.(1)                                         172,820                     3,250,744
-------------------------------------------------------------------------------------------------------
Regal-Beloit Corp.                                                 77,260                     3,506,059
                                                                                        ---------------
                                                                                              7,664,118
-------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%
Seaboard Corp.                                                        270                       486,537
-------------------------------------------------------------------------------------------------------
Standex International Corp.                                         3,400                       105,842
-------------------------------------------------------------------------------------------------------
Tredegar Corp.                                                     41,044                       608,683
                                                                                        ---------------
                                                                                              1,201,062
-------------------------------------------------------------------------------------------------------
MACHINERY--2.0%
Actuant Corp., Cl. A                                               67,330                     1,329,768
-------------------------------------------------------------------------------------------------------
AGCO Corp.(1)                                                      36,030                     1,245,557
-------------------------------------------------------------------------------------------------------
Alamo Group, Inc.                                                   8,830                       183,576
-------------------------------------------------------------------------------------------------------
Albany International Corp., Cl. A                                  34,820                       635,465
-------------------------------------------------------------------------------------------------------
Blount International, Inc.(1)                                      60,430                       807,345
-------------------------------------------------------------------------------------------------------
Briggs & Stratton Corp.                                           101,040                     1,365,050
-------------------------------------------------------------------------------------------------------
Douglas Dynamics, Inc.                                             44,190                       564,748
-------------------------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., ADR(1)                                 19,520                        18,934
-------------------------------------------------------------------------------------------------------
Flowserve Corp.                                                     1,800                       133,200
-------------------------------------------------------------------------------------------------------
Freightcar America, Inc.(1)                                        91,510                     1,318,659
-------------------------------------------------------------------------------------------------------
Kadant, Inc.(1)                                                    30,280                       537,773
-------------------------------------------------------------------------------------------------------
Kennametal, Inc.                                                   39,070                     1,279,152
-------------------------------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.                                     9,340                       270,953
-------------------------------------------------------------------------------------------------------
Miller Industries, Inc.                                             1,250                        21,688
-------------------------------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                                       2,935                       186,079
-------------------------------------------------------------------------------------------------------
Navistar International Corp.(1)                                    17,360                       557,603
-------------------------------------------------------------------------------------------------------
Sauer-Danfoss, Inc.(1)                                             28,610                       826,829
-------------------------------------------------------------------------------------------------------
TriMas Corp.(1)                                                    49,970                       742,055
-------------------------------------------------------------------------------------------------------
Wabtec Corp.                                                       58,380                     3,086,551
                                                                                        ---------------
                                                                                             15,110,985

10 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES--2.3%
CBIZ, Inc.(1)                                                     146,340              $        964,381
-------------------------------------------------------------------------------------------------------
GP Strategies Corp.(1)                                             33,880                       338,461
-------------------------------------------------------------------------------------------------------
Huron Consulting Group, Inc.(1)                                    12,660                       394,106
-------------------------------------------------------------------------------------------------------
ICF International, Inc.(1)                                         22,680                       426,611
-------------------------------------------------------------------------------------------------------
Insperity, Inc.                                                     1,800                        40,050
-------------------------------------------------------------------------------------------------------
Kelly Services, Inc., Cl. A                                         8,260                        94,164
-------------------------------------------------------------------------------------------------------
Korn-Ferry International(1)                                       340,200                     4,147,038
-------------------------------------------------------------------------------------------------------
On Assignment, Inc.(1)                                             10,440                        73,811
-------------------------------------------------------------------------------------------------------
Robert Half International, Inc.                                   501,800                    10,648,196
-------------------------------------------------------------------------------------------------------
TrueBlue, Inc.(1)                                                   3,330                        37,729
                                                                                        ---------------
                                                                                             17,164,547
-------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.9%
Amerco(1)                                                           9,890                       617,631
-------------------------------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A(1)                                  69,531                     3,234,582
-------------------------------------------------------------------------------------------------------
Heartland Express, Inc.                                            11,430                       154,991
-------------------------------------------------------------------------------------------------------
Knight Transportation, Inc.                                        85,500                     1,138,005
-------------------------------------------------------------------------------------------------------
Old Dominion Freight Line, Inc.(1)                                295,660                     8,565,270
-------------------------------------------------------------------------------------------------------
RailAmerica, Inc.(1)                                               33,910                       441,847
-------------------------------------------------------------------------------------------------------
Saia, Inc.(1)                                                      23,720                       249,534
                                                                                        ---------------
                                                                                             14,401,860
-------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
Applied Industrial Technologies, Inc.                              68,300                     1,855,028
-------------------------------------------------------------------------------------------------------
Beacon Roofing Supply, Inc.(1)                                      7,020                       112,250
-------------------------------------------------------------------------------------------------------
DXP Enterprises, Inc.(1)                                           20,767                       391,043
-------------------------------------------------------------------------------------------------------
Houston Wire & Cable Co.                                           15,940                       183,151
-------------------------------------------------------------------------------------------------------
Interline Brands, Inc.(1)                                          27,720                       356,756
                                                                                        ---------------
                                                                                              2,898,228
-------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--15.7%
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.2%
Anaren Microwave, Inc.(1)                                           2,920                        55,918
-------------------------------------------------------------------------------------------------------
Aruba Networks, Inc.(1)                                           303,720                     6,350,785
-------------------------------------------------------------------------------------------------------
Finisar Corp.(1)                                                  301,660                     5,291,116
-------------------------------------------------------------------------------------------------------
Harris Corp.                                                        4,000                       136,680
-------------------------------------------------------------------------------------------------------
Ituran Location & Control Ltd.                                     21,241                       247,458
-------------------------------------------------------------------------------------------------------
Plantronics, Inc.                                                  41,344                     1,176,237
-------------------------------------------------------------------------------------------------------
Polycom, Inc.(1)                                                  192,990                     3,545,226
-------------------------------------------------------------------------------------------------------
Riverbed Technology, Inc.(1)                                        6,520                       130,139
                                                                                        ---------------
                                                                                             16,933,559
-------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.3%
Cray, Inc.(1)                                                      29,130                       154,680
-------------------------------------------------------------------------------------------------------
Electronics for Imaging, Inc.(1)                                   57,630                       776,276
-------------------------------------------------------------------------------------------------------
QLogic Corp.(1)                                                   130,970                     1,660,700
-------------------------------------------------------------------------------------------------------
STEC, Inc.(1)                                                      16,460                       166,904
-------------------------------------------------------------------------------------------------------
Synaptics, Inc.(1)                                                 73,900                     1,766,210
-------------------------------------------------------------------------------------------------------

11 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS CONTINUED
Western Digital Corp.(1)                                          217,390              $      5,591,271
                                                                                        ---------------
                                                                                             10,116,041
-------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Avnet, Inc.(1)                                                      5,840                       152,307
-------------------------------------------------------------------------------------------------------
AVX Corp.                                                         108,900                     1,292,643
-------------------------------------------------------------------------------------------------------
Brightpoint, Inc.(1)                                               36,720                       338,191
-------------------------------------------------------------------------------------------------------
Daktronics, Inc.                                                   26,510                       227,456
-------------------------------------------------------------------------------------------------------
DDi Corp.                                                          47,560                       344,334
-------------------------------------------------------------------------------------------------------
Electro Scientific Industries, Inc.(1)                             19,360                       230,190
-------------------------------------------------------------------------------------------------------
Elster Group SE, ADR(1)                                             2,380                        35,581
-------------------------------------------------------------------------------------------------------
Flextronics International Ltd.(1)                                  23,390                       131,686
-------------------------------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                                        8,232                       124,632
-------------------------------------------------------------------------------------------------------
Jabil Circuit, Inc.                                                68,840                     1,224,664
-------------------------------------------------------------------------------------------------------
KEMET Corp.(1)                                                     85,390                       610,539
-------------------------------------------------------------------------------------------------------
Littlefuse, Inc.                                                   14,100                       566,961
-------------------------------------------------------------------------------------------------------
Molex, Inc.                                                        64,850                     1,320,995
-------------------------------------------------------------------------------------------------------
Newport Corp.(1)                                                   54,850                       592,929
-------------------------------------------------------------------------------------------------------
Power-One, Inc.(1)                                                 92,380                       415,710
-------------------------------------------------------------------------------------------------------
TTM Technologies, Inc.(1)                                           9,590                        91,201
-------------------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.(1)                                   139,470                     1,165,969
-------------------------------------------------------------------------------------------------------
X-Rite, Inc.(1)                                                    27,680                       103,246
-------------------------------------------------------------------------------------------------------
Zygo Corp.(1)                                                       3,590                        41,500
                                                                                        ---------------
                                                                                              9,010,734
-------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.8%
AOL, Inc.(1)                                                       11,140                       133,680
-------------------------------------------------------------------------------------------------------
Demand Media, Inc.(1)                                              21,320                       170,560
-------------------------------------------------------------------------------------------------------
Dice Holdings, Inc.(1)                                             16,580                       129,656
-------------------------------------------------------------------------------------------------------
Digital River, Inc.(1)                                              7,740                       160,450
-------------------------------------------------------------------------------------------------------
j2 Global Communications, Inc.                                    109,855                     2,955,100
-------------------------------------------------------------------------------------------------------
QuinStreet, Inc.(1)                                                 6,150                        63,653
-------------------------------------------------------------------------------------------------------
United Online, Inc.                                                66,430                       347,429
-------------------------------------------------------------------------------------------------------
ValueClick, Inc.(1)                                               121,330                     1,887,895
-------------------------------------------------------------------------------------------------------
WebMD Health Corp., Cl. A(1)                                        4,940                       148,941
                                                                                        ---------------
                                                                                              5,997,364
-------------------------------------------------------------------------------------------------------
IT SERVICES--1.7%
Acxiom Corp.(1)                                                    20,240                       215,354
-------------------------------------------------------------------------------------------------------
Amdocs Ltd.(1)                                                     11,710                       317,575
-------------------------------------------------------------------------------------------------------
Booz Allen Hamilton Holding Corp.(1)                               12,740                       189,444
-------------------------------------------------------------------------------------------------------
CACI International, Inc., Cl. A(1)                                100,100                     4,998,994
-------------------------------------------------------------------------------------------------------
Cardtronics, Inc.(1)                                               57,930                     1,327,756
-------------------------------------------------------------------------------------------------------
CGI Group, Inc., Cl. A(1)                                          75,920                     1,428,055
-------------------------------------------------------------------------------------------------------
CSG Systems International, Inc.(1)                                 60,496                       764,669
-------------------------------------------------------------------------------------------------------
Euronet Worldwide, Inc.(1)                                         14,880                       234,211
-------------------------------------------------------------------------------------------------------
FleetCor Technologies, Inc.(1)                                      5,680                       149,157
-------------------------------------------------------------------------------------------------------

12 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
IT SERVICES CONTINUED
-------------------------------------------------------------------------------------------------------
ManTech International Corp.                                        15,870              $        498,001
-------------------------------------------------------------------------------------------------------
NeuStar, Inc., Cl. A(1)                                            59,010                     1,483,511
-------------------------------------------------------------------------------------------------------
SAIC, Inc.(1)                                                     122,680                     1,448,851
                                                                                        ---------------
                                                                                             13,055,578
-------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.8%
Amtech Systems, Inc.(1)                                            19,760                       158,080
-------------------------------------------------------------------------------------------------------
ASM International NV                                               18,670                       461,709
-------------------------------------------------------------------------------------------------------
Atmel Corp.(1)                                                    161,540                     1,303,628
-------------------------------------------------------------------------------------------------------
ATMI, Inc.(1)                                                      35,870                       567,463
-------------------------------------------------------------------------------------------------------
Brooks Automation, Inc.                                           161,860                     1,319,159
-------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc.(1)                                             111,120                     1,637,909
-------------------------------------------------------------------------------------------------------
Cohu, Inc.                                                          9,810                        96,923
-------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.                                        88,290                     1,321,701
-------------------------------------------------------------------------------------------------------
Entegris, Inc.(1)                                                 140,830                       898,495
-------------------------------------------------------------------------------------------------------
Entropic Communications, Inc.(1)                                  137,180                       566,553
-------------------------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc., Cl. A(1)             146,320                     1,580,256
-------------------------------------------------------------------------------------------------------
GSI Technology, Inc.(1)                                            68,550                       337,266
-------------------------------------------------------------------------------------------------------
GT Advanced Technologies, Inc.(1)                                 206,320                     1,448,366
-------------------------------------------------------------------------------------------------------
Himax Technologies, Inc., ADR                                     152,740                       169,541
-------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                             165,930                       854,540
-------------------------------------------------------------------------------------------------------
Intersil Corp., Cl. A                                               6,510                        66,988
-------------------------------------------------------------------------------------------------------
IXYS Corp.(1)                                                      31,400                       341,632
-------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.                                                      560                        21,437
-------------------------------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(1)                               117,310                       875,133
-------------------------------------------------------------------------------------------------------
Lattice Semiconductor Corp.(1)                                    305,890                     1,605,923
-------------------------------------------------------------------------------------------------------
LSI Corp.(1)                                                      178,570                       924,993
-------------------------------------------------------------------------------------------------------
Magnachip Semiconductor Corp., Depositary Shares(1)                 6,590                        44,285
-------------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                    14,030                       327,320
-------------------------------------------------------------------------------------------------------
Micrel, Inc.                                                      182,967                     1,732,697
-------------------------------------------------------------------------------------------------------
MKS Instruments, Inc.                                              80,020                     1,737,234
-------------------------------------------------------------------------------------------------------
Nanometrics, Inc.(1)                                               92,108                     1,335,566
-------------------------------------------------------------------------------------------------------
Netlogic Microsystems, Inc.(1)                                     42,480                     2,043,713
-------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.(1)                                          64,360                     1,754,454
-------------------------------------------------------------------------------------------------------
OmniVision Technologies, Inc.(1)                                   59,810                       839,732
-------------------------------------------------------------------------------------------------------
ON Semiconductor Corp.(1)                                         189,010                     1,355,202
-------------------------------------------------------------------------------------------------------
Photronics, Inc.(1)                                               144,650                       720,357
-------------------------------------------------------------------------------------------------------
Rudolph Technologies, Inc.(1)                                      48,970                       327,609
-------------------------------------------------------------------------------------------------------
Semtech Corp.(1)                                                  390,139                     8,231,933
-------------------------------------------------------------------------------------------------------
Skyworks Solutions, Inc.(1)                                       237,490                     4,260,571
-------------------------------------------------------------------------------------------------------
Standard Microsystems Corp.(1)                                      9,170                       177,898
-------------------------------------------------------------------------------------------------------
Teradyne, Inc.(1)                                                 126,850                     1,396,619
-------------------------------------------------------------------------------------------------------
Veeco Instruments, Inc.(1)                                         43,550                     1,062,620
                                                                                        ---------------
                                                                                             43,905,505

13 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
SOFTWARE--2.7%
Cadence Design Systems, Inc.(1)                                   165,170              $      1,526,171
-------------------------------------------------------------------------------------------------------
FactSet Research Systems, Inc.                                     49,822                     4,432,663
-------------------------------------------------------------------------------------------------------
JDA Software Group, Inc.(1)                                        32,290                       756,878
-------------------------------------------------------------------------------------------------------
Manhattan Associates, Inc.(1)                                       5,770                       190,872
-------------------------------------------------------------------------------------------------------
Monotype Imaging Holdings, Inc.(1)                                 32,770                       397,500
-------------------------------------------------------------------------------------------------------
Solarwinds, Inc.(1)                                               157,170                     3,460,883
-------------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                                                  12,260                       298,654
-------------------------------------------------------------------------------------------------------
TIBCO Software, Inc.(1)                                           340,186                     7,616,765
-------------------------------------------------------------------------------------------------------
Vasco Data Security International, Inc.(1)                         21,180                       108,230
-------------------------------------------------------------------------------------------------------
Websense, Inc.(1)                                                  85,850                     1,485,205
                                                                                        ---------------
                                                                                             20,273,821
-------------------------------------------------------------------------------------------------------
MATERIALS--4.9%
-------------------------------------------------------------------------------------------------------
CHEMICALS--1.8%
American Vanguard Corp.                                             2,210                        24,664
-------------------------------------------------------------------------------------------------------
Cabot Corp.                                                        45,500                     1,127,490
-------------------------------------------------------------------------------------------------------
Cytec Industries, Inc.                                            141,376                     4,967,953
-------------------------------------------------------------------------------------------------------
Ferro Corp.(1)                                                    252,530                     1,553,060
-------------------------------------------------------------------------------------------------------
Fuller (H.B.) Co.                                                  10,830                       197,323
-------------------------------------------------------------------------------------------------------
Georgia Gulf Corp.(1)                                              36,400                       503,412
-------------------------------------------------------------------------------------------------------
Huntsman Corp.                                                     40,290                       389,604
-------------------------------------------------------------------------------------------------------
Innospec, Inc.(1)                                                  32,950                       797,720
-------------------------------------------------------------------------------------------------------
Koppers Holdings, Inc.                                             12,590                       322,430
-------------------------------------------------------------------------------------------------------
Kronos Worldwide, Inc.                                                560                         9,005
-------------------------------------------------------------------------------------------------------
LSB Industries, Inc.(1)                                            16,450                       471,622
-------------------------------------------------------------------------------------------------------
Olin Corp.                                                         48,700                       877,087
-------------------------------------------------------------------------------------------------------
PolyOne Corp.                                                      75,530                       808,926
-------------------------------------------------------------------------------------------------------
TPC Group, Inc.(1)                                                 28,570                       573,686
-------------------------------------------------------------------------------------------------------
Westlake Chemical Corp.                                            28,560                       979,037
                                                                                        ---------------
                                                                                             13,603,019
-------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.3%
Boise, Inc.                                                       196,310                     1,014,923
-------------------------------------------------------------------------------------------------------
Graphic Packaging Holding Co.(1)                                  189,570                       654,017
-------------------------------------------------------------------------------------------------------
Myers Industries, Inc.                                             12,580                       127,687
-------------------------------------------------------------------------------------------------------
Packaging Corp. of America                                        281,710                     6,563,843
-------------------------------------------------------------------------------------------------------
Sealed Air Corp.                                                   68,790                     1,148,793
-------------------------------------------------------------------------------------------------------
Silgan Holdings, Inc.                                               4,320                       158,717
                                                                                        ---------------
                                                                                              9,667,980
-------------------------------------------------------------------------------------------------------
METALS & MINING--1.2%
Century Aluminum Co.(1)                                           247,980                     2,216,941
-------------------------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.(1)                                       47,940                     1,027,834
-------------------------------------------------------------------------------------------------------
Compass Minerals International, Inc.                               43,000                     2,871,540
-------------------------------------------------------------------------------------------------------
Horsehead Holding Corp.(1)                                          8,990                        66,706
-------------------------------------------------------------------------------------------------------
Noranda Aluminum Holding Corp.(1)                                  48,330                       403,556
-------------------------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                             4,290                        33,934
-------------------------------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                           98,100                       833,850
-------------------------------------------------------------------------------------------------------

14 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
METALS & MINING CONTINUED
Worthington Industries, Inc.                                      103,010              $      1,439,050
                                                                                        ---------------
                                                                                              8,893,411
-------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.6%
Buckeye Technologies, Inc.                                         95,130                     2,293,584
-------------------------------------------------------------------------------------------------------
Glatfelter                                                        113,960                     1,505,412
-------------------------------------------------------------------------------------------------------
MeadWestvaco Corp.                                                 19,120                       469,587
-------------------------------------------------------------------------------------------------------
Mercer International, Inc.(1)                                      42,600                       289,680
-------------------------------------------------------------------------------------------------------
Neenah Paper, Inc.                                                  5,110                        72,460
                                                                                        ---------------
                                                                                              4,630,723
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.2%
-------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
Brasil Telecom SA, ADR                                             34,240                       597,830
-------------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.(1)                                          313,102                       967,485
-------------------------------------------------------------------------------------------------------
General Communication, Inc., Cl. A(1)                              22,310                       182,942
-------------------------------------------------------------------------------------------------------
Nortel Inversora SA, Sponsored ADR(1)                              16,960                       391,776
-------------------------------------------------------------------------------------------------------
Telecom Argentina SA, Sponsored ADR                                69,600                     1,296,648
-------------------------------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd., Sponsored ADR                   89,240                       881,691
-------------------------------------------------------------------------------------------------------
Vonage Holdings Corp.(1)                                          486,520                     1,264,952
                                                                                        ---------------
                                                                                              5,583,324
-------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Cellcom Israel Ltd.                                                76,350                     1,594,952
-------------------------------------------------------------------------------------------------------
Partner Communications Co. Ltd., Sponsored ADR                     32,550                       307,598
-------------------------------------------------------------------------------------------------------
USA Mobility, Inc.                                                 96,982                     1,280,162
                                                                                        ---------------
                                                                                              3,182,712
-------------------------------------------------------------------------------------------------------
UTILITIES--4.1%
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
Cleco Corp.                                                         2,040                        69,646
-------------------------------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais, Sponsored ADR                93,800                     1,391,992
-------------------------------------------------------------------------------------------------------
Companhia Paranaense de Energia-Copel, Sponsored ADR               85,041                     1,548,597
-------------------------------------------------------------------------------------------------------
Empire District Electric Co.                                        3,460                        67,055
-------------------------------------------------------------------------------------------------------
Empresa Distribuidora y Comercializadora Norte SA,
ADR(1)                                                             31,150                       190,015
-------------------------------------------------------------------------------------------------------
NV Energy, Inc.                                                    17,430                       256,395
-------------------------------------------------------------------------------------------------------
Pampa Energia SA, Sponsored ADR                                    32,020                       369,831
-------------------------------------------------------------------------------------------------------
PNM Resources, Inc.                                                 5,040                        82,807
-------------------------------------------------------------------------------------------------------
Portland General Electric Co.                                      85,220                     2,018,862
-------------------------------------------------------------------------------------------------------
UniSource Energy Corp.                                             54,620                     1,971,236
                                                                                        ---------------
                                                                                              7,966,436
-------------------------------------------------------------------------------------------------------
ENERGY TRADERS--1.2%
AES Corp. (The)(1)                                                969,010                     9,457,538
-------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Atmos Energy Corp.                                                 45,190                     1,466,416
-------------------------------------------------------------------------------------------------------
Laclede Group, Inc. (The)                                           2,750                       106,563
-------------------------------------------------------------------------------------------------------
UGI Corp.                                                          20,020                       525,925
                                                                                        ---------------
                                                                                              2,098,904
-------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--1.1%
Alliant Energy Corp.                                               33,600                     1,299,648
-------------------------------------------------------------------------------------------------------
Avista Corp.                                                       44,590                     1,063,472
-------------------------------------------------------------------------------------------------------

15 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

================================================================================


Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                   Shares                         Value
-------------------------------------------------------------------------------------------------------
MULTI-UTILITIES CONTINUED
-------------------------------------------------------------------------------------------------------
CMS Energy Corp.                                                  112,340              $      2,223,209
-------------------------------------------------------------------------------------------------------
NorthWestern Corp.                                                 33,090                     1,056,895
-------------------------------------------------------------------------------------------------------
Teco Energy, Inc.                                                 125,090                     2,142,760
-------------------------------------------------------------------------------------------------------
Vectren Corp.                                                       7,420                       200,934
                                                                                        ---------------
                                                                                              7,986,918
-------------------------------------------------------------------------------------------------------
WATER UTILITIES--0.5%
Aqua America, Inc.                                                179,500                     3,871,815
                                                                                        ---------------
Total Common Stocks (Cost $758,262,982)                                                     739,435,670
-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--2.5%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.16%(2,3)                                                     18,624,588                    18,624,588
-------------------------------------------------------------------------------------------------------
Prospect Capital Corp.                                             18,200                       153,062
                                                                                        ---------------
Total Investment Companies (Cost $18,786,624)                                                18,777,650
-------------------------------------------------------------------------------------------------------

Total Investments, at Value (Cost $777,049,606)                     100.1%                  758,213,320
-------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                (0.1)                     (993,534)
                                                              -----------------------------------------
Net Assets                                                          100.0%             $    757,219,786
                                                              =========================================

Footnotes to Statement of Investments

1.   Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                  SHARES               GROSS                 GROSS                       SHARES
                                       DECEMBER 31, 2010           ADDITIONS            REDUCTIONS           SEPTEMBER 30, 2011
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                      13,940,550         190,244,676           185,560,638                   18,624,588

                                                   VALUE              INCOME
----------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                     $18,624,588         $    17,910

3.   Rate shown is the 7-day yield as of September 30, 2011.

16 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                 LEVEL 2--           LEVEL 3--
                                              LEVEL 1--              OTHER         SIGNIFICANT
                                      UNADJUSTED QUOTED        SIGNIFICANT        UNOBSERVABLE
                                                 PRICES  OBSERVABLE INPUTS              INPUTS              VALUE
-----------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary            $       110,673,781    $            --         $        --     $  110,673,781
  Consumer Staples                           22,471,620                 --                  --         22,471,620
  Energy                                     49,412,368                 --                  --         49,412,368
  Financials                                158,124,368                 --                  --        158,124,368
  Health Care                                93,242,635                 --                  25         93,242,660
  Industrials                               109,256,557                 --              18,934        109,275,491
  Information Technology                    119,292,602                 --                  --        119,292,602
  Materials                                  36,795,133                 --                  --         36,795,133
  Telecommunication Services                  8,766,036                 --                  --          8,766,036
  Utilities                                  31,381,611                 --                  --         31,381,611
Investment Companies                         18,777,650                 --                  --         18,777,650
                                    -----------------------------------------------------------------------------
Total Assets                        $       758,194,361    $            --         $    18,959     $  758,213,320
                                    -----------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

Effective April 29, 2011 the Fund changed its name from Oppenheimer Main Street Small Cap Fund/VA to Oppenheimer Main Street Small- & Mid-Cap Fund/VA.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

17 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ((R)) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated

18 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $    788,142,103
                                              ================

Gross unrealized appreciation                 $     80,677,770
Gross unrealized depreciation                     (110,606,553)
                                              ----------------
Net unrealized depreciation                   $    (29,928,783)
                                              ================

19 | Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                   Final Legal
                                                   Maturity           Maturity               Principal
                                                      Date*             Date**                  Amount                  Value
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-25.1%
-----------------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT-25.1%
Bank of Nova Scotia, Houston TX:
0.05%                                               10/5/11            10/5/11             $ 1,000,000            $ 1,000,000
0.28%                                              11/28/11           11/28/11               3,700,000              3,700,000
0.28%                                              11/29/11           11/29/11               2,700,000              2,700,000
-----------------------------------------------------------------------------------------------------------------------------
DnB NOR Bank ASA NY:
0.07%                                               10/5/11            10/5/11               1,000,000              1,000,000
0.09%                                               10/4/11            10/4/11               5,000,000              5,000,000
-----------------------------------------------------------------------------------------------------------------------------
National Australia Bank, New York:
0.22%                                              10/27/11           10/27/11               2,500,000              2,500,000
0.22%                                              10/28/11           10/28/11               1,800,000              1,800,000
0.31%                                                1/9/12             1/9/12               3,100,000              3,100,000
-----------------------------------------------------------------------------------------------------------------------------
Rabobank Nederland NV, New York:
0.27%                                               11/7/11            11/7/11               4,300,000              4,299,955
0.29%(1)                                           11/16/11            5/16/12               2,500,000              2,500,000
-----------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada, New York:
0.24%(1)                                            10/1/11           11/10/11               3,500,000              3,500,000
0.46%(1)                                            10/1/11            9/10/12               4,000,000              4,000,000
-----------------------------------------------------------------------------------------------------------------------------
Toronto Dominion Bank, New York, 0.31%(1)          10/12/11            1/12/12               1,000,000              1,000,000
-----------------------------------------------------------------------------------------------------------------------------
Westpac Banking Corp., New York, 0.22%              11/4/11            11/4/11               5,000,000              5,000,000
                                                                                                                  -----------

Total Certificates of Deposit (Cost $41,099,955)                                                                   41,099,955
-----------------------------------------------------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS-23.6%
Barclays US Funding LLC:
0.29%                                               11/3/11            11/3/11               4,000,000              3,998,937
0.29%                                               11/4/11            11/4/11               2,000,000              1,999,452
0.35%                                              11/16/11           11/16/11               2,500,000              2,498,882
-----------------------------------------------------------------------------------------------------------------------------
Credit Suisse, New York Branch:
0.22%                                              10/18/11           10/18/11               3,850,000              3,849,600
0.24%                                              10/20/11           10/20/11               2,000,000              1,999,757
-----------------------------------------------------------------------------------------------------------------------------
ING (US) Funding LLC:
0.10%                                               10/5/11            10/5/11                 300,000                299,997
0.32%                                               11/1/11            11/1/11               2,000,000              1,999,449
-----------------------------------------------------------------------------------------------------------------------------
Nordea North America, Inc.:
0.24%                                              10/14/11           10/14/11               3,400,000              3,399,705
0.25%                                              11/21/11           11/21/11               3,000,000              2,998,938
-----------------------------------------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB:
0.27%(2)                                            10/4/11            10/4/11               1,950,000              1,949,956
0.33%(2)                                            11/1/11            11/1/11               1,500,000              1,499,574
-----------------------------------------------------------------------------------------------------------------------------
Svenska Handelsbanken, Inc.:
0.20%(2)                                           10/11/11           10/11/11               2,700,000              2,699,850
0.30%                                              11/28/11           11/28/11               1,000,000                999,517
-----------------------------------------------------------------------------------------------------------------------------
Swedbank AB:
0.33%                                               11/2/11            11/2/11               5,500,000              5,498,387
0.34%                                               11/7/11            11/7/11                 500,000                499,830
-----------------------------------------------------------------------------------------------------------------------------
Westpac Banking Corp., 0.30%(2)                      1/9/12             1/9/12               2,500,000              2,497,917
                                                                                                                  -----------
Total Direct Bank Obligations (Cost $38,689,748)                                                                   38,689,748

1 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                     Final Legal
                                                     Maturity           Maturity         Principal
                                                        Date*             Date**            Amount             Value
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES-44.7%
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-4.3%
General Electric Capital Services, 0.20%              10/7/11            10/7/11       $ 7,100,000       $ 7,099,763
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-3.4%
Electricite De France:
0.30%(2)                                              11/4/11            11/4/11         2,400,000         2,399,320
0.35%(2)                                              12/6/11            12/6/11         3,100,000         3,098,011
                                                                                                         -----------
                                                                                                           5,497,331
--------------------------------------------------------------------------------------------------------------------
LEASING & FACTORING-6.7%
American Honda Finance Corp.:
0.47%(1)                                             12/29/11            6/29/12         1,500,000         1,500,000
0.61%(1,3)                                           12/26/11            9/26/12         1,500,000         1,500,000
--------------------------------------------------------------------------------------------------------------------
Toyota Motor Credit Corp.:
0.29%                                                11/29/11           11/29/11         3,000,000         2,998,574
0.35%                                                  2/2/12             2/2/12         3,000,000         2,996,383
0.36%                                                 1/26/12            1/26/12         2,000,000         1,997,660
                                                                                                         -----------
                                                                                                          10,992,617
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL-11.9%
Austin Cnty, TX Industrial
Development Corp.  Revenue Bonds, Justin
Industries, Inc., Series 1984, 0.17%(1)               10/7/11            10/7/11         5,000,000         5,000,000
--------------------------------------------------------------------------------------------------------------------
Carroll Cnty., KY Solid Waste
Disposal Revenue  Bonds, North American
Stainless Project, Series 2006, 0.20%(1)              10/7/11            10/7/11         4,300,000         4,300,000
--------------------------------------------------------------------------------------------------------------------
Chicago, IL Industrial Development
Revenue  Bonds, Freedman Seating
Co. Project, Series 1998,  0.30%(1)                   10/7/11            10/7/11         1,215,000         1,215,000
--------------------------------------------------------------------------------------------------------------------
Cobb Cnty., GA Development Authority
Revenue  Bonds, Presbyterian
Village-Austell, Inc., 0.30%(1)                       10/7/11            10/7/11         2,570,000         2,570,000
--------------------------------------------------------------------------------------------------------------------
Health Care Revenue Bonds, SFO Associates
Project, Series 1994, 0.26%(1)                        10/7/11            10/7/11         1,500,000         1,500,000
--------------------------------------------------------------------------------------------------------------------
IL Finance Authority, Freedman Seating Co.
Project, Series 2005, 0.30%(1)                        10/7/11            10/7/11         1,085,000         1,085,000
--------------------------------------------------------------------------------------------------------------------
San Antonio, TX Industrial
Development  Authority Revenue
Bonds, Tindall Corp. Project,  0.27%(1)               10/7/11            10/7/11         3,000,000         3,000,000
--------------------------------------------------------------------------------------------------------------------
Valdosta-Lowndes Cnty., GA
Industrial Authority,  Steeda
Autosports, Inc. Project, Series 2008, 0.51%(1)       10/7/11            10/7/11           880,000           880,000
                                                                                                         -----------
                                                                                                          19,550,000
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS-4.1%
Reckitt Benckiser Treasury Services plc:
0.42%(2)                                              1/30/12            1/30/12         4,000,000         3,994,353
0.50%(2)                                               3/9/12             3/9/12         2,800,000         2,793,778
                                                                                                         -----------
                                                                                                           6,788,131

2 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

                                                                      Final Legal
                                                      Maturity           Maturity         Principal
                                                         Date*             Date**            Amount               Value
-----------------------------------------------------------------------------------------------------------------------
RECEIVABLES FINANCE-8.9%
Alpine Securitization Corp.:
0.05%                                                  10/3/11            10/3/11       $ 2,700,000         $ 2,699,993
0.18%                                                 10/19/11           10/19/11         2,000,000           1,999,820
-----------------------------------------------------------------------------------------------------------------------
Barton Capital Corp., 0.57%(2)                         10/3/11            10/3/11         7,900,000           7,899,750
-----------------------------------------------------------------------------------------------------------------------
Mont Blanc Capital Corp., 0.35%(2)                    10/31/11           10/31/11         2,000,000           1,999,417
                                                                                                          -------------
                                                                                                             14,598,980
-----------------------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL-5.4%
FCAR Owner Trust II, 0.21%                            10/21/11           10/21/11         1,500,000           1,499,825
-----------------------------------------------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC:
0.25%(2)                                              11/14/11           11/14/11           800,000             799,756
0.25%(2)                                              11/21/11           11/21/11         1,500,000           1,499,469
0.25%(2)                                              11/22/11           11/22/11         3,200,000           3,198,844
0.30%(2)                                               12/1/11            12/1/11         1,800,000           1,799,085
                                                                                                          -------------
                                                                                                              8,796,979
                                                                                                          -------------
Total Short-Term Notes (Cost $73,323,801)                                                                    73,323,801
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-5.5%
U.S. Treasury Nts.:
0.75%                                                  5/31/12            5/31/12         2,000,000           2,006,121
1.00%                                                  4/30/12            4/30/12         1,000,000           1,003,998
1.13%                                                 12/15/11           12/15/11         3,000,000           3,004,779
1.38%                                                  2/15/12            2/15/12         2,000,000           2,007,788
4.50%                                                  3/31/12            3/31/12         1,000,000           1,020,707
                                                                                                          -------------
Total U.S. Government Obligations (Cost $9,043,393)                                                           9,043,393
-----------------------------------------------------------------------------------------------------------------------

Total Investments, at Value (Cost $162,156,897)                                                98.9%        162,156,897
-----------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                 1.1           1,788,998
                                                                                        -------------------------------
Net Assets                                                                                    100.0%      $ 163,945,895
                                                                                        ===============================

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund's weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund's weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $38,129,080 or 23.26% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,500,000 or 0.91% of the Fund's net assets as of September 30, 2011.

3 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                              LEVEL 3-
                                       LEVEL 1-             LEVEL 2-       SIGNIFICANT
                                     UNADJUSTED    OTHER SIGNIFICANT      UNOBSERVABLE
                                  QUOTED PRICES    OBSERVABLE INPUTS            INPUTS            VALUE
-------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Certificates of Deposit           $       --       $      41,099,955      $       --      $  41,099,955
Direct Bank Obligations                   --              38,689,748              --         38,689,748
Short-Term Notes                          --              73,323,801              --         73,323,801
U.S. Government Obligations               --               9,043,393              --          9,043,393
                                  ---------------------------------------------------------------------
Total Assets                      $       --       $     162,156,897      $       --      $ 162,156,897
                                  ---------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.


NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of

4 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

5 | Oppenheimer Money Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                 Principal
                                                                                    Amount        Value
                                                                               -----------  -----------
ASSET-BACKED SECURITIES--1.0%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 1.195%, 5/25/34 (1)                                    $   924,857  $   779,880
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates,
Series 2006-M3, Cl. A2B, 0.335%, 9/25/36 (1)                                       353,404       98,525
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed
Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12                                   206,084      207,866
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36                                         1,005,120      782,775
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36                                             2,135        1,676
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 0.355%, 6/25/47 (1)                                     5,228,520    4,689,742
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.459%, 12/15/35 (1)                                        175,865       96,997
Series 2006-H, Cl. 2A1A, 0.379%, 11/15/36 (1)                                       67,368       18,280
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1,
Cl. A, 3.91%, 3/15/16                                                              520,000      529,107
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl.
C, 3.05%, 8/15/15 (2)                                                              720,000      722,804
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series
2000-A, Cl. B, 0.656%, 8/15/25 (3,4)                                             1,820,063           --
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates,
Series 2006-FF9, Cl. 2A2, 0.345%, 6/25/36 (1)                                        7,670        7,648
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series
2009-2A, Cl. A, 1.757%, 10/20/14 (1,2)                                             270,000      272,968
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series
2011-1A, Cl. A, 3.72%, 2/15/23 (2)                                                 580,000      586,066
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series
2005-1, Cl. M6, 5.863%, 6/1/35                                                   1,046,000      545,600
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.152%, 8/15/22 (1,4)                                     7,870,000    5,194,200
Series 2007-1A, Cl. C, 3.452%, 8/15/22 (1,4)                                     5,270,000    3,320,100
Series 2007-1A, Cl. D, 5.452%, 8/15/22 (1,4)                                     5,270,000    3,162,000
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through
Certificates, Series 2006-WMC3, Cl. A3, 0.335%, 8/25/36 (1)                      1,201,635      374,550
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates,
Series 1999-I, Cl. ECFD, 3.405%, 1/25/29 (3,4)                                      66,744        5,340
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36                                 198,673      171,246
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables
Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17 (4)                                   258,319      257,260
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B,
0.747%, 6/15/39 (1)                                                              2,487,000    1,220,349

                 1 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                 Principal
                                                                                    Amount         Value
                                                                               -----------  ------------
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL,
Cl. A1, 3.524%, 5/1/37 (1,2,5)                                                 $   172,746  $     95,003
                                                                                            ------------
Total Asset-Backed Securities (Cost $32,691,249)                                              23,139,982
MORTGAGE-BACKED OBLIGATIONS--19.9%
GOVERNMENT AGENCY--7.1%
FHLMC/FNMA/FHLB/SPONSORED--6.7%
Federal Home Loan Mortgage Corp.:
5%, 9/15/33                                                                      1,695,987     1,829,033
5.50%, 9/1/39                                                                    1,495,616     1,620,967
6%, 5/15/18-10/1/37                                                                825,084       903,760
6.50%, 3/15/18-8/15/32                                                           1,827,451     2,039,110
7%, 10/1/31-10/1/37                                                                478,125       549,862
7.50%, 1/1/32                                                                      741,508       862,814
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22                                                876,609       999,714
Series 151, Cl. F, 9%, 5/15/21                                                      23,787        27,523
Series 1674, Cl. Z, 6.75%, 2/15/24                                                 692,584       788,190
Series 1897, Cl. K, 7%, 9/15/26                                                  1,502,748     1,744,863
Series 2006-11, Cl. PS, 23.707%, 3/25/36 (1)                                       483,869       667,211
Series 2043, Cl. ZP, 6.50%, 4/15/28                                                606,310       705,190
Series 2106, Cl. FG, 0.679%, 12/15/28 (1)                                        1,070,869     1,074,758
Series 2122, Cl. F, 0.679%, 2/15/29 (1)                                             32,083        32,144
Series 2148, Cl. ZA, 6%, 4/15/29                                                   895,917       958,614
Series 2195, Cl. LH, 6.50%, 10/15/29                                               475,614       562,897
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                 64,690        74,327
Series 2344, Cl. FP, 1.179%, 8/15/31 (1)                                           321,701       326,038
Series 2368, Cl. PR, 6.50%, 10/15/31                                               267,446       293,772
Series 2412, Cl. GF, 1.179%, 2/15/32 (1)                                           606,160       615,877
Series 2449, Cl. FL, 0.779%, 1/15/32 (1)                                           416,795       419,251
Series 2451, Cl. FD, 1.229%, 3/15/32 (1)                                           213,834       217,485
Series 2453, Cl. BD, 6%, 5/15/17                                                    93,738       100,480
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                980,561     1,123,041
Series 2464, Cl. FI, 1.229%, 2/15/32 (1)                                           202,708       205,582
Series 2470, Cl. AF, 1.229%, 3/15/32 (1)                                           366,887       375,817
Series 2470, Cl. LF, 1.229%, 2/15/32 (1)                                           207,442       211,056
Series 2471, Cl. FD, 1.229%, 3/15/32 (1)                                           310,371       315,452
Series 2477, Cl. FZ, 0.779%, 6/15/31 (1)                                           824,127       827,888
Series 2500, Cl. FD, 0.729%, 3/15/32 (1)                                            26,441        26,525
Series 2517, Cl. GF, 1.229%, 2/15/32 (1)                                           180,360       183,413
Series 2526, Cl. FE, 0.629%, 6/15/29 (1)                                            50,297        50,545
Series 2551, Cl. FD, 0.629%, 1/15/33 (1)                                            23,392        23,481
Series 2676, Cl. KY, 5%, 9/15/23                                                 3,843,000     4,218,025
Series 2907, Cl. GC, 5%, 6/1/27                                                    282,621       283,933
Series 3019, Cl. MD, 4.75%, 1/1/31                                                 560,874       567,595
Series 3025, Cl. SJ, 23.91%, 8/15/35 (1)                                           540,062       742,301
Series 3094, Cl. HS, 23.544%, 6/15/34 (1)                                          311,328       401,770
Series 3822, Cl. JA, 5%, 6/1/40                                                    176,729       193,186
Series 3848, Cl. WL, 4%, 4/1/40                                                    790,977       838,977

                 2 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount         Value
                                                                               ------------  ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 3917, Cl. BA, 4%, 6/1/38                                                $  1,432,468  $  1,498,897
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.832%, 2/1/28 (6)                                              23,405         4,909
Series 205, Cl. IO, 12.551%, 9/1/29 (6)                                             124,908        24,485
Series 2074, Cl. S, 63.441%, 7/17/28 (6)                                             33,371         6,962
Series 2079, Cl. S, 75.131%, 7/17/28 (6)                                             56,003        12,158
Series 2136, Cl. SG, 79.314%, 3/15/29 (6)                                         1,525,804       308,528
Series 2399, Cl. SG, 73.012%, 12/15/26 (6)                                          878,343       175,488
Series 243, Cl. 6, 25.331%, 12/15/32 (6)                                            348,401        59,774
Series 2437, Cl. SB, 83.444%, 4/15/32 (6)                                         2,609,893       593,618
Series 2526, Cl. SE, 39.311%, 6/15/29 (6)                                            63,146        12,974
Series 2795, Cl. SH, 13.63%, 3/15/24 (6)                                          1,317,651       205,874
Series 2802, Cl. AS, 69.844%, 4/15/33 (6)                                           353,009        26,926
Series 2920, Cl. S, 63.965%, 1/15/35 (6)                                            562,061        88,766
Series 3110, Cl. SL, 17.819%, 2/15/26 (6)                                           333,635        44,481
Series 3451, Cl. SB, 26.46%, 5/15/38 (6)                                          1,045,734       107,124
Federal National Mortgage Assn.:
2.619%, 10/1/36 (1)                                                               4,479,298     4,720,927
4.50%, 10/1/26-10/1/41 (7)                                                       20,540,000    21,808,911
5%, 11/25/21-7/25/33                                                              2,298,513     2,484,883
5%, 10/1/41 (7)                                                                   8,230,000     8,853,682
5.50%, 4/25/21-1/1/36                                                               855,906       932,462
5.50%, 10/1/26-10/1/41 (7)                                                        9,913,000    10,756,668
6%, 10/25/16-1/25/19                                                                497,771       539,701
6%, 10/1/41 (7)                                                                   7,060,000     7,745,042
6.50%, 4/25/17-1/1/34                                                             2,344,594     2,648,712
7%, 11/1/17-6/25/34                                                               2,472,319     2,832,541
7.50%, 2/25/27-3/25/33                                                            2,714,544     3,165,274
8.50%, 7/1/32                                                                         3,072         3,505
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26 (7)                                                                   9,360,000     9,645,187
3.50%, 10/1/26 (7)                                                                4,665,000     4,872,009
4%, 10/1/26 (7)                                                                     355,000       374,192
Federal National Mortgage Assn., 30 yr., 4%, 10/1/41 (7)                         11,255,000    11,800,164
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                              469,680       545,057
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                              252,656       296,515
Trust 2001-69, Cl. PF, 1.235%, 12/25/31 (1)                                         462,595       472,765
Trust 2001-80, Cl. ZB, 6%, 1/25/32                                                  537,147       609,023
Trust 2002-12, Cl. PG, 6%, 3/25/17                                                  311,730       335,672
Trust 2002-29, Cl. F, 1.235%, 4/25/32 (1)                                           225,883       230,882
Trust 2002-60, Cl. FH, 1.235%, 8/25/32 (1)                                          462,077       470,577
Trust 2002-64, Cl. FJ, 1.235%, 4/25/32 (1)                                           69,557        71,096
Trust 2002-68, Cl. FH, 0.73%, 10/18/32 (1)                                          156,916       157,604
Trust 2002-84, Cl. FB, 1.235%, 12/25/32 (1)                                         951,918       973,065

                 3 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount        Value
                                                                               ------------  -----------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2002-9, Cl. PC, 6%, 3/25/17                                              $    315,100  $   345,114
Trust 2002-9, Cl. PR, 6%, 3/25/17                                                   385,825      415,567
Trust 2002-90, Cl. FH, 0.735%, 9/25/32 (1)                                          532,600      534,984
Trust 2003-11, Cl. FA, 1.235%, 9/25/32 (1)                                          951,940      973,088
Trust 2003-116, Cl. FA, 0.635%, 11/25/33 (1)                                         73,023       73,390
Trust 2004-101, Cl. BG, 5%, 1/25/20                                               1,461,014    1,565,361
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                           2,160,000    2,424,765
Trust 2005-12, Cl. JC, 5%, 6/1/28                                                   479,021      483,933
Trust 2005-25, Cl. PS, 27.128%, 4/25/35 (1)                                         509,166      758,899
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                               560,000      675,170
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                               480,000      524,531
Trust 2006-46, Cl. SW, 23.339%, 6/25/36 (1)                                         826,492    1,117,413
Trust 2007-42, Cl. A, 6%, 2/1/33                                                  1,009,427    1,065,395
Trust 2009-36, Cl. FA, 1.175%, 6/25/37 (1)                                          406,603      413,802
Trust 2011-15, Cl. DA, 4%, 3/1/41                                                 1,002,327    1,052,515
Trust 2011-3, Cl. KA, 5%, 4/1/40                                                    592,892      641,496
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 40.51%, 11/18/31 (6)                                         255,846       47,450
Trust 2001-63, Cl. SD, 36.506%, 12/18/31 (6)                                         63,481       11,603
Trust 2001-68, Cl. SC, 26.675%, 11/25/31 (6)                                         41,745        7,824
Trust 2001-81, Cl. S, 33.691%, 1/25/32 (6)                                           52,027       10,884
Trust 2002-28, Cl. SA, 38.12%, 4/25/32 (6)                                           32,622        6,014
Trust 2002-38, Cl. SO, 57.168%, 4/25/32 (6)                                         178,589       28,026
Trust 2002-48, Cl. S, 34.581%, 7/25/32 (6)                                           50,990        9,512
Trust 2002-52, Cl. SL, 36.362%, 9/25/32 (6)                                          32,780        6,189
Trust 2002-56, Cl. SN, 36.761%, 7/25/32 (6)                                          70,067       12,994
Trust 2002-77, Cl. IS, 51.423%, 12/18/32 (6)                                        304,263       55,418
Trust 2002-77, Cl. SH, 44.20%, 12/18/32 (6)                                          73,254       14,984
Trust 2002-9, Cl. MS, 33.884%, 3/25/32 (6)                                           67,987       13,716
Trust 2003-13, Cl. IO, 15.195%, 3/25/33 (6)                                         568,078       95,364
Trust 2003-26, Cl. DI, 13.596%, 4/25/33 (6)                                         423,106       71,074
Trust 2003-33, Cl. SP, 41.564%, 5/25/33 (6)                                         451,950       74,237
Trust 2003-38, Cl. SA, 39.116%, 3/25/23 (6)                                         670,338       68,767
Trust 2003-4, Cl. S, 37.796%, 2/25/33 (6)                                           132,215       22,152
Trust 2004-56, Cl. SE, 16.377%, 10/25/33 (6)                                      1,935,095      286,019
Trust 2005-14, Cl. SE, 40.878%, 3/25/35 (6)                                       1,820,344      269,713
Trust 2005-40, Cl. SA, 62.91%, 5/25/35 (6)                                        1,542,987      243,976
Trust 2005-40, Cl. SB, 96.054%, 5/25/35 (6)                                       2,591,521      532,575
Trust 2005-63, Cl. SA, 66.391%, 10/25/31 (6)                                        106,561       20,677
Trust 2005-71, Cl. SA, 63.805%, 8/25/25 (6)                                         362,500       54,891
Trust 2006-129, Cl. SM, 33.302%, 1/25/37 (6)                                        713,219       94,733
Trust 2006-51, Cl. SA, 17.893%, 6/25/36 (6)                                       9,121,515    1,220,706
Trust 2006-60, Cl. DI, 39.204%, 4/25/35 (6)                                       1,655,336      227,789
Trust 2006-90, Cl. SX, 99.999%, 9/25/36 (6)                                       1,609,926      340,702
Trust 2007-77, Cl. SB, 31.856%, 12/25/31 (6)                                        796,457       36,521
Trust 2007-88, Cl. XI, 30.927%, 6/25/37 (6)                                       2,631,018      421,598

                 4 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount          Value
                                                                               ------------  -------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2008-55, Cl. SA, 27.31%, 7/25/38 (6)                                     $    557,054  $      62,361
Trust 2011-84, Cl. IG, 5.587%, 8/1/13 (6)                                         5,531,051        166,018
Trust 214, Cl. 2, 39.74%, 3/1/23 (6)                                                387,561         69,262
Trust 221, Cl. 2, 37.75%, 5/1/23 (6)                                                 44,792          8,061
Trust 254, Cl. 2, 30.411%, 1/1/24 (6)                                               734,218        137,646
Trust 2682, Cl. TQ, 99.999%, 10/15/33 (6)                                           594,076        129,010
Trust 2981, Cl. BS, 99.999%, 5/15/35 (6)                                          1,048,444        205,345
Trust 301, Cl. 2, 2.173%, 4/1/29 (6)                                                165,962         32,958
Trust 313, Cl. 2, 27.216%, 6/1/31 (6)                                             1,751,383        366,078
Trust 319, Cl. 2, 3.027%, 2/1/32 (6)                                                813,445        161,519
Trust 321, Cl. 2, 6.221%, 4/1/32 (6)                                                214,552         40,466
Trust 324, Cl. 2, 0%, 7/1/32 (6,8)                                                  224,720         42,418
Trust 328, Cl. 2, 0%, 12/1/32 (6,8)                                                 550,202         94,370
Trust 331, Cl. 5, 23.059%, 2/1/33 (6)                                               823,704        146,548
Trust 332, Cl. 2, 0%, 3/1/33 (6,8)                                                4,807,621        791,579
Trust 334, Cl. 12, 18.189%, 2/1/33 (6)                                              721,496        121,742
Trust 339, Cl. 15, 9.734%, 7/1/33 (6)                                             2,136,597        364,280
Trust 345, Cl. 9, 14.998%, 1/1/34 (6)                                               935,492        120,517
Trust 351, Cl. 10, 4.771%, 4/1/34 (6)                                               448,008         66,886
Trust 351, Cl. 8, 2.839%, 4/1/34 (6)                                                728,216        109,624
Trust 356, Cl. 10, 0%, 6/1/35 (6,8)                                                 598,811         86,814
Trust 356, Cl. 12, 0%, 2/1/35 (6,8)                                                 299,367         44,011
Trust 362, Cl. 13, 4.192%, 8/1/35 (6)                                               363,785         56,467
                                                                                             -------------
                                                                                               149,315,058
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn.:
2.125%, 12/9/25 (1)                                                                   5,379          5,576
7%, 3/29/28-7/29/28                                                                 237,823        277,179
7.50%, 3/1/27                                                                        12,859         15,045
8%, 11/29/25-5/29/26                                                                 50,191         57,104
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                                 968,022      1,226,884
Series 2000-12, Cl. ZA, 8%, 2/16/30                                               2,165,882      2,488,014
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Series 1998-19, Cl. SB, 70.527%, 7/16/28 (6)                                        120,273         25,805
Series 1998-6, Cl. SA, 81.995%, 3/16/28 (6)                                          70,469         14,613
Series 2001-21, Cl. SB, 93.856%, 1/16/27 (6)                                        533,339        108,241
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Series 2007-17, Cl. AI, 20.251%, 4/16/37 (6)                                        630,851        113,610
Series 2010-111, Cl. GI, 16.164%, 9/1/13 (6)                                     13,567,706        395,302
                                                                                             -------------
                                                                                                 4,727,373
OTHER AGENCY--0.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20                                             530,332        536,081

                 5 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount        Value
                                                                               ------------  -----------
OTHER AGENCY CONTINUED
Series 2010-C1, Cl. A2, 2.90%, 10/29/20                                        $  1,015,000  $ 1,065,262
Series 2010-C1, Cl. APT, 2.65%, 10/29/20                                          1,171,042    1,216,703
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A,
0.674%, 10/7/20 (1)                                                               1,078,287    1,079,969
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 3A,
2.40%, 12/8/20                                                                      880,349      898,510
                                                                                             -----------
                                                                                               4,796,525
NON-AGENCY--12.8%
COMMERCIAL--7.3%
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg.
Pass-Through Certificates, Series 2006-3, Cl. AM, 6.072%, 7/10/44 (1)             4,192,000    3,891,090
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg.
Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47                  6,055,000    5,203,900
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg.
Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                4,159,386    3,651,540
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg.
Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51                  8,090,000    7,075,502
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
Certificates, Series 2008-1, Cl. AM, 6.438%, 2/10/51 (1)                          3,415,000    3,154,331
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial
Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41         6,630,000    5,189,231
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial
Mtg. Pass-Through Certificates:
Series 2007-PWR17, Cl. AJ, 6.137%, 6/1/50 (1)                                     7,400,000    4,715,317
Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50                                         2,330,000    2,139,433
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates,
Series 2005-17, Cl. 1A8, 5.50%, 9/1/35                                            3,264,379    2,997,650
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates,
Series 2005-HYB8, Cl. 4A1, 5.068%, 12/20/35 (1)                                     172,244      132,995
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates,
Series 2007-J3, Cl. A9, 6%, 7/1/37                                                9,415,484    7,645,208
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through
Certificates, Series 2008-C7, Cl. AM, 6.275%, 12/1/49 (1)                         4,270,000    3,797,051
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49            955,000      988,359
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series
2011-LC1, Cl. E, 5.729%, 11/1/46 (1,2)                                            2,515,000    1,990,780
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series
2007-RS1, Cl. A2, 0.736%, 1/27/37 (1,4)                                           1,360,621      625,886
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A1, 5.885%, 6/25/36                                            147,793      109,077

                 6 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount        Value
                                                                               ------------  -----------
COMMERCIAL CONTINUED
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                     $    677,895  $   376,227
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through
Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46 (2)                            717,151      725,523
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through
Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1,
Cl. XPA, 4.852%, 9/1/20 (2,6)                                                     5,784,652      454,167
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37                 627,859      418,227
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through
Certificates, Series 2007-AR3, Cl. 1A1, 5.91%, 11/1/37 (1)                        3,546,544    2,448,305
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F, 7.115%, 5/15/30 (1)                          1,567,000    1,519,015
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl.
AJ, 6.074%, 7/10/38 (1)                                                           6,150,000    4,827,584
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl.
AM, 5.867%, 12/1/49                                                               5,550,000    4,494,179
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series
2011-GC3, Cl. D, 5.728%, 3/1/44 (1,2)                                             3,130,000    2,304,531
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series
2005-AR4, Cl. 6A1, 5.25%, 7/1/35                                                     87,297       84,075
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series
2005-4, Cl. 1A1A, 0.775%, 5/25/35 (1)                                             5,372,733    3,812,465
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates,
Series 2005-AR23, Cl. 6A1, 5.128%, 11/1/35 (1)                                    1,656,910    1,163,038
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43                                          775,000      702,340
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47                                          8,281,000    4,836,009
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47                                           2,315,000    2,413,882
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47                                          6,400,000    5,743,613
Series 2008-C2, Cl. AM, 6.785%, 2/1/51 (1)                                        4,990,000    4,131,046
Series 2010-C2, Cl. A2, 3.616%, 11/1/43 (2)                                         860,000      843,540
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial
Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45        2,175,000    1,556,796
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial
Mtg. Pass-Through Certificates, Series 2006-LDP7, 6.072%, 4/1/45 (1)                120,000      115,759
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial
Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.932%, 2/1/49 (1)      5,850,000    5,134,726
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial
Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.005%, 6/1/49 (1)      570,000      604,236

                 7 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount        Value
                                                                               ------------  -----------
COMMERCIAL CONTINUED
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series
2006-A7, Cl. 2A2, 4.441%, 1/1/37 (1)                                           $    351,722  $   243,898
LB-UBS Commercial Mortgage Trust 2007-C2, Commercial Mtg. Pass-Through
Certificates, Series 2007-C2, Cl. AM, 5.493%, 2/11/40                             2,950,000    2,508,450
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through
Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40                             5,855,000    4,951,266
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through
Certificates, Series 2008-C1, Cl. AM, 6.312%, 4/11/41 (1)                         2,610,000    2,341,589
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29                 79,137       12,648
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series
2004-6, Cl. 10A1, 6%, 7/25/34                                                       265,738      273,028
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through
Certificates, Series 2006-C1, Cl. AJ, 5.855%, 5/1/39 (1)                          3,845,000    3,092,912
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through
Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46                               3,745,000    2,856,128
Morgan Stanley Capital I Trust 2006-IQ12, Commercial Mtg. Pass-Through
Certificates, Series 2006-IQ12, Cl. AJ, 5.399%, 12/1/43                           7,734,000    4,439,053
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through
Certificates, Series 2007-IQ15, Cl. AM, 6.08%, 6/1/49 (1)                         5,875,000    4,867,902
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates,
Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41                                          8,500,000    7,838,692
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2005-QA4, Cl. A32, 3.216%, 4/25/35 (1)                                       118,552       15,910
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through
Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36                               731,813      490,575
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series
2007-1, Cl. 2A1, 5.816%, 2/1/37 (1)                                               9,778,360    6,614,425
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through
Certificates, Series 2007-6, Cl. 3A1, 5.164%, 7/1/37 (1)                          7,048,263    4,283,275
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg.
Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45                4,510,000    3,732,983
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg.
Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.923%, 5/1/43 (1)            4,220,000    3,362,631
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg.
Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48                 810,000      862,748
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR15, Cl. 1A, 1.082%, 11/1/46 (1)                       1,210,267      707,816

                 8 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount          Value
                                                                               ------------  -------------
COMMERCIAL CONTINUED
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through
Certificates, Series 2007-OA3, Cl. 5A, 2.60%, 4/1/47 (1)                       $    848,375  $     456,777
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through
Certificates, Series 2004-W, Cl. B2, 2.708%, 11/1/34 (1)                            985,106         90,055
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR1, Cl. 1A1, 2.734%, 2/1/35 (1)                        3,817,730      3,429,024
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through
Certificates, Series 2007-AR3, Cl. A4, 5.789%, 4/1/37 (1)                         2,508,759      2,109,680
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 2011-C3,
Cl. XA, 7.407%, 3/1/44 (6)                                                        6,132,001        560,955
                                                                                             -------------
                                                                                               162,159,053
MULTIFAMILY--0.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
Certificates, Series 2006-2, Cl. AJ, 5.956%, 5/1/45 (1)                           4,295,000      3,529,775
Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mtg. Pass-Through
Certificates, Series 2006-C5, Cl. AJ, 5.482%, 10/1/49                             5,792,000      4,715,661
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through
Certificates, Series 2006-AR3, Cl. 1A2A, 5.681%, 6/1/36 (1)                       6,366,489      5,530,435
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series
2007-A3, Cl. 3A2M, 5.454%, 5/1/37 (1)                                             4,910,454      4,119,387
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR15, Cl. 1A2, 5.039%, 9/1/35 (1)                         449,628        405,242
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1, 2.795%, 3/25/36 (1)                       3,389,251      2,737,070
                                                                                             -------------
                                                                                                21,037,570
OTHER--0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl.
A4, 5.444%, 3/1/39                                                                2,315,000      2,409,972
RESIDENTIAL--4.5%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
Certificates, Series 2007-4, Cl. AM, 5.983%, 2/1/51 (1)                           3,960,000      3,538,872
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series
2007-C, Cl. 1A4, 5.563%, 5/1/36 (1)                                               2,025,000      1,815,702
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series
2004-2, Cl. 12A2, 2.771%, 5/1/34 (1)                                              3,076,862      2,507,494
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series
2004-9, Cl. 23A1, 3.98%, 11/1/34 (1)                                                916,055        867,684

                 9 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount        Value
                                                                               ------------  -----------
RESIDENTIAL CONTINUED
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through
Certificates, Series 2007-A1, Cl. 9A1, 2.753%, 2/1/37 (1)                      $  1,325,805  $ 1,274,506
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates,
Series 2005-29, Cl. A1, 5.75%, 12/1/35                                            6,262,122    5,473,408
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates,
Series 2005-HYB7, Cl. 6A1, 5.363%, 11/1/35 (1)                                    7,173,056    5,043,580
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates,
Series 2005-J4, Cl. A7, 5.50%, 11/1/35                                            1,950,831    1,910,962
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates,
Series 2006-6, Cl. A3, 6%, 4/1/36                                                   777,500      735,863
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates,
Series 2007-HY3, Cl. 1A1, 2.981%, 6/1/47 (1)                                      2,169,450    1,479,264
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates,
Series 2007-HY4, Cl. 1A1, 5.631%, 9/1/47 (1)                                      1,930,032    1,304,324
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates,
Series 2005-2, Cl. 1A3, 4.787%, 5/1/35 (1)                                        2,508,268    2,142,566
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates,
Series 2005-3, Cl. 2A4, 5.079%, 8/1/35 (1)                                        5,105,654    3,727,952
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49        6,060,000    5,026,028
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21        1,567,563    1,476,087
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through
Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37                             10,336,401    6,680,142
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates,
Series 2007-19, Cl. 1A4, 6%, 8/1/37                                               2,868,000    2,052,732
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series
2004-5, Cl. 2A1, 2.775%, 5/1/34 (1)                                               3,155,947    2,633,499
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series
2005-AR7, Cl. 4A1, 5.252%, 11/1/35 (1)                                            3,309,500    2,507,400
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series
2006-5F, Cl. 2A1, 6%, 6/1/36                                                      1,203,704    1,185,572
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates,
Series 2006-S4, Cl. A6, 5.71%, 12/1/36                                              311,507      273,283
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through
Certificates, Series 2007-C7, Cl. AM, 6.375%, 9/11/45 (1)                        10,430,000    8,625,036
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through
Certificates, Series MLCC 2006-3, Cl. 2A1, 2.646%, 10/25/36 (1)                   1,718,959    1,549,400
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36                                            1,971,394    1,166,440
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                               39,406       23,316
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37                                            971,047      585,088

                10 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount          Value
                                                                               ------------  -------------
RESIDENTIAL CONTINUED
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through
Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35                          $  3,552,309  $   2,945,239
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through
Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36                             4,222,505      3,400,485
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through
Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35                                4,710,515      4,106,427
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through
Certificates, Series 2007-AR12, Cl. 1A8, 2.501%, 10/1/35 (1)                      2,488,127      1,990,084
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR10, Cl. 1A2, 5.837%, 9/1/36 (1)                       1,058,474        859,317
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through
Certificates:
Series 2007-HY1, Cl. 4A1, 2.643%, 2/1/37 (1)                                     14,259,551      9,976,417
Series 2007-HY1, Cl. 5A1, 5.344%, 2/1/37 (1)                                      8,631,020      6,480,450
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY5, Cl. 3A1, 5.591%, 5/1/37 (1)                        1,154,522        961,851
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through
Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35                               425,136        410,784
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR14, Cl. 1A2, 5.684%, 10/1/36 (1)                      3,730,892      3,209,353
                                                                                             -------------
                                                                                                99,946,607
                                                                                             -------------
Total Mortgage-Backed Obligations (Cost $475,364,601)                                          444,392,158
U.S. GOVERNMENT OBLIGATIONS--5.9%
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12 (9)                                                              17,545,000     17,663,832
2.50%, 5/27/16                                                                    1,000,000      1,061,030
5%, 2/16/17                                                                       6,500,000      7,701,733
5.125%, 11/17/17                                                                  4,000,000      4,824,924
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12                                                                  16,180,000     16,295,946
2.375%, 4/11/16                                                                   1,000,000      1,056,083
4.375%, 10/15/15                                                                  4,000,000      4,544,492
4.875%, 12/15/16                                                                  1,000,000      1,177,106
5.375%, 6/12/17                                                                   6,500,000      7,900,685
U.S. Treasury Bills, 0.01%, 12/1/11 (9,10)                                       66,800,000     66,798,664
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16 (10,11)                              2,116,000      2,041,722
                                                                                             -------------
Total U.S. Government Obligations (Cost $128,834,758)                                          131,066,217
FOREIGN GOVERNMENT OBLIGATIONS--20.7%
ARGENTINA--0.7%
Argentina (Republic of) Bonds:
2.50%, 12/31/38 (1)                                                               4,155,000      1,412,700
7%, 10/3/15                                                                      10,135,000      8,665,425
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%, 4/17/17                   3,600,000      2,814,200

                11 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                     Principal
                                                                                        Amount             Value
                                                                               ---------------      ------------
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts., 10.875%, 1/26/21 (2)         $     1,675,000      $  1,509,083
                                                                                                    ------------
                                                                                                      14,401,408
AUSTRALIA--0.3%
New South Wales Treasury Corp., Series 22, 6%, 3/1/22                                  460,000 AUD       485,369
Queensland Treasury Corp.:
Series 20, 6.25%, 2/21/20                                                            2,210,000 AUD     2,316,826
Series 22, 6%, 7/21/22                                                               1,300,000 AUD     1,341,907
Series 24, 5.75%, 7/22/24                                                              790,000 AUD       798,645
Victoria Treasury Corp., Series 1224, 5.50%, 12/17/24                                1,330,000 AUD     1,351,801
                                                                                                    ------------
                                                                                                       6,294,548
AUSTRIA--0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19 (2)                                      1,135,000 EUR     1,714,432
BELGIUM--0.1%
Belgium (Kingdom of) Bonds, Series 52, 4%, 3/28/18                                   1,735,000 EUR     2,421,250
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17                              210,000 EUR       315,713
                                                                                                    ------------
                                                                                                       2,736,963
BRAZIL--2.4%
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17 (12)                                                                 47,838,000 BRR    23,239,053
9.762%, 1/1/21 (12)                                                                 33,538,000 BRR    15,607,366
12.065%, 5/15/45 (12)                                                                6,470,000 BRR     7,395,810
Series NTNB, 12.12%, 5/15/15 (12)                                                    6,025,000 BRR     6,912,768
                                                                                                    ------------
                                                                                                      53,154,997
CANADA--0.1%
Canada (Government of) Nts.:
3.75%, 6/1/19                                                                        1,420,000 CAD     1,536,145
4%, 6/1/17                                                                           1,230,000 CAD     1,330,581
                                                                                                    ------------
                                                                                                       2,866,726
COLOMBIA--0.6%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28 (2)                             3,058,000,000 COP     1,996,415
Colombia (Republic of) Bonds:
4.375%, 7/12/21                                                                      2,045,000         2,091,013
7.375%, 9/18/37                                                                      2,715,000         3,560,723
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                                       845,000         1,046,533
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41                             4,085,000         4,648,730
                                                                                                    ------------
                                                                                                      13,343,414
DENMARK--0.0%
Denmark (Kingdom of) Bonds, 4%, 11/15/19                                             4,275,000 DKK       896,046
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds, 7.50%, 5/6/21 (2)                                          1,700,000         1,674,500
FINLAND--0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17                          460,000 EUR       686,784

                12 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                     Principal
                                                                                        Amount             Value
                                                                               ---------------      ------------
FRANCE--0.1%
France (Government of) Bonds:
3.75% 10/25/19                                                                         750,000 EUR  $  1,106,984
4%, 4/25/60                                                                            395,000 EUR       589,438
                                                                                                    ------------
                                                                                                       1,696,422
GERMANY--0.3%
Germany (Federal Republic of) Bonds:
3.25%, 7/4/42                                                                          340,000 EUR       513,719
3.50%, 7/4/19                                                                          515,000 EUR       785,075
Series 07, 4.25%, 7/4/39                                                               770,000 EUR     1,348,473
Series 157, 2.25%, 4/10/15                                                           1,995,000 EUR     2,805,439
Germany (Federal Republic of) Treasury Bills:
0.194%, 10/12/11 (11)                                                                  375,000 EUR       502,375
0.303% 1/25/12 (11)                                                                  1,135,000 EUR     1,516,227
                                                                                                    ------------
                                                                                                       7,471,308
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17 (2)                                        1,375,000         1,443,750
GREECE--0.1%
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr., 4.50%, 9/20/37                    2,600,000 EUR     1,156,817
HUNGARY--0.9%
Hungary (Republic of) Bonds:
Series 12/B, 7.25%, 6/12/12                                                        525,000,000 HUF     2,413,391
Series 19/A, 6.50%, 6/24/19                                                        927,000,000 HUF     3,859,586
Series 20/A, 7.50%, 11/12/20                                                     1,308,000,000 HUF     5,760,093
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41                              1,500,000         1,470,000
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21                        5,865,000         5,735,970
                                                                                                    ------------
                                                                                                      19,239,040
INDONESIA--0.9%
Indonesia (Republic of) Nts., 6.875%, 1/17/18 (2)                                    5,270,000         5,941,925
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21 (2)                         3,730,000         3,785,950
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38 (2)                          5,235,000         6,596,100
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625% 2/17/37 (2)                  1,360,000         1,533,400
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35 (2)                             2,030,000         2,750,650
                                                                                                    ------------
                                                                                                      20,608,025
ITALY--0.3%
Italy (Republic of) Bonds:
3.10%, 9/15/26 (12)                                                                    580,000 EUR       641,715
4%, 9/1/20 (12)                                                                      1,760,000 EUR     2,136,509
5%, 9/1/40 (12)                                                                        765,000 EUR       849,555
Italy (Republic of) Sr. Unsec. Bonds, 2.839%, 9/15/23 (12)                           2,100,000 EUR     2,480,493
                                                                                                    ------------
                                                                                                       6,108,272
IVORY COAST--0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32 (2,3)                      415,000           209,575

                13 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                     Principal
                                                                                        Amount             Value
                                                                               ---------------      ------------
JAPAN--2.1%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29 (7)              1,028,000,000 JPY  $ 14,264,076
Japan (Government of) Sr. Unsec. Unsub. Bonds:
2 yr., Series 304, 0.20%, 5/15/13 (7)                                              596,000,000 JPY     7,735,606
5 yr., Series 96, 0.50%, 3/20/16 (7)                                             1,268,000,000 JPY    16,559,179
10 yr., Series 307, 1.30%, 3/20/20 (7)                                             652,000,000 JPY     8,792,651
                                                                                                     -----------
                                                                                                      47,351,512
KOREA, REPUBLIC OF SOUTH--0.4%
Korea (Republic of) Sr. Unsec. Treasury Bonds:
Series 1406, 3.50%, 6/10/14                                                      5,134,000,000 KRW     4,356,450
Series 1603, 4%, 3/10/16                                                         3,086,000,000 KRW     2,661,091
Korea (Republic of) Sr. Unsec. Unsub. Nts., 5.125%, 12/7/16                          1,635,000         1,777,206
                                                                                                     -----------
                                                                                                       8,794,747
MALAYSIA--0.4%
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16                                                         1,710,000 MYR       556,006
Series 0309, 2.711%, 2/14/12                                                        20,900,000 MYR     6,549,369
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21 (2)                                    2,060,000         2,149,476
                                                                                                     -----------
                                                                                                       9,254,851
MEXICO--2.1%
United Mexican States Bonds:
5.625%, 1/15/17                                                                      1,220,000         1,365,180
Series M, 6.50%, 6/10/21 (1)                                                       108,470,000 MXN     7,859,518
Series M20, 7.50%, 6/3/27 (1)                                                      129,280,000 MXN     9,608,134
Series M10, 7.75%, 12/14/17                                                         10,850,000 MXN       871,635
Series M10, 8%, 12/17/15                                                            44,000,000 MXN     3,506,922
Series M20, 8.50%, 5/31/29 (1)                                                      47,100,000 MXN     3,747,640
Series MI10, 9%, 12/20/12 (1)                                                       30,300,000 MXN     2,300,138
Series M20, 10%, 12/5/24 (1)                                                       181,400,000 MXN    16,713,660
United Mexican States Nts., 6.75%, 9/27/34                                             610,000           753,350
United Mexican States Sr. Nts., 5.75%, 10/12/2110                                    1,170,000         1,158,300
                                                                                                     -----------
                                                                                                      47,884,477
NEW ZEALAND--0.3%
New Zealand (Government of) Sr. Unsec. Bonds:
Series 413, 6.50%, 4/15/13                                                           5,320,000 NZD     4,276,335
Series 415, 6%, 4/15/15                                                              2,120,000 NZD     1,758,047
                                                                                                     -----------
                                                                                                       6,034,382
NORWAY--0.0%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15                                   1,645,000 NOK       312,845
PANAMA--0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                                       2,740,000         3,146,890
8.875%, 9/30/27                                                                        110,000           157,850
9.375%, 4/1/29                                                                       1,100,000         1,658,250

                14 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                             $   1,175,000      $  1,476,388
                                                                                                  ------------
                                                                                                     6,439,378
PERU--0.4%
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20 (2)                            20,980,000 PEN     8,581,868
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50                         410,000           412,050
                                                                                                  ------------
                                                                                                     8,993,918
POLAND--1.4%
Poland (Republic of) Bonds:
5.25%, 10/25/20                                                                   14,100,000 PLZ     4,083,055
Series 0415, 5.50%, 4/25/15                                                        1,680,000 PLZ       515,908
Series 0416, 5%, 4/25/16                                                          53,215,000 PLZ    15,968,967
Series 1015, 6.25%, 10/24/15                                                      16,725,000 PLZ     5,249,317
Series 1017, 5.25%, 10/25/17                                                         905,000 PLZ       269,393
Poland (Republic of) Sr. Unsec. Nts.:
5.125%, 4/21/21                                                                    3,240,000         3,240,000
6.375%, 7/15/19                                                                    2,085,000         2,298,713
                                                                                                  ------------
                                                                                                    31,625,353
QATAR--0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20 (2)                                      1,595,000         1,762,475
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40 (2)                                 750,000           916,875
                                                                                                  ------------
                                                                                                     2,679,350
RUSSIA--0.1%
Russian Federation Bonds, 5%, 4/29/20 (2)                                          1,250,000         1,231,250
SINGAPORE--0.0%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17                             520,000 SGD       432,445
SOUTH AFRICA--2.2%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                                      1,795,000         1,972,256
Series R209, 6.25%, 3/31/36                                                       57,350,000 ZAR     5,209,052
Series R208, 6.75%, 3/31/21                                                       73,570,000 ZAR     8,168,707
Series R213, 7%, 2/28/31                                                          68,375,000 ZAR     6,913,289
Series R207, 7.25%, 1/15/20                                                      115,470,000 ZAR    13,440,296
Series R186, 10.50%, 12/21/26                                                     85,840,000 ZAR    12,299,640
                                                                                                  ------------
                                                                                                    48,003,240
SPAIN--0.2%
Spain (Kingdom of) Sr. Unsec. Bonds, 4.65%, 7/30/25                                1,230,000 EUR     1,499,990
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41                                  870,000 EUR       962,139
Spain (Kingdom of) Treasury Bills, 1.71%, 12/16/11 (11)                            1,145,000 EUR     1,530,251
                                                                                                  ------------
                                                                                                     3,992,380
SRI LANKA--0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20 (2)                                                                 1,330,000         1,296,750
6.25% 7/27/21 (2)                                                                  1,690,000         1,627,865
                                                                                                  ------------
                                                                                                     2,924,615

                15 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
SWEDEN--0.0%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17                             4,560,000 SEK  $    744,604
THE NETHERLANDS--0.3%
Netherlands (Kingdom of the) Bonds:
2.50%, 1/15/17                                                                       940,000 EUR     1,315,035
3.25%, 7/15/21                                                                     1,450,000 EUR     2,105,852
4%, 7/15/18                                                                          600,000 EUR       911,757
4%, 7/15/19                                                                        1,925,000 EUR     2,946,861
                                                                                                  ------------
                                                                                                     7,279,505
TURKEY--1.0%
Turkey (Republic of) Bonds:
6.875%, 3/17/36                                                                    2,645,000         2,830,150
7%, 3/11/19                                                                        1,360,000         1,530,000
8.68%, 2/20/13 (11)                                                               17,180,000 TRY     8,272,257
10.50%, 1/15/20 (1)                                                                1,120,000 TRY       645,760
11%, 8/6/14                                                                        6,590,000 TRY     3,781,874
14.689%, 8/14/13 (1,12)                                                            2,200,000 TRY     1,692,248
Turkey (Republic of) Nts., 7.50%, 7/14/17                                          1,780,000         2,033,650
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41                                      2,440,000         2,336,300
                                                                                                  ------------
                                                                                                    23,122,239
UKRAINE--0.5%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16 (4)              985,000           856,950
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%,
11/3/17 (2)                                                                        1,980,000         1,841,400
Ukraine (Republic of) Bonds, 7.75%, 9/23/20 (2)                                    2,010,000         1,819,050
Ukraine (Republic of) Sr. Unsec. Nts.:
6.25%, 6/17/16 (2)                                                                 2,470,000         2,201,388
6.75%, 11/14/17 (2)                                                                  330,000           298,980
7.95%, 2/23/21 (2)                                                                 3,745,000         3,407,950
                                                                                                  ------------
                                                                                                    10,425,718
UNITED KINGDOM--0.5%
United Kingdom Treasury Bonds:
3.25%, 12/7/11                                                                     1,645,000 GBP     2,577,730
4.25%, 3/7/36                                                                      2,140,000 GBP     3,782,941
4.75%, 3/7/20                                                                        685,000 GBP     1,282,850
4.75%, 12/7/38                                                                     2,340,000 GBP     4,462,749
                                                                                                  ------------
                                                                                                    12,106,270
URUGUAY--0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36                              2,325,000         2,883,000
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25                           1,950,000         2,301,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22                          3,615,000         4,518,750
                                                                                                  ------------
                                                                                                     9,702,750
VENEZUELA--0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                                         2,800,000         1,750,000

                16 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount              Value
                                                                               -------------      -------------
11.95%, 8/5/31                                                                 $   1,605,000      $   1,179,675
Venezuela (Republic of) Nts.:
8.25%, 10/13/24                                                                    1,160,000            690,200
8.50%, 10/8/14                                                                     1,875,000          1,659,375
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19                                                                    4,635,000          2,966,400
12.75%, 8/23/22                                                                      390,000            311,025
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                                        2,115,000          1,126,238
7.65%, 4/21/25                                                                     5,725,000          3,263,250
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18 (2)                          5,465,000          4,973,150
                                                                                                  -------------
                                                                                                     17,919,313
                                                                                                  -------------
Total Foreign Government Obligations (Cost $482,183,365)                                            462,958,169
LOAN PARTICIPATIONS--0.4%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10%, 2/15/18 (1)                                                                     620,000            567,300
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche
B, 4.236%, 10/19/15 (1,13)                                                         9,361,638          5,827,620
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
12.50%, 7/31/15                                                                    3,186,875          3,290,448
                                                                                                  -------------
Total Loan Participations (Cost $9,485,496)                                                           9,685,368
CORPORATE BONDS AND NOTES--26.7%
CONSUMER DISCRETIONARY--3.4%
AUTO COMPONENTS--0.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20            2,190,000          2,239,275
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr.
Sec. Nts., 9/1/17 (2)                                                              5,172,000          5,146,140
Visteon Corp., 6.75% Sr. Nts., 4/15/19 (2)                                         2,470,000          2,235,350
                                                                                                  -------------
                                                                                                      9,620,765
HOTELS, RESTAURANTS & LEISURE--1.3%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16 (2)                            1,845,000          1,854,225
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15 (2)                        1,285,000          1,162,925
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18                         10,027,000          6,016,200
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17 (2)      2,635,000          2,437,375
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                                                    1,785,000          1,631,044
7.75% Sr. Unsec. Unsub. Nts., 3/15/19                                              1,890,000          1,734,075
Landry's Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15                         2,500,000          2,525,000
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                                           1,885,000          1,729,488
6.625% Sr. Unsec. Nts., 7/15/15                                                    3,885,000          3,311,963
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12                          4,070,000          2,706,550
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19                    1,550,000          1,658,500
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08 (3,4)                                     250,000                 --

                17 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                           $   2,545,000      $  1,018,000
                                                                                                  ------------
                                                                                                    27,785,345
HOUSEHOLD DURABLES--0.2%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15                                                      995,000           676,600
9.125% Sr. Unsec. Nts., 5/15/19                                                    2,825,000         1,808,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
8.50% Sr. Nts., 5/15/18 (2)                                                          995,000           845,750
9% Sr. Nts., 4/15/19 (2)                                                           1,635,000         1,397,925
                                                                                                  ------------
                                                                                                     4,728,275
MEDIA--1.4%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15                   1,850,000         1,433,750
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18                             3,055,000         2,367,625
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27                                               465,000           387,113
7.75% Sr. Unsec. Unsub. Debs., 6/1/27                                              2,983,000         2,550,465
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15 (2)                  4,495,000         2,899,275
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17 (2)         2,350,000         2,338,250
Clear Channel Communications, Inc.:
5.75% Sr. Unsec. Unsub. Nts., 1/15/13                                              1,240,000         1,109,800
9% Sr. Sec. Nts., 3/1/21                                                           1,200,000           897,000
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                                              2,470,000         1,290,575
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19 (2)                                    1,230,000         1,042,425
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17                      1,130,000         1,065,025
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15                               4,245,000         3,862,950
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18 (4)                           965,000         1,013,250
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG,
7.50% Sr. Sec. Nts., 3/15/19 (2)                                                   1,595,000         1,559,113
Newport Television LLC/NTV Finance Corp., 13.509% Sr. Nts., 3/15/17 (2,13)         2,545,261         2,405,272
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts.,
4/15/17                                                                            1,850,000         1,836,125
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18                  2,505,000         2,479,950
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20 (2)                    695,000           655,038
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17                                         1,135,000         1,055,550
                                                                                                  ------------
                                                                                                    32,248,551
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./Jones Apparel
Group USA, Inc./JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec.
Unsub. Nts., 3/15/19                                                               2,390,000         2,174,900
CONSUMER STAPLES--0.9%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts.,
7/24/17 (1)                                                                        2,080,000 BRR     1,130,628
FOOD & STAPLES RETAILING--0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21 (2)                                    2,065,000         2,081,394

                18 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
FOOD PRODUCTS--0.7%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16 (2)                 $   3,680,000      $  3,588,000
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17 (2,13)                                 4,665,812         4,549,167
Blue Merger Sub, Inc., 7.625% Sr. Nts., 2/15/19 (2)                                1,895,000         1,610,750
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17 (2)                       2,275,000         2,149,875
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15 (2)                                        3,798,000         3,380,220
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15 (4)                    2,465,000         2,563,600
                                                                                                  ------------
                                                                                                    17,841,612
ENERGY--4.5%
ENERGY EQUIPMENT & SERVICES--0.4%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19 (4)                       1,695,000         1,576,350
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17                  2,200,000         2,145,000
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15                                                       2,540,000         2,628,900
11.50% Sr. Sec. Nts., 8/1/15 (2)                                                     565,000           584,775
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20                         2,420,000         2,371,600
                                                                                                  ------------
                                                                                                     9,306,625
OIL, GAS & CONSUMABLE FUELS--4.1%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16 (2)                                        1,705,000         1,619,750
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15 (2)                         1,500,000         1,395,000
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17                    2,955,000         3,087,975
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15                                 4,420,000         3,099,525
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec.
Nts., 10/15/20                                                                     2,805,000         2,762,925
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20                            2,715,000         2,728,575
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20 (2)                        815,000           847,704
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37 (2)                                                  5,105,000         4,996,519
8.146% Sr. Sec. Nts., 4/11/18 (2)                                                  2,680,000         2,968,100
8.625% Sr. Sec. Nts., 4/28/34 (2)                                                  1,680,000         1,948,800
9.25% Sr. Unsec. Unsub. Nts., 4/23/19 (2)                                          3,175,000         3,714,750
James River Coal Co., 7.875% Sr. Nts., 4/1/19 (2)                                    640,000           540,800
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21 (2)                      1,775,000         1,726,188
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20 (2)                                                    1,150,000         1,154,313
9.125% Sr. Unsec. Unsub. Nts., 7/2/18 (2)                                          3,580,000         4,063,300
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20         3,950,000         4,088,250
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20 (2)                                                3,560,000         3,346,400
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22 (2)                                           610,000           577,975
7.25% Sr. Unsec. Unsub. Nts., 11/5/19 (2)                                            595,000           606,900
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21 (2)                               3,195,000         3,075,188
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15 (2)                            5,450,000         5,232,000
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                                   4,715,000         4,526,400

                19 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17               $     695,000      $    582,063
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21 (2)            1,190,000         1,190,000
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38                                               680,000           737,800
6.625% Unsec. Unsub. Bonds, 6/15/35                                                4,465,000         4,833,363
Pertamina PT (Persero):
5.25% Nts., 5/23/21 (2)                                                            2,250,000         2,182,500
6.50% Sr. Unsec. Nts., 5/27/41 (2)                                                   995,000           955,200
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                                              1,120,000         1,173,760
7.875% Sr. Unsec. Nts., 3/15/19                                                    1,590,000         1,860,300
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17 (2)                             3,265,000         2,179,388
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21                                              1,650,000         1,749,000
6% Sr. Unsec. Unsub. Nts., 3/5/20                                                  1,380,000         1,523,520
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19 (2)        2,380,000         2,838,150
PT Adaro Indonesia, 7.625% Nts., 10/22/19 (2)                                      2,060,000         2,039,400
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16                               2,300,000         2,495,500
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19                            1,230,000         1,353,000
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20                                                     2,925,000         2,881,125
9.875% Sr. Unsec. Nts., 5/15/16 (2)                                                1,290,000         1,335,150
Tengizchevroil LLP, 6.124% Nts., 11/15/14 (2)                                        934,849           947,703
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19                                      1,375,000         1,189,375
                                                                                                  ------------
                                                                                                    92,153,634
FINANCIALS--5.1%
CAPITAL MARKETS--1.0%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16                    900,000           787,500
Credit Suisse First Boston International, 6.80% Export-Import Bank of
Ukraine Nts., 10/4/12                                                                830,000           819,625
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15                                  1,420,000         1,279,775
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15      6,115,000         6,145,575
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15                                                     1,095,000           892,425
10.50% Sr. Unsec. Unsub. Nts., 11/15/15                                            2,565,000         2,379,038
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18 (2)                         2,646,000         2,725,380
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17                           2,510,000         1,819,750
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16           5,310,000         3,876,300
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19            2,495,000         1,734,025
                                                                                                  ------------
                                                                                                    22,459,393
COMMERCIAL BANKS--2.3%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15 (2)                                    2,050,000         1,998,750
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17 (2)                         1,610,000         1,465,100

                20 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
COMMERCIAL BANKS CONTINUED
Banco BMG SA:
9.15% Nts., 1/15/16 (2)                                                        $   2,660,000      $  2,606,800
9.95% Unsec. Unsub. Nts., 11/5/19 (2)                                              1,150,000         1,121,250
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts., 1/20/16 (2)                         830,000           738,700
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20 (2)                                                         480,000           458,400
6.95% Sub. Nts., 11/7/21 (1,2)                                                     1,510,000         1,574,175
9.75% Jr. Sub. Nts., 11/6/69 (2)                                                     800,000           904,000
Banco Do Brasil SA:
5.875% Unsec. Sub. Nts., 1/26/22 (2)                                                 825,000           794,063
8.50% Jr. Sub. Perpetual Bonds (2,14)                                              1,195,000         1,341,388
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20 (2)                       900,000           945,000
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16 (2)                       830,000           827,925
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16 (2)                                 1,630,000         1,613,700
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                                      2,050,000 EUR     2,891,502
4.50% Sr. Sec. Nts., 7/13/21                                                       1,404,000 EUR     1,957,064
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15 (2)                               3,310,000         3,177,600
CIT Group, Inc., 7% Sec. Bonds, 5/2/17 (2)                                         1,625,000         1,578,281
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17 (2)                                                 710,000           668,834
9.25% Sr. Nts., 10/16/13 (2)                                                       8,420,000         8,756,800
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15 (2)                                                 3,050,000         3,041,573
6.375% Bonds, 4/30/22 (1,2)                                                        3,060,000         2,555,100
Lloyds TSB Bank plc, 4.875% Sec. Nts., 1/13/23                                       170,000 EUR       243,332
PrivatBank JSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12 (2)             1,240,000         1,205,125
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16 (2)                     1,240,000         1,199,700
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20 (2)                        3,530,000         3,477,050
VTB Capital SA:
6.315% Nts., 2/22/18 (2)                                                           2,080,000         1,948,430
6.465% Sr. Sec. Unsub. Nts., 3/4/15 (2)                                            1,560,000         1,571,700
6.551% Sr. Unsec. Nts., 10/13/20 (2)                                               1,185,000         1,096,125
                                                                                                  ------------
                                                                                                    51,757,467
CONSUMER FINANCE--0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12 (3)                                        7,200,000           864,000
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18 (2)                              1,540,000         1,559,250
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15              1,925,000         2,079,000
                                                                                                  ------------
                                                                                                     4,502,250
DIVERSIFIED FINANCIAL SERVICES--0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26 (2)                       2,809,723         2,556,847
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                                      435,000 EUR       601,808
Banco Invex SA, 29.582% Mtg.-Backed Certificates, Series 062U, 3/13/34 (1,12)      4,830,734 MXN       466,660

                21 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31                                          $   1,260,000      $  1,111,950
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds (14)                          2,935,000         2,164,563
JPMorgan Hipotecaria su Casita:
7.809% Sec. Nts., 8/26/35 (1,4)                                                    5,808,600 MXN       460,719
27.977% Mtg.-Backed Certificates, Series 06U, 9/25/35 (1)                          1,723,609 MXN       240,905
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16                    1,465,000         1,457,247
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97 (2,15)                    6,360,000         4,259,546
                                                                                                  ------------
                                                                                                    13,320,245
INSURANCE--0.1%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17           1,475,000         1,486,063
REAL ESTATE INVESTMENT TRUSTS--0.3%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19 (2)                        6,160,000         5,544,000
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22                  2,470,000         2,368,113
                                                                                                  ------------
                                                                                                     7,912,113
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts., 2/23/18 (2)                  1,665,000         1,282,050
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17                              4,355,000         2,917,850
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13 (1,2)                2,230,000         2,190,975
                                                                                                  ------------
                                                                                                     6,390,875
THRIFTS & MORTGAGE FINANCE--0.3%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16 (2)                             785,000           730,050
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16                                               3,250,000 EUR     4,563,285
4.375% Sec. Nts., 5/19/14                                                            745,000 EUR     1,042,732
                                                                                                  ------------
                                                                                                     6,336,067
HEALTH CARE--1.1%
BIOTECHNOLOGY--0.0%
Grifols SA/Giant Funding Corp., 8.25% Sr. Nts., 2/1/18 (2)                           800,000           804,000
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17                                 2,305,000         1,976,538
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18                                  1,030,000           937,300
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17                               1,911,000         1,992,218
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Sub. Nts., 10/15/17 (2)                 735,000           617,400
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16         1,045,000           992,750
                                                                                                  ------------
                                                                                                     6,516,206
HEALTH CARE PROVIDERS & SERVICES--0.6%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15 (13)               1,593,400         1,461,945
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18               1,600,000         1,280,000
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18 (2)                            1,280,000         1,132,800

                22 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Kindred Healthcare, Inc., 8.25% Sr. Nts., 6/1/19 (2)                           $   3,080,000      $  2,367,750
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18 (2)                                       1,920,000         1,910,400
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17                               1,130,000         1,005,700
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17             1,205,000         1,033,288
STHI Holding Corp., 8% Sec. Nts., 3/15/18 (2)                                        795,000           771,150
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts.,
8/15/17) (3)                                                                       1,730,000            21,625
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr.
Nts., 2/1/18                                                                       1,595,000         1,471,388
                                                                                                  ------------
                                                                                                    12,456,046
HEALTH CARE TECHNOLOGY--0.0%
MedAssets, Inc., 8% Sr. Nts., 11/15/18 (2)                                           305,000           292,038
PHARMACEUTICALS--0.2%
Mylan, Inc., 6% Sr. Nts., 11/15/18 (2)                                               810,000           791,775
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts.,
12/1/18 (2)                                                                          765,000           696,150
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18 (2)                               2,320,000         2,227,200
                                                                                                  ------------
                                                                                                     3,715,125
INDUSTRIALS--2.7%
AEROSPACE & DEFENSE--0.6%
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17                       4,005,000         3,514,388
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15                                                      4,815,000         2,070,450
9.75% Sr. Unsec. Sub. Nts., 4/1/17                                                   955,000           315,150
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21 (2)           1,410,000         1,314,825
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17               1,040,000         1,040,000
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18                              4,445,000         4,545,013
                                                                                                  ------------
                                                                                                    12,799,826
AIR FREIGHT & LOGISTICS--0.0%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18 (2)                              770,000           773,850
AIRLINES--0.2%
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15 (2)                           3,630,000         3,875,025
BUILDING PRODUCTS--0.3%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17 (2)                        1,105,000           900,575
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14                    3,945,000         3,762,544
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts.,
12/1/17 (2)                                                                        1,100,000         1,042,250
                                                                                                  ------------
                                                                                                     5,705,369
COMMERCIAL SERVICES & SUPPLIES--0.3%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18                                 2,000,000         1,808,000
West Corp.:
7.875% Sr. Unsec. Nts., 1/15/19                                                    1,220,000         1,152,900
8.625% Sr. Unsec. Nts., 10/1/18                                                    2,665,000         2,605,038
                                                                                                  ------------
                                                                                                     5,565,938

                23 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24 (2)                          $   3,790,761      $  4,378,329
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20 (2)                              780,000           820,950
                                                                                                  ------------
                                                                                                     5,199,279
ELECTRICAL EQUIPMENT--0.1%
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17                              1,646,000         1,720,070
MACHINERY--0.5%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16 (4)                             2,675,000         2,581,375
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20                          2,805,000         2,552,550
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                                     4,370,000         3,889,300
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17                              1,325,000         1,305,125
                                                                                                  ------------
                                                                                                    10,328,350
MARINE--0.1%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875%
Sec. Nts., 1/15/17                                                                 2,790,000         2,702,813
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%
Sr. Sec. Nts., 11/1/17                                                               565,000           553,700
                                                                                                  ------------
                                                                                                     3,256,513
PROFESSIONAL SERVICES--0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15 (2)                          1,745,000         1,631,575
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18          660,000           721,050
                                                                                                  ------------
                                                                                                     2,352,625
ROAD & RAIL--0.3%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18                                       4,495,000         4,315,200
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20 (2)               785,000           779,113
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15 (2)                           3,730,000         2,517,750
                                                                                                  ------------
                                                                                                     7,612,063

INFORMATION TECHNOLOGY--1.3%
COMPUTERS & PERIPHERALS--0.2%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20                                                     2,740,000         2,534,500
7% Sr. Unsec. Nts., 11/1/21 (2)                                                    1,695,000         1,567,875
                                                                                                  ------------
                                                                                                     4,102,375
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17                  4,630,000         4,444,800
INTERNET SOFTWARE & SERVICES--0.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16                                   5,135,000         5,263,375
IT SERVICES--0.4%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15                                   2,145,000         1,780,350
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20 (2)                                                  2,390,000         2,258,550
9.875% Sr. Unsec. Nts., 9/24/15                                                    4,695,000         3,955,538
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20                         765,000           715,275
                                                                                                  ------------
                                                                                                     8,709,713

                24 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                      Amount             Value
                                                                               -------------      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20                    $   2,520,000      $  2,482,200
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18 (2)                                                   1,710,000         1,765,575
10.75% Sr. Unsec. Nts., 8/1/20                                                     2,690,000         2,703,450
                                                                                                  ------------
                                                                                                     6,951,225
MATERIALS--3.0%
CHEMICALS--0.7%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41 (2)                     570,000           525,825
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21 (2)                           2,500,000         2,306,500
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18                                       2,270,000         2,281,350
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18                                                       2,860,000         2,373,800
9% Sec. Nts., 11/15/20                                                             1,340,000           988,250
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17 (2)                               2,862,000         3,098,115
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21                       4,480,000         3,091,200
                                                                                                  ------------
                                                                                                    14,665,040
CONSTRUCTION MATERIALS--0.3%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21 (2)                    1,540,000         1,466,850
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20 (2)                                    872,000           575,520
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16 (2)                              1,275,000           937,125
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18 (2)                                     1,950,000         1,340,625
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18                             1,355,000         1,111,100
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20 (2)                    990,000           970,200
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16 (2)                                1,075,000           741,750
                                                                                                  ------------
                                                                                                     7,143,170
CONTAINERS & PACKAGING--0.3%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21                                     2,975,000         2,543,625
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19 (2)                               2,075,000         2,080,188
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14                                         3,140,000         2,747,500
                                                                                                  ------------
                                                                                                     7,371,313
METALS & MINING--0.9%
Aleris International, Inc., 7.625% Sr. Nts., 2/15/18 (2)                           4,425,000         3,993,563
Alrosa Finance SA, 7.75% Nts., 11/3/20 (2)                                         1,580,000         1,504,950
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16 (2)                       1,245,000         1,067,588
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19 (2)                            750,000           796,875
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16 (2)                          2,165,000         1,894,375
JSC Severstal, 6.70% Nts., 10/25/17 (2)                                            1,940,000         1,653,850
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18 (2)                            1,665,000         1,405,593
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21 (2)                                                  2,500,000         1,950,000
9.50% Sr. Unsec. Nts., 7/18/18 (2)                                                 7,715,000         6,789,200
                                                                                                  ------------
                                                                                                    21,055,994
PAPER & FOREST PRODUCTS--0.8%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18 (2)                               1,779,000         1,867,950

                25 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                    Principal
                                                                                       Amount              Value
                                                                                 ------------        -----------
PAPER & FOREST PRODUCTS CONTINUED
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15 (2,13)            $  4,002,496        $ 2,621,635
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15 (2)                            4,085,000          4,023,725
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16 (2)                               3,981,000          2,607,555
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17                          2,005,000          1,979,938
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14 (3)                                  4,855,000          3,629,113
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15 (2)                        1,500,000            877,500
                                                                                                     -----------
                                                                                                      17,607,416
TELECOMMUNICATION SERVICES--1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19 (2)                                    2,490,000          2,116,500
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16 (2)                               2,990,000 BRR      1,447,095
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12                    1,485,000          1,195,425
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17                                                            1,410,000          1,374,750
8.75% Sr. Unsec. Sub. Nts., 3/15/18                                                 2,010,000          1,793,925
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17                                                      2,755,000          2,396,850
12.50% Sr. Unsec. Nts., 2/4/17 (13)                                                 1,424,414          1,228,557
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20 (2)                     755,000            698,375
Level 3 Financing, Inc.:
9.25% Sr. Unsec. Unsub. Nts., 11/1/14                                                 320,000            317,600
9.375% Sr. Unsec. Unsub. Nts., 4/1/19 (2)                                           3,460,000          3,235,100
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20 (2)                         4,162,000          3,995,520
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18 (2)                       1,190,000          1,018,938
                                                                                                     -----------
                                                                                                      20,818,635
WIRELESS TELECOMMUNICATION SERVICES--0.9%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40                                                925,000            971,250
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                                            52,700,000 MXN      3,595,913
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20                       5,285,000          4,611,126
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20                           2,770,000          2,444,525
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20 (2)                 2,335,000          2,335,000
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21 (2)        1,245,000          1,047,294
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22 (2)                    2,055,000          1,659,413
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18 (2)                                 4,190,000          4,085,250
                                                                                                     -----------
                                                                                                      20,749,771
UTILITIES--2.8%
ELECTRIC UTILITIES--1.7%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19 (2)       2,185,000          2,469,050
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                                  3,780,000          2,268,000

                26 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                    Principal
                                                                                       Amount               Value
                                                                                 ------------        ------------
ELECTRIC UTILITIES CONTINUED
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22 (2)      $    840,000        $    714,000
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19 (2)              1,435,000           1,653,838
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20              2,687,000           2,633,260
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21 (2)                                                 2,900,000           2,958,000
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26                                  31,000,000 ZAR       3,505,759
10% Nts., Series ES23, 1/25/23                                                     44,000,000 ZAR       5,955,473
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19 (2)                                 4,550,000           4,852,584
Majapahit Holding BV:
7.75% Nts., 10/17/16 (2)                                                            2,250,000           2,505,938
8% Sr. Unsec. Nts., 8/7/19 (2)                                                      1,150,000           1,299,500
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16                        109,600,000 PHP       2,762,276
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15                                           8,270,000           3,142,600
10.25% Sr. Unsec. Nts., Series B, 11/1/15                                           1,460,000             547,500
                                                                                                     ------------
                                                                                                       37,267,778
ENERGY TRADERS--0.9%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20 (2)                                          1,640,000           1,684,759
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21 (2)                      1,665,000           1,689,975
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20                            2,770,000           2,700,750
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18 (2)                              270,000             257,850
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17 (2)                           3,755,000           3,811,325
GenOn Energy, Inc.:
9.50% Sr. Unsec. Nts., 10/15/18                                                     1,465,000           1,384,425
9.875% Sr. Unsec. Nts., 10/15/20                                                    1,465,000           1,377,100
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19 (2)                                             1,280,000           1,465,600
7.39% Sr. Gtd. Unsec. Nts., 12/2/24 (2)                                             1,270,000           1,460,500
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15 (2)               1,150,000           1,129,490
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15                            3,630,000           3,684,450
                                                                                                     ------------
                                                                                                       20,646,224
GAS UTILITIES--0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21                 680,000             581,400
TGI International Ltd., 9.50% Nts., 10/3/17 (2)                                     1,442,000           1,557,360
                                                                                                     ------------
                                                                                                        2,138,760
WATER UTILITIES--0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts.,
12/16/20 (2)                                                                        1,475,000           1,482,375
                                                                                                     ------------
Total Corporate Bonds and Notes (Cost $649,913,229)                                                   596,626,489

                27 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                          Shares              Value
                                                                                 ---------------        -----------
PREFERRED STOCKS--0.3%
Ally Financial, Inc., 7%, Non-Vtg. (2)                                                     5,231        $ 3,503,299
GMAC Capital Trust I, 8.125% Cum.                                                         30,000            547,500
Greektown Superholdings, Inc., Series A-1 (16)                                            45,600          3,234,864
                                                                                                        -----------
Total Preferred Stocks (Cost $9,847,060)                                                                  7,285,663
COMMON STOCKS--0.6%
AbitibiBowater, Inc.  (16)                                                                88,383          1,325,745
American Media Operations, Inc.  (16)                                                    161,731          2,587,696
Arco Capital Corp. Ltd.  (4,16)                                                          690,638          1,381,276
Dana Holding Corp.  (16)                                                                  72,775            764,138
Gaylord Entertainment Co., Cl. A  (16)                                                    76,364          1,476,880
Global Aviation Holdings, Inc.  (16)                                                         100              1,000
Greektown Superholdings, Inc.  (16)                                                        3,450            227,666
Huntsman Corp.                                                                            25,585            247,407
Kaiser Aluminum Corp.                                                                        229             10,140
Linn Energy LLC                                                                           12,080            430,773
LyondellBasell Industries NV, Cl. A                                                       74,839          1,828,317
MHP SA, GDR  (2,16)                                                                       56,610            693,378
Orbcomm, Inc.  (16)                                                                          375                956
Premier Holdings Ltd.  (16)                                                               18,514                 --
Range Resources Corp.                                                                      7,593            443,887
Solutia, Inc.  (16)                                                                       21,182            272,189
Visteon Corp.  (16)                                                                       36,636          1,575,348
Walter Industries, Inc.                                                                    3,907            234,459
Whiting Petroleum Corp.  (16)                                                              7,858            275,659
                                                                                                        -----------
Total Common Stocks (Cost $30,061,552)                                                                   13,776,914

                                                                                           Units
                                                                                 ---------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 (16) (Cost $0)              11,668                420

                                                                                       Principal
                                                                                          Amount
                                                                                 ---------------
STRUCTURED SECURITIES--6.5%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30                13,870,000,000 IDR      1,973,911
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25        10,380,000,000 IDR      1,499,286
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30       2,650,000,000 IDR        377,135
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25          2,650,000,000 IDR        382,766
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13 (1)                      57,980,000 RUR      1,800,677
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13 (1)                       59,410,000 RUR      1,838,631

                28 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                       Principal
                                                                                          Amount              Value
                                                                                 ---------------        -----------
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15 (1,4)          19,220,000 RUR    $   613,328
Indonesia (Republic of) Credit Linked Nts., Series 8, 8.25%, 7/19/21 (2)           7,990,000,000 IDR        963,904
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25                     2,100,000,000 IDR        303,324
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.253%,
10/25/11 (1)                                                                           1,960,000          1,969,511
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13 (1,4)                           39,820,000 RUR      1,246,825
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15 (1,4)                         15,632,000 UAH      1,597,424
Citigroup Global Markets Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12 (4)                34,400,000,000 IDR      3,758,940
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18 (4)                   3,255,000,000 COP      2,067,899
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24                 10,368,000,000 COP      6,406,773
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20           2,665,000,000 COP      1,688,712
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12 (4)                        49,300,000 DOP      1,301,026
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11 (3)                                      53,910,000 RUR          5,023
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12 (1)                           81,784,500 RUR      2,476,725
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized
Construction & Installation Administration Total Return Linked Nts., 13%,
5/20/10 (3)                                                                           97,250,000 RUR            302
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts.,
9.25%, 6/27/12                                                                        42,600,000 RUR      1,283,332
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12 (1)                             44,460,000 RUR      1,436,020
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12 (1)                             41,550,000 RUR      1,342,029
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12 (1)                             30,880,000 RUR        997,397
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25 (4,11)            1,899,154          1,326,402
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25 (4,11)                        2,419,815          1,690,040
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25 (4,11)                         2,089,123          1,459,079
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25 (4,11)                        1,867,412          1,304,233
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25 (4,11)                        2,325,080          1,623,875
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25 (4,11)                        2,653,725          1,853,407
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25 (4,11)                        2,120,016          1,480,655
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25 (4,11)                        1,992,725          1,391,753
Coriolanus Ltd. Sec. Credit Linked Nts., 12.061%, 12/31/17 (4,12)                     15,420,000 BRR      7,941,338
Indonesia (Republic of) Credit Linked Nts., Series 4, 8.25%, 7/19/21               4,920,000,000 IDR        593,543
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12 (1)                             38,600,000 RUR      1,257,536
JSC Gazprom Total Return Linked Nts., Series 4, 13.12%, 6/28/12 (1)                   45,990,000 RUR      1,498,292
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12 (1,4)                                   20,500,000 UAH      2,493,651

                29 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                       Principal
                                                                                          Amount              Value
                                                                                 ---------------        -----------
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.25%, 5/22/15 (1,4)                          697,693 MXN    $    49,021
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.25%, 5/22/15 (1,4)                        1,220,632 MXN         85,763
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.25%, 5/22/15 (1,4)                       18,404,162 MXN      1,293,104
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.25%, 5/22/15 (1,4)                        1,341,270 MXN         94,240
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.25%, 5/22/15 (1,4)                          974,458 MXN         68,467
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.25%, 5/22/15 (1,4)                          622,337 MXN         43,726
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.25%, 5/22/15 (1,4)                          114,609 MXN          8,053
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12                   885,000            794,429
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12                     885,000            702,938
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.635%, 4/30/12 (1,4)                                                      4,100,000          3,720,750
Series 335, 2.085%, 4/30/12 (1,4)                                                      6,300,000          5,992,560
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts.,
10.476%, 2/8/37 (4,11)                                                            63,720,800,000 COP      1,125,844
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.445%, 12/20/17 (1,4)                                                 6,250,000          4,821,875
Series 2008-01, 9.888%, 8/2/10 (3,4,11)                                               14,337,604 BRR        762,537
Series 2008-2A, 7.937%, 9/17/13 (1,4)                                                 12,143,750         12,362,338
HSBC Bank USA NA:
Indonesia (Republic of) Credit Linked Nts., Series 2, 8.25%, 7/15/21 (2)          13,360,000,000 IDR      1,611,735
Indonesia (Republic of) Credit Linked Nts., Series 2, 9.50%, 7/15/31 (2)          13,330,000,000 IDR      1,743,449
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20 (4)                        1,315,000,000 COP        833,492
Indonesia (Republic of) Credit Linked Bonds, 8.25%, 7/19/21 (2)                   15,945,000,000 IDR      1,923,587
Indonesia (Republic of) Credit Linked Bonds, Series 10, 8.25%, 7/19/21 (2)         5,350,000,000 IDR        645,418
Indonesia (Republic of) Credit Linked Bonds, Series 11, 8.25%, 7/19/21 (2,7)       3,070,000,000 IDR        370,361
Indonesia (Republic of) Credit Linked Bonds, Series 6, 8.25%, 7/19/21 (2)         10,090,000,000 IDR      1,217,246
Indonesia (Republic of) Credit Linked Bonds, Series 7, 8.25%, 7/19/21 (2,7)       22,680,000,000 IDR      2,736,089
Indonesia (Republic of) Credit Linked Bonds, Series 9, 8.25%, 7/19/21 (2,7)        3,970,000,000 IDR        478,936
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30 (2)         6,700,000,000 IDR        953,511
Indonesia (Republic of) Credit Linked Nts., Series 4, 11%, 9/17/25                32,670,000,000 IDR      4,718,850
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30 (2)              1,190,000,000 IDR        169,355
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25 (2)      2,100,000,000 IDR        303,324
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 1, 9.50%, 7/17/31 (2)           4,222,000,000 IDR        552,201

                30 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                       Principal
                                                                                          Amount               Value
                                                                                 ---------------        ------------
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30 (2,7)       21,270,000,000 IDR     $ 3,027,043
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25 (2)             7,420,000,000 IDR       1,071,744
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13 (1,4)                           39,840,000 RUR       1,237,306
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13 (1,4)                48,970,000 RUR       1,513,250
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16 (3,11)                     363,871              36,387
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit
Linked Nts., 7.55%, 5/24/12 (4)                                                        1,490,521             690,111
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16 (4)        1,784,000,000 COP         874,252
Morgan Stanley:                                                                        4,885,000 PEN       1,419,472
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17 (2)
Russian Federation Total Return Linked Bonds, Series 007,
Cl. VR, 5%, 8/22/34                                                                   66,207,577 RUR         970,200
Morgan Stanley Capital Services, Inc.:                                                28,914,000 BRR       2,702,223
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22 (2,11)
United Mexican States Credit Linked Nts., 5.64%, 11/20/15 (4)                          2,000,000           1,700,000
Standard Bank Group Ltd.:                                                              1,710,000 GHS       1,033,465
Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12 (4,11)
Ghana (Republic of) Credit Linked Bonds, 10.268%, 12/7/11 (4,11)                       1,870,000 GHS       1,146,257
UBS AG:                                                                                1,222,052 GHS         760,210
Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11 (4)
Indonesia (Republic of) Total Return Linked Nts., 8.25%, 7/19/21                  29,720,000,000 IDR       3,585,387
Indonesia (Republic of) Total Return Linked Nts., Series 1, 9.50%, 7/17/31        25,870,000,000 IDR       3,383,573
Indonesia (Republic of) Total Return Linked Nts., Series 3, 8.25%, 7/19/21         2,970,000,000 IDR         358,297
Indonesia (Republic of) Total Return Linked Nts., Series 5, 8.25%, 7/19/21        23,105,000,000 IDR       2,787,361
Indonesia (Republic of) Total Return Linked Nts., Series 999, 9.50%, 7/17/31      18,212,000,000 IDR       2,381,973
                                                                                                        ------------
Total Structured Securities (Cost $171,075,491)                                                          144,106,414

                                            Expiration     Strike
                                                  Date      Price           Contracts
                                            ----------  ---------      --------------
OPTIONS PURCHASED--0.7%
Australian Dollar (AUD) Call (16)            11/10/11   $   1.050             950,000        2,031
Australian Dollar (AUD) Call (16)             1/13/12       1.040           1,905,000       15,249
Australian Dollar (AUD) Call (16)             1/13/12       1.040           1,905,000       16,870
Australian Dollar (AUD) Call (16)             1/13/12       1.040           2,930,000       23,278
Australian Dollar (AUD) Call (16)             1/17/12       1.040             950,000        8,905

                31 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                            Expiration     Strike
                                                  Date      Price           Contracts        Value
                                            ----------  ---------      --------------  -----------
Brazilian Real (BRR) Put (16)                 11/22/11  $   1.700           5,650,000  $   337,229
Brazilian Real (BRR) Put (16)                 11/22/11      1.700          16,960,000      970,585
Brazilian Real (BRR) Put (16)                 11/28/11      1.700           5,630,000      326,349
Canadian Dollar (CAD) Futures,
12/20/11 Put (16)                             10/10/11     95.500                   4        3,240
Euro (EUR) Call (16)                           1/13/12      1.390             950,000       24,297
Euro (EUR) Call (16)                           1/18/12      1.400             955,000       21,697
Euro (EUR) Put (16)                            11/2/11      1.350           6,910,000      203,189
Euro (EUR) Put (16)                            11/2/11      1.350          12,480,000      359,075
Euro-Bundesobligation Futures,
12/8/11 Call (16)                              10/3/11    137.500 EUR              72          965
Euro-Bundesobligation Futures,
12/8/11 Call (16)                              10/3/11    138.500 EUR              48          643
Euro-Bundesobligation Futures,
12/8/11 Call (16)                              10/3/11    140.500 EUR              24          322
Japanese Yen (JPY) Futures,
12/19/11 Put (16)                             10/10/11    127.000                  22        5,225
Japanese Yen (JPY) Futures,
12/19/11 Put (16)                             10/10/11    129.000                  15        9,938
Japanese Yen (JPY) Put (16)                   11/17/11     78.900          87,300,000        8,147
Mexican Nuevo Peso (MXN) Call (16)            11/18/11     12.000          99,800,000        6,470
Mexican Nuevo Peso (MXN) Call (16)            11/18/11     12.000          99,800,000        4,456
Mexican Nuevo Peso (MXN) Call (16)             1/18/12     12.950          64,860,000       93,142
Mexican Nuevo Peso (MXN) Call (16)             1/18/12     12.950          64,860,000       72,425
New Zealand Dollar (NZD) Call (16)             1/13/12      0.840           2,860,000       17,268
New Zealand Dollar (NZD) Call (16)             1/17/12      0.840           2,800,000       15,986
New Zealand Dollar (NZD) Call (16)             1/17/12      0.840           2,855,000       16,456
South Korean Won (KRW) Call (16)               1/19/12    120.000       1,219,000,000       15,737
U.S. Treasury Bonds, 3.75%, 8/15/41
Call (16)                                      12/5/11    108.530         134,500,000   13,660,156
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                      10/3/11    130.000                 240        3,750
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     10/24/11    120.000                 390        6,094
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     10/24/11    122.000                 390        6,094
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     10/24/11    127.000                  39        4,266

                32 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                            Expiration     Strike
                                                  Date      Price           Contracts        Value
                                            ----------  ---------      --------------  -----------
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     11/28/11  $ 127.500                  15  $     7,734
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     11/28/11    123.500                 240       26,250
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     11/28/11    125.500                 240       56,250
U.S. Treasury Nts. Futures,
10 yr., 12/20/11 Put (16)                     11/28/11    129.000                  19       17,813
                                                                                       -----------
Total Options Purchased (Cost $10,549,309)                                              16,367,581

                                                                       Shares
                                                                   ----------
INVESTMENT COMPANIES--21.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16% (17,18)  65,200,526       65,200,526
Oppenheimer Master Event-Linked Bond Fund, LLC  (17)                4,827,322       54,065,421
Oppenheimer Master Loan Fund, LLC  (17)                            29,466,809      340,593,855
Oppenheimer Short Duration Fund, Cl. Y  (17)                        1,000,069       10,000,693
                                                                                --------------
Total Investment Companies (Cost $484,243,783)                                     469,860,495

Total Investments, at Value (Cost $2,484,249,893)                       103.7%   2,319,265,870
Liabilities in Excess of Other Assets                                    (3.7)     (81,854,623)
                                                                   ----------  ---------------

Net Assets                                                              100.0%  $2,237,411,247
                                                                   ==========  ===============

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
DKK   Danish Krone
DOP   Dominican Republic Peso
EUR   Euro
GBP   British Pound Sterling
GHS   Ghana Cedi
HUF   Hungarian Forint
IDR   Indonesia Rupiah
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Nuevo Peso
MYR   Malaysian Ringgit
NOK   Norwegian Krone
NZD   New Zealand Dollar
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
SGD   Singapore Dollar

                33 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

TRY   New Turkish Lira
UAH   Ukraine Hryvnia
ZAR  South African Rand

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $393,228,594 or 17.58% of the Fund's net assets as of September 30, 2011.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

4. Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $96,364,802, which represents 4.31% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                        UNREALIZED
                                                                               ACQUISITION                            APPRECIATION
SECURITY                                                                             DATES         COST       VALUE (DEPRECIATION)
                                                                           --------------- ------------ ----------- --------------
Arco Capital Corp. Ltd.                                                            2/27/07  $10,359,570 $ 1,381,276 $   (8,978,294)
Citigroup Funding, Inc., ALROSA Russia Corporate Bond Credit Linked
Unsec. Nts., 8.25%, 6/25/15                                                         3/1/11      679,768     613,328        (66,440)
Citigroup Funding, Inc., Russian Federation Credit Linked Bonds, 6.70%,
2/8/13                                                                              3/2/11    1,412,839   1,246,825       (166,014)
Citigroup Funding, Inc., Ukraine (Republic of) Credit Linked Nts., 5.50%,
9/1/15                                                                              9/7/10    1,659,143   1,597,424        (61,719)
Citigroup Global Markets Holdings, Inc., Adira Dinamika Multi Finance
Credit Linked Nts., 6.75%, 1/5/12                                                  6/17/11    3,995,354   3,758,940       (236,414)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit
Linked Bonds, 11.25%, 10/25/18                                                     12/9/08    1,375,985   2,067,899        691,914
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit
Linked Nts., 15%, 3/12/12                                                           3/7/07    1,479,820   1,301,026       (178,794)
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16                6/30/11      985,000     856,950       (128,050)
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16                          4/21/10-5/3/11    2,685,369   2,581,375       (103,994)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series
2007-RS1, Cl. A2, 0.736%, 1/27/37                                                  5/29/08      989,380     625,886       (363,494)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128,
3.006%, 5/6/25                                                                     10/8/10    1,274,087   1,326,402         52,315
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25         4/16/09    1,296,201   1,391,753         95,552
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25         8/18/09    1,388,004   1,480,655         92,651
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25         9/25/09    1,741,381   1,853,407        112,026
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25        12/17/09    1,532,731   1,623,875         91,144
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25         3/30/10    1,236,993   1,304,233         67,240
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25          5/18/10    1,388,719   1,459,079         70,360
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25         7/16/10    1,614,366   1,690,040         75,674
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 12.061%,
12/31/17                                                                           9/19/07    6,793,723   7,941,338      1,147,615
Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12                    6/30/11    2,596,724   2,493,651       (103,073)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.25%,
5/22/15                                                                            5/21/08       67,269      49,021        (18,248)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.25%,
5/22/15                                                                            6/12/08      117,680      85,763        (31,917)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.25%,
5/22/15                                                                            6/18/08    1,785,486   1,293,104       (492,382)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.25%,
5/22/15                                                                             7/8/08      130,028      94,240        (35,788)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.25%,
5/22/15                                                                            7/15/08       94,626      68,467        (26,159)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.25%,
5/22/15                                                                             8/8/08       61,263      43,726        (17,537)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.25%,
5/22/15                                                                            8/22/08       11,304       8,053         (3,251)

                34 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Eirles Two Ltd. Sec. Nts., Series 324, 3.635%, 4/30/12                             4/17/07    4,101,561   3,720,750       (380,811)
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12                             9/17/07    6,268,604   5,992,560       (276,044)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts.,
Series 2000-A, Cl. B, 0.656%, 8/15/25                                              8/17/00    1,820,063           -     (1,820,063)
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19                           5/24/11    1,695,000   1,576,350       (118,650)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked
Nts., 10.476%, 2/8/37                                                              1/18/07    6,108,976   1,125,844     (4,983,132)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.445%, 12/20/17                12/13/07    6,250,000   4,821,875     (1,428,125)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10           4/18/08-10/1/08    7,188,001     762,537     (6,425,464)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.937%, 9/17/13                 10/23/08   12,225,344  12,362,338        136,994
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series
2007-1A, Cl. B, 2.152%, 8/15/22                                                    11/6/07    6,988,671   5,194,200     (1,794,471)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series
2007-1A, Cl. C, 3.452%, 8/15/22                                                     6/8/07    5,270,000   3,320,100     (1,949,900)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series
2007-1A, Cl. D, 5.452%, 8/15/22                                                     6/8/07    5,270,000   3,162,000     (2,108,000)
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18                             7/20/10      965,000   1,013,250         48,250
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%,
7/28/20                                                                            8/24/10      905,981     833,492        (72,489)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, 6.70%,
2/8/13                                                                              3/1/11    1,395,999   1,237,306       (158,693)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, Series 2,
7.15%, 1/25/13                                                                     2/28/11    1,718,223   1,513,250       (204,973)
JPMorgan Hipotecaria su Casita, 7.809% Sec. Nts., 8/26/35                          3/21/07      526,714     460,719        (65,995)
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit
Linked Nts., 7.55%, 5/24/12                                                        6/20/07    1,493,919     690,111       (803,808)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16           10/20/06      762,393     874,252        111,859
Morgan Stanley Capital Services, Inc., United Mexican States Credit
Linked Nts., 5.64%, 11/20/15                                                       11/3/05    2,000,000   1,700,000       (300,000)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through
Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29                             8/10/10       66,025       5,340        (60,685)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08                                          3/6/98      242,675           -       (242,675)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables
Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17                                2/4/11-4/14/11      258,691     257,260         (1,431)
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15                9/22/10-9/23/10    2,616,055   2,563,600        (52,455)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds,
10.038%, 1/25/12                                                                   9/16/11    1,060,107   1,033,465        (26,642)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds,
10.268%, 12/7/11                                                                    9/5/11    1,200,953   1,146,257        (54,696)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11                  12/22/06    1,333,349     760,210       (573,139)
                                                                                           ------------ ----------- --------------
                                                                                           $128,485,117 $96,364,802 $  (32,120,315)
                                                                                           ============ =========== ==============

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,074,848 or 0.49% of the Fund's net assets as of September 30, 2011.

7. When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See accompanying Notes.

8. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $6,566,494. See accompanying Notes.

10. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $11,929,594. See accompanying Notes.

11. Zero coupon bond reflects effective yield on the date of purchase.

                35 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Interest or dividend is paid-in-kind, when applicable.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

16. Non-income producing security.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES        GROSS        GROSS              SHARES
                                                     DECEMBER 31, 2010    ADDITIONS   REDUCTIONS  SEPTEMBER 30, 2011
                                                     -----------------  -----------  -----------  ------------------
Oppenheimer Institutional Money Market Fund, Cl. E          83,436,389  469,364,673  487,600,536          65,200,526
Oppenheimer Master Event-Linked Bond Fund, LLC               1,103,918    3,723,404           --           4,827,322
Oppenheimer Master Loan Fund, LLC                           29,466,809           --           --          29,466,809
Oppenheimer Short Duration Fund, Cl. Y                              --    1,000,069           --           1,000,069

                                                                                          REALIZED
                                                             VALUE         INCOME      GAIN (LOSS)
                                                      ------------    -----------      -----------
Oppenheimer Institutional Money Market Fund, Cl. E    $ 65,200,526    $    67,423      $        --
Oppenheimer Master Event-Linked Bond Fund, LLC          54,065,421      2,877,513 (a)   (2,577,693) (a)
Oppenheimer Master Loan Fund, LLC                      340,593,855     20,858,865 (b)    1,306,983  (b)
Oppenheimer Short Duration Fund, Cl. Y                  10,000,693          4,617               --
                                                      ------------    -----------      -----------
                                                      $469,860,495    $23,808,418      $(1,270,710)
                                                      ============    ===========      ===========

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Rate shown is the 7-day yield as of September 30, 2011.

                36 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

                                                                   LEVEL 3--
                                  LEVEL 1--          LEVEL 2--   SIGNIFICANT
                                 UNADJUSTED  OTHER SIGNIFICANT  UNOBSERVABLE
                              QUOTED PRICES  OBSERVABLE INPUTS        INPUTS           VALUE
                              -------------  -----------------  ------------  --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities       $          --  $      11,463,682  $ 11,676,300  $   23,139,982
Mortgage-Backed Obligations              --        442,916,071     1,476,087     444,392,158
U.S. Government Obligations              --        131,066,217            --     131,066,217
Foreign Government
Obligations                              --        462,958,169            --     462,958,169
Loan Participations                      --          9,685,368            --       9,685,368
Corporate Bonds and Notes                --        596,626,489            --     596,626,489
Preferred Stocks                         --          4,050,799     3,234,864       7,285,663
Common Stocks                     7,310,550          6,237,698       228,666      13,776,914
Rights, Warrants and
Certificates                             --                 --           420             420
Structured Securities                    --        131,012,253    13,094,161     144,106,414
Options Purchased                   148,584         16,218,997            --      16,367,581
Investment Companies             75,201,219        394,659,276            --     469,860,495
                              -------------  -----------------  ------------  --------------
Total Investments, at Value      82,660,353      2,206,895,019    29,710,498   2,319,265,870
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value              --          8,648,462            --       8,648,462
Futures margins                   1,920,669                 --            --       1,920,669
Foreign currency exchange
contracts                                --         18,773,793            --      18,773,793
                              -------------  -----------------  ------------  --------------
Total Assets                  $  84,581,022  $   2,234,317,274  $ 29,710,498  $2,348,608,794
                              -------------  -----------------  ------------  --------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value   $          --  $      (3,168,766) $         --  $   (3,168,766)
Depreciated swaps, at value              --         (7,812,701)           --      (7,812,701)
Appreciated options written,
at value                           (101,082)          (197,268)           --        (298,350)
Depreciated options written,
at value                            (77,122)        (2,252,954)           --      (2,330,076)
Futures margins                    (246,093)                --            --        (246,093)
Foreign currency exchange
contracts                                --        (20,578,301)           --     (20,578,301)
                              -------------  -----------------  ------------  --------------
Total Liabilities             $    (424,297) $     (34,009,990) $         --  $  (34,434,287)
                              -------------  -----------------  ------------  --------------

                37 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                            TRANSFERS OUT OF      TRANSFERS INTO      TRANSFERS OUT OF      TRANSFERS INTO      TRANSFERS OUT OF
                                     LEVEL 1             LEVEL 2               LEVEL 2             LEVEL 3               LEVEL 3
                            ----------------      --------------      ----------------      --------------      ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks               $             --          1,381,276 (a)   $             --      $           --       $    (1,381,276)(a)
Common Stocks                       (968,031) (b)       968,031 (b)                 --                  --                    --
Investment Companies            (353,953,479) (c)   353,953,479 (c)                 --                  --                    --
Structured Securities                     --                 --            (13,653,340) (d)     13,653,340 (d)                --
                            ----------------      -------------       ----------------      --------------      ----------------
Total Assets                $   (354,921,510)     $ 356,302,786       $    (13,653,340)     $   13,653,340            (1,381,276)
                            ----------------      -------------       ----------------      --------------      ----------------

a. Transferred from Level 3 to Level 2 because of the presence of observable market data due to an increase in market activity for these securities.

b. Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

c. Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.

d. Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                 VALUE   PERCENT
------------------------   --------------   -------
United States              $1,453,064,459      62.7%
Brazil                        107,101,800       4.6
Indonesia                      74,592,302       3.2
Mexico                         73,805,144       3.2
Russia                         65,324,329       2.8
South Africa                   60,422,472       2.6
Japan                          47,374,822       2.0
Poland                         31,625,353       1.4
Colombia                       31,165,284       1.4
Ukraine                        29,938,876       1.3
Peru                           29,894,125       1.3
Turkey                         26,320,689       1.1
Supranational                  23,147,309       1.0
Venezuela                      20,098,701       0.9
Hungary                        19,239,040       0.8
Kazakhstan                     18,960,251       0.8
United Kingdom                 17,198,168       0.7

                38 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Argentina                      15,845,458       0.7
Canada                         15,567,839       0.7
Philippines                    14,769,797       0.6
India                          14,335,873       0.6
The Netherlands                11,272,385       0.5
Korea, Republic of South       10,267,731       0.4
Uruguay                         9,702,750       0.4
Malaysia                        9,254,851       0.4
Germany                         9,032,351       0.4
Italy                           7,127,210       0.3
Panama                          6,439,378       0.3
Australia                       6,360,881       0.3
New Zealand                     6,084,092       0.3
Dominican Republic              5,532,373       0.2
Israel                          4,852,584       0.2
Spain                           4,796,380       0.2
Chile                           4,613,857       0.2
Ghana                           4,383,682       0.2
Luxembourg                      3,625,407       0.2
Sri Lanka                       2,924,615       0.1
Trinidad & Tobago               2,838,150       0.1
Belgium                         2,736,963       0.1
Qatar                           2,679,350       0.1
China                           2,023,800       0.1
Costa Rica                      1,969,511       0.1
Austria                         1,714,432       0.1
France                          1,696,422       0.1
Nigeria                         1,619,750       0.1
Norway                          1,190,345       0.1
Greece                          1,156,817       0.1
Denmark                           896,046        --
Sweden                            744,604        --
Finland                           686,784        --
European Union                    608,258        --
Singapore                         432,445        --
Ivory Coast                       209,575        --
                           --------------   -------

Total                      $2,319,265,870     100.0%
                           --------------   -------

                39 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS   September 30, 2011 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                       CONTRACT
COUNTERPARTY/CONTRACT           BUY/     AMOUNT            EXPIRATION               UNREALIZED   UNREALIZED
DESCRIPTION                     SELL    (000'S)                 DATES       VALUE APPRECIATION DEPRECIATION
------------------------------- ---- ----------      ---------------- ----------- ------------ ------------
BANC OF AMERICA:
Brazilian Real (BRR)            Sell      4,510 BRR           10/4/11 $ 2,396,153 $    196,546 $          -
British Pound Sterling (GBP)     Buy        440 GBP           10/3/11     686,117            -        4,683
British Pound Sterling (GBP)    Sell        440 GBP           10/3/11     686,117            -       10,937
Canadian Dollar (CAD)           Sell        340 CAD          11/22/11     324,050       15,565            -
Chilean Peso (CLP)               Buy    831,000 CLP           10/5/11   1,597,989            -      192,573
Chinese Renminbi (Yuan) (CNY)    Buy     58,340 CNY   8/15/12-8/16/12   9,205,116            -      103,972
Chinese Renminbi (Yuan) (CNY)   Sell     29,040 CNY          11/30/11   4,550,578            -        1,706
Euro (EUR)                       Buy      1,735 EUR           10/3/11   2,324,407            -       42,133
Euro (EUR)                      Sell      7,965 EUR   10/3/11-12/9/11  10,669,291      225,393            -
Hungarian Forint (HUF)          Sell  1,349,000 HUF          10/11/11   6,161,297      456,979            -
Indonesia
Rupiah (IDR)                    Sell 49,645,000 IDR          10/17/11   5,391,348       81,969            -
Japanese Yen (JPY)               Buy    123,000 JPY           10/3/11   1,594,777            -       16,225
Japanese Yen (JPY)              Sell    123,000 JPY           10/3/11   1,594,777        5,119            -
Malaysian Ringgit (MYR)          Buy     33,325 MYR          10/11/11  10,433,619            -      636,339
Malaysian Ringgit (MYR)         Sell      9,090 MYR          10/19/11   2,844,985       91,061            -
Mexican Nuevo Peso (MXN)         Buy        800 MXN          11/22/11      57,380            -        7,084
Mexican Nuevo Peso (MXN)        Sell     47,170 MXN          12/15/11   3,376,636      383,052            -
New Zealand
Dollar (NZD)                    Sell      2,850 NZD          10/26/11   2,168,592      172,056            -
Peruvian New Sol (PEN)          Sell      6,010 PEN          10/17/11   2,161,867       32,365            -
Philippines
Peso (PHP)                       Buy    104,650 PHP 10/17/11-10/24/11   2,390,875            -        2,654
Philippines
Peso (PHP)                      Sell    128,000 PHP          11/29/11   2,918,210       20,940            -
Polish Zloty (PLZ)              Sell      5,310 PLZ          10/11/11   1,601,264            -        7,722
Singapore
Dollar (SGD)                     Buy     16,680 SGD          10/11/11  12,753,519            -      894,002
Singapore
Dollar (SGD)                    Sell     16,680 SGD   8/15/12-8/16/12  12,803,458    1,054,375            -
South African Rand (ZAR)        Sell     30,750 ZAR          11/15/11   3,782,335      329,123            -
South Korean Won (KRW)          Sell  4,522,000 KRW  10/26/11-1/25/12   3,828,084       29,713       37,692
                                                                                  ------------ ------------
                                                                                     3,094,256    1,957,722
                                                                                  ------------ ------------
BANC OF AMERICA EM
Peruvian New Sol (PEN)          Sell     11,140 PEN          10/26/11   4,002,211            -       36,034
BARCLAY'S CAPITAL:
Australian Dollar (AUD)         Sell      2,100 AUD 10/26/11-11/22/11   2,024,299       131,759            -
British Pound Sterling (GBP)     Buy        440 GBP           10/4/11     686,110        1,250            -
British Pound Sterling (GBP)    Sell        440 GBP           10/4/11     686,110            -        6,310
Euro (EUR)                       Buy      1,555 EUR           10/4/11   2,083,242            -       14,453
Euro (EUR)                      Sell      2,105 EUR  10/4/11-11/22/11   2,819,882       27,288           79
Hungarian Forint (HUF)           Buy    755,000 HUF          10/11/11   3,448,317            -      584,951
Hungarian Forint (HUF)          Sell    336,000 HUF           6/12/12   1,499,168      234,131            -
Japanese Yen (JPY)               Buy    266,000 JPY           11/1/11   3,450,277            -       17,916

                40 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Japanese Yen (JPY)              Sell    270,000 JPY          10/11/11   3,501,123        1,181            -
New Turkish Lira (TRY)           Buy      7,865 TRY          10/19/11   4,219,317        1,636      136,230
New Turkish Lira (TRY)          Sell      1,935 TRY           10/4/11   1,040,554            -        1,851
New Zealand Dollar (NZD)        Sell      5,440 NZD          10/26/11   4,139,348      337,860            -
Polish Zloty (PLZ)              Sell     19,985 PLZ          10/11/11   6,026,601      559,586            -
Russian Ruble (RUR)              Buy     12,480 RUR  10/7/11-10/24/11     386,305            -       58,536
Russian Ruble (RUR)             Sell      9,410 RUR          12/15/11     288,049       17,744            -
South African Rand (ZAR)         Buy    141,735 ZAR          11/10/11  17,446,254            -    2,749,671
South African Rand (ZAR)        Sell    131,380 ZAR          10/11/11  16,243,873    2,445,925            -
South Korean Won (KRW)           Buy    267,000 KRW           11/8/11     226,062            -       24,171
Swedish Krona (SEK)              Buy    121,080 SEK 11/10/11-11/22/11  17,608,318            -    1,037,913
                                                                                  ------------ ------------
                                                                                     3,758,360    4,632,081
                                                                                  ------------ ------------
CITIGROUP:
Australian Dollar (AUD)         Sell      3,155 AUD          10/26/11   3,042,174      173,312            -
Canadian Dollar (CAD)           Sell      2,285 CAD          10/11/11   2,179,942      123,293            -
Chilean Peso (CLP)               Buy    158,000 CLP          11/22/11     301,810            -       30,367
Chilean Peso (CLP)              Sell    234,000 CLP  10/5/11-11/22/11     448,863       49,656            -
Euro (EUR)                      Sell      9,654 EUR   10/3/11-1/23/12  12,929,935      290,748            -
Hungarian Forint (HUF)          Sell    204,000 HUF           6/12/12     910,209      136,001            -
Mexican Nuevo Peso (MXN)         Buy     14,600 MXN          12/15/11   1,045,132            -        6,005
Norwegian Krone (NOK)            Buy    100,310 NOK          11/10/11  17,052,969            -    1,185,213
Philippines Peso (PHP)          Sell     70,650 PHP 10/24/11-11/29/11   1,610,778       12,622            -
Polish Zloty (PLZ)              Sell      2,710 PLZ          10/11/11     817,217      149,358            -
Russian Ruble (RUR)             Sell      9,010 RUR          10/24/11     278,667       44,735            -
                                                                                  ------------ ------------
                                                                                       979,725    1,221,585
                                                                                  ------------ ------------
CITIGROUP EM:
Brazilian Real (BRR)            Sell     16,140 BRR            1/4/12   8,414,648      392,991            -
Chilean Peso (CLP)               Buy  1,417,000 CLP  11/22/11-12/5/11   2,702,616            -       45,093
Chilean Peso (CLP)              Sell  1,890,000 CLP  10/5/11-11/22/11   3,629,655       91,332            -
Colombian Peso (COP)             Buy  7,931,000 COP  10/7/11-11/22/11   4,105,197            -      327,073
Egyptian Pounds (EGP)            Buy     12,370 EGP          10/11/11   2,067,745        7,150            -
Indonesia Rupiah (IDR)           Buy 47,025,000 IDR          10/11/11   5,136,306            -      355,986
Mexican Nuevo Peso (MXN)        Sell     61,200 MXN          10/18/11   4,404,805      306,258            -
                                                                                  ------------ ------------
                                                                                       797,731      728,152
                                                                                  ------------ ------------
CREDIT SUISSE:
Australian Dollar (AUD)         Sell      1,900 AUD          10/26/11   1,832,054      123,844            -
Chilean Peso (CLP)               Buy  1,726,000 CLP  10/5/11-11/22/11   3,317,041            -      410,970
Chilean Peso (CLP)              Sell    105,000 CLP          10/24/11     201,353            -          204
Colombian Peso (COP)            Sell    602,000 COP          11/22/11     310,860       22,658            -
Euro (EUR)                      Sell         52 EUR   10/4/11-10/5/11      69,666          346            -
Japanese Yen (JPY)               Buy    120,000 JPY           10/4/11   1,555,902            -       18,901
Japanese Yen (JPY)              Sell    159,343 JPY   10/4/11-10/5/11   2,066,024        7,802            -

                41 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Malaysian Ringgit (MYR)          Buy     24,160 MYR          10/31/11   7,557,802            -      492,579
Mexican Nuevo Peso (MXN)        Sell     58,150 MXN          10/18/11   4,185,284      501,558            -
New Turkish Lira (TRY)           Buy     33,605 TRY  10/4/11-11/10/11  17,972,288            -      902,583
New Zealand Dollar (NZD)         Buy      3,280 NZD          10/26/11   2,495,783            -      342,007
Russian Ruble (RUR)             Sell    388,200 RUR           11/7/11  11,975,255    1,263,725            -
South African Rand (ZAR)        Sell     80,320 ZAR          10/11/11   9,930,795    1,094,393            -
Swedish Krona (SEK)              Buy      2,200 SEK          11/22/11     319,752          309       25,375
Swiss Franc (CHF)               Sell            CHF          11/22/11     728,931        8,807          516
                                                                                  ------------ ------------
                                                                                     3,023,442    2,193,135
                                                                                  ------------ ------------
CREDIT SUISSE EM
Chilean Peso (CLP)              Sell    815,000 CLP           10/5/11   1,567,221      128,928            -
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)          Buy      1,710 AUD          10/26/11   1,648,849            -      146,735
Australian Dollar (AUD)         Sell        550 AUD          10/11/11     531,429       43,145            -
British Pound Sterling (GBP)    Sell      1,425 GBP          10/11/11   2,221,899       51,381            -
Chinese Renminbi (Yuan) (CNY)    Buy     27,950 CNY            1/6/12   4,382,797       44,559            -
Danish Krone (DKK)              Sell        530 DKK           10/4/11      95,368        1,712            -
Euro (EUR)                      Sell      9,675 EUR          10/11/11  12,960,963      617,619            -
Japanese Yen (JPY)               Buy    153,000 JPY          10/26/11   1,984,386            -        6,609
Japanese Yen (JPY)              Sell    153,000 JPY          10/26/11   1,984,386            -      125,549
New Zealand
Dollar (NZD)                    Sell      2,845 NZD          10/26/11   2,164,788      166,348            -
Norwegian Krone (NOK)           Sell     26,780 NOK          11/28/11   4,548,540      103,228            -
Philippines Peso (PHP)           Buy     98,000 PHP          10/17/11   2,238,961        3,050            -
Polish Zloty (PLZ)               Buy     57,450 PLZ          11/10/11  17,268,282            -    2,662,334
Swiss Franc (CHF)               Sell      6,165 CHF 10/11/11-10/26/11   6,804,866      362,137            -
                                                                                  ------------ ------------
                                                                                     1,393,179    2,941,227
                                                                                  ------------ ------------
DEUTSCHE BANK EM:
Chinese Renminbi (Yuan) (CNY)    Buy     16,750 CNY           9/28/12   2,645,709       17,846            -
Chinese Renminbi (Yuan) (CNY)   Sell     27,950 CNY            1/6/12   4,382,797            -       17,862
Russian Ruble (RUR)             Sell      6,300 RUR          12/15/11     192,849        2,859           63
Singapore Dollar (SGD)          Sell      5,830 SGD          10/31/11   4,457,772       75,912            -
                                                                                  ------------ ------------
                                                                                        96,617       17,925
                                                                                  ------------ ------------
GOLDMAN SACHS EM:
Brazilian Real (BRR)            Sell     20,670 BRR    11/3/11-1/4/12  10,777,400      516,619            -
Chinese Renminbi (Yuan) (CNY)    Buy     21,080 CNY           9/28/12   3,329,644       18,823            -
Hungarian Forint (HUF)          Sell    816,000 HUF          10/11/11   3,726,923      592,595            -
Malaysian Ringgit (MYR)          Buy     37,125 MYR          10/12/11  11,622,851            -      719,236
Mexican Nuevo Peso (MXN)        Sell     16,400 MXN          10/18/11   1,180,373       59,750            -
New Turkish Lira (TRY)          Sell      3,580 TRY          10/19/11   1,920,554       70,954            -
Polish Zloty (PLZ)              Sell     10,900 PLZ          10/11/11   3,286,963      113,602            -
South African Rand (ZAR)         Buy     21,260 ZAR          10/14/11   2,627,398            -       88,341
South African Rand (ZAR)        Sell     71,950 ZAR          11/15/11   8,850,048      845,110            -
                                                                                  ------------ ------------
                                                                                     2,217,453      807,577
                                                                                  ------------ ------------
GOLDMAN, SACHS & CO.:
British Pound Sterling (GBP)    Sell      2,440 GBP          10/26/11   3,803,921      131,490        9,099
Canadian Dollar (CAD)            Buy        770 CAD          11/10/11     734,068            -       53,825

                42 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Canadian Dollar (CAD)           Sell        234 CAD          10/3/11     223,251        4,068            -
Euro (EUR)                       Buy     12,870 EUR         11/10/11  17,238,015            -    1,037,385
Hungarian Forint (HUF)           Buy    168,000 HUF         10/11/11     767,308            -      110,069
Japanese Yen (JPY)               Buy     46,000 JPY         11/22/11     596,854            -        5,655
Japanese Yen (JPY)              Sell  1,051,000 JPY          1/23/12  13,651,482       87,080            -
Norwegian Krone (NOK)            Buy     26,780 NOK         11/28/11   4,548,540            -       40,746
Norwegian Krone (NOK)           Sell      2,900 NOK         11/22/11     492,710       15,387            -
                                                                                 ------------ ------------
                                                                                      238,025    1,256,779
                                                                                 ------------ ------------
HSBC EM:
Brazilian Real (BRR)             Buy      8,700 BRR   11/3/11-1/4/12   4,584,836            -      195,176
Chinese Renminbi (Yuan) (CNY)    Buy     22,280 CNY          9/28/12   3,519,188       20,444            -
                                                                                 ------------ ------------
                                                                                       20,444      195,176
                                                                                 ------------ ------------
JP MORGAN CHASE:
Philippines Peso (PHP)          Sell    123,000 PHP          1/23/12   2,796,923            -        4,642
Swiss Franc (CHF)                Buy      5,690 CHF         10/26/11   6,280,705            -    1,085,849
                                                                                 ------------ ------------
                                                                                            -    1,090,491
                                                                                 ------------ ------------
JP MORGAN EM:
Chilean Peso (CLP)               Buy  1,231,000 CLP         11/14/11   2,353,917            -      203,474
Chinese Renminbi (Yuan) (CNY)    Buy     45,700 CNY          9/28/12   7,218,442       46,439            -
Colombian Peso (COP)            Sell 14,468,000 COP 10/7/11-10/14/11   7,490,176      608,777            -
Egyptian Pounds (EGP)           Sell      7,790 EGP         10/11/11   1,302,161            -       11,358
Indonesia Rupiah (IDR)           Buy 44,439,436 IDR 10/3/11-12/19/11   4,692,742           31      288,885
Indonesia Rupiah (IDR)          Sell 63,208,118 IDR 10/3/11-10/17/11   6,870,408      106,396            -
Malaysian Ringgit (MYR)         Sell     30,705 MYR         12/20/11   9,592,301      312,538            -
Russian Ruble (RUR)              Buy     12,570 RUR          10/7/11     389,915            -       47,128
Russian Ruble (RUR)             Sell    275,600 RUR         10/11/11   8,543,079    1,137,005            -
South Korean Won (KRW)          Sell  4,728,000 KRW 10/26/11-1/25/12   3,997,496      228,846       31,538
                                                                                 ------------ ------------
                                                                                    2,440,032      582,383
                                                                                 ------------ ------------
NOMURA SECURITIES:
Australian Dollar (AUD)          Buy      4,600 AUD         11/30/11   4,417,647            -       98,679
Chinese Renminbi (Yuan) (CNY)    Buy     22,440 CNY          2/19/13   3,539,111            -       12,927
Mexican Nuevo Peso (MXN)        Sell        800 MXN         11/22/11      57,380          361            3
South Korean Won (KRW)           Buy  1,809,000 KRW          1/25/12   1,528,350            -      165,074
Swiss Franc (CHF)               Sell         10 CHF         11/22/11      11,044        1,214            -
                                                                                 ------------ ------------
                                                                                        1,575      276,683
                                                                                 ------------ ------------
RBS GREENWICH CAPITAL:
Australian Dollar (AUD)         Sell         10 AUD         10/14/11       9,658          109            -
Euro (EUR)                       Buy     17,050 EUR          10/6/11  22,841,633            -    1,488,972
Euro (EUR)                      Sell      1,910 EUR         10/26/11   2,558,410       54,527            -
Swiss Franc (CHF)                Buy        530 CHF         11/10/11     585,204            -       22,291
                                                                                 ------------ ------------
                                                                                       54,636    1,511,263
                                                                                 ------------ ------------
STANDARD CHARTERED BANK EM:
Chinese Renminbi (Yuan) (CNY)    Buy     22,280 CNY          9/28/12   3,519,188       20,444            -
Malaysian Ringgit (MYR)         Sell     10,325 MYR         10/19/11   3,231,515      104,510            -
                                                                                 ------------ ------------
                                                                                      124,954            -
                                                                                 ------------ ------------

                43 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

STANDARD NY EM
Egyptian Pounds (EGP)            Buy      7,780 EGP          11/10/11   1,290,653          972            -
STATE STREET:
New Turkish Lira (TRY)           Buy      8,390 TRY          11/29/11   4,472,591            -       33,776
Polish Zloty (PLZ)              Sell      5,310 PLZ          10/11/11   1,601,264            -       11,062
South African Rand (ZAR)         Buy     14,570 ZAR          10/14/11   1,800,621            -       55,951
South African Rand (ZAR)        Sell     27,580 ZAR 10/11/11-11/22/11   3,408,838        4,326       54,971
Swedish Krona (SEK)              Buy     45,400 SEK          10/26/11   6,607,537            -      755,060
                                                                                  ------------ ------------
                                                                                         4,326      910,820
                                                                                  ------------ ------------
UBS INV BANK EM:
Brazilian Real (BRR)             Buy      4,510 BRR           10/4/11   2,396,153            -      112,190
Brazilian Real (BRR)            Sell     11,950 BRR           11/3/11   6,301,846      304,744            -
Hong Kong Dollar (HKD)          Sell     35,400 HKD          11/30/11   4,549,096            -        5,158
Indonesia Rupiah (IDR)           Buy  3,776,000 IDR          10/20/11     408,880            -       16,824
New Taiwan Dollar (TWD)         Sell    138,000 TWD          10/31/11   4,531,137       15,815            -
Philippines Peso (PHP)          Sell    201,000 PHP          10/17/11   4,592,155       20,052            -
                                                                                  ------------ ------------
                                                                                       340,611      134,172
                                                                                  ------------ ------------
UBS INVESTMENT BANK
Japanese Yen (JPY)               Buy    274,000 JPY           11/1/11   3,554,044            -       19,900
WESTPAC:
Australian Dollar (AUD)         Sell        140 AUD          11/22/11     134,571        3,739            -
New Zealand Dollar (NZD)         Buy        615 NZD          10/26/11     467,959            -       65,196
New Zealand Dollar (NZD)        Sell        860 NZD          10/26/11     654,382       54,788            -
                                                                                  ------------ ------------
                                                                                        58,527       65,196
                                                                                  ------------ ------------
Total unrealized appreciation
 and depreciation                                                                 $ 18,773,793 $ 20,578,301
                                                                                  ============ ============

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                                                                        UNREALIZED
                                                  NUMBER OF EXPIRATION                APPRECIATION
CONTRACT DESCRIPTION                     BUY/SELL CONTRACTS       DATE        VALUE (DEPRECIATION)
---------------------------------------- -------- --------- ---------- ------------ --------------
DAX Index                                     Buy        20   12/16/11 $  3,664,876 $     (90,117)
Euro-BOBL                                    Sell        13    12/8/11    2,127,102         11,971
Euro-Bundesobligation                        Sell        20    12/8/11    3,657,239       (20,320)
Euro-Bundesobligation, 10 yr.                 Buy        26    12/8/11    4,754,411       (18,702)
FTSE 100 Index                               Sell        87   12/16/11    6,906,194        176,829
Japan (Government of)
Mini Bonds, 10 yr.                            Buy        40    12/8/11    7,376,637          (158)
NASDAQ 100 E-Mini Index                      Sell       166   12/16/11    7,086,540        610,335
NIKKEI 225 Index                              Buy        14    12/8/11      787,307        (8,511)
NIKKEI 225 Index                             Sell        61    12/8/11    6,880,591        (6,856)
Standard & Poor's 500 E-Mini Index (The)     Sell       499   12/16/11   28,093,700        974,692
U.S. Treasury Long Bonds, 20 yr.              Buy       699   12/20/11   99,694,875      3,001,928
U.S. Treasury Nts., 2 yr.                     Buy       517   12/30/11  113,845,016      (135,438)
U.S. Treasury Nts., 2 yr.                    Sell        50   12/30/11   11,010,156         11,211
U.S. Treasury Nts., 5 yr.                    Sell     1,129   12/30/11  138,284,859       (18,785)
U.S. Treasury Nts., 10 yr.                    Buy       374   12/20/11   48,655,063        276,455
U.S. Treasury Nts., 10 yr.                   Sell       653   12/20/11   84,951,219      (305,968)
U.S. Treasury Ultra Bonds                     Buy       197   12/20/11   31,249,125      2,689,018
United Kingdom Long Gilt                      Buy         7   12/28/11    1,418,950         10,502
                                                                                    --------------
                                                                                    $    7,158,086
                                                                                    ==============

                44 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

WRITTEN OPTIONS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                                                                                      UNREALIZED
                                      NUMBER OF   EXERCISE     EXPIRATION   PREMIUMS               APPRECIATION/
DESCRIPTION                   TYPE    CONTRACTS      PRICE           DATE   RECEIVED       VALUE  (DEPRECIATION)
----------------------------- ---- ------------ ----------     ---------- ---------- -----------  --------------
Australian Dollar (AUD)       Call    2,930,000 $    1.100        1/13/12    $18,566 $    (6,371)  $      12,195
Australian Dollar (AUD)       Call    1,905,000      1.100        1/13/12     15,240      (4,308)         10,932
Australian Dollar (AUD)       Call    1,905,000      1.100        1/13/12     16,219      (7,418)          8,801
Australian Dollar (AUD)       Call      950,000      1.100        1/17/12      6,270      (2,342)          3,928
Australian Dollar (AUD)       Call      950,000      1.100       11/10/11      4,598        (309)          4,289
Australian Dollar (AUD)        Put    2,930,000      0.920        1/13/12     50,007     (81,222)        (31,215)
Australian Dollar (AUD)        Put    1,905,000      0.959        1/13/12     40,005     (74,175)        (34,170)
Australian Dollar (AUD)        Put    1,905,000      0.949        1/13/12     38,083     (66,171)        (28,088)
Australian Dollar (AUD)        Put      950,000      0.923        1/17/12     16,948     (25,431)         (8,483)
Australian Dollar (AUD)        Put      950,000      0.980       11/10/11     23,275     (29,453)         (6,178)
Brazilian Real (BRR)           Put   18,460,000      1.850       11/22/11     78,081    (449,714)       (371,633)
Brazilian Real (BRR)           Put    6,150,000      1.850       11/22/11      7,978    (175,149)       (167,171)
Brazilian Real (BRR)           Put    6,130,000      1.850       11/28/11     30,650    (156,259)       (125,609)
British Pound Sterling (GBP)  Call      440,000      1.561        10/4/11      4,396      (3,047)          1,349
British Pound Sterling (GBP)  Call      435,000      1.563        10/5/11      4,221      (3,210)          1,011
British Pound Sterling (GBP)  Call      410,000      1.555        10/3/11      4,434      (3,961)            473
British Pound Sterling (GBP)  Call      440,000      1.558        10/7/11      4,247      (5,471)         (1,224)
British Pound Sterling (GBP)  Call      445,000      1.565        10/6/11      4,094      (3,236)            858
British Pound Sterling (GBP)   Put      440,000      1.561        10/4/11      4,396      (1,995)          2,401
British Pound Sterling (GBP)   Put      435,000      1.563        10/5/11      4,221      (2,768)          1,453
British Pound Sterling (GBP)   Put      410,000      1.555        10/3/11      4,434        (602)          3,832
British Pound Sterling (GBP)   Put      440,000      1.558        10/7/11      4,122      (3,629)            493
British Pound Sterling (GBP)   Put      445,000      1.565        10/6/11      4,179      (4,709)          (530)
Canadian Dollar (CAD)
Futures                        Put           14     92.500       10/10/11      3,546      (1,820)          1,726
Euro (EUR)                    Call    1,600,000      1.362        10/6/11     19,789      (6,258)         13,531
Euro (EUR)                    Call      955,000      1.460        1/18/12     16,801      (8,362)          8,439
Euro (EUR)                    Call      950,000      1.450        1/13/12     15,690      (9,378)          6,312
Euro (EUR)                    Call    1,805,000      1.357        10/4/11     22,461      (3,901)         18,560
Euro (EUR)                    Call    1,710,000      1.364        10/5/11     20,479      (3,512)         16,967
Euro (EUR)                    Call    1,555,000      1.350        10/3/11     20,292      (4,234)         16,058
Euro (EUR)                    Call    1,825,000      1.350        10/7/11     22,075     (17,905)          4,170
Euro (EUR)                     Put    1,600,000      1.362        10/6/11     19,789     (36,508)        (16,719)
Euro (EUR)                     Put      955,000      1.290        1/18/12     17,802     (26,954)         (9,152)
Euro (EUR)                     Put      950,000      1.275        1/13/12     18,944     (22,682)         (3,738)
Euro (EUR)                     Put   18,710,000      1.250        11/2/11     77,214     (81,859)         (4,645)
Euro (EUR)                     Put   10,360,000      1.250        11/2/11     42,001     (50,916)         (8,915)

                45 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Euro (EUR)                     Put     1,805,000      1.357        10/4/11     22,461     (30,118)         (7,657)
Euro (EUR)                     Put     1,710,000      1.364        10/5/11     20,479     (39,758)        (19,279)
Euro (EUR)                     Put     1,555,000      1.350        10/3/11     20,292     (14,056)          6,236
Euro (EUR)                     Put     1,825,000      1.350        10/7/11     21,758     (28,320)         (6,562)
Euro FX Futures                Put            54      1.285        11/7/11     67,190     (69,525)         (2,335)
Euro-Bundesobligation Futures Call           144    138.000 EUR    10/3/11      3,722      (1,929)          1,793
Euro-Bundesobligation Futures Call           121    140.000 EUR    10/3/11      4,784      (1,621)          3,163
Euro-Bundesobligation Futures Call            94    142.000 EUR    10/3/11      7,596      (1,259)          6,337
Japanese Yen (JPY)            Call   118,000,000     76.400        10/3/11     10,109        (889)          9,220
Japanese Yen (JPY)            Call    87,300,000     73.000       11/17/11     11,359      (3,885)          7,474
Japanese Yen (JPY)             Put   118,000,000     76.400        10/3/11     10,109     (12,523)         (2,414)
Japanese Yen (JPY) Futures     Put           116    123.500       10/10/11     11,187      (7,250)          3,937
Japanese Yen (JPY) Futures     Put            29    126.500       10/10/11      5,596      (5,800)           (204)
Mexican Nuevo Peso (MXN)      Call    61,760,000     12.330        1/18/12     87,105     (40,266)         46,839
Mexican Nuevo Peso (MXN)      Call    61,680,000     12.315        1/18/12     55,094     (36,930)         18,164
Mexican Nuevo Peso (MXN)      Call    96,900,000     11.650       11/18/11     57,475      (2,122)         55,353
Mexican Nuevo Peso (MXN)       Put    70,120,000     14.000        1/18/12    104,178    (263,532)       (159,354)
Mexican Nuevo Peso (MXN)       Put    70,120,000     14.000        1/18/12     84,044    (251,565)       (167,521)
New Zealand Dollar (NZD)       Put     2,860,000      0.753        1/13/12     42,613     (83,396)        (40,783)
New Zealand Dollar (NZD)       Put     2,855,000      0.740        1/17/12     39,485     (73,832)        (34,347)
New Zealand Dollar (NZD)       Put     2,800,000      0.737        1/17/12     37,326     (67,750)        (30,424)
South Korean Won (KRW)        Call 1,147,000,000  1,050.000        1/19/12      6,751      (2,374)          4,377
South Korean Won (KRW)         Put 1,385,000,000  1,272.000        1/19/12     23,606     (26,620)         (3,014)
South Korean Won (KRW)         Put 1,232,000,000     14.400 JPY   12/13/11     36,856     (88,867)        (52,011)
U.S. Treasury Nts.
Futures, 10 yr.                Put           781    121.000       10/24/11    145,360     (12,203)        133,157
U.S. Treasury Nts.
Futures, 10 yr.                Put           115    124.000       10/24/11      1,638      (1,797)           (159)
U.S. Treasury Nts.
Futures, 10 yr.                Put           480    124.500       11/28/11     81,838     (75,000)          6,838
                                                                           ---------- -----------  --------------
                                                                           $1,725,558 $(2,628,426) $     (902,868)
                                                                           ========== ===========  ==============

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR   Euro
JPY   Japanese Yen

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                                            PAY/                   UPFRONT
                                     BUY/SELL  NOTIONAL  RECEIVE                   PAYMENT                   UNREALIZED
REFERENCE ENTITY/                      CREDIT    AMOUNT    FIXED  TERMINATION    RECEIVED/                 APPRECIATION
SWAP COUNTERPARTY                  PROTECTION   (000'S)     RATE         DATE       (PAID)        VALUE  (DEPRECIATION)
---------------------------------  ----------  --------  -------  -----------  -----------  -----------  --------------
CARNIVAL CORP.
Deutsche Bank AG                          Buy   $ 4,900     1.00%     9/20/16  $   (93,302) $   103,361  $       10,059
                                               --------                        -----------  -----------  --------------
                                        Total     4,900                            (93,302)     103,361          10,059
                                               --------                        -----------  -----------  --------------

                46 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

CBS CORP.
Barclays Bank plc                        Sell    4,880      1.00      9/20/16      (28,740)     (33,068)        (61,808)
                                               -------                         -----------  -----------  --------------
                                        Total    4,880                             (28,740)     (33,068)        (61,808)
                                               -------                         -----------  -----------  --------------
CDX EMERGING MARKET INDEX,
SERIES 16:
Bank of America NA                        Buy   14,770      5.00     12/20/16    1,329,874   (1,152,521)        177,353
Barclays Bank plc                         Buy   14,560      5.00     12/20/16    1,305,142   (1,136,135)        169,007
HSBC Bank USA NA                          Buy    8,080      5.00     12/20/16      648,644     (630,920)         17,724
                                               -------                         -----------  -----------  --------------
                                        Total   37,410                           3,283,660   (2,919,576)        364,084
                                               -------                         -----------  -----------  --------------
CISCO SYSTEMS, INC.
Barclays Bank plc                         Buy    4,880      1.00      9/20/16       67,303       10,146          77,449
                                               -------                         -----------  -----------  --------------
                                        Total    4,880                              67,303       10,146          77,449
                                               -------                         -----------  -----------  --------------
CONSTELLATION ENERGY GROUP, INC.
Morgan Stanley Capital
Services, Inc.                           Sell    4,710      1.00      9/20/16       88,904      (97,206)         (8,302)
                                               -------                         -----------  -----------  --------------
                                        Total    4,710                              88,904      (97,206)         (8,302)
                                               -------                         -----------  -----------  --------------
EXPEDIA, INC
Goldman Sachs International              Sell    4,900      1.00      9/20/16      199,029     (263,794)        (64,765)
                                               -------                         -----------  -----------  --------------
                                        Total    4,900                             199,029     (263,794)        (64,765)
                                               -------                         -----------  -----------  --------------
FEDERATIVE
REPUBLIC OF BRAZIL:
Barclays Bank plc                         Buy    4,020      1.00      9/20/16      (71,256)     172,844         101,588
Barclays Bank plc                        Sell    2,060      1.00      3/20/16        9,382      (80,413)        (71,031)
Credit Suisse International              Sell    1,680      1.00      6/20/16       11,493      (68,932)        (57,439)
JPMorgan Chase Bank NA                    Buy    2,005      1.00      9/20/16      (35,450)      86,207          50,757
Merrill Lynch International               Buy    2,010      1.00      9/20/16      (35,628)      86,422          50,794
                                               -------                         -----------  -----------  --------------
                                        Total   11,775                            (121,459)     196,128          74,669
                                               -------                         -----------  -----------  --------------
GATX CORP.
Credit Suisse International              Sell    4,900      1.00      9/20/16      207,817     (326,110)       (118,293)
                                               -------                         -----------  -----------  --------------
                                        Total    4,900                             207,817     (326,110)       (118,293)
                                               -------                         -----------  -----------  --------------
HEWLETT-PACKARD CO.
Citibank NA                               Buy    4,880      1.00      9/20/16       67,303      111,830         179,133
                                               -------                         -----------  -----------  --------------
                                        Total    4,880                              67,303      111,830         179,133
                                               -------                         -----------  -----------  --------------
INGERSOLL-RAND CO.
Deutsche Bank AG                          Buy    4,900      1.00      9/20/16      134,096     (124,682)          9,414
                                               -------                         -----------  -----------  --------------
                                        Total    4,900                             134,096     (124,682)          9,414
                                               -------                         -----------  -----------  --------------
ISTANBUL BOND CO. SA FOR
FINANSBANK
Morgan Stanley Capital
Services, Inc.                           Sell    3,100      1.30      3/24/13            -      (83,461)        (83,461)
                                               -------                         -----------  -----------  --------------
                                        Total    3,100                                   -      (83,461)        (83,461)
                                               -------                         -----------  -----------  --------------
JAPAN:
Barclays Bank plc                        Sell    1,250      1.00      3/20/16      105,216     (192,988)        (87,772)
JPMorgan Chase Bank NA                   Sell      470      1.00      9/20/16        1,824       (3,339)         (1,515)
JPMorgan Chase Bank NA                   Sell      475      1.00      9/20/16        1,646       (3,374)         (1,728)
JPMorgan Chase Bank NA                   Sell      475      1.00      9/20/16        2,505       (3,374)           (869)
                                               -------                         -----------  -----------  --------------
                                        Total    2,670                             111,191     (203,075)        (91,884)
                                               -------                         -----------  -----------  --------------

                47 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

REPUBLIC OF HUNGARY:
Barclays Bank plc                        Sell    2,370      1.00      6/20/16      191,125     (382,267)       (191,142)
Merrill Lynch Capital Services,
Inc.                                     Sell    2,090      1.00      3/20/16      182,236     (322,677)       (140,441)
                                               -------                         -----------  -----------  --------------
                                        Total    4,460                             373,361     (704,944)       (331,583)
                                               -------                         -----------  -----------  --------------
REPUBLIC OF PERU:
Citibank NA                               Buy   10,000      1.00      9/20/15       11,275      351,040         362,315
Deutsche Bank AG                          Buy    1,900      1.71     12/20/16            -       12,217          12,217
                                               -------                         -----------  -----------  --------------
                                        Total   11,900                              11,275      363,257         374,532
                                               -------                         -----------  -----------  --------------
REPUBLIC OF THE PHILIPPINES:
Barclays Bank plc                         Buy    3,270      1.76     12/20/14            -      (12,355)        (12,355)
JPMorgan Chase Bank NA                    Buy    4,900      1.74     12/20/14            -      (15,453)        (15,453)
                                               -------                         -----------  -----------  --------------
                                        Total    8,170                                   -      (27,808)        (27,808)
                                               -------                         -----------  -----------  --------------
RUSSIAN FEDERATION:
Barclays Bank plc                         Buy    3,215      1.00      9/20/16     (128,564)     279,920         151,356
Citibank NA                               Buy    1,205      1.00      9/20/16      (69,087)     104,916          35,829
Credit Suisse International               Buy      805      1.00      9/20/16      (46,153)      70,089          23,936
Credit Suisse International               Buy    2,000      1.00      9/20/16      (99,651)     174,134          74,483
Goldman Sachs International               Buy    4,020      1.00      9/20/16     (157,972)     350,009         192,037
HSBC Bank USA NA                          Buy    2,000      1.00      9/20/16      (98,747)     174,134          75,387
Merrill Lynch International               Buy    2,010      1.00      9/20/16      (79,914)     175,005          95,091
UBS AG                                    Buy    2,005      1.00      9/20/16     (116,760)     174,569          57,809
UBS AG                                    Buy    2,810      1.00      9/20/16     (115,425)     244,658         129,233
                                               -------                         -----------  -----------  --------------
                                        Total   20,070                            (912,273)   1,747,434         835,161
                                               -------                         -----------  -----------  --------------
SLM CORP.:
Citibank NA                              Sell    3,845      5.00      9/20/16     (317,409)     (85,266)       (402,675)
UBS AG                                   Sell    1,035      5.00      9/20/16      (85,440)     (22,952)       (108,392)
                                               -------                         -----------  -----------  --------------
                                        Total    4,880                            (402,849)    (108,218)       (511,067)
                                               -------                         -----------  -----------  --------------
UKRAINE:
Citibank NA                               Buy      800      5.00      9/20/16       (1,504)     100,385          98,881
HSBC Bank USA NA                          Buy    1,605      5.00      9/20/16         (294)     201,397         201,103
UBS AG                                    Buy      805      5.00      9/20/16        1,219      101,012         102,231
UBS AG                                    Buy      805      5.00      9/20/16        2,129      101,012         103,141
                                               -------                         -----------  -----------  --------------
                                        Total    4,015                               1,550      503,806         505,356
                                               -------                         -----------  -----------  --------------
UNITED MEXICAN STATES:
Goldman Sachs International               Buy    2,010      1.00      9/20/16      (35,628)      90,816          55,188
Goldman Sachs International               Buy    2,005      1.00      9/20/16      (35,450)      90,590          55,140
JPMorgan Chase Bank NA                    Buy    4,020      1.00      9/20/16      (72,213)     181,632         109,419
                                               -------                         -----------  -----------  --------------
                                        Total    8,035                            (143,291)     363,038         219,747
                                               -------                         -----------  -----------  --------------
WALT DISNEY CO.
Barclays Bank plc                         Buy    4,710      1.00      9/20/16      135,865     (124,508)         11,357
                                               -------                         -----------  -----------  --------------
                                        Total    4,710                             135,865     (124,508)         11,357
                                               -------                         -----------  -----------  --------------
                                                             Grand Total Buys    2,409,852      351,771       2,761,623
                                                            Grand Total Sells      569,588   (1,969,221)     (1,399,633)
                                                                               -----------  -----------  --------------
                                                   Total Credit Default Swaps  $ 2,979,440  $(1,617,450) $    1,361,990
                                                                               ===========  ===========  ==============

                48 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling creditprotection in credit default swaps:

                                                      TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD    PAYMENTS FOR SELLING CREDIT        AMOUNT   REFERENCE ASSET
PROTECTION                                          PROTECTION (UNDISCOUNTED)  RECOVERABLE*    RATING RANGE**
----------------------------------------------   ----------------------------  ------------   ---------------
Investment Grade Single Name Corporate Debt            $ 27,370,000                $  --        BBB to BBB-
Investment Grade Sovereign Debt                          10,870,000                   --        AA- to BBB-
                                                       ------------                -----
Total                                                  $ 38,240,000                $  --
                                                       ============                =====

----------
* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                      NOTIONAL
INTEREST RATE/                          AMOUNT                 PAID BY            RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                      (000'S)                THE FUND               THE FUND          DATE         VALUE
---------------------------          ---------         ---------------   --------------------   -----------   -----------
BZDI:
Citibank NA                              9,670   BRR              BZDI                 11.540%       1/2/14   $   143,565
Goldman Sachs International             10,600   BRR              BZDI                 11.390        1/5/15       130,943
Goldman Sachs International              8,670   BRR              BZDI                 11.520        1/2/14       126,805
Goldman Sachs International              9,900   BRR              BZDI                 11.420        1/3/14       133,843
                                        ------                                                                -----------
Total                                   38,840   BRR                                                              535,156

ICP AVERAGE NOMINAL RATE:
                                                           ICP Average
Bank of America NA                   4,060,000   CLP      Nominal Rate                  4.620       8/23/13        39,432
                                                           ICP Average
Citibank NA                          1,660,000   CLP      Nominal Rate                  4.620       8/26/13        16,608
                                                           ICP Average
Credit Suisse International            895,000   CLP      Nominal Rate                  4.590       8/26/13         7,957
                                                           ICP Average
Deutsche Bank AG                     1,630,000   CLP      Nominal Rate                  4.620       8/23/13        15,831
                                     ---------                                                                -----------
Total                                8,245,000   CLP                                                               79,828

MXN TIIE BANXICO:
                                                              MXN TIIE
Barclays Bank plc                       86,300   MXN           BANXICO                  5.630       1/21/13        71,201
                                                              MXN TIIE
Citibank NA                             86,000   MXN           BANXICO                  5.640       1/16/13        71,418
                                                              MXN TIIE
Credit Suisse International             13,300   MXN           BANXICO                  7.010       7/24/31       (60,552)
                                                              MXN TIIE
Deutsche Bank AG                       179,500   MXN           BANXICO                  5.890       1/10/13       156,248
                                                              MXN TIIE
Goldman Sachs International             10,300   MXN           BANXICO                  7.000       7/24/31       (47,687)

                49 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                              MXN TIIE
Goldman Sachs International            216,900   MXN           BANXICO                  5.880      12/14/12       173,743
                                                              MXN TIIE
Goldman Sachs International             48,700   MXN           BANXICO                  5.080       9/23/13        17,653
Merrill Lynch Capital Services,                               MXN TIIE
Inc.                                    87,500   MXN           BANXICO                  5.875       12/6/12        69,907
Merrill Lynch Capital Services,                               MXN TIIE
Inc.                                   220,000   MXN           BANXICO                  5.735      11/29/12       154,715
Merrill Lynch Capital Services,                               MXN TIIE
Inc.                                    17,000   MXN           BANXICO                  6.990       7/24/31       (80,017)
Merrill Lynch Capital Services,                               MXN TIIE
Inc.                                   134,500   MXN           BANXICO                  5.750       12/5/12        95,819
                                     ---------                                                                -----------
Total                                1,100,000   MXN                                                              622,448

SIX-MONTH AUD BBR BBSW
                                                                                Six-Month AUD
Westpac Banking Corp.                   11,155   AUD             5.540%              BBR BBSW        8/3/21      (597,719)

SIX-MONTH EUR EURIBOR:
                                                             Six-Month
Bank of America NA                         470   EUR       EUR EURIBOR                  1.945        9/8/16        (1,091)
                                                             Six-Month
Barclays Bank plc                          580   EUR       EUR EURIBOR                  3.260       8/29/31        46,964
                                                             Six-Month
Goldman Sachs Capital Markets LP           950   EUR       EUR EURIBOR                  1.883       9/13/16        (5,535)
                                                             Six-Month
Goldman Sachs Capital Markets LP           475   EUR       EUR EURIBOR                  2.990       8/11/21        25,932
                                                             Six-Month
Goldman Sachs International                570   EUR       EUR EURIBOR                  3.265       8/29/31        46,742
                                                             Six-Month
Goldman Sachs International                760   EUR       EUR EURIBOR                  2.585       9/27/41       (33,547)
                                                             Six-Month
Goldman Sachs International                590   EUR       EUR EURIBOR                  3.234       8/30/31        43,869
                                                             Six-Month
Merrill Lynch International                500   EUR       EUR EURIBOR                  2.710       8/22/21         9,855
                                     ---------                                                                -----------
Total                                    4,895   EUR                                                              133,189

SIX-MONTH PLZ WIBOR WIBO:
                                                                                Six-Month PLZ
JPMorgan Chase Bank NA                  10,980   PLZ             4.575             WIBOR WIBO       8/23/16        26,471
                                                                                Six-Month PLZ
JPMorgan Chase Bank NA                  10,980   PLZ             4.590             WIBOR WIBO       8/23/16        24,290
                                     ---------                                                                -----------
Total                                   21,960   PLZ                                                               50,761

THREE-MONTH CAD BACDOR:
Merrill Lynch Capital Services,                                                   Three-Month
Inc.                                     2,840   CAD             1.183             CAD BACDOR       8/18/14        (3,690)
                                                                                  Three-Month
JPMorgan Chase Bank NA                   3,845   CAD             1.320             CAD BACDOR        8/8/14       (15,887)
                                                                                  Three-Month
JPMorgan Chase Bank NA                   3,865   CAD             1.585             CAD BACDOR        8/4/14       (35,298)
                                     ---------                                                                -----------
Total                                   10,550   CAD                                                              (54,875)
                                     ---------                                                                -----------

                50 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

THREE-MONTH NZD BBR FRA
                                                           Three-Month
Barclays Bank plc                       14,095   NZD       NZD BBR FRA                  5.150        8/3/21       630,860
THREE-MONTH SEK STIBOR SIDE
                                                                                  Three-Month
Goldman Sachs International             77,370   SEK             3.215        SEK STIBOR SIDE        8/3/21      (709,156)

THREE-MONTH USD BBA LIBOR
                                                           Three-Month
Barclays Bank plc                       11,700           USD BBA LIBOR                  2.360        9/2/21       315,315

THREE-MONTH ZAR JIBAR SAFEX:
                                                                                  Three-Month
Barclays Bank plc                       45,590   ZAR             7.040        ZAR JIBAR SAFEX       1/21/14      (173,671)
                                                                                  Three-Month
Barclays Bank plc                       45,140   ZAR             7.050        ZAR JIBAR SAFEX       1/24/14      (172,532)
                                     ---------                                                                -----------
Total where Fund pays a fixed rate      90,730   ZAR                                                             (346,203)
                                     ---------                                                                -----------
Barclays Bank plc                                ZAR       Three-Month                  7.480       8/17/21
                                        13,300         ZAR JIBAR SAFEX                                            (32,831)
                                                           Three-Month
Barclays Bank plc                       17,830   ZAR   ZAR JIBAR SAFEX                  8.350       1/24/21        99,728
                                                           Three-Month
Barclays Bank plc                       17,990   ZAR   ZAR JIBAR SAFEX                  8.310       1/21/21        95,178
                                                           Three-Month
Goldman Sachs International            145,500   ZAR   ZAR JIBAR SAFEX                  8.700       3/11/14       442,113
                                                           Three-Month
Goldman Sachs International             13,500   ZAR   ZAR JIBAR SAFEX                  7.480       8/17/21       (33,325)
                                                           Three-Month
HSBC Bank USA NA                        13,300   ZAR   ZAR JIBAR SAFEX                  7.470       8/17/21       (32,831)
                                                           Three-Month
JPMorgan Chase Bank NA                 146,690   ZAR   ZAR JIBAR SAFEX                  8.390        3/2/14       398,731
                                     ---------                                                                -----------
Total where Fund pays a variable
rate                                   368,110   ZAR                                                              936,763
                                     ---------                                                                -----------
Total                                  458,840   ZAR                                                              590,560
                                                                                                              -----------
                                                                                 Total Interest Rate Swaps    $ 1,596,367
                                                                                                              ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD          Australian Dollar
BRR          Brazilian Real
CAD          Canadian Dollar
CLP          Chilean Peso
EUR          Euro
MXN          Mexican Nuevo Peso
NZD          New Zealand Dollar

                51 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

PLZ          Polish Zloty
SEK          Swedish Krona
ZAR          South African Rand

Abbreviations/Definitions are as follows:

BACDOR       Canada Bankers Acceptances Deposit Offering Rate
BANXICO      Banco de Mexico
BBA LIBOR    British Bankers' Association London-Interbank Offered Rate
BBR          Bank Bill Rate
BBR BBSW     Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI         Brazil Interbank Deposit Rate
EURIBOR      Euro Interbank Offered Rate
FRA          Forward Rate Agreement
ICP          Indice Camara Promedio
JIBAR        South Africa Johannesburg Interbank Agreed Rate
SAFEX        South African Futures Exchange
STIBOR SIDE  Stockholm Interbank Offered Rate
TIIE         Interbank Equilibrium Interest Rate
WIBOR WIBO   Poland Warsaw Interbank Offer Bid Rate

TOTAL RETURN SWAP CONTRACTS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                        NOTIONAL
REFERENCE ENTITY/                         AMOUNT                       PAID BY         RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                        (000'S)                      THE FUND            THE FUND          DATE          VALUE
-------------------------------------   --------         ---------------------   -----------------   -----------   ------------
CONSUMER STAPLES SELECT SECTOR INDEX
                                                             One-Month USD BBA
                                                           LIBOR plus 15 basis
                                                                 points and if        If positive,
                                                                 negative, the           the Total
                                                             absolute value of       Return of the
                                                           the Total Return of            Consumer
Morgan Stanley & Co.                                      the Consumer Staples      Staples Select
International Ltd.                      $  1,905           Select Sector Index        Sector Index        3/6/12   $    (65,238)

CUSTOM BASKET OF SECURITIES:
                                                             One-Month CHF BBA
                                                           LIBOR plus 30 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Citibank NA                                1,021   CHF              securities       of securities       1/11/12        (18,166)
                                                                 One-Month SEK
                                                           STIBOR SIDE plus 30
                                                           basis points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Citibank NA                                4,713   SEK              securities       of securities       1/11/12        (12,514)

                52 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                 One-Month EUR
                                                               EURIBOR plus 30
                                                           basis points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Citibank NA                                2,597   EUR              securities       of securities       1/11/12       (226,454)
                                                             One-Month GBP BBA
                                                           LIBOR plus 30 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Citibank NA                                1,956   GBP              securities       of securities       1/11/12       (194,969)
                                                             One-Month DKK BBA
                                                           LIBOR plus 30 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Citibank NA                                1,954   DKK              securities       of securities       1/11/12           (182)
                                                             One-Month JPY BBA
                                                           LIBOR plus 53 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Citibank NA                              531,268   JPY              securities       of securities       4/16/12        (30,551)
                                                             One-Month USD BBA
                                                           LIBOR plus 35 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
                                                            a custom basket of       custom basket
Goldman Sachs International               23,245                    securities       of securities        9/7/12       (694,904)
                                                             One-Month GBP BBA
                                                           LIBOR plus 50 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of         Return of a
Morgan Stanley & Co.                                        a custom basket of       custom basket
International Ltd.                         4,338   GBP              securities       of securities        1/1/12        (86,680)
                                                                                                                   ------------
                                                                                          Reference Entity Total     (1,264,420)
                                                                                                                   ------------

HEALTH CARE SELECT SECTOR INDEX
                                                             One-Month USD BBA
                                                            LIBOR plus 8 basis
                                                                 points and if        If positive,
                                                                 negative, the           the Total
                                                             absolute value of       Return of the
                                                           the Total Return of         Health Care
                                                               the Health Care       Select Sector
UBS AG                                     1,834           Select Sector Index               Index       11/4/11        (75,982)

                53 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

INDUSTRIAL SELECT SECTOR INDEX
                                                             One-Month USD BBA
                                                           LIBOR plus 15 basis
                                                                 points and if        If positive,
                                                                 negative, the           the Total
                                                             absolute value of       Return of the
                                                           the Total Return of          Industrial
                                                                the Industrial       Select Sector
UBS AG                                     1,913           Select Sector Index               Index        9/7/12       (109,113)

MSCI DAILY TR GROSS EAFE USD
INDEX:
                                                                                     One-Month USD
                                                                                    BBA LIBOR plus
                                                                                   15 basis points
                                                                                            and if
                                                                                     negative, the
                                                              If positive, the     Total Return of
                                                           Total Return of the      the MSCI Daily
                                                              MSCI Daily Gross      Gross EAFE USD
Citibank NA                                  600                EAFE USD Index               Index        1/9/12         53,512
                                                                                     One-Month USD
                                                                                    BBA LIBOR plus
                                                                                   15 basis points
                                                                                            and if
                                                                                     negative, the
                                                              If positive, the     Total Return of
                                                           Total Return of the      the MSCI Daily
                                                              MSCI Daily Gross      Gross EAFE USD
Citibank NA                                  301                EAFE USD Index               Index        1/9/12         25,818
                                                                                     One-Month USD
                                                                                    BBA LIBOR plus
                                                                                   10 basis points
                                                                                            and if
                                                                                     negative, the
                                                                                    absolute value
                                                                                      of the Total
                                                              If positive, the       Return of the
                                                           Total Return of the          MSCI Daily
                                                              MSCI Daily Gross      Gross EAFE USD
Goldman Sachs International                  889                EAFE USD Index               Index       7/10/12         15,959
                                                                                     One-Month USD
                                                                                    BBA LIBOR plus
                                                                                   20 basis points
                                                                                            and if
                                                                                     negative, the
                                                                                    absolute value
                                                                                      of the Total
                                                              If positive, the       Return of the
                                                           Total Return of the          MSCI Daily
                                                              MSCI Daily Gross      Gross EAFE USD
Goldman Sachs International                3,461                EAFE USD Index               Index       5/10/12         61,614

                54 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                     One-Month USD
                                                                                    BBA LIBOR plus
                                                                                   28 basis points
                                                                                            and if
                                                                                     negative, the
                                                                                    absolute value
                                                                                      of the Total
                                                              If positive, the       Return of the
                                                           Total Return of the          MSCI Daily
                                                              MSCI Daily Gross      Gross EAFE USD
Goldman Sachs International                2,875                EAFE USD Index               Index        9/7/12        212,148
                                                                                     One-Month USD
                                                                                   BBA LIBOR minus
                                                                                   10 basis points
                                                                                            and if
                                                                                     negative, the
                                                                                    absolute value
                                                                                      of the Total
                                                              If positive, the       Return of the
                                                           Total Return of the          MSCI Daily
                                                              MSCI Daily Gross      Gross EAFE USD
UBS AG                                     6,935                EAFE USD Index               Index       10/7/11        657,021
                                                                                                                   ------------
                                                                                          Reference Entity Total      1,026,072

MSCI DAILY TR GROSS EUROPE
EURO INDEX:
                                                                                     One-Month EUR
                                                                                     EURIBOR minus
                                                                                   20 basis points
                                                                                            and if
                                                                                     negative, the
                                                                                    absolute value
                                                                                      of the Total
                                                              If positive, the       Return of the
                                                           Total Return of the          MSCI Daily
                                                              MSCI Daily Gross        Gross Europe
Citibank NA                                2,112   EUR       Europe Euro Index          Euro Index        1/6/12         25,228
                                                                                         One-Month
                                                                                   EUR EURIBOR and
                                                                                      if negative,
                                                                                      the absolute
                                                                                      value of the
                                                              If positive, the     Total Return of
                                                           Total Return of the      the MSCI Daily
                                                              MSCI Daily Gross        Gross Europe
Goldman Sachs International                3,341   EUR       Europe Euro Index          Euro Index       1/12/12        (29,142)
                                                                                     One-Month EUR
                                                                                    EURIBOR and if
                                                                                     negative, the
                                                              If positive, the     Total Return of
                                                           Total Return of the      the MSCI Daily
                                                              MSCI Daily Gross        Gross Europe
Goldman Sachs International                  866   EUR       Europe Euro Index          Euro Index       1/12/12         (8,183)
                                                                                                                   ------------
                                                                                          Reference Entity Total        (12,097)

                55| Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

MSCI DAILY TR NET BRAZIL USD
INDEX
                                                             One-Month USD BBA
                                                          LIBOR plus 155 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of       Return of the
                                                            the MSCI Daily Net      MSCI Daily Net
UBS AG                                     2,400              Brazil USD Index    Brazil USD Index        9/7/12       (504,297)

MSCI DAILY TR NET EMERGING
MARKETS KOREA USD INDEX
                                                             One-Month USD BBA
                                                           LIBOR plus 15 basis
                                                                 points and if        If positive,
                                                                 negative, the           the Total
                                                             absolute value of       Return of the
                                                           the Total Return of      MSCI Daily Net
                                                            the MSCI Daily Net            Emerging
                                                              Emerging Markets       Markets Korea
UBS AG                                     2,345               Korea USD Index           USD Index        9/7/12       (294,959)

MSCI DAILY TR NET FRANCE USD
INDEX:
                                                             One-Month USD BBA
                                                          LIBOR minus 65 basis
                                                                 points and if        If positive,
                                                                 negative, the           the Total
                                                             absolute value of       Return of the
                                                            the MSCI Daily Net      MSCI Daily Net
Goldman Sachs International                2,453              France USD Index    France USD Index        7/6/12       (274,630)
                                                             One-Month USD BBA
                                                          LIBOR minus 65 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of       Return of the
                                                            the MSCI Daily Net      MSCI Daily Net
Goldman Sachs International                  171              France USD Index    France USD Index        7/6/12        (23,647)
                                                             One-Month USD BBA
                                                          LIBOR minus 65 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of       Return of the
                                                            the MSCI Daily Net      MSCI Daily Net
Goldman Sachs International                  199              France USD Index    France USD Index        7/6/12        (25,259)
                                                                                                                   ------------
                                                                                          Reference Entity Total       (323,536)

MSCI DAILY TR NET ITALY USD
INDEX
                                                             One-Month USD BBA
                                                           LIBOR plus 29 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of       Return of the
Morgan Stanley & Co.                                        the MSCI Daily Net      MSCI Daily Net
International Ltd.                         2,347               Italy USD Index     Italy USD Index       9/12/12       (247,612)

                56 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

MSCI DAILY TR NET SPAIN USD
INDEX
                                                             One-Month USD BBA
                                                           LIBOR minus 2 basis
                                                                 points and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of       Return of the
Morgan Stanley & Co.                                        the MSCI Daily Net      MSCI Daily Net
International Ltd.                         2,341               Spain USD Index     Spain USD Index       9/12/12       (173,847)

S&P 400 MIDCAP INDEX
                                                                                     One-Month USD
                                                                                   BBA LIBOR minus
                                                                                    5 basis points
                                                                                            and if
                                                                                     negative, the
                                                                                    absolute value
                                                                                      of the Total
                                                              If positive, the       Return of the
Morgan Stanley Capital                                     Total Return of the      S&P 400 Midcap
Services, Inc.                             5,703          S&P 400 Midcap Index               Index        9/7/12        354,144

S&P 500 GROWTH INDEX
                                                             One-Month USD BBA
                                                                  LIBOR and if
                                                                 negative, the        If positive,
                                                             absolute value of           the Total
                                                           the Total Return of       Return of the
                                                            the S&P 500 Growth      S&P 500 Growth
Goldman Sachs International                5,765                         Index               Index        9/7/12       (203,494)
                                                                                                                   ------------
                                                                                     Total of Total Return Swaps   $ (1,894,379)
                                                                                                                   ============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF              Swiss Franc
DKK              Danish Krone
EUR              Euro
GBP              British Pounds Sterling
JPY              Japanese Yen
SEK              Swedish Krona

Abbreviations are as follows:

BBA LIBOR        British Bankers' Association London-Interbank Offered Rate
EAFE             Europe, Australia and Far East stock market index of foreign stocks from the perspective of a North American investor
EURIBOR          Euro Interbank Offered Rate
MSCI             Morgan Stanley Capital International
S&P              Standard & Poor's
STIBOR SIDE      Stockholm Interbank Offered Rate
TR               Total Return

                57 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

VOLATILITY SWAPS AS OF SEPTEMBER 30, 2011 ARE AS FOLLOWS:

                                 NOTIONAL
REFERENCE ENTITY/                  AMOUNT                         PAID BY           RECEIVED BY             TERMINATION
SWAP COUNTERPARTY                 (000'S)                        THE FUND              THE FUND                    DATE      VALUE
-------------------------------- --------     ---------------------------  --------------------  ---------------------- ----------
AUD/CAD SPOT EXCHANGE RATE
                                               The Historic Volatility of
                                                     the mid AUD/CAD spot
                                                 exchange rate during the
Goldman Sachs International            13 AUD      period 9/30/11-11/3/11                10.900%                11/7/11 $   (8,535)
AUD/JPY SPOT EXCHANGE RATE:
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid AUD/JPY spot
                                                                           exchange rate during
                                                                                     the period
BNP Paribas                            13 AUD                      23.400%     9/22/11-10/25/11                10/27/11    (19,932)
                                                                                   The Historic
                                                                              Volatility of the
                                                                                   AUD/JPY spot
                                                                           exchange rate during
                                                                                     the period
Deutsche Bank AG                       13 AUD                      22.000      9/23/11-10/25/11                10/27/11     (3,023)
                                                                                                                        ----------
                                                                                                 Reference Entity Total    (22,955)
AUD/NZD SPOT EXCHANGE RATE
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid AUD/NZD spot
                                                                           exchange rate during
                                                                                     the period
Goldman Sachs International            13 AUD                       9.750      9/27/11-10/27/11                10/31/11     (3,981)
CHF/NOK SPOT EXCHANGE RATE:
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
Bank of America NA                     11 CHF                      15.500        9/7/11-10/7/11                10/11/11     (1,095)

                58 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
BNP Paribas                            11 CHF                      14.750       9/8/11-10/10/11                10/12/11     11,056
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
Credit Suisse International            11 CHF                      14.750      9/15/11-10/17/11                10/19/11     (4,491)
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK Spot
                                                                           Exchange Rate during
                                                                                     the period
Deutsche Bank AG                       11 CHF                      16.500      9/14/11-10/13/11                10/17/11    (25,962)
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
Goldman Sachs International            11 CHF                      17.500      9/12/11-10/12/11                10/14/11    (47,269)
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
JPMorgan Chase Bank NA                 11 CHF                      15.800      9/13/11-10/13/11                10/17/11    (19,102)
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
Royal Bank of Scotland (The) plc       11 CHF                      15.600       9/9/11-10/11/11                10/13/11      1,340
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid CHF/NOK spot
                                                                           exchange rate during
                                                                                     the period
Royal Bank of Scotland (The) plc       11 CHF                      14.500        9/6/11-10/7/11                10/11/11     10,604
                                                                                                                        ----------
                                                                                                 Reference Entity Total    (74,919)
                                                                                                                        ----------

                59 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

EUR/CHF SPOT EXCHANGE RATE
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid EUR/CHF spot
                                                                           exchange rate during
                                                                                     the period
Deutsche Bank AG                        9 EUR                       7.750      9/16/11-10/18/11                10/20/11     11,106
EUR/GBP SPOT EXCHANGE RATE
                                              The Historic Volatility of
                                                    the mid EUR/GBP spot
                                                exchange rate during the
BNP Paribas                             9 EUR       period 9/1/11-10/4/11                 8.800                 10/6/11     (7,266)
GBP/NZD SPOT EXCHANGE RATE:
                                              The Historic Volatility of
                                                    the mid GBP/NZD spot
                                                exchange rate during the
Bank of America NA                      8 GBP     period 9/19/11-10/19/11                14.100                10/21/11    (62,098)
                                              The Historic Volatility of
                                                    the mid GBP/NZD spot
                                                exchange Rate during the
Credit Suisse International             8 GBP     period 9/20/11-10/20/11                13.400                10/24/11    (80,886)
                                              The Historic Volatility of
                                                    the mid GBP/NZD spot
                                                exchange rate during the
Goldman Sachs International             8 GBP     period 9/21/11-10/20/11                14.000                10/25/11    (83,396)
                                                                                                                        ----------
                                                                                                 Reference Entity Total   (226,380)
NZD/JPY SPOT EXCHANGE RATE:
                                              The Historic Volatility of
                                                    the mid NZD/JPY spot
                                                exchange rate during the
Bank of America NA                     15 NZD       period 9/2/11-10/4/11                15.750                 10/6/11   (110,761)
                                                                                                                        ----------
Total where Fund pays a
variable rate                                                                                                             (110,761)
                                                                                                                        ----------
                                                                                   The Historic
                                                                              Volatility of the
                                                                               mid NZD/JPY spot
                                                                           exchange rate during
                                                                                     the period
Credit Suisse International            16 NZD                      21.650       9/29/11-11/1/11                 11/3/11     (2,683)

                60 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                                                   The Historic
                                                                              Volatility of the
                                                                                   NZD/JPY spot
                                                                           exchange rate during
                                                                                     the period
JPMorgan Chase Bank NA                 16 NZD                      21.000      9/28/11-10/27/11                10/31/11      9,391
                                                                                                                        ----------
Total where Fund pays a
fixed rate                                                                                                                   6,708
                                                                                                                        ----------
                                                                                                 Reference Entity Total   (104,053)
USD/JPY SPOT EXCHANGE RATE
                                              The Historic Volatility of
                                                    the mid USD/JPY spot
                                                exchange rate during the
Goldman Sachs International            13         period 9/26/11-10/26/11                11.800                10/28/11     19,440
                                                                                                                        ----------
                                                                                                 Total Volatility Swaps $ (417,543)
                                                                                                                        ==========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD                             Australian Dollar
CHF                             Swiss Franc
EUR                             Euro
GBP                             British Pounds Sterling
NZD                             New Zealand Dollar

Abbreviations are as follows:
CAD                             Canadian Dollar
JPY                             Japanese Yen
NOK                             Norwegian Krone

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty withwhom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF SEPTEMBER 30, 2011 IS AS FOLLOWS:

                                                                             NOTIONAL
                                          SWAP TYPE FROM                       AMOUNT
SWAP COUNTERPARTY                         FUND PERSPECTIVE                     (000'S)              VALUE
----------------------------------------  ------------------------------  -----------      --------------
Bank of America NA:
                                          Credit Default Buy Protection   $    14,770      $   (1,152,521)
                                          Interest Rate                     4,060,000 CLP          39,432
                                          Interest Rate                           470 EUR          (1,091)
                                          Volatility                               11 CHF          (1,095)
                                          Volatility                                8 GBP         (62,098)
                                          Volatility                               15 NZD        (110,761)
                                                                                           --------------
                                                                                               (1,288,134)
Barclays Bank plc:
                                          Credit Default Buy Protection        34,655            (810,088)
                                          Credit Default Sell Protection       10,560            (688,736)

                61 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                          Interest Rate                           580 EUR          46,964
                                          Interest Rate                        86,300 MXN          71,201
                                          Interest Rate                        14,095 NZD         630,860
                                          Interest Rate                        11,700             315,315
                                          Interest Rate                       139,850 ZAR        (184,128)
                                                                                           --------------
                                                                                                 (618,612)
BNP Paribas:
                                          Volatility                               13 AUD         (19,932)
                                          Volatility                               11 CHF          11,056
                                          Volatility                                9 EUR          (7,266)
                                                                                           --------------
                                                                                                  (16,142)
Citibank NA:
                                          Credit Default Buy Protection        16,885             668,171
                                          Credit Default Sell Protection        3,845             (85,266)
                                          Interest Rate                         9,670 BRR         143,565
                                          Interest Rate                     1,660,000 CLP          16,608
                                          Interest Rate                        86,000 MXN          71,418
                                          Total Return                          1,021 CHF         (18,166)
                                          Total Return                          1,954 DKK            (182)
                                          Total Return                          4,709 EUR        (201,226)
                                          Total Return                          1,956 GBP        (194,969)
                                          Total Return                        531,268 JPY         (30,551)
                                          Total Return                          4,713 SEK         (12,514)
                                          Total Return                            901              79,330
                                                                                           --------------
                                                                                                  436,218
Credit Suisse International:
                                          Credit Default Buy Protection         2,805             244,223
                                          Credit Default Sell Protection        6,580            (395,042)
                                          Interest Rate                       895,000 CLP           7,957
                                          Interest Rate                        13,300 MXN         (60,552)
                                          Volatility                               11 CHF          (4,491)
                                          Volatility                                8 GBP         (80,886)
                                          Volatility                               16 NZD          (2,683)
                                                                                           --------------
                                                                                                 (291,474)
Deutsche Bank AG:
                                          Credit Default Buy Protection        11,700              (9,104)
                                          Interest Rate                     1,630,000 CLP          15,831
                                          Interest Rate                       179,500 MXN         156,248
                                          Volatility                               13 AUD          (3,023)
                                          Volatility                               11 CHF         (25,962)
                                          Volatility                                9 EUR          11,106
                                                                                           --------------
                                                                                                  145,096

                62 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Goldman Sachs Capital Markets LP          Interest Rate                         1,425 EUR          20,397
Goldman Sachs International:
                                          Credit Default Buy Protection         8,035             531,415
                                          Credit Default Sell Protection        4,900            (263,794)
                                          Interest Rate                        29,170 BRR         391,591
                                          Interest Rate                         1,920 EUR          57,064
                                          Interest Rate                       275,900 MXN         143,709
                                          Interest Rate                        77,370 SEK        (709,156)
                                          Interest Rate                       159,000 ZAR         408,788
                                          Total Return                          4,207 EUR         (37,325)
                                          Total Return                         39,058            (932,213)
                                          Volatility                               26 AUD         (12,516)
                                          Volatility                               11 CHF         (47,269)
                                          Volatility                                8 GBP         (83,396)
                                          Volatility                               13              19,440
                                                                                           --------------
                                                                                                 (533,662)
HSBC Bank USA NA:
                                          Credit Default Buy Protection        11,685            (255,389)
                                          Interest Rate                        13,300 ZAR         (32,831)
                                                                                           --------------
                                                                                                 (288,220)
JPMorgan Chase Bank NA:
                                          Credit Default Buy Protection        10,925             252,386
                                          Credit Default Sell Protection        1,420             (10,087)
                                          Interest Rate                         7,710 CAD         (51,185)
                                          Interest Rate                        21,960 PLZ          50,761
                                          Interest Rate                       146,690 ZAR         398,731
                                          Volatility                               11 CHF         (19,102)
                                          Volatility                               16 NZD           9,391
                                                                                           --------------
                                                                                                   630,895
Merrill Lynch Capital Services, Inc.:
                                          Credit Default Sell Protection        2,090            (322,677)
                                          Interest Rate                         2,840 CAD          (3,690)
                                          Interest Rate                       459,000 MXN         240,424
                                                                                           --------------
                                                                                                  (85,943)
Merrill Lynch International:
                                          Credit Default Buy Protection         4,020             261,427
                                          Interest Rate                           500 EUR           9,855
                                                                                           --------------
                                                                                                  271,282
Morgan Stanley & Co. International Ltd.:
                                          Total Return                          4,338 GBP         (86,680)

                63 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                          Total Return                          6,593            (486,697)
                                                                                           --------------
                                                                                                 (573,377)
Morgan Stanley Capital Services, Inc.:
                                          Credit Default Sell Protection        7,810            (180,667)
                                          Total Return                          5,703             354,144
                                                                                           --------------
                                                                                                  173,477
Royal Bank of Scotland (The) plc          Volatility                               22 CHF          11,944
UBS AG:
                                          Credit Default Buy Protection         6,425             621,251
                                          Credit Default Sell Protection        1,035             (22,952)
                                          Total Return                         15,427            (327,330)
                                                                                           --------------
                                                                                                  270,969
Westpac Banking Corp.                     Interest Rate                        11,155 AUD        (597,719)
                                                                                           --------------
                                                                          Total Swaps      $   (2,333,005)
                                                                                           ==============

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD                   Australian Dollar
BRR                   Brazilian Real
CAD                   Canadian Dollar
CHF                   Swiss Franc
CLP                   Chilean Peso
DKK                   Danish Krone
EUR                   Euro
GBP                   British Pounds Sterling
JPY                   Japanese Yen
MXN                   Mexican Nuevo Peso
NZD                   New Zealand Dollar
PLZ                   Polish Zloty
SEK                   Swedish Krona
ZAR                   South African Rand

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

                64 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ ((R)) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

                65 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                                  WHEN-ISSUED OR DELAYED DELIVERY BASIS
                                                  TRANSACTIONS
                                                  -------------------------------------
Purchased securities                              $                          80,027,528
Sold securities                                                               5,366,303

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost                                                          $  27,273,038
Market Value                                                  $   5,533,902
Market Value as a % of Net Assets                                      0.25%

                66 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the "Master Funds"). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund's investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds' expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in the Master Funds.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

                67 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $47,777,712, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $16,066,932 as of September 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

      As of September 30, 2011 the Fund has required certain counterparties to post collateral of $10,520,308.

                68 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

      As of September 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $18,545,076 for which the Fund has posted collateral of $6,566,494. If a contingent feature would have been triggered as of September 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $612,276,471 and $304,181,827, respectively.

                69 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $404,701,015 and $300,290,312 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

                70 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $2,229,161 and $383,750 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on treasury futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $137,497 and $272,271 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended September 30, 2011 was as follows:

                                      CALL OPTIONS                     PUT OPTIONS
                           -------------------------------   ------------------------------
                               NUMBER OF        AMOUNT OF       NUMBER OF        AMOUNT OF
                               CONTRACTS        PREMIUMS        CONTRACTS        PREMIUMS
                           ----------------   ------------   ---------------   ------------
Options outstanding as of
December 31, 2010                        --   $         --                --   $         --
Options written               5,432,456,279      2,727,762     6,471,184,504      3,070,827
Options closed or expired    (2,340,500,871)    (1,517,157)   (1,531,652,915)    (1,173,977)
Options exercised            (1,498,105,049)      (746,738)   (1,974,755,000)      (635,159)
                           ----------------   ------------   ---------------   ------------
Options outstanding as of
September 30, 2011            1,593,850,359   $    463,867     2,964,776,589   $  1,261,691
                           ================   ============   ===============   ============

                71 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

      CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the "reference asset").

      The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

      The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

      If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

      The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

                72 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

      The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

      For the period ended September 30, 2011, the Fund had ending monthly average notional amounts of $77,838,500 and $49,759,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

      INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

      The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

      The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

      For the period ended September 30, 2011, the Fund had ending monthly average notional amounts of $60,130,707 and $208,826,374 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

      TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

      Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

      The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

      The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

      For the period ended September 30, 2011, the Fund had ending monthly average notional amounts of $72,292,214 and $28,073,599 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

                73 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

      CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

      The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

      The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

      For the period ended September 30, 2011, the Fund had ending monthly average notional amounts of $5,655,154 on currency swaps.

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

      As of September 30, 2011, the Fund had no such currency swap agreements outstanding.

      VOLATILITY SWAP CONTRACTS. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price.

      Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

      The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

      The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

      For the period ended September 30, 2011, the Fund had ending monthly average notional amounts of $80,567 and $173,618 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

                74 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

RESTRICTED SECURITIES

As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities              $         2,487,356,713
Federal tax cost of other investments                    11,353,249
                                            -----------------------
Total federal tax cost                      $         2,498,709,962
                                            =======================

Gross unrealized appreciation               $           119,685,564
Gross unrealized depreciation                          (280,945,707)
                                            -----------------------
Net unrealized depreciation                 $          (161,260,143)
                                            =======================

                75 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                   Shares       Value
---------------------------------------------------------------------
COMMON STOCKS-97.6%
---------------------------------------------------------------------
CONSUMER DISCRETIONARY-11.1%
---------------------------------------------------------------------
AUTOMOBILES-1.5%
Ford Motor Co.(1)                                   9,930    $ 96,021
---------------------------------------------------------------------
HOUSEHOLD DURABLES-1.5%
Mohawk Industries, Inc.(1)                          2,280      97,835
---------------------------------------------------------------------
MEDIA-5.4%
Comcast Corp., Cl. A                                6,710     140,239
---------------------------------------------------------------------
Dish Network Corp., Cl. A(1)                        5,260     131,816
---------------------------------------------------------------------
Viacom, Inc., Cl. B                                 2,000      77,480
                                                             --------
                                                              349,535
---------------------------------------------------------------------
MULTILINE RETAIL-2.3%
Target Corp.                                        3,040     149,082
---------------------------------------------------------------------
SPECIALTY RETAIL-0.4%
Talbots, Inc. (The)(1)                             10,180      27,486
---------------------------------------------------------------------
CONSUMER STAPLES-8.1%
---------------------------------------------------------------------
BEVERAGES-3.5%
Coca-Cola Co. (The)                                 3,340     225,650
---------------------------------------------------------------------
FOOD & STAPLES RETAILING-2.1%
Wal-Mart Stores, Inc.                               2,590     134,421
---------------------------------------------------------------------
HOUSEHOLD PRODUCTS-2.5%
Church & Dwight Co., Inc.                           3,720     164,424
---------------------------------------------------------------------
ENERGY-11.7%
---------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-0.6%
Nabors Industries Ltd.(1)                           2,940      36,044
---------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-11.1%
Apache Corp.                                          700      56,168
---------------------------------------------------------------------
Chevron Corp.                                       3,900     360,828
---------------------------------------------------------------------
Exxon Mobil Corp.                                   2,104     152,814
---------------------------------------------------------------------
Penn West Petroleum Ltd.                            3,940      58,194
---------------------------------------------------------------------
Royal Dutch Shell plc, ADR                          1,530      94,126
                                                             --------
                                                              722,130
---------------------------------------------------------------------
FINANCIALS-20.2%
---------------------------------------------------------------------
CAPITAL MARKETS-2.9%
Goldman Sachs Group, Inc. (The)                     2,020     190,991
---------------------------------------------------------------------
COMMERCIAL BANKS-9.8%
CIT Group, Inc.(1)                                  3,330     101,132
---------------------------------------------------------------------
M&T Bank Corp.                                      1,870     130,713
---------------------------------------------------------------------
U.S. Bancorp                                        8,960     210,918
---------------------------------------------------------------------
Wells Fargo & Co.                                   8,140     196,337
                                                             --------
                                                              639,100
---------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-2.7%
JPMorgan Chase & Co.                                5,700     171,684
---------------------------------------------------------------------
INSURANCE-4.8%
ACE Ltd.                                            2,320     140,592
---------------------------------------------------------------------
MetLife, Inc.                                       6,100     170,861
                                                             --------
                                                              311,453

1 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                   Shares       Value
---------------------------------------------------------------------
HEALTH CARE-15.2%
---------------------------------------------------------------------
BIOTECHNOLOGY-1.8%
Gilead Sciences, Inc.(1)                            3,010   $ 116,788
---------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES-3.3%
Medtronic, Inc.                                     6,390     212,404
---------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-7.9%
HCA Holdings, Inc.(1)                               7,090     142,934
---------------------------------------------------------------------
Humana, Inc.                                        4,010     291,647
---------------------------------------------------------------------
WellPoint, Inc.                                     1,230      80,294
                                                            ---------
                                                              514,875
---------------------------------------------------------------------
PHARMACEUTICALS-2.2%
Pfizer, Inc.                                        8,170     144,446
---------------------------------------------------------------------
INDUSTRIALS-7.7%
---------------------------------------------------------------------
AEROSPACE & DEFENSE-1.4%
AerCap Holdings NV(1)                               9,030      89,578
---------------------------------------------------------------------
AIRLINES-1.1%
United Continental Holdings, Inc.(1)                3,800      73,644
---------------------------------------------------------------------
ELECTRICAL EQUIPMENT-2.0%
Cooper Industries plc                               2,850     131,442
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-2.0%
Tyco International Ltd.                             3,090     125,918
---------------------------------------------------------------------
MACHINERY-1.2%
Ingersoll-Rand plc                                  2,840      79,776
---------------------------------------------------------------------
INFORMATION TECHNOLOGY-9.0%
---------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.5%
Juniper Networks, Inc.(1)                           5,800     100,108
---------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.9%
Corning, Inc.                                       4,490      55,496
---------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-1.0%
VeriSign, Inc.                                      2,270      64,945
---------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.1%
Xilinx, Inc.                                        2,590      71,070
---------------------------------------------------------------------
SOFTWARE-4.5%
Microsoft Corp.                                     6,110     152,078
---------------------------------------------------------------------
Oracle Corp.                                        4,900     140,826
                                                            ---------
                                                              292,904
---------------------------------------------------------------------
MATERIALS-4.7%
---------------------------------------------------------------------
CHEMICALS-3.3%
Celanese Corp., Series A                            2,770      90,108
---------------------------------------------------------------------
Mosaic Co. (The)                                    2,640     129,281
                                                            ---------
                                                              219,389
---------------------------------------------------------------------
CONTAINERS & PACKAGING-1.4%
Rock-Tenn Co., Cl. A                                1,840      89,571
---------------------------------------------------------------------
TELECOMMUNICATION SERVICES-2.9%
---------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-1.3%
AT&T, Inc.                                          2,922      83,335
---------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-1.6%
Vodafone Group plc, Sponsored ADR                   4,140     106,191

2 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

                                                      Shares         Value
--------------------------------------------------------------------------
UTILITIES-7.0%
--------------------------------------------------------------------------
ELECTRIC UTILITIES-3.4%
American Electric Power Co., Inc.                      2,110   $    80,222
--------------------------------------------------------------------------
Edison International, Inc.                             3,730       142,673
                                                               -----------
                                                                   222,895
--------------------------------------------------------------------------
ENERGY TRADERS-1.1%
GenOn Energy, Inc.(1)                                 25,000        69,500
--------------------------------------------------------------------------
MULTI-UTILITIES-2.5%
Public Service Enterprise Group, Inc.                  4,980       166,183
                                                               -----------
Total Common Stocks (Cost $6,834,819)                            6,346,314
--------------------------------------------------------------------------
INVESTMENT COMPANY-5.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.16% (2,3) (Cost $327,479)                          327,479       327,479
--------------------------------------------------------------------------
Total Investments, at Value (Cost $7,162,298)          102.6%    6,673,793
--------------------------------------------------------------------------
Liabilities in Excess of Other Assets                   (2.6)     (167,470)
                                                     ---------------------
Net Assets                                             100.0%  $ 6,506,323
                                                     =====================

Footnotes to Statement of Investments

----------
1.   Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES             GROSS              GROSS                      SHARES
                             DECEMBER 31, 2010         ADDITIONS         REDUCTIONS          SEPTEMBER 30, 2011
---------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E               230,823         3,074,442          2,977,786                     327,479

                                                                              VALUE                      INCOME
---------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                                 $  327,479                       $ 471

3.   Rate shown is the 7-day yield as of September 30, 2011.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of September 30, 2011 based on valuation input level:

3 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)


                                                                                   LEVEL 3--
                                         LEVEL 1--             LEVEL 2--         SIGNIFICANT
                                        UNADJUSTED     OTHER SIGNIFICANT        UNOBSERVABLE
                                     QUOTED PRICES     OBSERVABLE INPUTS              INPUTS               VALUE
----------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary               $   719,959     $              --     $            --         $   719,959
  Consumer Staples                         524,495                    --                  --             524,495
  Energy                                   758,174                    --                  --             758,174
  Financials                             1,313,228                    --                  --           1,313,228
  Health Care                              988,513                    --                  --             988,513
  Industrials                              500,358                    --                  --             500,358
  Information Technology                   584,523                    --                  --             584,523
  Materials                                308,960                    --                  --             308,960
  Telecommunication Services               189,526                    --                  --             189,526
  Utilities                                458,578                    --                  --             458,578
Investment Company                         327,479                    --                  --             327,479
                                       -------------------------------------------------------------------------
Total Assets                           $ 6,673,793     $              --     $            --         $ 6,673,793
                                       -------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

4 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

5 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

6 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $773 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The

Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 30, 2011, the Fund had an ending monthly average market value of $117 on written put options.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended September 30, 2011 was as follows:

                                                     PUT OPTIONS
                                    ---------------------------------
                                       NUMBER OF         AMOUNT OF
                                       CONTRACTS          PREMIUMS
---------------------------------------------------------------------
Options outstanding as of
December 31, 2010                               --     $           --
Options written                                 24                940
Options closed or expired                      (24)              (940)
                                    ---------------------------------
Options outstanding as of
September 30, 2011                              --     $           --
                                    =================================

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted below. The

7 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA

STATEMENT OF INVESTMENTS September 30, 2011 (Unaudited)

primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $     7,271,711
                                    ===============

Gross unrealized appreciation       $       364,742
Gross unrealized depreciation              (962,660)
                                    ---------------
Net unrealized depreciation         $      (597,918)
                                    ===============

8 | Oppenheimer Value Fund/VA

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By: /s/ William F. Glavin, Jr.
    -------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 11/9/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    -------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 11/9/2011

By: /s/ Brian W. Wixted
    -------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 11/9/2011